                                                   UNITED STATES
                                        SECURITIES AND EXCHANGE COMMISSION
                                              Washington, D.C. 20549

                                                    FORM N-CSR

                    CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                                   Investment Company Act file number: 811-8662

                                      AAL Variable Product Series Fund, Inc.
                                (Exact name of registrant as specified in charter)

                                              625 Fourth Avenue South
                                           Minneapolis, Minnesota 55415
                                (Address of principal executive offices) (Zip code)

                                        John C. Bjork, Assistant Secretary
                                              625 Fourth Avenue South
                                           Minneapolis, Minnesota 55415
                                      (Name and address of agent for service)

                        Registrant's telephone number, including area code: (612) 340-7005
                                       Date of fiscal year end: December 31
                                    Date of reporting period: December 31, 2003

Item 1. Report to Stockholders

[GRAPHIC OMITTED: Thrivent Financial for Lutherans TM]

AAL Variable Product Series Fund, Inc.

Annual Report
December 31, 2003

[GRAPHIC OMITTED: Mother and Father with Child]

Table of Contents

President's Letter                                            1

Economic and Market Overview                                  2

Portfolio Perspectives
Technology Stock Portfolio                                    4
Small Cap Stock Portfolio                                     6
Small Cap Index Portfolio                                     8
Small Cap Value Portfolio                                    10
Mid Cap Stock Portfolio                                      12
Mid Cap Index Portfolio                                      14
International Portfolio                                      16
Capital Growth Portfolio                                     18
Large Company Index Portfolio                                20
Real Estate Securities Portfolio                             22
Balanced Portfolio                                           24
High Yield Bond Portfolio                                    26
Bond Index Portfolio                                         28
Mortgage Securities Portfolio                                30

Report of Independent Auditors                               32

Schedules of Investments
Technology Stock Portfolio                                   33
Small Cap Stock Portfolio                                    35
Small Cap Index Portfolio                                    39
Small Cap Value Portfolio                                    48
Mid Cap Stock Portfolio                                      51
Mid Cap Index Portfolio                                      55
International Portfolio                                      61
Capital Growth Portfolio                                     64
Large Company Index Portfolio                                66
Real Estate Securities Portfolio                             73
Balanced Portfolio                                           76
High Yield Bond Portfolio                                    96
Bond Index Portfolio                                        104
Mortgage Securities Portfolio                               116

Statement of Assets and Liabilities                         118

Statement of Operations                                     121

Statement of Changes in Net Assets                          124

Notes to Financial Statements                               127

Financial Highlights
Technology Stock Portfolio                                  138
Small Cap Stock Portfolio                                   138
Small Cap Index Portfolio                                   139
Small Cap Value Portfolio                                   139
Mid Cap Stock Portfolio                                     138
Mid Cap Index Portfolio                                     138
International Portfolio                                     139
Capital Growth Portfolio                                    139
Large Company Index Portfolio                               140
Real Estate Securities Portfolio                            141
Balanced Portfolio                                          141
High Yield Bond Portfolio                                   140
Bond Index Portfolio                                        141
Mortgage Securities Portfolio                               141

Board of Directors and Officers                             145

Supplement to the Prospectus                                149

[PHOTO OMITTED: PAMELA J. MORET]

Dear Member:

We are pleased to provide you with the annual report for the 12 months ended December 31, 2003, for the AAL Variable Product Series Fund,
Inc., managed by Thrivent Financial for Lutherans. In this report you will find detailed information about the AAL Variable Product Series
Fund, Inc., including summaries prepared by each portfolio manager highlighting performance, market conditions and management strategies during the 12-month period. In addition, Jim Abitz, Thrivent
Financial's chief investment officer, reviews the larger economic environment influencing your investment performance in his Economic and Market Overview.

In 2003, we have seen significant improvement in the financial markets. This has been a welcome change from the past few years.
Sadly, however, this improvement has been overshadowed by a string of disturbing disclosures of inappropriate trading practices in the industry.

You can count on us for your investment needs

We want our shareholders to know we are committed to operating with integrity and earning and retaining your trust every day. This is especially important as investors' confidence in money managers and fund families is being shaken. At a time when the asset management industry is receiving increased negative attention, we are working hard to protect your interests by continually monitoring and reviewing our practices and seeking to hold ourselves to the high standards you expect.

Our practices discourage market timing and late trading

There are several ways we protect your interests:

* We do not permit late or after hours trading. Investors must place their orders to buy or sell shares before 4 p.m. EST to receive that day's price.

* We reserve the right to reject purchases we believe could negatively impact our investors.

* Last year, we enhanced our fair value pricing that allows us to factor in events that could affect the valuation of our international stock portfolios. This pricing practice helps eliminate potential arbitrage opportunities for market timers.

We're building for the future

As we continue to strive to operate our business with integrity, we are working to ensure that we continue to meet your investment needs.
Investments play an important role in many members' financial plans.
Our mutual fund family and portfolio money management capabilities are being repositioned to better meet members' needs.

Our goal is to deliver consistent, competitive investment performance, enhanced shareholder services and a growing business with an excellent reputation. We expect to build on our many strengths while also addressing areas that need improvement.

We are developing action steps that, taken together, we expect will benefit contractholders. They include:

* Merging the Series Funds' families and in the process, placing all of the funds under a single Board of Directors

* Thrivent Financial investing $4-5 million to enhance the quality of its portfolio money management capabilities

* Creating new product names using the Thrivent Financial brand

* Expanding our investment product offerings

* Offering greater investment choice through access to an expanded array of money managers

Your Thrivent Investment Management representative can be your guide

As we build our capabilities, our philosophy is centered firmly on your relationship with your Thrivent Investment Management
representative. You can expect regular timely advice on asset allocation, the financial markets and the economy. In a period of improving market conditions, it's often a good idea to review your current investment mix and overall balance. Talk to your Thrivent
Investment Management representative today if you have any questions.
He or she is there to help and would welcome the chance to do so.
Thank you for continuing to turn to us for your financial solutions.

Sincerely,

/S/ PAMELA J. MORET

Pamela J. Moret
President
AAL Variable Products Series Fund, Inc.

[PHOTO OMITTED: JIM ABITZ]

Jim Abitz                                        December 31, 2003

Senior Vice President and
Chief Investment Officer

Economic and Market Overview

The nation's financial markets moved solidly into recovery mode over the 12 months ended December 31, 2003, with every major asset class recording gains -- many of them substantial. After a stronger fourth quarter in 2002, the markets sank again in early 2003, owing to an anxiety-inducing prelude to war with Iraq. In mid-March of 2003, after it became obvious that war was forthcoming, though with an apparent quick end to the initial conflict, the markets responded with an encouraging and broad-based rebound. Strong corporate profit reports supported and added to stock market gains throughout the summer months as further evidence of a strong economic recovery accumulated. All equity market capitalization ranges flourished in this environment with many smaller, "left-for-dead" technology companies leading the charge. High-quality bonds posted positive, yet tempered, returns in the face of a rising interest rate environment and a renewed economy while high-yield issues recorded hefty gains amid their finest run in several years.

U.S. Economy

Economic growth, after muddling along at a 1-2% rate, jumped sharply in the summer and fall months punctuated with an extraordinary third quarter 2003 gross domestic product (GDP) year-over-year increase of
8.2%, according to the Commerce Department's revised estimate -- the strongest growth rate in nearly 20 years. The improvement was largely attributable to a combination of companies rebuilding depleted inventories and increasing capital expenditures and business investment. Last June, we pointed to weak capital spending and the lack of job growth as key missing pieces from the complete economic puzzle. With a solid pick up in business spending, all eyes have been trained on employment numbers and we have seen some improvement on the margin, backed by evidence such as weekly initial jobless claims having fallen to the lowest level since February of 2001. The net job loss figures, however, are sobering and could impact consumer confidence and the rate of economic growth if they continue to make newspaper headlines. Manufacturing activity has recently expanded, the housing sector continues its strong performance and consumer confidence has been increasingly positive -- all key factors in the strong recovery.

Inflation and Monetary Policy

Inflation has yet to register in this economic recovery, with the exception of the occasional spike in energy prices. On a
year-over-year basis, inflation, as measured by the Consumer Price
Index, has held steady in the 2% range and shows no imminent signs of accelerating. This low level of inflation is consistent with the
Federal Reserve holding market interest rates steady well into 2004.
Low interest rates will continue to provide stimulatory fuel for the economy but will likely rise as improved employment and stronger economic growth numbers come in. The current federal funds rate -- the rate at which banks charge one another for overnight loans and a barometer of all market interest rates -- stands at 1%, a 45-year low.

Equity Performance

The past 12 months were an exceedingly rewarding period for stock investors, with all market capitalization ranges and investment styles turning in robust returns. The stock rally since late March was dominated by a decided "lower-quality" bias that favored small and out-of-favor firms over larger, more established companies. Technology stocks, the scourge of investors over the past several years, led the rally, as evidenced by the NASDAQ Composite's breathtaking 50.77%
total return over the 12-month period ended December 31, 2003. Small company stocks, as measured by the Russell 2000 Index, returned
47.27%, while mid-caps and the S&P MidCap 400 Index gained 35.59%.
Larger companies brought up the rear with their proxy, the S&P 500
Index, returning 28.67%. As far as investment styles -- value-oriented stocks outperformed growth but this should be discounted as so many growth-oriented technology stocks had fallen in price and were being eyed as cheaper value stocks. International stocks emerged from a long hibernation as Japan's economy showed signs of life and valuations of many European stocks became exceedingly attractive. Morgan Stanley's
EAFE Index -- a commonly used measure of international stock performance -- rose 39.17% over the one-year period.

Fixed-Income Performance

With a recovering economy and a somewhat more stable geopolitical landscape, higher-quality bonds slowed down from a very strong three-year performance period. The threat of rising interest rates teamed with a much-improved stock market sent investors scrambling for more return potential throughout the last six months of the fiscal year. Corporate bonds, especially those below investment grade, performed best as a result of an improved business climate and company balance sheets holding less debt. The threat of rising interest rates dampened investor enthusiasm for the highest-quality U.S. Treasury securities and government agency debt. For the period, the Lehman
Brothers Aggregate Bond Index--a broad barometer of high-quality bond performance -- posted a 4.10% total return.

The historically wide yield difference between high-yield bonds and
U.S. Treasuries attracted sizable inflows into high-yield bond funds and teamed with an improved credit market, produced sizable gains for investors. The Lehman Brothers High Yield Bond Index produced a 28.97%
total return over the 12-month period.

Outlook

Signs have grown increasingly positive and it is obvious that the U.S.
economy is in the midst of a firm recovery. With a low interest rate environment and strong productivity and continued economic growth, there is no reason that the economy cannot grow at a 4% rate in 2004.
Consumer confidence, while inherently volatile has risen in recent months and experts expect a strong holiday retail season from higher consumer spending. Irritants such as high consumer debt levels and a spike in the personal bankruptcy rate have yet to impact consumer confidence while inflation appears sedate. Lower unemployment rates and job creation are factors that could provide leadership into the next market rally and recent indications are that employment numbers are growing more positive.

We expect less robust returns for high-quality bonds in the next six to twelve months as interest rates are set to rise from historically low levels. However, in our view, the Federal Reserve will hold off on significant interest rate increases until the unemployment rate exhibits a convincing downward trend.

In our experience, the stock market rarely, if ever, moves upward in a steady way. As an example, the month of September saw a drop in all major equity indexes but shouldn't necessarily be viewed negatively.
In our opinion, such consolidation periods are a healthy and necessary part of market rallies as they help prepare for future gains and allow investors on the sideline to reenter the market. This additional demand by investors was one reason the stock market performed so well in October. We expect more periodic pullbacks such as September's as investors occasionally reap profits but remain confident that overall, the market is well positioned for a rewarding 2004.

TECHNOLOGY STOCK PORTFOLIO

[PHOTO OMITTED: BRIAN J. FLANAGAN AND JAMES A. GROSSMAN]

Brian J. Flanagan (left) and James A. Grossman (right), Portfolio
Co-Managers

The Technology Stock Portfolio seeks long-term capital appreciation by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

Following three years of being decimated, a technology stock rebound appeared inevitable. In 2003, the reversal became reality as technology stocks produced impressive returns for investors. During the 12-month period ended December 31, 2003, the Technology Stock
Portfolio produced a 51.36% total return. During the same period, its
Lipper, Inc., Science-Technology Funds peer group produced a median return of 37.68%. Meanwhile, its market benchmark, the Goldman Sachs
Technology Index returned 54.18%.

A Breakout Rally

At the outset of 2003, expectations for technology stocks, which had been beaten down for three consecutive years, were not high. Despite more of the same early in the year, the technology sector vigorously responded to positive economic news and led a breakout rally that continued throughout the period.

In April, as concerns about the Iraq War wound down and SARS virus fears quelled, the markets picked up steam. The technology sector was in an ideal position to capitalize on this emerging rally. Inventories were low and there was a backlog of demand from consumers and business, which had significantly reduced spending for three years following the large investments made in preparation for Y2K.

The primary beneficiaries of this rally were lower quality, small or
"micro" cap technology names, many of which had been trading at cash valuation levels and nearing bankruptcy. However, while cheap financing via historic interest rate lows provided the liquidity required to remain in business, the economic rebound and low inventories provided the impetus for these stocks to rally
significantly more than larger, higher quality companies.

Early in the year the Portfolio was well positioned to participate in this impressive turnaround, having exposure to both small and micro cap stocks. This overweighted stance to lower value stocks was the primary factor in the Portfolio's ability to garner returns in excess of 50%. Sector allocations were essentially a non-factor in terms of the Portfolio's performance.

The Portfolio's performance was hurt, on a relative basis, by its bias toward larger, more stable companies, especially in the third quarter.
We pulled back on these lower quality names based on concerns about the sustainability of the rally. While micro caps continued an unprecedented rally through November, large-cap, high-quality names returned to form in December and positively influenced the Portfolio's returns once again. Our earlier exit from smaller, riskier technology companies hampered the Portfolio's relative performance.

[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries

Information Technology                 84.1%
Consumer Discretionary                  5.4%
Health Care                             1.9%
Industrials                             1.7%
Communications Services                 1.5%

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition
(% of Portfolio)

Short Term Investments              5.4%
Common Stocks                      94.6%

Top 10 Holdings
(% of Portfolio)

Microsoft Corporation                                8.6%
Cisco Systems, Inc.                                  8.5%
International Business Machines Corporation          7.1%
Intel Corporation                                    4.7%
Dell, Inc.                                           4.1%
Oracle Corporation                                   3.9%
Texas Instruments, Inc.                              2.5%
QUALCOMM, Inc.                                       2.3%
eBay, Inc.                                           2.2%
Applied Materials, Inc.                              1.9%

These common stocks represent 45.8% of the total investment portfolio.

Footnote reads:

Quoted Top Industries, Portfolio Composition and Top 10 Holdings are
subject to change and percentages shown exclude securities held as collateral for securities loaned. The list of Top 10 Holdings excludes
Short Term Investments.

                           Portfolio Facts
                          December 31, 2003

Net Assets                    $41,158,991           NAV          $6.94
NAV -- High+          12/30/2003 -- $6.95
NAV -- Low+            3/11/2003 -- $4.44
Number of Holdings: 96          + For the year ended December 31, 2003

             Average Annual Total Returns /1/
                  December 31, 2003
                                                From
                                           Inception
          1 Year                            3/1/2001
-----------------------------------------------------------
          51.36%                             -12.07%

Outlook

There is evidence to suggest that December's resurgence of large-cap technology names will continue well into 2004. Large companies appear to be reasserting their power and garnering increased market share.
With market share comes pricing power,which is something that small-cap names are rarely able to leverage.

As customers look to consolidate their vendor lists, large-cap names with financial security hold another significant advantage. Armed with capital to invest in research and development, as well as customer service, these businesses stand the best chance of becoming the trusted, long-term partner most companies now seek. In addition, the devalued U.S. dollar is yet another advantage for large-cap technology names, which are more likely to participate in overseas markets.

To build on the success of 2003 and achieve the next phase of growth, micro cap names must move beyond cost-cutting measures and realize top-line growth. Therefore, while the Portfolio will continue to look for value in all market capitalization segments, it will maintain an overweighted stance in large-caps. And while 50%-plus returns are unlikely, there is reason for optimism entering 2004.

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment /1/
                                             Goldman
                                             Sachs
                                             Technology
                            Technology       Industry          Consumer
                            Stock            Composite         Price
  Date                      Portfolio        Index**           Index*
------------------------------------------------------------------------
      March 1, 2001           10,000           10,000           10,000
               2001            8,110            8,358           10,023
               2001           10,020            9,953           10,063
               2001            9,570            9,556           10,108
               2001            9,680            9,582           10,125
               2001            8,750            8,900           10,097
               2001            7,580            7,741           10,097
               2001            5,920            6,176           10,142
               2001            6,850            7,168           10,108
               2001            7,940            8,389           10,091
               2002            7,870            8,241           10,051
               2002            7,740            8,232           10,074
               2002            6,620            7,132           10,114
               2002            7,130            7,640           10,171
               2002            6,280            6,704           10,228
               2002            5,956            6,431           10,228
               2002            5,142            5,522           10,233
               2002            4,620            4,963           10,245
               2002            4,520            4,899           10,279
               2002            3,776            4,025           10,296
               2002            4,556            4,904           10,321
               2002            5,353            5,762           10,321
               2003            4,588            4,923           10,299
               2003            4,601            4,879           10,344
               2003            4,671            4,953           10,424
               2003            4,626            4,898           10,487
               2003            5,085            5,409           10,464
               2003            5,609            6,012           10,447
               2003            5,618            5,997           10,458
               2003            5,940            6,342           10,470
               2003            6,271            6,780           10,509
               2003            6,103            6,681           10,544
               2003            6,679            7,333           10,532
               2003            6,792            7,474           10,504
  December 31, 2003           $6,944           $7,590          $10,492

Footnotes read:

*  The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

** The Goldman Sachs Technology Industry Composite Index is a modified capitalization-weighted index of selected technology stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

/1/Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolio primarily invests in technology-related industries; as a consequence, the Portfolio may be subject to greater price volatility than a portfolio investing in a broad range of industries. At various times, the
   Portfolio's adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio's total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. For additional information, refer to your variable contract prospectus which can be obtained from your registered representative or by calling (800) Thrivent. Please read your prospectus carefully.

SMALL CAP STOCK PORTFOLIO

[PHOTO OMITTED: KEVIN A. SCHMITTING AND CHRISTOPHER J. SERRA]

Kevin A. Schmitting (left) and Christopher J. Serra (right), Portfolio
Co-Managers

The Small Cap Stock Portfolio seeks long-term capital growth by investing primarily in small company common stocks and securities convertible into small company common stocks.

Following a slow start to the year, small-cap stocks rebounded to post exceptional returns and outperform both mid-cap and large-cap stocks in 2003. For the 12-month period ended December 31, 2003, the Small
Cap Stock Portfolio produced a 40.19% total return, outperforming its market benchmark, the S&P SmallCap 600 Index, which posted a 38.77%
total return. The Portfolio's Lipper, Inc., peer group of similar small-cap core funds returned a median of 41.10%.

Technology Rides the Wave

Many factors converged in 2003 to produce small-cap stock results reminiscent of the mid 1990s. One of the most significant contributors to the rally was the consolidation stemming from the pounding that many stocks took in 2002. With most companies' financial houses in order, they were well positioned to ride the wave of optimism which began in April.

This positive surge was led by the easing of anxiety over the effects and outcome of the conflict in Iraq. Subsequent events, including tax cuts, helped encourage consumer spending and positively influenced the
Portfolio's performance with its overweighted stance in the consumer discretionary sector. Within this sector, the Portfolio further benefited from effective stock selection.

As overall optimism for an economic recovery spread, corporate spending increased, especially in the technology sector. Although this sector had experienced two years of malaise, the Portfolio was well-positioned to capitalize on its resurgence and helped pace its outstanding returns. The impressive run of low quality small-cap stocks, of which the Portfolio typically maintains very few names, represented the only significant area of underperformance.

[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries

Information Technology                 19.2%
Consumer Discretionary                 17.2%
Industrials                            16.8%
Financials                             15.3%
Health Care                            11.6%
Energy                                  5.8%
Materials                               3.4%
Consumer Staples                        2.2%
Utilities                               1.9%
Communications Services                 0.6%

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition
(% of Portfolio)

Short Term Investments              6.0%
Common Stocks                      94.0%

Top 10 Holdings
(% of Portfolio)

Ingram Micro, Inc.                                    1.1%
MacDermid, Inc.                                       1.0%
United Surgical Partners International, Inc.          1.0%
Radio One, Inc.                                       0.9%
Consolidated Graphics, Inc.                           0.9%
Tech Data Corporation                                 0.9%
Manitowoc Company, Inc.                               0.8%
Ventana Medical Systems, Inc.                         0.8%
MSC Industrial Direct Company, Inc.                   0.8%
Casey's General Stores, Inc.                          0.8%

These common stocks represent 9.0% of the total investment portfolio.

Footnote reads:

Quoted Top Industries, Portfolio Composition and Top 10 Holdings are
subject to change and percentages shown exclude securities held as collateral for securities loaned. The list of Top 10 Holdings excludes
Short Term Investments.

                          Portfolio Facts
                         December 31, 2003

Net Assets                    $156,878,810          NAV          $12.34
NAV -- High+          12/30/2003 -- $12.48
NAV -- Low+             3/12/2003 -- $7.94
Number of Holdings: 201          + For the year ended December 31, 2003

Average Annual Total Returns /1/
December 31, 2003
                                                From
                                           Inception
          1 Year                            3/1/2001
-----------------------------------------------------------
          40.19%                               7.87%

Outlook

The outlook for small-caps remains positive as the valuations for a number of companies appear cheap in relation to their prospects for growth. We believe earnings will continue to improve, especially in the industrial sector as a result of companies' efforts in recent years to streamline their operations and reduce costs. The
revitalization of the economy presents an ideal environment for these companies to take advantage of their solid foundations and
aggressively seek growth.

In addition, the expansion of many foreign economies -- China in particular -- has revealed new markets for U.S. companies' products and services. As a result, we will closely monitor opportunities in the industrial, transportation and energy sectors, as these emerging economies increase their consumption.

We also anticipate that the technology sector will continue its strong performance led in large measure by semiconductors, which are rebounding strongly at the outset of 2004. The Portfolio will also begin the year overweighted in the information technology sector as spending is improving, particularly with regard to technology distribution channels. Overall, the Portfolio will remain diversified as we monitor corporate spending levels, which, especially with regard to small-cap stocks, will be the key to continued growth in 2004.

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment /1/
                                              S&P
                            Small Cap         SmallCap         Consumer
                            Stock             600              Price
  Date                      Portfolio         Index*           Index**
------------------------------------------------------------------------
      March 1, 2001           10,000           10,000           10,000
               2001            9,490            9,543           10,023
               2001           10,240           10,270           10,063
               2001           10,500           10,467           10,108
               2001           10,790           10,850           10,125
               2001           10,620           10,669           10,097
               2001           10,350           10,426           10,097
               2001            9,060            9,016           10,142
               2001            9,750            9,497           10,108
               2001           10,400           10,192           10,091
               2002           11,110           10,882           10,051
               2002           11,090           10,976           10,074
               2002           10,689           10,788           10,114
               2002           11,391           11,640           10,171
               2002           11,381           11,969           10,228
               2002           11,053           11,473           10,228
               2002           10,394           10,880           10,233
               2002            9,035            9,343           10,245
               2002            9,064            9,432           10,279
               2002            8,482            8,855           10,296
               2002            8,722            9,138           10,321
               2002            9,325            9,613           10,321
               2003            8,842            9,290           10,299
               2003            8,620            8,970           10,344
               2003            8,413            8,683           10,424
               2003            8,361            8,751           10,487
               2003            9,006            9,461           10,464
               2003            9,772           10,224           10,447
               2003            9,999           10,490           10,458
               2003           10,524           11,035           10,470
               2003           11,165           11,572           10,509
               2003           10,758           11,232           10,544
               2003           11,634           12,205           10,532
               2003           12,082           12,667           10,504
  December 31, 2003          $12,396          $12,891          $10,492

Footnotes read:

*  The S&P SmallCap 600 Index is an index that represents the average performance of a group of 600 small capitalization stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

/1/Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. At various times, the
   Portfolio's adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio's total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. For additional information, refer to your variable contract prospectus which can be obtained from your registered representative or by calling (800) Thrivent. Please read your prospectus carefully.

SMALL CAP INDEX PORTFOLIO

[PHOTO OMITTED: KEVIN R. BRIMMER]

Kevin R. Brimmer, Portfolio Manager

The Small Cap Index Portfolio strives for capital growth that approximates the performance of the S&P SmallCap 600 Index by investing primarily in the common stocks comprising the Index.

For the 12-month period ended December 31, 2003, the Small Cap Index
Portfolio returned 38.16% versus a return for the S&P SmallCap 600
Index of 38.77% over this time period. The difference in performance between the Portfolio and the benchmark was primarily a result of the expenses charged to the Portfolio that are not applicable to the
Index.

Small Caps Led Rally

Although the months of January, June and September brought negative returns for the Portfolio, the Spring months brought positive, even robust, returns. In fact, the September consolidation period was followed by a strong October rally from which small-cap stocks never looked back. Stocks in every economic sector showed positive returns for the 12-month period overall, with the exception of
telecommunications services. Information technology and consumer discretionary stocks lead the upside with gains of over 53% and 50%, respectively, for the period.

The Small Cap Index Portfolio, as an Index portfolio, is managed with a passive approach, meaning there is no active stock selection process. The objective of the Portfolio is to replicate the
performance of the S&P SmallCap 600 Index in order to provide broad exposure to small capitalization stocks across various economic sectors. This is done by purchasing all 600 securities in the Index to mirror the composition of the Index as closely as possible, while at the same time trying to keep transaction costs at a minimum.
Generally, variances in performance relative to the Index are a function of Portfolio expenses, transaction costs and minor
differences in Portfolio composition relative to that of the Index.
All of these variables will have less of an impact on performance as the Portfolio grows in size.

[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries

Industrials                            19.1%
Consumer Discretionary                 19.0%
Information Technology                 16.0%
Financials                             13.3%
Health Care                            12.9%
Energy                                  5.4%
Materials                               4.6%
Utilities                               3.7%
Consumer Staples                        3.1%
Communications Services                 0.3%

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition
(% of Portfolio)

Short Term Investments              2.6%
Common Stocks                      97.4%

Top 10 Holdings
(% of Portfolio)

Harman International Industries, Inc.          1.1%
NVR, Inc.                                      0.7%
Mid Atlantic Medical Services, Inc.            0.7%
Cephalon, Inc.                                 0.6%
Newfield Exploration Company                   0.6%
Alliant Techsystems, Inc.                      0.5%
Ryland Group, Inc.                             0.5%
ITT Educational Services, Inc.                 0.5%
Renal Care Group, Inc.                         0.4%
Medicis Pharmaceutical Corporation             0.4%

These common stocks represent 6.0% of the total investment portfolio.

Footnote reads:

Quoted Top Industries, Portfolio Composition and Top 10 Holdings are
subject to change and percentages shown exclude securities held as collateral for securities loaned. The list of Top 10 Holdings excludes
Short Term Investments.

                            Portfolio Facts
                           December 31, 2003

Net Assets                    $394,846,909          NAV          $15.83
NAV -- High+          12/30/2003 -- $16.09
NAV -- Low+            3/12/2003 -- $10.13
Number of Holdings: 607          + For the year ended December 31, 2003

            Average Annual Total Returns /1/
                 December 31, 2003
                                                From
                                           Inception
1 Year                5-Year               6/14/1995
-----------------------------------------------------------
38.16%                 9.32%                  11.64%

Outlook

Looking forward, we maintain an optimistic outlook for small-cap stocks. Most of the factors that helped push the small-cap market during the past nine months since the rally began in March should continue on for the near-term future. The U.S. and global economies are rebounding and although unemployment numbers have remained sluggish they are showing signs of improvement. Another positive factor is a low inflation rate. By adding in the September quarterly corporate earnings, the positive market factors from the past year look good for the foreseeable market as well.

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment /1/
                                              S&P
                            Small Cap         SmallCap        Consumer
                            Index             600             Price
  Date                      Portfolio         Index*          Index**
------------------------------------------------------------------------
      June 14, 1995           10,000           10,000           10,000
               1995           10,110           10,159           10,020
               1995           10,695           10,936           10,020
               1995           10,900           11,173           10,046
               1995           10,980           11,458           10,066
               1995           10,496           10,892           10,099
               1995           10,892           11,323           10,092
               1996           11,070           11,510           10,085
               1996           11,035           11,535           10,145
               1996           11,309           11,913           10,177
               1996           11,654           12,168           10,230
               1996           12,285           12,867           10,269
               1996           12,613           13,324           10,289
               1996           12,047           12,802           10,296
               1996           11,091           11,921           10,315
               1996           11,734           12,657           10,335
               1996           12,243           13,213           10,368
               1996           12,187           13,121           10,401
               1996           12,832           13,803           10,421
               1997           13,084           13,964           10,421
               1997           13,506           14,196           10,453
               1997           13,499           13,903           10,486
               1997           12,968           13,189           10,512
               1997           13,172           13,351           10,526
               1997           14,307           14,919           10,519
               1997           14,779           15,578           10,532
               1997           16,041           16,557           10,545
               1997           16,348           16,974           10,565
               1997           17,325           18,097           10,591
               1997           16,478           17,316           10,618
               1997           16,313           17,189           10,611
               1998           16,403           17,537           10,598
               1998           16,373           17,195           10,618
               1998           17,785           18,761           10,637
               1998           18,457           19,477           10,657
               1998           18,560           19,592           10,677
               1998           17,585           18,555           10,696
               1998           17,627           18,609           10,710
               1998           16,282           17,185           10,723
               1998           13,162           13,868           10,736
               1998           13,966           14,718           10,749
               1998           14,625           15,401           10,775
               1998           15,442           16,268           10,775
               1999           16,425           17,308           10,769
               1999           16,227           17,090           10,795
               1999           14,765           15,550           10,808
               1999           14,946           15,751           10,841
               1999           15,943           16,791           10,920
               1999           16,324           17,200           10,920
               1999           17,249           18,179           10,920
               1999           17,091           18,019           10,953
               1999           16,345           17,226           10,979
               1999           16,403           17,299           11,032
               1999           16,368           17,255           11,051
               1999           17,043           17,977           11,058
               2000           18,428           19,455           11,058
               2000           17,856           18,852           11,084
               2000           20,222           21,376           11,150
               2000           19,475           20,586           11,242
               2000           19,130           20,233           11,248
               2000           18,552           19,634           11,255
               2000           19,637           20,794           11,321
               2000           19,151           20,284           11,340
               2000           20,839           22,082           11,354
               2000           20,270           21,481           11,413
               2000           20,402           21,615           11,432
               2000           18,297           19,365           11,439
               2001           20,497           21,750           11,432
               2001           21,370           22,683           11,505
               2001           20,073           21,299           11,551
               2001           19,178           20,322           11,577
               2001           20,627           21,871           11,623
               2001           21,010           22,289           11,675
               2001           21,769           23,106           11,695
               2001           21,411           22,720           11,662
               2001           20,923           22,202           11,662
               2001           18,097           19,201           11,715
               2001           19,049           20,224           11,675
               2001           20,430           21,704           11,656
               2002           21,804           23,173           11,610
               2002           21,965           23,375           11,636
               2002           21,596           22,973           11,682
               2002           23,296           24,787           11,748
               2002           23,938           25,488           11,813
               2002           22,939           24,433           11,813
               2002           21,749           23,169           11,820
               2002           18,699           19,896           11,833
               2002           18,877           20,086           11,873
               2002           17,718           18,857           11,892
               2002           18,271           19,459           11,922
               2002           19,213           20,472           11,922
               2003           18,562           19,782           11,896
               2003           17,920           19,102           11,948
               2003           17,337           18,491           12,040
               2003           17,465           18,636           12,113
               2003           18,869           20,148           12,086
               2003           20,381           21,771           12,067
               2003           20,902           22,338           12,080
               2003           21,984           23,499           12,093
               2003           23,046           24,642           12,139
               2003           22,367           23,918           12,178
               2003           24,293           25,991           12,165
               2003           25,201           26,975           12,132
  December 31, 2003          $25,645          $27,452          $12,119

Footnotes read:

*  The S&P SmallCap 600 Index is an index that represents the average performance of a group of 600 small capitalization stocks. "S&P
   SmallCap 600 Index" is a trademark of The McGraw-Hill Companies,
   Inc. and has been licensed for use by Thrivent Financial for
   Lutherans. The product is not sponsored, endorsed or promoted by
   Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. Index funds are subject to the same market risks associated with the stocks in their respective indexes. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

/1/Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. At various times, the
   Portfolio's adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio's total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. For additional information, refer to your variable contract prospectus which can be obtained from your registered representative or by calling (800) Thrivent. Please read your prospectus carefully.

SMALL CAP VALUE PORTFOLIO

[PHOTO OMITTED: CHRISTOPHER J. SERRA]

Christopher J. Serra, Portfolio Manager

The Small Cap Value Portfolio seeks long-term capital appreciation by investing primarily in a diversified portfolio of small company common stocks and securities convertible into small company common stocks.

In a year marked by strong market-wide returns, small-cap value stocks enjoyed a particularly robust 2003. For the eight-month period ended
December 31, 2003, the Small Cap Value Portfolio produced a vigorous
41.55% return. The Portfolio outperformed both its Lipper, Inc., peer group of small-capitalization value funds, which returned a median of
37.42%, and its market benchmark, the S&P SmallCap 600/Barra Value
Index, which returned 39.54%.

Small-Cap Correction

In the late 1990s, the gap between the relative value of large- and small-cap stocks -- as well as growth and value stocks -- became extremely wide as a technology and growth bubble created an
unsustainable bias toward large-cap stocks. In 2003, however, we witnessed what we believe is the final phase of the correction between the relative performance of large- and small-cap stocks, and also between growth and value stocks.

The stage for this correction was set as the realization that worst fears regarding the U.S.-led invasion of Iraq would not materialize.
Against the backdrop of an improving economy and investors with a hearty appetite for risk, conditions were ideal for a small-cap rally.

The Portfolio's exceptional relative performance in 2003 was paced more by solid stock selection than it was by strong sector bets. After being beaten down early in the year, the Portfolio's healthcare and healthcare service stocks posted terrific results over the remaining months of the period. In addition, holdings in commercial banks, consumer discretionary, technology distribution and the semiconductor industry all contributed to the Portfolio's outperformance versus its peers.

Although the Portfolio's industrial holdings were up significantly on an absolute basis -- nearly 37% for the period -- they were a negative influence relative to peer funds. The Portfolio's emphasis on high-quality stocks, which were outpaced by lower-quality names during the period -- was the reason for this discrepancy. Overall, however, the Portfolio was able to overcome this low-quality phenomenon and perform well using a selection of good businesses.

[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries

Industrials                            19.8%
Consumer Discretionary                 18.1%
Financials                             16.7%
Information Technology                 12.7%
Health Care                             8.5%
Materials                               6.7%
Energy                                  6.5%
Utilities                               2.9%
Consumer Staples                        2.2%

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition
(% of Portfolio)

Short Term Investments              5.9%
Common Stocks                      94.1%

Top 10 Holdings
(% of Portfolio)

Russell 2000 Index Fund I Shares                      1.4%
Tech Data Corporation                                 1.1%
United Surgical Partners International, Inc.          1.1%
Casey's General Stores, Inc.                          1.1%
IDEX Corporation                                      1.1%
S&P Smallcap 600 Index Fund I Shares                  1.0%
HON INDUSTRIES, Inc.                                  1.0%
Ingram Micro, Inc.                                    1.0%
Lafarge North America, Inc.                           1.0%
Griffon Corporation                                   1.0%

These common stocks represent 10.8% of the total investment portfolio.

Footnotes read:

Quoted Top Industries, Portfolio Composition and Top 10 Holdings are
subject to change and percentages shown exclude securities held as collateral for securities loaned. The list of Top 10 Holdings excludes
Short Term Investments.

                             Portfolio Facts
                            December 31, 2003

Net Assets                     $19,773,255                  NAV          $13.73
NAV -- High+          12/30/2003 -- $14.30
NAV -- Low+              5/1/2003 -- $9.96
Number of Holdings: 176          + For the eight months ended December 31, 2003

                     Total Returns /1/
                    December 31, 2003

                            From
                       Inception
                        3/1/2001
-----------------------------------------------------------
                          41.55%

Outlook

The correction between large- and small-cap stocks that occurred in
2003 has left the markets at square-one entering 2004. However, we believe that small-caps are not over-valued or less attractive relative to large-caps. The long-term advantages of small-caps remain intact: more choices, abundant growth potential and an inefficient market that presents pricing opportunities.

We also believe the valuation gap between high- and low-quality stocks has closed, with low-quality stocks realizing most of the growth they can be expected to achieve. Continued improvement in the economy should thrust higher quality alternatives to more prominent returns.

Overall, the market looks and is behaving as "normal" as it has in several years. We believe continued economic improvement and solid GDP growth will continue for the foreseeable future. The Portfolio, therefore, will remain decidedly tilted toward economic improvement but will make no extreme sector bets. As always, we will seek to take advantage of opportunities to add high-quality, undervalued securities to our Portfolio. While 40% growth is unlikely, small-cap earnings growth can still be higher than most investors are expecting. The cost cutting undertaken by many companies in recent years leaves
significant operating leverage, which bodes well for earnings growth and the small-cap market.

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment /1/
                                            S&P
                           Small Cap        SmallCap            Consumer
                           Value            600/Barra           Price
  Date                     Portfolio        Value Index*        Index**
------------------------------------------------------------------------
     April 30, 2003           10,000           10,000           10,000
               2003           10,871           10,932            9,984
               2003           11,150           11,256            9,995
               2003           11,763           11,806           10,005
               2003           12,379           12,376           10,044
               2003           12,101           11,971           10,076
               2003           13,048           13,036           10,065
               2003           13,590           13,575           10,038
  December 31, 2003          $14,155          $13,954          $10,027

Footnote reads:

*  The S&P SmallCap 600/Barra Value Index is a capitalization-weighted index that comprises all of the stocks in the S&P SmallCap 600
   Index that have low price-to-book ratios. It is not possible to invest directly in these Indexes. The performance of these Indexes does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

/1/Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Not annualized for periods less than one year. Investment return and principal value will
   fluctuate, and shares, when redeemed, may be worth more or less than their original cost. At various times, the Portfolio's adviser reimbursed and/or paid non-advisory Portfolio expenses.
   Had the adviser not done so, the Portfolio's total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts.
   Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. For additional information, refer to your variable contract prospectus which can be obtained from your registered representative or by calling
   (800) Thrivent. Please read your prospectus carefully.

MID CAP STOCK PORTFOLIO

[PHOTO OMITTED: MICHAEL R. HOCHHOLZER]

Michael R. Hochholzer, Portfolio Manager

The Mid Cap Stock Portfolio seeks long-term capital growth by investing primarily in common stocks and securities convertible into common stocks of mid-sized companies.

Lower quality stocks led the way to superior returns for mid-cap stock investors in 2003. For the 12-month period ended December 31, 2003, the Mid Cap Stock Portfolio returned 32.28%. During the same period, the Portfolio's market benchmark, the S&P MidCap 400 Index returned
35.59% and its Lipper, Inc., mid-cap core peer group returned a median of 34.30%.

Medium-sized companies recorded strong returns

For much of 2003, investor confidence was buoyed by solid and improving economic news. The markets responded in kind, producing results -- particularly in small- and mid-cap stocks -- last experienced in the mid 1990s. However, a more conservative bias in stock selection in an environment where a more aggressive stance was rewarded hurt the Portfolio.

The primary factor which influenced performance was the relative
"quality" of the issuer. Of the eight categories that Standard and
Poor's uses to rank stocks, those ranked in the lowest categories, B-
and below, produced the strongest returns in 2003.

Because the Portfolio's investment philosophy is to remain underweight in these lower quality issues, its 12-month performance, while very attractive on an absolute basis, relatively underperformed its peers.
This was particularly true in the Portfolio's information technology sector which, despite 48% returns, underperformed the benchmark's technology returns.

Consistent with its long-term outlook, the Portfolio's approach to lower quality stocks has not dramatically changed. These stocks often reflect companies with problematic balance sheets and little or no earnings. Prior to pacing the incredible gains in 2003, these same stocks had been beaten down for nearly three years. During that time, the Portfolio's underweighted approach to these low quality stocks insulated investors from those negative returns. Over a reasonable time horizon, we believe an emphasis on higher quality stocks will produce returns consistent with the Portfolio's peers, while avoiding exposure to the significant risks inherent with lower quality choices.

At the same time, however, we have broadened the diversification of the Portfolio to capture a wider range of higher quality stocks. This will allow the Portfolio to delve another level deeper into a list of favored stocks.

[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries

Consumer Discretionary                 18.0%
Financials                             17.2%
Information Technology                 17.1%
Health Care                            13.4%
Industrials                            11.2%
Energy                                  6.4%
Materials                               4.2%
Utilities                               4.1%
Consumer Staples                        3.4%
Communications Services                 0.4%

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition
(% of Portfolio)

Short Term Investments              4.6%
Common Stocks                      95.4%

Top 10 Holdings
(% of Portfolio)

Republic Services, Inc.                     1.1%
Countrywide Financial Corporation           1.0%
Affiliated Computer Services, Inc.          1.0%
TCF Financial Corporation                   0.9%
Universal Health Services, Inc.             0.9%
M&T Bank Corporation                        0.9%
Dean Foods Company                          0.9%
Applebee's International, Inc.              0.9%
Quest Diagnostics, Inc.                     0.9%
North Fork Bancorporation, Inc.             0.9%

These common stocks represent 9.4% of the total investment portfolio.

Footnote reads:

Quoted Top Industries, Portfolio Composition and Top 10 Holdings are
subject to change and percentages shown exclude securities held as collateral for securities loaned. The list of Top 10 Holdings excludes
Short Term Investments.

                           Portfolio Facts
                          December 31, 2003

Net Assets                      $73,362,784         NAV          $10.04
NAV -- High+A          12/30/2003 -- $10.10
NAV -- Low+              3/12/2003 -- $6.97
Number of Holdings: 226          + For the year ended December 31, 2003

                 Average Annual Total Returns /1/
                      December 31, 2003
                                                From
                                           Inception
          1 Year                            3/1/2001
-----------------------------------------------------------
          32.28%                               0.38%

Outlook

Early in 2003, mid-cap stocks offered an attractive
valuation-to-growth proposition in relation to large- and small-cap stocks. In 2004, that equation has righted itself and all
capitalizations will enter the New Year on essentially equal footing.
Overall, in relation to their history, mid-caps will likely reside toward the upper end of their valuation parameters and the question that remains at the start of 2004 is how much growth mid-caps have left "in the tank."

We approach this question from a neutral perspective and will continue to be drawn to good stock prospects trading at defendable prices.
Therefore, the Portfolio maintains modest overweighting in the energy and health care sectors and slight underweighting in the
telecommunications services and financial services sectors.

Following a solid fourth quarter, the Portfolio is positioned to continue to make reasonable gains in 2004 if the economic growth which began in 2003 continues for the foreseeable future.

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment /1/
                                             S&P
                            Mid Cap          MidCap            Consumer
                            Stock            400               Price
  Date                      Portfolio        Index*            Index**
------------------------------------------------------------------------
      March 1, 2001           10,000           10,000           10,000
               2001            9,190            9,292           10,023
               2001           10,300           10,317           10,063
               2001           10,410           10,557           10,108
               2001           10,280           10,515           10,125
               2001            9,710           10,358           10,097
               2001            9,150           10,019           10,097
               2001            8,020            8,773           10,142
               2001            8,350            9,161           10,108
               2001            8,690            9,843           10,091
               2002            9,039           10,351           10,051
               2002            8,879           10,297           10,074
               2002            8,849           10,310           10,114
               2002            9,440           11,047           10,171
               2002            9,390           10,995           10,228
               2002            9,308           10,810           10,228
               2002            8,594           10,019           10,233
               2002            7,824            9,048           10,245
               2002            7,803            9,094           10,279
               2002            7,248            8,361           10,296
               2002            7,581            8,723           10,321
               2002            7,930            9,228           10,321
               2003            7,642            8,849           10,299
               2003            7,481            8,590           10,344
               2003            7,364            8,386           10,424
               2003            7,380            8,456           10,487
               2003            7,796            9,070           10,464
               2003            8,423            9,821           10,447
               2003            8,491            9,946           10,458
               2003            8,710           10,299           10,470
               2003            9,002           10,765           10,509
               2003            8,836           10,601           10,544
               2003            9,553           11,402           10,532
               2003            9,879           11,799           10,504
  December 31, 2003          $10,108          $11,998          $10,492

Footnotes read:

*  The S&P MidCap 400 Index is an index that represents the average performance of a group of 400 medium capitalization stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

/1/Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. At various times, the
   Portfolio's adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio's total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. For additional information, refer to your variable contract prospectus which can be obtained from your registered representative or by calling (800) Thrivent. Please read your prospectus carefully.

MID CAP INDEX PORTFOLIO

[PHOTO OMITTED: KEVIN R. BRIMMER]

Kevin R. Brimmer, Portfolio Manager

The Mid Cap Index Portfolio seeks total returns that track the performance of the S&P MidCap 400 Index by investing primarily in the common stocks comprising the Index.

For the 12-month period ended December 31, 2003, the Mid Cap Index
Portfolio returned 34.80% versus a return for the S&P MidCap 400 Index of 35.59% over this time period. The difference in performance between the Portfolio and the benchmark was primarily a result of the expenses charged to the Portfolio that are not applicable to the Index.

Mid-caps join the rally

Although the months of January, June and September brought negative returns for the Portfolio, the Spring months brought positive, even robust, returns. In fact, the September consolidation period was followed by a robust October rally from which mid-cap stocks never looked back. Stocks in every economic sector showed positive returns for the 12-month period overall, with information technology and health care stocks leading on the upside by contributing gains of over
51% and 45%, respectively, for the period.

The Mid Cap Index Portfolio, as an Index portfolio, is managed with a passive approach, meaning there is no active stock selection process.
The objective of the Portfolio is to replicate the performance of the
S&P MidCap 400 Index in order to provide broad exposure to mid capitalization stocks across various economic sectors. This is done by purchasing all 400 securities in the Index to mirror the composition of the Index as closely as possible, while at the same time trying to keep transaction costs at a minimum. Generally, variances in performance relative to the Index are a function of Portfolio expenses, transaction costs and minor differences in Portfolio composition relative to that of the Index. All of these variables will have less of an impact on performance as the Portfolio grows in size.

[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries

Financials                             19.3%
Information Technology                 15.5%
Consumer Discretionary                 15.5%
Health Care                            11.8%
Industrials                            11.5%
Energy                                  6.1%
Utilities                               6.1%
Consumer Staples                        4.4%
Materials                               4.2%
Communications Services                 0.5%

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition
(% of Portfolio)

Short Term Investments              4.8%
Common Stocks                      95.2%

Top 10 Holdings
(% of Portfolio)

M&T Bank Corporation                        1.2%
Gilead Sciences, Inc.                       1.2%
Lennar Corporation                          0.8%
Washington Post Company                     0.8%
New York Community Bancorp, Inc.            0.7%
Affiliated Computer Services, Inc.          0.7%
Coach, Inc.                                 0.7%
Sovereign Bancorp, Inc.                     0.7%
Microchip Technology, Inc.                  0.7%
Mylan Laboratories, Inc.                    0.7%

These common stocks represent 8.2% of the total investment portfolio.

Footnote reads:

Quoted Top Industries, Portfolio Composition and Top 10 Holdings are
subject to change and percentages shown exclude securities held as collateral for securities loaned. The list of Top 10 Holdings excludes
Short Term Investments.

                            Portfolio Facts
                           December 31, 2003

Net Assets                     $76,187,467          NAV          $11.53
NAV -- High+          12/30/2003 -- $11.73
NAV -- Low+             3/12/2003 -- $7.77
Number of Holdings: 403          + For the year ended December 31, 2003

                Average Annual Total Returns /1/
                     December 31, 2003
                                                From
                                           Inception
          1 Year                            3/1/2001
-----------------------------------------------------------
          34.80%                               6.21%

Outlook

Looking forward, the economic environment certainly appears promising:
growth is solid and expected to remain so, interest rates and inflation are low and business confidence is picking up. Mid-cap stocks appear fairly valued when compared to both their own history and their larger and smaller counterparts. Given these factors, along with medium-sized company's growth potential in a stronger economy, we carry a positive outlook for mid-cap stocks.

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment /1/
                                             S&P
                            Mid Cap          MidCap           Consumer
                            Index            400              Price
  Date                      Portfolio        Index*           Index**
------------------------------------------------------------------------
      March 1, 2001           10,000           10,000           10,000
               2001            9,300            9,292           10,023
               2001           10,304           10,317           10,063
               2001           10,543           10,557           10,108
               2001           10,499           10,515           10,125
               2001           10,341           10,358           10,097
               2001            9,998           10,019           10,097
               2001            8,779            8,773           10,142
               2001            9,154            9,161           10,108
               2001            9,815            9,843           10,091
               2002           10,311           10,351           10,051
               2002           10,250           10,297           10,074
               2002           10,260           10,310           10,114
               2002           10,976           11,047           10,171
               2002           10,915           10,995           10,228
               2002           10,734           10,810           10,228
               2002            9,959           10,019           10,233
               2002            9,009            9,048           10,245
               2002            9,054            9,094           10,279
               2002            8,331            8,361           10,296
               2002            8,684            8,723           10,321
               2002            9,176            9,228           10,321
               2003            8,800            8,849           10,299
               2003            8,541            8,590           10,344
               2003            8,337            8,386           10,424
               2003            8,406            8,456           10,487
               2003            9,009            9,070           10,464
               2003            9,750            9,821           10,447
               2003            9,868            9,946           10,458
               2003           10,213           10,299           10,470
               2003           10,668           10,765           10,509
               2003           10,500           10,601           10,544
               2003           11,287           11,402           10,532
               2003           11,674           11,799           10,504
  December 31, 2003          $11,863          $11,998          $10,492

Footnotes read:

*  The S&P Mid Cap 400 Index is an index that represents the average performance of a group of 400 medium capitalization stocks. "S&P
   Mid Cap 400 Index" is a trademark of The McGraw-Hill Companies,
   Inc. and has been licensed for use by Thrivent Financial for
   Lutherans. The product is not sponsored, endorsed or promoted by
   Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the product. Index funds are subject to the same market risks associated with the stocks in their respective indexes. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

/1/Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. At various times, the
   Portfolio's adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio's total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. For additional information, refer to your variable contract prospectus which can be obtained from your registered representative or by calling (800) Thrivent. Please read your prospectus carefully.

INTERNATIONAL PORTFOLIO

[LOGO OMITTED: OECHSLE INTERNATIONAL ADVISORS]

Oechsle International Advisors, LLC, Portfolio Subadviser

The International Portfolio seeks long-term capital growth by investing in foreign stocks. *

World economies, consumer and investor sentiment and financial markets were all on the upswing over much of the 12-month period ended
December 31, 2003. The International Portfolio recorded a 28.61% total return while its Lipper, Inc. peer group of similarly managed international stock portfolios turned in a median total return of
33.48%. The Portfolio's market benchmark, Morgan Stanley's EAFE Index, ended the identical period with a 39.17% total return.

Global Recovery Sparks International Stock Returns

A variety of economic indicators, from rising commodity prices in
Japan to the Eurozone's rising industrial confidence level,
demonstrate that a true global economic recovery is taking root. Two of the largest and previously most sluggish economies, Japan and
Germany, highlighted the fact that many international economies have pulled out of prolonged downturns. The strong U.S. recovery and better-than-expected European economic growth numbers, along with a significant pick up in manufacturing activity, boosted European stocks. Japanese stocks cooled in the last quarter of 2003 but still benefited investors. Meaningful discussions of possible reform of the country's financial and banking sectors along with a spike in export activity raised hopes of a stronger economic recovery.

The Portfolio's performance was bettered by its benchmarks primarily due to negative stock selection in select sectors and the impact of a weaker dollar, which detracted value. Our strategy of focusing on quality growth-oriented companies proved less rewarding as firms with weaker balance sheets and higher levels of financial leverage spearheaded the rally. In particular, an overweighted position in the consumer discretionary sector negatively impacted performance when investors exited safety sectors for more aggressive growth sectors.
Slight underweightings to the financial and information technology sectors also carried slight negatives for the overall Portfolio.

[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries
(% of Common Stocks)

Consumer Discretionary                 25.4%
Financials                             24.8%
Industrials                             8.3%
Consumer Staples                        8.2%
Communications Services                 7.6%
Energy                                  6.6%
Information Technology                  5.3%
Materials                               5.0%
Health Care                             3.8%

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition
(% of Portfolio)

Short Term Investments              5.2%
Common Stocks                      94.8%

Top 10 Countries
(% of Portfolio)

Japan                   17.8%
United Kingdom          17.8%
France                  11.8%
Germany                  9.1%
Italy                    7.3%
Switzerland              4.6%
South Korea              4.4%
Spain                    2.9%
Hong Kong                2.9%
Netherlands              2.6%

These common stocks represent 81.2% of the total investment portfolio.

Footnote reads:

Quoted Top Industries, Portfolio Composition and Top 10 Holdings are
subject to change and percentages shown exclude securities held as collateral for securities loaned. The list of Top 10 Countries excludes Short Term Investments.

                          Portfolio Facts
                         December 31, 2003

Net Assets                   $106,057,860          NAV          $9.15
NAV -- High+          12/30/2003 -- $9.15
NAV -- Low+            3/12/2003 -- $6.10
Number of Holdings: 88          + For the year ended December 31, 2003

              Average Annual Total Returns /1/
                    December 31, 2003
                                                From
                                           Inception
1 Year                5-Year                3/2/1998
-----------------------------------------------------------
28.61%                -1.88%                   0.07%

Outlook

We are optimistic on prospects for international growth stocks for several reasons. In stark contrast to the "thrill" of risky issues registering breathtaking performance in 2003, we feel a return to higher-quality, solidly growing companies will occur in 2004. Over time, earnings drive stock prices and companies without true earnings potential will likely not fare as well in future months. This change would benefit our investors as it more closely aligns with our investing style.

Also, the dollar should weaken in a more predictable fashion than its nosedive in 2003. A gradually weakening dollar is broadly bullish for international markets and particularly attractive for the Asian countries the Portfolio will look to favor in 2004. Here we find many markets and individual stocks trading at attractively low valuations despite growing optimism over economic conditions. With exporters gaining tailwind from the shrinking dollar and many international stock markets underowned, the future appears bright for patient investors and their international stock allocations.

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment /1/
                                              MSCI             Consumer
                            International     EAFE             Price
  Date                      Portfolio         Index***         Index**
------------------------------------------------------------------------
      March 2, 1998           10,000           10,000           10,000
               1998           10,410           10,310           10,019
               1998           10,610           10,394           10,037
               1998           10,840           10,346           10,056
               1998           10,950           10,427           10,068
               1998           11,290           10,535           10,080
               1998            9,840            9,232           10,093
               1998            9,390            8,951           10,105
               1998           10,070            9,887           10,130
               1998           10,730           10,396           10,130
               1999           11,041           10,808           10,124
               1999           11,521           10,779           10,148
               1999           11,171           10,525           10,161
               1999           11,341           10,966           10,191
               1999           11,791           11,413           10,266
               1999           11,401           10,828           10,266
               1999           11,781           11,253           10,266
               1999           12,111           11,590           10,296
               1999           12,461           11,635           10,321
               1999           12,611           11,754           10,371
               1999           13,081           12,197           10,389
               1999           13,871           12,624           10,395
               2000           15,622           13,759           10,395
               2000           15,137           12,887           10,420
               2000           16,229           13,237           10,482
               2000           16,189           13,752           10,568
               2000           14,813           13,031           10,574
               2000           14,337           12,715           10,581
               2000           14,995           13,215           10,642
               2000           14,408           12,664           10,661
               2000           14,681           12,777           10,673
               2000           13,841           12,157           10,729
               2000           13,336           11,872           10,747
               2000           12,648           11,430           10,754
               2001           12,946           11,839           10,747
               2001           13,062           11,833           10,815
               2001           11,923           10,947           10,859
               2001           11,048           10,222           10,883
               2001           11,691           10,939           10,927
               2001           11,196           10,561           10,976
               2001           10,742           10,133           10,994
               2001           10,489            9,950           10,964
               2001            9,983            9,700           10,964
               2001            8,876            8,720           11,013
               2001            9,098            8,943           10,976
               2001            9,551            9,273           10,957
               2002            9,646            9,328           10,914
               2002            9,172            8,833           10,939
               2002            9,387            8,896           10,982
               2002            9,818            9,381           11,044
               2002            9,796            9,449           11,106
               2002            9,789            9,577           11,106
               2002            9,403            9,200           11,112
               2002            8,411            8,292           11,124
               2002            8,301            8,275           11,161
               2002            7,454            7,389           11,180
               2002            7,887            7,786           11,208
               2002            8,131            8,141           11,208
               2003            7,808            7,868           11,183
               2003            7,437            7,540           11,232
               2003            7,273            7,367           11,319
               2003            7,023            7,228           11,387
               2003            7,700            7,945           11,362
               2003            8,077            8,434           11,344
               2003            8,302            8,642           11,356
               2003            8,553            8,853           11,368
               2003            8,808            9,068           11,412
               2003            8,793            9,350           11,449
               2003            9,410            9,933           11,436
               2003            9,506           10,155           11,405
  December 31, 2003          $10,042          $10,949          $11,393

Footnotes read:

*   International investing has special risks including currency fluctuation and political volatility.

**  The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.
    It is not possible to invest directly in the Index.

*** The Morgan Stanley Capital International Europe, Australasia, Far
    East Index (MSCI EAFE Index) is a stock index designed to measure the equity performance of developed countries outside of North
    America. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

/1/ Past performance is not an indication of future results.
    Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. At various times, the Portfolio's adviser reimbursed and/or paid non-advisory
    Portfolio expenses. Had the adviser not done so, the Portfolio's total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.
    For additional information, refer to your variable contract prospectus which can be obtained from your registered
    representative or by calling (800) Thrivent. Please read your prospectus carefully.

CAPITAL GROWTH PORTFOLIO

[PHOTO OMITTED: FREDERICK L. PLAUTZ]

Frederick L. Plautz, Portfolio Manager

The Capital Growth Portfolio seeks long-term capital growth by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

In a year of positive gains across all market capitalization segments, large-company stocks produced strong returns on the wave of a sustained rally. For the 12-month period ended December 31, 2003, the
Capital Growth Portfolio produced a 21.36% total return while it's market benchmark, the S&P 500 Index returned 28.67% and its Lipper,
Inc., peer group of large capitalization core funds averaged a 26.06%
total return.

Momentum Drives Results

Outside of the overall market rebound, which began in March, 2003 will be remembered as the year of low-quality stocks. Buoyed by renewed economic confidence that emerged following the start of the Iraq War, the market rallied. Low inventories, high productivity, low inflation, low interest rates, tax cuts and other recovering economic
fundamentals helped sustain the optimism and the rally throughout most of the year.

From the outset of the recovery, investors looked positively on small or "micro cap" stocks and demonstrated how momentum-driven the market can be once it establishes a direction. Many of these lower quality stocks had been on the verge of bankruptcy for months. Yet, once it became clear the companies had survived the worst of the bear market, they quickly began to reap the rewards of the renewed optimism.

The Portfolio's historical and philosophical emphasis on higher quality stocks, therefore, was clearly a detriment to its performance during this historic rally, just as it had been an advantage in 2002 when high quality names outpaced their low quality counterparts. In particular, our reluctance to overweight the suddenly resurgent technology sector led to underperformance against the Portfolio's benchmarks.

The Portfolio's overweighted positions in more defensive sectors, such as health care and energy, negatively affected the Portfolio's relative performance.

The Portfolio's underweighted stance with regard to telecommunications services, which was one of the poorest performing sectors during the period, produced positive results versus its peers. A significant position with regard to cable industry stocks did not materialize in
2003, though it remains a promising sector as 2004 begins.

[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries

Financials                             21.9%
Information Technology                 15.5%
Consumer Discretionary                 14.2%
Health Care                            12.4%
Consumer Staples                       11.3%
Energy                                  7.5%
Industrials                             7.0%
Communications Services                 2.4%
Utilities                               0.4%

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition
(% of Portfolio)

Short Term Investments              7.4%
Common Stocks                      92.6%

Top 10 Holdings
(% of Portfolio)

Pfizer, Inc.                                4.0%
Walgreen Company                            3.6%
General Electric Company                    3.5%
Cox Communications, Inc.                    3.5%
Microsoft Corporation                       3.2%
Comcast Corporation                         3.2%
American International Group, Inc.          3.1%
Altria Group, Inc.                          3.0%
Citigroup, Inc.                             2.9%
Wal-Mart Stores, Inc.                       2.6%

These common stocks represent 32.6% of the total investment portfolio.

Footnote reads:

Quoted Top Industries, Portfolio Composition and Top 10 Holdings are
subject to change and percentages shown exclude securities held as collateral for securities loaned. The list of Top 10 Holdings excludes
Short Term Investments.

                          Portfolio Facts
                         December 31, 2003

Net Assets                   $282,412,937          NAV          $8.56
NAV -- High+          12/29/2003 -- $8.59
NAV -- Low+            3/11/2003 -- $6.57
Number of Holdings: 98          + For the year ended December 31, 2003

                Average Annual Total Returns /1/
                      December 31, 2003
                                                From
                                           Inception
          1 Year                            3/1/2001
-----------------------------------------------------------
          21.36%                              -4.89%

Outlook

Given the dramatic extent of the market's rally in 2003, a repeat of last year's exceptional returns appears unlikely. Instead, returns closer to long-term averages -- around 10% -- appear more likely.

Despite the nearly unprecedented gains by lower quality stocks in
2003, we will not waver from our bias toward higher quality stocks. In the long term, we believe the larger asset class provides investors with the growth they seek, while insulating them from much of the risk associated with lower quality alternatives.

While we reduced the Portfolio's energy holdings this summer, we are maintaining an overweighted stance in the sector, specifically in natural gas. The Portfolio's 2003 position in cable stocks produced neutral returns in 2003 but we remain confident in this industry's ability to generate growth. With a host of new products dependent on the same, existing infrastructure, increasing its relatively low penetration should not require extensive capital expenditures.

The most significant factor affecting our actions in 2004 will be the buying and selling patterns of key executives. At the close of 2003, the trend of these key executives selling their personal holdings of their firms' stock continued. If a 2004 market correction ushers in the return of insiders to an aggressive buying mode, we will have renewed confidence that a new bull market has begun.

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment /1/
                            Capital                            Consumer
                            Growth            S&P 500          Price
  Date                      Portfolio         Index**          Index*
------------------------------------------------------------------------
      March 1, 2001           10,000           10,000           10,000
               2001            9,580            9,357           10,023
               2001           10,090           10,084           10,063
               2001           10,020           10,151           10,108
               2001            9,673            9,904           10,125
               2001            9,483            9,807           10,097
               2001            8,882            9,193           10,097
               2001            8,291            8,450           10,142
               2001            8,531            8,612           10,108
               2001            9,082            9,272           10,091
               2002            9,222            9,353           10,051
               2002            9,081            9,217           10,074
               2002            8,911            9,039           10,114
               2002            9,242            9,379           10,171
               2002            8,740            8,811           10,228
               2002            8,693            8,746           10,228
               2002            8,034            8,123           10,233
               2002            7,415            7,489           10,245
               2002            7,447            7,539           10,279
               2002            6,621            6,720           10,296
               2002            7,233            7,311           10,321
               2002            7,539            7,741           10,321
               2003            7,147            7,287           10,299
               2003            7,010            7,096           10,344
               2003            6,937            6,989           10,424
               2003            6,996            7,057           10,487
               2003            7,479            7,638           10,464
               2003            7,816            8,040           10,447
               2003            7,826            8,143           10,458
               2003            7,938            8,287           10,470
               2003            8,056            8,448           10,509
               2003            7,970            8,358           10,544
               2003            8,330            8,831           10,532
               2003            8,323            8,909           10,504
  December 31, 2003           $8,674           $9,375          $10,492

Footnotes read:

*  The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

** The S&P 500 Index is an index that represents the average performance of a group of 500 large-capitalization stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

/1/Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. At various times, the
   Portfolio's adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio's total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. For additional information, refer to your variable contract prospectus which can be obtained from your registered representative or by calling (800) Thrivent. Please read your prospectus carefully.

LARGE COMPANY INDEX PORTFOLIO

[PHOTO OMITTED: KEVIN R. BRIMMER]

Kevin R. Brimmer, Portfolio Manager

The Large Company Index Portfolio strives for investment results that approximate the performance of the S&P 500 Index by investing primarily in common stocks comprising the Index.

For the 12-month period ended December 31, 2003, the Large Company
Index Portfolio returned 28.21% versus a return for the S&P 500 Index of 28.67% over this time period. The difference in performance between the Portfolio and the benchmark was primarily a result of the expenses charged to the Portfolio that are not applicable to the Index. The
Portfolio's investment objective is to provide returns approximating that of the S&P 500 Index, after fees and expenses. We were again successful in achieving that objective.

Large-cap Stocks Topped Off Rally

Although the months of January, February, June and September brought negative returns for the Portfolio, the Spring months brought positive, even robust, returns. In fact, the September consolidation period was followed by a strong October rally from which large-cap stocks never looked back. Stocks in every economic sector showed positive returns for the period overall with information technology and materials stocks leading on the upside with gains of over 46% and
38%, respectively, for the period.

The Large Company Index Portfolio, as an Index portfolio, is managed with a passive approach, meaning there is no active stock selection process. The objective of the Portfolio is to replicate the
performance of the S&P 500 Index in order to provide broad exposure to large capitalization stocks across various economic sectors. This is done by purchasing all 500 securities in the Index to mirror the composition of the Index as closely as possible, while at the same time trying to keep transaction costs at a minimum. Generally, variances in performance relative to the Index are a function of
Portfolio expenses, transaction costs and minor differences in
Portfolio composition relative to that of the Index. All of these variables will have less of an impact on performance as the Portfolio grows in size.

[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries

Financials                             20.2%
Information Technology                 17.3%
Health Care                            13.0%
Consumer Discretionary                 11.0%
Consumer Staples                       10.7%
Industrials                            10.6%
Energy                                  5.7%
Communications Services                 3.4%
Materials                               3.0%
Utilities                               2.8%

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition
(% of Portfolio)

Short Term Investments              2.3%
Common Stocks                      97.7%

Top 10 Holdings
(% of Portfolio)

General Electric Company                             3.0%
Microsoft Corporation                                2.8%
Exxon Mobil Corporation                              2.6%
Pfizer, Inc.                                         2.6%
Citigroup, Inc.                                      2.4%
Wal-Mart Stores, Inc.                                2.2%
Intel Corporation                                    2.0%
American International Group, Inc.                   1.6%
Cisco Systems, Inc.                                  1.6%
International Business Machines Corporation          1.5%

These common stocks represent 22.3% of the total investment portfolio.

Footnote reads:

Quoted Top Industries, Portfolio Composition and Top 10 Holdings are
subject to change and percentages shown exclude securities held as collateral for securities loaned. The list of Top 10 Holdings excludes
Short Term Investments.

                              Portfolio Facts
                             December 31, 2003

Net Assets                    $724,997,651          NAV          $19.79
NAV -- High+          12/31/2003 -- $19.79
NAV -- Low+            3/11/2003 -- $14.09
Number of Holdings: 505          + For the year ended December 31, 2003

              Average Annual Total Returns /1/
                   December 31, 2003
                                                From
                                           Inception
1 Year               5-Year                6/14/1995
-----------------------------------------------------------
28.21%               -0.83%                   10.38%

Outlook

Looking forward, we maintain an optimistic outlook. The U.S. and global economies are rebounding and although unemployment numbers have remained sluggish they are showing signs of improvement. Another positive factor is a low inflation rate. By adding in the December quarterly corporate earnings, the positive market factors from the past year look good for the foreseeable market as well.

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment /1/
                           Large
                           Company                             Consumer
                           Index              S&P 500          Price
  Date                     Portfolio          Index*           Index**
------------------------------------------------------------------------
      June 14, 1995           10,000           10,000           10,000
               1995           10,190           10,163           10,020
               1995           10,521           10,500           10,020
               1995           10,544           10,526           10,046
               1995           10,993           10,970           10,066
               1995           10,948           10,931           10,099
               1995           11,423           11,411           10,092
               1996           11,639           11,631           10,085
               1996           12,033           12,027           10,145
               1996           12,144           12,138           10,177
               1996           12,254           12,255           10,230
               1996           12,438           12,436           10,269
               1996           12,753           12,756           10,289
               1996           12,793           12,805           10,296
               1996           12,236           12,239           10,315
               1996           12,484           12,497           10,335
               1996           13,181           13,201           10,368
               1996           13,543           13,565           10,401
               1996           14,510           14,590           10,421
               1997           14,254           14,301           10,421
               1997           15,137           15,195           10,453
               1997           15,254           15,314           10,486
               1997           14,634           14,685           10,512
               1997           15,497           15,561           10,526
               1997           16,426           16,509           10,519
               1997           17,150           17,248           10,532
               1997           18,504           18,621           10,545
               1997           17,469           17,578           10,565
               1997           18,396           18,540           10,591
               1997           17,785           17,921           10,618
               1997           18,520           18,751           10,611
               1998           18,900           19,073           10,598
               1998           19,106           19,283           10,618
               1998           20,462           20,674           10,637
               1998           21,500           21,733           10,657
               1998           21,702           21,952           10,677
               1998           21,323           21,574           10,696
               1998           22,183           22,451           10,710
               1998           21,944           22,211           10,723
               1998           18,822           19,000           10,736
               1998           20,003           20,217           10,749
               1998           21,634           21,862           10,775
               1998           22,937           23,187           10,775
               1999           24,260           24,523           10,769
               1999           25,264           25,548           10,795
               1999           24,483           24,754           10,808
               1999           25,438           25,745           10,841
               1999           26,407           26,742           10,920
               1999           25,775           26,110           10,920
               1999           27,189           27,560           10,920
               1999           26,343           26,699           10,953
               1999           26,222           26,567           10,979
               1999           25,508           25,839           11,032
               1999           27,093           27,474           11,051
               1999           27,633           28,032           11,058
               2000           29,237           29,684           11,058
               2000           27,790           28,192           11,084
               2000           27,234           27,659           11,150
               2000           29,871           30,364           11,242
               2000           28,997           29,451           11,248
               2000           28,422           28,846           11,255
               2000           29,101           29,557           11,321
               2000           28,663           29,096           11,340
               2000           30,423           30,903           11,354
               2000           28,823           29,271           11,413
               2000           28,688           29,147           11,432
               2000           26,430           26,849           11,439
               2001           26,553           26,981           11,432
               2001           27,488           27,938           11,505
               2001           24,978           25,391           11,551
               2001           23,399           23,782           11,577
               2001           25,200           25,630           11,623
               2001           25,359           25,802           11,675
               2001           24,735           25,174           11,695
               2001           24,485           24,926           11,662
               2001           22,951           23,366           11,662
               2001           21,108           21,479           11,715
               2001           21,500           21,889           11,675
               2001           23,134           23,568           11,656
               2002           23,327           23,774           11,610
               2002           22,982           23,427           11,636
               2002           22,533           22,976           11,682
               2002           23,373           23,840           11,748
               2002           21,946           22,394           11,813
               2002           21,780           22,229           11,813
               2002           20,218           20,646           11,820
               2002           18,682           19,036           11,833
               2002           18,803           19,162           11,873
               2002           16,758           17,081           11,892
               2002           18,221           18,583           11,922
               2002           19,281           19,676           11,922
               2003           18,146           18,521           11,896
               2003           17,665           18,037           11,948
               2003           17,394           17,766           12,040
               2003           17,556           17,938           12,113
               2003           19,004           19,414           12,086
               2003           20,000           20,436           12,067
               2003           20,248           20,697           12,080
               2003           20,599           21,062           12,093
               2003           20,993           21,472           12,139
               2003           20,760           21,245           12,178
               2003           21,928           22,446           12,165
               2003           22,114           22,643           12,132
  December 31, 2003          $23,265          $23,830          $12,119

Footnotes read:

*  The S&P 500 Index is an index that represents the average performance of a group of 500 large-capitalization stocks. "S&P
   500[R]" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard &
   Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. Index funds are subject to the same market risks associated with the stocks in their respective indexes. The performance of these Indexes does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

/1/Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. At various times, the
   Portfolio's adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio's total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. For additional information, refer to your variable contract prospectus which can be obtained from your registered representative or by calling (800) Thrivent. Please read your prospectus carefully.

REAL ESTATE SECURITIES PORTFOLIO

[PHOTO OMITTED: REGINALD L. PFEIFER]

Reginald L. Pfeifer, Portfolio Manager

The Real Estate Securities Portfolio seeks to provide long-term capital appreciation and high current income by investing primarily in the equity securities of companies in the real estate industry.

Real estate equity securities basked in investor attention over the eight-month period ended December 31, 2003, as strong cash inflows and an improved economic environment produced strong returns for investors. Benefiting from these conditions, the Real Estate
Securities Portfolio produced a 30.02% total return in its inaugural eight months since inception. The Portfolio's Lipper, Inc., peer group of similarly managed real estate equity portfolios turned in a 29.57%
median return while the Portfolio's market benchmark, the NAREIT Real
Estate 50 Index, recorded a 30.05% total return.

Real Estate Records Strong Gains

Expectations for stronger economic growth and high levels of investor favor drove equity Real Estate Investment Trust (REIT) returns over the reporting period. A rejuvenated U.S. economy provided a very constructive backdrop for the commercial real estate markets, while the weaker office and industrial property sectors appear poised for a rebound. The retail shopping centers and regional malls -- an important real estate sector -- performed well over the period as a result of resilient consumer spending and high occupation rates.

The Portfolio performed in line with its market benchmark and peer group on the strength of sound security selection across a variety of property types. Holdings in real estate sectors such as health care facilities, homebuilding, offices, lodging, apartments, retail and mortgage lending performed well and contributed positively to performance. Additionally, the Portfolio's strategic allocations to small- and mid-sized REIT's added complement to our relative return as many other REIT products concentrate solely on larger capitalization
REIT's.

[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries

Financials                             89.8%
Consumer Discretionary                  3.2%
Industrials                             0.6%
Materials                               0.5%

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition
(% of Portfolio)

Short Term Investments              5.9%
Common Stocks                      94.1%

Top 10 Holdings
(% of Portfolio)

Simon Property Group, Inc.                         4.7%
General Growth Properties, Inc.                    4.3%
ProLogis Trust                                     4.2%
Equity Office Properties Trust                     3.7%
Boston Properties, Inc.                            3.2%
Vornado Realty Trust                               3.0%
Equity Residential REIT                            2.7%
Rouse Company                                      2.3%
Archstone-Smith Trust                              2.3%
Developers Diversified Realty Corporation          2.3%

These common stocks represent 32.7% of the total investment portfolio.

Footnote reads:

Quoted Top Industries, Portfolio Composition and Top 10 Holdings are
subject to change and percentages shown exclude securities held as collateral for securities loaned. The list of Top 10 Holdings excludes
Short Term Investments.

                             Portfolio Facts
                            December 31, 2003

Net Assets                     $51,823,322                  NAV          $12.66
NAV -- High+          12/30/2003 -- $13.08
NAV -- Low+             5/1/2003 -- $10.03
Number of Holdings: 132          + For the eight months ended December 31, 2003

                 Total Returns /1/
                December 31, 2003

                         From
                    Inception
                    4/30/2003
--------------------------------------------------
                       30.02%

Outlook

Going forward, the Portfolio will continue to execute its strategy of assigning weightings and security selection decisions based on the fundamental outlook of each property sector, as well as the individual companies within each sector. Market participants will continue to look for solid evidence of more economic growth over coming quarters in order to justify current valuations. Specifically, we will look for the office and industrial property sectors to rebound in response to a rejuvenated economy as this sector has struggled with higher vacancy rates and weaker demand. Apartment markets will likely remain sluggish with an interest rate environment that encourages home ownership while shopping malls and retail centers show no evidence of significantly sliding.

As always, we believe a sound allocation to equity REIT's can benefit investors looking for higher income, long-term growth and meaningful diversification.

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment /1/
                            Real
                            Estate           NAREIT Real      Consumer
                            Securities       Estate 50        Price
  Date                      Portfolio        Index*           Index**
------------------------------------------------------------------------
     April 30, 2003           10,000           10,000           10,000
               2003           10,549           10,573            9,984
               2003           10,748           10,790            9,995
               2003           11,346           11,413           10,005
               2003           11,440           11,525           10,044
               2003           11,822           11,911           10,076
               2003           12,042           12,086           10,065
               2003           12,599           12,593           10,038
  December 31, 2003          $13,002          $13,005          $10,027

Footnotes read:

*  The NAREIT Real Estate 50 Index is comprised of the largest 50 companies from the NAREIT Global Real Estate Index. It is not possible to invest directly in this Index. The performance of this
   Index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

/1/Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Not annualized for periods less than one year. Investment return and principal value will
   fluctuate, and shares, when redeemed, may be worth more or less than their original cost. At various times, the Portfolio's adviser reimbursed and/or paid non-advisory Portfolio expenses.
   Had the adviser not done so, the Portfolio's total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts.
   Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. For additional information, refer to your variable contract prospectus which can be obtained from your registered representative or by calling
   (800) Thrivent. Please read your prospectus carefully.

BALANCED PORTFOLIO

[PHOTO OMITTED: KEVIN R. BRIMMER AND STEVEN H.C. LEE]

Kevin R. Brimmer, (left) and Steven H.C. Lee, (right), Portfolio
Co-Managers

The Balanced Portfolio seeks capital growth and income by investing in a mix of common stocks, bonds and money market instruments. Securities are selected consistent with the policies of the Large Company Index and Bond Index Portfolios and money market portfolios.

Stocks rallied significantly while high-quality bonds turned in tempered, yet positive, returns over the 12-month period ended
December 31, 2003. Over this identical period, the Balanced Portfolio recorded a 17.17% total return while its Lipper, Inc., peer group of similarly managed hybrid portfolios, registered a 18.15% median return.

Stocks Roar, Especially Riskier Issues

Outside of the overall market rebound, which began in April, 2003 will be remembered as the year of low-quality stocks. Buoyed by renewed economic confidence that emerged following the start of the Iraq War, the market rallied. Low inventories, high productivity, low inflation, low interest rates, tax cuts and other recovering economic
fundamentals helped sustain the optimism and the rally throughout most of the year.

From the outset of the recovery, investors looked positively on small or "micro-cap" stocks and demonstrated how momentum-driven the market can be once it establishes a direction. Many of these lower quality stocks had been on the verge of bankruptcy for months. Yet, once it became clear the companies had survived the worst of the bear market, they quickly began to reap the rewards of the renewed optimism.

The Portfolio's historical and philosophical emphasis on higher quality stocks, therefore, was clearly a detriment to its performance during this historic rally -- just as it had been an advantage in
2002, when high quality names outpaced their low quality counterparts.
An underweighting to the high-flying technology sector, in particular, hurt the Portfolio's performance.

Bonds Cool with Tempered Returns

The first half of 2003 ushered in a relatively strong treasury-market rally. Around the middle of the year, however, the rally was followed by a two-month treasury sell off and increase in 10-year Treasury yields. Most of the Portfolios within our peer group responded to the rally and sell-off in one of two ways: they either significantly increased their weight in corporate bonds, which were the best performing sector, or they shortened and lengthened their durations according to the market conditions. Due to the Portfolio's strategy of seeking returns as close as possible to its Lehman Brothers Aggregate
Bond Index benchmark, the Portfolio remained as close to neutral as possible on all bond risk factors during this period.

The Portfolio's relative underperformance to that of its benchmark can be traced almost entirely to its performance in July when a
discrepancy in the Portfolio's duration, relative to its benchmark, was detected. Although we quickly moved to shorten the Portfolio's duration, the ill effects of the discrepancy could not be mitigated.

[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries

Financials                             14.5%
Mortgage-Backed Securities             10.6%
Information Technology                  9.9%
Health Care                             7.3%
Consumer Discretionary                  7.1%
Consumer Staples                        6.4%
Industrials                             6.0%
Energy                                  3.5%
Communications Services                 3.0%
Utilities                               2.3%

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition
(% of Portfolio)

Preferred Stocks                    0.1%
Short Term Investments             13.2%
Long Term Fixed Income             31.5%
Common Stocks                      55.2%

Top 10 Holdings
(% of Portfolio)

Federal National Mortgage Association           3.2%
General Electric Company                        1.7%
Microsoft Corporation                           1.6%
Exxon Mobil Corporation                         1.5%
Pfizer, Inc.                                    1.5%
Citigroup, Inc.                                 1.3%
Federal Home Loan Mortgage Corporation          1.3%
Wal-Mart Stores, Inc.                           1.2%
Federal Home Loan Mortgage Corporation          1.2%
Intel Corporation                               1.1%

These common stocks and long-term fixed income securities represent
15.6% of the total investment portfolio.

Footnote reads:

Quoted Top Industries, Portfolio Composition and Top 10 Holdings are
subject to change and percentages shown exclude securities held as collateral for securities loaned. Top Industries represent long term non-government holdings. The list of Top 10 Holdings excludes Short
Term Investments.

                             Portfolio Facts
                            December 31, 2003

Net Assets                    $721,055,859          NAV          $14.45
NAV -- High+          12/31/2003 -- $14.45
NAV -- Low+            3/11/2003 -- $11.78
Number of Holdings: 853          + For the year ended December 31, 2003

                Average Annual Total Returns /1/
                     December 31, 2003
                                                From
                                           Inception
1 Year                5-Year               6/14/1995
-----------------------------------------------------------
17.17%                 2.50%                   8.94%

Outlook

With large-company stocks having recorded strong gains over the past nine months and higher-quality bonds preparing for a rising interest rate environment, balance will be key for investors. The Portfolio's combination of the largest U.S. company stocks and a broad spectrum of the U.S. fixed income market make it a vehicle of choice for investors seeking solid diversification and competitive, risk-adjusted performance.

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment /1/
                                                      Lehman
                                                      Brothers
                                                      Aggregate      Consumer
                         Balanced       S&P 500       Bond           Price
  Date                   Portfolio      Index*        Index**        Index***
------------------------------------------------------------------------------
      June 14, 1995        10,000        10,000        10,000        10,000
               1995        10,107        10,163         9,988        10,020
               1995        10,295        10,500         9,966        10,020
               1995        10,351        10,526        10,086        10,046
               1995        10,635        10,970        10,184        10,066
               1995        10,678        10,931        10,316        10,099
               1995        10,977        11,411        10,471        10,092
               1996        11,146        11,631        10,618        10,085
               1996        11,378        12,027        10,688        10,145
               1996        11,372        12,138        10,503        10,177
               1996        11,394        12,255        10,430        10,230
               1996        11,466        12,436        10,371        10,269
               1996        11,618        12,756        10,350        10,289
               1996        11,695        12,805        10,489        10,296
               1996        11,429        12,239        10,518        10,315
               1996        11,550        12,497        10,500        10,335
               1996        11,984        13,201        10,683        10,368
               1996        12,262        13,565        10,920        10,401
               1996        12,803        14,590        11,107        10,421
               1997        12,666        14,301        11,003        10,421
               1997        13,111        15,195        11,037        10,453
               1997        13,183        15,314        11,064        10,486
               1997        12,848        14,685        10,942        10,512
               1997        13,337        15,561        11,106        10,526
               1997        13,820        16,509        11,211        10,519
               1997        14,225        17,248        11,344        10,532
               1997        14,999        18,621        11,650        10,545
               1997        14,480        17,578        11,550        10,565
               1997        15,001        18,540        11,721        10,591
               1997        14,804        17,921        11,891        10,618
               1997        15,171        18,751        11,945        10,611
               1998        15,416        19,073        12,066        10,598
               1998        15,583        19,283        12,220        10,618
               1998        16,189        20,674        12,211        10,637
               1998        16,667        21,733        12,253        10,657
               1998        16,799        21,952        12,317        10,677
               1998        16,704        21,574        12,434        10,696
               1998        17,131        22,451        12,540        10,710
               1998        17,041        22,211        12,566        10,723
               1998        15,800        19,000        12,771        10,736
               1998        16,476        20,217        13,070        10,749
               1998        17,194        21,862        13,001        10,775
               1998        17,791        23,187        13,074        10,775
               1999        18,387        24,523        13,114        10,769
               1999        18,842        25,548        13,207        10,795
               1999        18,405        24,754        12,977        10,808
               1999        18,840        25,745        13,049        10,841
               1999        19,256        26,742        13,090        10,920
               1999        18,938        26,110        12,975        10,920
               1999        19,495        27,560        12,934        10,920
               1999        19,146        26,699        12,879        10,953
               1999        19,108        26,567        12,872        10,979
               1999        18,908        25,839        13,022        11,032
               1999        19,586        27,474        13,070        11,051
               1999        19,811        28,032        13,069        11,058
               2000        20,409        29,684        13,006        11,058
               2000        19,822        28,192        12,963        11,084
               2000        19,713        27,659        13,120        11,150
               2000        20,815        30,364        13,293        11,242
               2000        20,522        29,451        13,255        11,248
               2000        20,291        28,846        13,249        11,255
               2000        20,710        29,557        13,524        11,321
               2000        20,604        29,096        13,647        11,340
               2000        21,416        30,903        13,845        11,354
               2000        20,847        29,271        13,932        11,413
               2000        20,844        29,147        14,024        11,432
               2000        20,075        26,849        14,254        11,439
               2001        20,273        26,981        14,518        11,432
               2001        20,834        27,938        14,756        11,505
               2001        19,850        25,391        14,884        11,551
               2001        19,178        23,782        14,959        11,577
               2001        19,978        25,630        14,897        11,623
               2001        20,088        25,802        14,987        11,675
               2001        19,829        25,174        15,043        11,695
               2001        19,865        24,926        15,380        11,662
               2001        19,236        23,366        15,556        11,662
               2001        18,465        21,479        15,737        11,715
               2001        18,807        21,889        16,066        11,675
               2001        19,516        23,568        15,845        11,656
               2002        19,566        23,774        15,744        11,610
               2002        19,457        23,427        15,872        11,636
               2002        19,321        22,976        16,025        11,682
               2002        19,579        23,840        15,759        11,748
               2002        19,035        22,394        16,064        11,813
               2002        19,026        22,229        16,201        11,813
               2002        18,323        20,646        16,341        11,820
               2002        17,682        19,036        16,538        11,833
               2002        17,881        19,162        16,817        11,873
               2002        16,882        17,081        17,090        11,892
               2002        17,678        18,583        17,011        11,922
               2002        18,273        19,676        17,007        11,922
               2003        17,756        18,521        17,358        11,896
               2003        17,485        18,037        17,374        11,948
               2003        17,413        17,766        17,613        12,040
               2003        17,501        17,938        17,599        12,113
               2003        18,385        19,414        17,745        12,086
               2003        19,058        20,436        18,075        12,067
               2003        19,185        20,697        18,039        12,080
               2003        19,163        21,062        17,433        12,093
               2003        19,417        21,472        17,549        12,139
               2003        19,463        21,245        18,013        12,178
               2003        20,018        22,446        17,845        12,165
               2003        20,131        22,643        17,888        12,132
  December 31, 2003       $20,804       $23,830       $18,070       $12,119

Footnotes read:

*   The S&P 500 Index is an index that represents the average
    performance of a group of 500 large-capitalization stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**  The Lehman Brothers Aggregate Bond Index is an index that encompasses five classes of fixed-income securities in the United
    States: U.S. Treasury and government agency securities, corporate debt obligations, mortgage-backed securities and asset-backed securities. It is not possible to invest directly in the Index.
    The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.
    It is not possible to invest directly in the Index.

/1/ Past performance is not an indication of future results.
    Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. At various times, the Portfolio's adviser reimbursed and/or paid non-advisory
    Portfolio expenses. Had the adviser not done so, the Portfolio's total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.
    For additional information, refer to your variable contract prospectus which can be obtained from your registered
    representative or by calling (800) Thrivent. Please read your prospectus carefully.

HIGH YIELD BOND PORTFOLIO

[LOGO OMITTED: P I M C O]

Pacific Investment Management Company, LLC, Portfolio Subadviser

The High Yield Bond Portfolio seeks high current income and, secondarily, capital growth by investing primarily in high-risk, high-yield bonds commonly referred to as "junk bonds." *

2003 was an outstanding year for the high yield market as many trends reversed from the previous year. The High Yield Bond Portfolio posted a total return of 25.41% for the 12-month period ended December 31,
2003 versus a median return of 23.96% for the Lipper, Inc., peer group and 27.22% for the Merrill Lynch High Yield Cash Pay Index.

Investors Search for Yield

Investors were pivotal in changing the course of the high yield market as they finally sought out higher yielding asset classes following a year of seeking safety in high quality bonds. Cash flows into high yield mutual funds surged, with nearly $27 billion entering this asset class for the year, nearly doubling the flows into high yield from
2002.

The top performing sectors of 2003, utilities, telecom,
cable/satellite, technology and air transportation, were among the most heavily beaten-down sectors of 2002. Lower quality high yield bonds was a central theme over the year with CCC and lower-rated credits significantly outperforming BB and B-rated bonds. Spreads between high yield bonds and risk-free U.S. Treasuries compressed at a rapid pace throughout the year, which increased high yield bond prices dramatically. Default rates also declined significantly throughout the year, which provided a favorable backdrop for high yield bonds for
2003.

An overweighting to the telecommunications sector and an emphasis on large-cap companies within the sector versus the benchmarks
contributed to performance as these bonds rebounded significantly from their 2002 lows. An overweighting to the energy sector was also a significant contributor to performance as many energy companies sold off non-core business assets and trimmed debt, in combination with higher energy prices driven by tensions in the Middle East and the oil strike in Venezuela.

The Portfolio's slight underweighting to higher quality utility companies and equipment issues over the first half of the year contributed to our lesser performance versus the Portfolio's benchmark, as did the market benchmark's higher overall allocation to riskier CCC rated securities. On a positive note, the Portfolio gained ground against its benchmarks with its underweighting to the consumer sector, which was a sector that lagged in the high yield market.
Exposure to emerging market bonds helped returns as these bonds continued to gain amid strong demand from investors drawn to its relatively high yields and improving credit quality.

[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries

Communications Services                24.5%
Utilities                              15.5%
Consumer Cyclical                       8.6%
Consumer Noncyclical                    8.5%
Capital Goods                           7.6%
Foreign                                 6.4%
Basic Materials                         6.0%
Financials                              5.0%
Energy                                  4.9%

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition
(% of Portfolio)

Common Stocks                       0.2%
Preferred Stocks                    0.1%
Short Term Investments              9.3%
Long Term Fixed Income             90.4%

[GRAPHIC OMITTED: RATINGS DISTRIBUTIONS]

Moody's Bond Quality
Ratings Distributions

Aaa                              0.0%
Aa                               0.0%
A                                0.3%
Baa                              2.8%
Ba                              30.9%
B                               50.4%
Caa                             13.3%
Ca                               0.0%
C                                0.0%
D                                2.1%
Not Rated                        0.2%

Footnote reads:

Quoted Top Industries, Portfolio Composition and Top 10 Holdings are
subject to change and percentages shown exclude securities held as collateral for securities loaned. Top Industries represent long term non-government holdings.

                          Portfolio Facts
                         December 31, 2003

Net Assets                    $75,965,566            NAV          $6.74
NAV -- High+          12/31/2003 -- $6.74
NAV -- Low+             1/2/2003 -- $5.83
Number of Holdings: 251          + For the year ended December 31, 2003

            Average Annual Total Returns /1/
                  December 31, 2003
                                                From
                                           Inception
1 Year                5-Year                3/2/1998
-----------------------------------------------------------
25.41%                 3.75%                   2.62%

Outlook

Corporate bond yield spreads narrowed dramatically in 2003 following improvements in credit fundamentals and a significant drop in default rates. Although credit fundamentals are likely to continue to be strong, valuations appear to have neared fair value and this is likely to slow the market's strong performance over the next six to nine months. The sensitivity of the high yield market to movement in U.S.
Treasury rates has increased during the year. However, we believe short-term interest rates will remain low well into 2004. As a result, we will look to limit interest rate sensitivity in the Portfolio and reduce exposure to issuers that have experienced a recent rally in price.

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment /1/
                                             Merrill
                                             Lynch
                            High             High
                            Yield            Yield             Consumer
                            Bond             Cash Pay          Price
  Date                      Portfolio        Index**           Index***
------------------------------------------------------------------------
      March 2, 1998           10,000           10,000           10,000
               1998           10,090           10,097           10,019
               1998           10,139           10,145           10,037
               1998           10,169           10,216           10,056
               1998           10,219           10,266           10,068
               1998           10,265           10,325           10,080
               1998            9,539            9,879           10,093
               1998            9,475            9,899           10,105
               1998            9,224            9,736           10,130
               1998            9,710           10,180           10,130
               1998            9,675           10,183           10,124
               1999            9,803           10,284           10,148
               1999            9,646           10,205           10,161
               1999            9,690           10,293           10,191
               1999            9,828           10,454           10,266
               1999            9,668           10,382           10,266
               1999            9,628           10,362           10,266
               1999            9,630           10,378           10,296
               1999            9,488           10,272           10,321
               1999            9,328           10,233           10,371
               1999            9,079           10,173           10,389
               1999            9,155           10,289           10,395
               2000            9,245           10,343           10,395
               2000            9,229           10,292           10,420
               2000            9,284           10,301           10,482
               2000            9,126           10,157           10,568
               2000            9,147           10,160           10,574
               2000            9,015           10,049           10,581
               2000            9,171           10,221           10,642
               2000            9,100           10,294           10,661
               2000            9,247           10,420           10,673
               2000            9,169           10,359           10,729
               2000            9,005           10,055           10,747
               2000            8,788            9,740           10,754
               2001            9,109            9,951           10,747
               2001            9,521           10,545           10,815
               2001            9,563           10,711           10,859
               2001            9,407           10,570           10,883
               2001            9,301           10,454           10,927
               2001            9,352           10,655           10,976
               2001            9,088           10,436           10,994
               2001            9,213           10,598           10,964
               2001            9,282           10,700           10,964
               2001            8,767           10,014           11,013
               2001            9,053           10,309           10,976
               2001            9,254           10,644           10,957
               2002            9,238           10,569           10,914
               2002            9,260           10,628           10,939
               2002            9,152           10,526           10,982
               2002            9,254           10,776           11,044
               2002            9,326           10,947           11,106
               2002            9,265           10,888           11,106
               2002            8,776           10,111           11,112
               2002            8,348            9,711           11,124
               2002            8,694            9,954           11,161
               2002            8,494            9,801           11,180
               2002            8,560            9,719           11,208
               2002            9,132           10,301           11,208
               2003            9,274           10,458           11,183
               2003            9,515           10,759           11,232
               2003            9,651           10,897           11,319
               2003            9,850           11,179           11,387
               2003           10,353           11,807           11,362
               2003           10,469           11,932           11,344
               2003           10,729           12,260           11,356
               2003           10,600           12,085           11,368
               2003           10,773           12,237           11,412
               2003           11,025           12,570           11,449
               2003           11,238           12,827           11,436
               2003           11,349           13,004           11,405
  December 31, 2003          $11,631          $13,305          $11,393

Footnotes read:

*   High-yield bonds carry greater volatility and risk than investment grade bonds.

**  The Merrill Lynch High Yield Cash Pay Index is an index comprised of approximately 1,200 "cash pay" high yield bonds representative of the high-yield market as a whole. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.
    It is not possible to invest directly in the Index.

/1/ Past performance is not an indication of future results.
    Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. At various times, the Portfolio's adviser reimbursed and/or paid non-advisory
    Portfolio expenses. Had the adviser not done so, the Portfolio's total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.
    For additional information, refer to your variable contract prospectus which can be obtained from your registered
    representative or by calling (800) Thrivent. Please read your prospectus carefully.

BOND INDEX PORTFOLIO

[PHOTO OMITTED: STEVEN H.C. LEE]

Steven H.C. Lee, Portfolio Manager

The Bond Index Portfolio strives for investment results similar to the total return of the Lehman Brothers Aggregate Bond Index by investing primarily in bonds and other debt securities included in the Index.

Historically, the performance of high-quality bonds is negatively affected by periods of economic growth and positive stock market gains. However, for the 12-month period ended December 31, 2003, bond investors realized moderate gains on the strength of a resurgence by corporate bonds. The Bond Index Portfolio posted a 3.59% total return for the period, while the Portfolio's unmanaged index benchmark, the
Lehman Brothers Aggregate Bond Index produced a 4.10% total return.

Treasury Market Fluctuates

The first half of 2003 ushered in a relatively strong treasury-market rally. Around the middle of the year, though, the rally was followed by a two-month treasury sell off and increase in 10-year Treasury yields. Most of the funds within our Lipper peer group responded to the rally and sell-off in one of two ways: they either significantly increased their weight in corporate bonds, which were the best performing sector, or they shortened and lengthened their durations according to the market conditions. Due to the Bond Index Portfolio's strategy of seeking returns as close as possible to its Lehman
Brothers Aggregate Bond Index benchmark, the Portfolio remained as close to neutral as possible on all bond risk factors during this period.

The Portfolio's relative underperformance to that of its benchmark can be traced almost entirely to its performance in July when a
discrepancy in the Portfolio's duration relative to its benchmark was detected. Although we quickly moved to shorten the Portfolio's duration, the ill effects of the discrepancy could not be mitigated.

The reduction in Treasury yields also had a negative impact on the
Portfolio's absolute returns, while the performance of low quality corporate bonds hurt its relative returns. In corporate bonds, which outperformed all other sectors, lower credit quality resulted in better performance. Because slightly more than 25% of the Portfolio's assets are invested in corporate bonds, this trend proved detrimental to relative returns.

[GRAPHIC OMITTED: RATINGS DISTRIBUTIONS]

Moody's Bond Quality
Ratings Distributions

Aaa                             77.8%
Aa                               4.2%
A                                9.6%
Baa                              8.2%
Ba                               0.2%
B                                0.0%
Caa                              0.0%
Ca                               0.0%
C                                0.0%
D                                0.0%
Not Rated                        0.0%

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition
(% of Portfolio)

Preferred Stocks                    0.2%
Short Term Investments             18.1%
Long Term Fixed Income             81.7%

Top 10 Holdings
(% of Portfolio)

Federal National Mortgage Association           7.6%
Federal Home Loan Mortgage Corporation          5.5%
Federal National Mortgage Association           3.3%
Federal National Mortgage Association           2.6%
U.S. Treasury Notes                             2.4%
U.S. Treasury Bonds                             1.8%
U.S. Treasury Notes                             1.4%
U.S. Treasury Notes                             1.4%
U.S. Treasury Notes                             1.3%
Federal Home Loan Mortgage Corporation          1.0%

These long term fixed income securities represent 28.3% of the total investment portfolio.

Footnote reads:

Quoted Top Industries, Portfolio Composition and Top 10 Holdings are
subject to change and percentages shown exclude securities held as collateral for securities loaned. The list of Top 10 Holdings excludes
Short Term Investments.

                           Portfolio Facts
                          December 31, 2003

Net Assets                   $244,734,167           NAV          $10.58
NAV -- High+          6/13/2003 -- $10.96
NAV -- Low+           8/14/2003 -- $10.35
Number of Holdings: 335          + For the year ended December 31, 2003

             Average Annual Total Returns /1/
                    December 31, 2003
                                                From
                                           Inception
1 Year               5-Year                6/14/1995
-----------------------------------------------------------
3.59%                 6.26%                    6.80%

Outlook

For the foreseeable future, we will look to make only slight adjustments to the Portfolio's duration, sectors and yield curve exposure, in order to position it in line with the Portfolio's Lehman
Brothers index benchmark. As always, we will look to add value by adding bonds that appear fundamentally cheap.

The inevitable raising of interest rates, which many believe will occur this summer, would adversely affect the performance of the bond market, especially in the highest quality names in the treasury, agency and mortgage-backed sectors. While corporate bonds would likely fare better than those sectors, they would nonetheless also feel the pressure from the rising treasury rates. Though a rise in rates appears forthcoming, a balanced allotment to high-quality bonds provides valuable diversification benefits. The Bond Index Portfolio, with its relatively short duration and lower allocation to corporates, is well positioned for this uncertain interest-rate environment.

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment /1/
                                             Lehman
                                             Brothers
                            Bond             Aggregate        Consumer
                            Index            Bond             Price
  Date                      Portfolio        Index*           Index**
------------------------------------------------------------------------
      June 14, 1995           10,000           10,000           10,000
               1995            9,988            9,988           10,020
               1995            9,956            9,966           10,020
               1995           10,072           10,086           10,046
               1995           10,164           10,184           10,066
               1995           10,308           10,316           10,099
               1995           10,447           10,471           10,092
               1996           10,581           10,618           10,085
               1996           10,652           10,688           10,145
               1996           10,463           10,503           10,177
               1996           10,388           10,430           10,230
               1996           10,329           10,371           10,269
               1996           10,309           10,350           10,289
               1996           10,427           10,489           10,296
               1996           10,454           10,518           10,315
               1996           10,424           10,500           10,335
               1996           10,609           10,683           10,368
               1996           10,833           10,920           10,401
               1996           10,975           11,107           10,421
               1997           10,909           11,003           10,421
               1997           10,944           11,037           10,453
               1997           10,957           11,064           10,486
               1997           10,845           10,942           10,512
               1997           11,002           11,106           10,526
               1997           11,096           11,211           10,519
               1997           11,232           11,344           10,532
               1997           11,526           11,650           10,545
               1997           11,424           11,550           10,565
               1997           11,591           11,721           10,591
               1997           11,759           11,891           10,618
               1997           11,811           11,945           10,611
               1998           11,930           12,066           10,598
               1998           12,083           12,220           10,618
               1998           12,075           12,211           10,637
               1998           12,118           12,253           10,657
               1998           12,171           12,317           10,677
               1998           12,278           12,434           10,696
               1998           12,397           12,540           10,710
               1998           12,414           12,566           10,723
               1998           12,657           12,771           10,736
               1998           12,945           13,070           10,749
               1998           12,871           13,001           10,775
               1998           12,917           13,074           10,775
               1999           12,955           13,114           10,769
               1999           13,026           13,207           10,795
               1999           12,800           12,977           10,808
               1999           12,869           13,049           10,841
               1999           12,896           13,090           10,920
               1999           12,752           12,975           10,920
               1999           12,710           12,934           10,920
               1999           12,671           12,879           10,953
               1999           12,662           12,872           10,979
               1999           12,817           13,022           11,032
               1999           12,846           13,070           11,051
               1999           12,841           13,069           11,058
               2000           12,780           13,006           11,058
               2000           12,725           12,963           11,084
               2000           12,866           13,120           11,150
               2000           13,033           13,293           11,242
               2000           13,004           13,255           11,248
               2000           12,987           13,249           11,255
               2000           13,251           13,524           11,321
               2000           13,360           13,647           11,340
               2000           13,564           13,845           11,354
               2000           13,663           13,932           11,413
               2000           13,739           14,024           11,432
               2000           13,982           14,254           11,439
               2001           14,243           14,518           11,432
               2001           14,542           14,756           11,505
               2001           14,672           14,884           11,551
               2001           14,672           14,959           11,577
               2001           14,599           14,897           11,623
               2001           14,666           14,987           11,675
               2001           14,722           15,043           11,695
               2001           15,049           15,380           11,662
               2001           15,226           15,556           11,662
               2001           15,442           15,737           11,715
               2001           15,759           16,066           11,675
               2001           15,550           15,845           11,656
               2002           15,449           15,744           11,610
               2002           15,551           15,872           11,636
               2002           15,715           16,025           11,682
               2002           15,416           15,759           11,748
               2002           15,701           16,064           11,813
               2002           15,841           16,201           11,813
               2002           15,983           16,341           11,820
               2002           16,202           16,538           11,833
               2002           16,457           16,817           11,873
               2002           16,723           17,090           11,892
               2002           16,666           17,011           11,922
               2002           16,604           17,007           11,922
               2003           16,944           17,358           11,896
               2003           16,936           17,374           11,948
               2003           17,180           17,613           12,040
               2003           17,157           17,599           12,113
               2003           17,293           17,745           12,086
               2003           17,596           18,075           12,067
               2003           17,558           18,039           12,080
               2003           16,937           17,433           12,093
               2003           17,038           17,549           12,139
               2003           17,503           18,013           12,178
               2003           17,332           17,845           12,165
               2003           17,376           17,888           12,132
  December 31, 2003          $17,552          $18,070          $12,119

Footnotes read:

*  The Lehman Brothers Aggregate Bond Index is an index that encompasses five classes of fixed-income securities in the United
   States: U.S. Treasury and government agency securities, corporate debt obligations, mortgage-backed securities and asset-backed securities. It is not possible to invest directly in the Index.
   The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

/1/Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. At various times, the
   Portfolio's adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio's total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. For additional information, refer to your variable contract prospectus which can be obtained from your registered representative or by calling (800) Thrivent. Please read your prospectus carefully.

MORTGAGE SECURITIES PORTFOLIO

[PHOTO OMITTED: GREGORY R. ANDERSON AND SCOTT A. LALIM]

Gregory R. Anderson (left) and Scott A. Lalim (right), Portfolio
Co-Managers

The Mortgage Securities Portfolio seeks a combination of current income and long-term capital appreciation by investing primarily in a diversified portfolio of debt securities backed by pools of
residential and/or commercial mortgages.

Mortgage-backed securities posted modest gains for the eight-month period ended December 31, 2003, as interest rates trended upward with the improving economic environment. The Mortgage Securities Portfolio returned 1.85% since its inception on April 30, 2003, while the median return of the Portfolio's Lipper, Inc., peer group returned 0.89%. The
Portfolio's broad market benchmark, the Lehman Brothers Mortgage
Backed Securities, returned 1.70% for the same period.

Unexpected Rate Environment

The performance of the Portfolio is highly dependent upon the prevailing interest rate environment.  Mortgage-related securities perform well in a relatively stable interest rate environment and may underperform other fixed income investments if rates move notably in either direction because individuals may prepay or extend their mortgages.

The Federal Open Market Committee (FOMC) lowered its target for the federal funds rate early in the period due to fears of a falling consumer price environment and lackluster economic reports. In June and July, the tide turned in the exact opposite direction and rates increased suddenly and dramatically due to improved economic reports and the fear that interest rates could not possibly stay at a 45-year low for long. This spike in rates hurt the overall performance of mortgaged-backed securities (MBS) during these months. Interest rates were essentially range bound to slightly higher for the rest of the year, which provided a favorable backdrop for MBS to perform well for the rest of the period compared to many other fixed income
investments.

The Mortgage Securities Portfolio outperformed both of its benchmarks since inception due primarily to security selection and overweighting in the mortgage-backed securities sector, as compared to smaller holdings in asset-backed securities and commercial mortgage-backed securities. The MBS securities performed relatively well throughout the period because of rising interest rates and the slowing of prepayments of mortgages. The final contributor to the Portfolio's outperformance was the shorter duration of the securities in the
Portfolio, which helped mitigate declining prices in a rising interest rate environment.

[GRAPHIC OMITTED: RATINGS DISTRIBUTIONS]

Moody's Bond Quality
Ratings Distributions

Aaa                            100.0%
Aa                               0.0%
A                                0.0%
Baa                              0.0%
Ba                               0.0%
B                                0.0%
Caa                              0.0%
Ca                               0.0%
C                                0.0%
D                                0.0%
Not Rated                        0.0%

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition
(% of Portfolio)

Short Term Investments             34.7%
Long Term Fixed Income             65.3%

Top 10 Holdings
(% of Portfolio)

Federal National Mortgage Association          15.7%
Federal Home Loan Mortgage Corporation          8.4%
Federal National Mortgage Association           8.2%
Federal Home Loan Mortgage Corporation          6.5%
Federal National Mortgage Association           5.2%
Merrill Lynch & Company, Inc.                   2.4%
LB-UBS Commercial Mortgage Trust                2.1%
Wachovia Bank Commercial Mortgage Trust         2.0%
First National Master Note Trust                2.0%
Ball Corporation 2003 BBA2                      2.0%

These long term fixed income securities represent 54.5% of the total investment portfolio.

Footnote reads:

Quoted Moody's Bond Quality Rating Distributions, Portfolio
Composition and Top 10 Holdings are subject to change. The list of Top
10 Holdings excludes Short Term Investments.

Portfolio Facts
December 31, 2003

Net Assets                    $27,871,422                 NAV          $9.99
NAV -- High+          6/13/2003 -- $10.06
NAV -- Low+            8/14/2003 -- $9.75
Number of Holdings: 34        + For the eight months ended December 31, 2003

                 Total Returns /1/
                December 31, 2003

                        From
                   Inception
                   4/30/2003
--------------------------------------------------
                       1.85%

Outlook

We expect Federal Reserve policymakers to hold short-term interest rates at current levels for most of 2004 and interest rates to stay in the current range through at least the first quarter of 2004, which should be positive for mortgage securities. In addition, we expect the supply of mortgage securities to decline, and investor demand for mortgage securities to remain strong. We will continue to position the
Portfolio with a bias in high quality, liquid mortgage securities.

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment /1/
                                            Lehman
                                            Brothers
                           Mortgage         Mortgage-Backed    Consumer
                           Securities       Securities         Price
  Date                     Portfolio        Index*             Index**
------------------------------------------------------------------------
     April 30, 2003           10,000           10,000           10,000
               2003           10,057           10,008            9,984
               2003           10,065           10,025            9,995
               2003            9,836            9,837           10,005
               2003            9,890            9,907           10,044
               2003           10,056           10,076           10,076
               2003           10,038           10,041           10,065
               2003           10,070           10,062           10,038
  December 31, 2003          $10,185          $10,170          $10,027

Footnotes read:

*  The Lehman Brothers Mortgage-Backed Securities (MBS) Index is
   formed by grouping the universe of over 600,000 individual fixed rate U.S. government agency MBS pools into approximately 3,500 generic types of securities. It is not possible to invest directly in this Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

/1/Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Not annualized for periods less than one year. Investment return and principal value will
   fluctuate, and shares, when redeemed, may be worth more or less than their original cost. At various times, the Portfolio's adviser reimbursed and/or paid non-advisory Portfolio expenses.
   Had the adviser not done so, the Portfolio's total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts.
   Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. For additional information, refer to your variable contract prospectus which can be obtained from your registered representative or by calling
   (800) Thrivent. Please read your prospectus carefully.

[LOGO OMITTED]

PricewaterhouseCoopers LLP
Suite 1500
100 E. Wisconsin Ave.
Milwaukee WI 53202
Telephone (414) 212 1600

Report of Independent Auditors

To the Board of Directors and Shareholders of
AAL Variable Product Series Fund, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Technology Stock Portfolio, Small Cap Stock Portfolio, Small Cap
Index Portfolio, Small Cap Value Portfolio, Mid Cap Stock Portfolio,
Mid Cap Index Portfolio, International Portfolio, Capital Growth
Portfolio, Large Company Index Portfolio, Real Estate Securities
Portfolio, Balanced Portfolio, High Yield Bond Portfolio, Bond Index
Portfolio and Mortgage Securities Portfolio (constituting the AAL
Variable Product Series Fund, Inc., hereafter referred to as the
"Fund") at December 31, 2003, the results of each of their operations, the changes in each of their net assets and each of their financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement
presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/S/ PricewaterhouseCoopers LLP

February 9, 2004

Technology Stock Portfolio
Schedule of Investments as of December 31, 2003(a)
-------------------------------------------------------------------------------------------------------------------------
       Shares  Common Stock (94.6%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------
Communications Services (1.5%)
-------------------------------------------------------------------------------------------------------------------------
        8,800  SBC Communications, Inc.                                                                          $229,416
       40,800  Sprint Corporation (PCS Group)(b,c)                                                                229,296
        4,800  Verizon Communications, Inc.                                                                       168,384
-------------------------------------------------------------------------------------------------------------------------
               Total Communications Services                                                                      627,096
=========================================================================================================================

Consumer Discretionary (5.4%)
-------------------------------------------------------------------------------------------------------------------------
        2,000  Amazon.com, Inc.(b)                                                                                105,280
       14,300  eBay, Inc.                                                                                         923,637
        4,800  Pixar, Inc.(b,c)                                                                                   332,592
       35,600  Time Warner, Inc.(b)                                                                               640,444
        8,600  XM Satellite Radio Holdings, Inc.(b,c)                                                             226,696
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                     2,228,649
=========================================================================================================================

Health Care (1.9%)
-------------------------------------------------------------------------------------------------------------------------
        3,600  Baxter International, Inc.                                                                         109,872
        4,300  Bristol-Myers Squibb Company(c)                                                                    122,980
        3,100  Medtronic, Inc.                                                                                    150,691
        8,100  Pfizer, Inc.                                                                                       286,173
        6,100  Protein Design Labs, Inc.(b,c)                                                                     109,190
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                                  778,906
=========================================================================================================================

Industrials (1.7%)
-------------------------------------------------------------------------------------------------------------------------
        6,000  EDO Corporation                                                                                    147,900
        3,400  Lockheed Martin Corporation                                                                        174,760
        7,100  Monster Worldwide, Inc.(b)                                                                         155,916
        2,300  Northrop Grumman Corporation(c)                                                                    219,880
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                                  698,456
=========================================================================================================================

Information Technology (84.1%)
-------------------------------------------------------------------------------------------------------------------------
       13,800  Accenture, Ltd.(b)                                                                                 363,216
        2,600  Adobe Systems, Inc.(c)                                                                             102,180
       11,300  Agilent Technologies, Inc.(b,c)                                                                    330,412
        8,800  Akamai Technologies, Inc.(b,c)                                                                      94,600
        6,700  Amkor Technology, Inc.(b,c)                                                                        122,007
       13,300  Analog Devices, Inc.                                                                               607,145
       18,900  Apple Computer, Inc.(b)                                                                            403,893
       35,700  Applied Materials, Inc.(b)                                                                         801,465
        9,500  ASML Holding NV ADR(b,c)                                                                           190,475
        9,400  Asyst Technologies, Inc.(b,c)                                                                      163,090
       10,100  Autodesk, Inc.(c)                                                                                  248,258
       10,400  Avaya, Inc.(b,c)                                                                                   134,576
       27,300  BEA Systems, Inc.(b)                                                                               335,790
       16,800  BMC Software, Inc.(b)                                                                              313,320
        3,800  CDW Corporation(c)                                                                                 219,488
        9,900  Check Point Software Technologies, Ltd.(b)                                                         166,518
        4,400  CheckFree Corporation(b,c)                                                                         121,660
       24,700  ChipPAC, Inc.(b)                                                                                   187,473
      144,300  Cisco Systems, Inc.(b)                                                                           3,505,047
        5,200  Cognos, Inc.(b,c)                                                                                  159,224
       12,800  Computer Associates International, Inc.(c)                                                         349,952
        6,100  Comverse Technology, Inc.(b,c)                                                                     107,299
       50,400  Dell, Inc.(b)                                                                                    1,711,584
        2,900  DST Systems, Inc.(b,c)                                                                             121,104
        2,100  Electronic Arts, Inc.(c)                                                                           100,338
       49,600  EMC Corporation(b)                                                                                 640,832
       16,600  First Data Corporation                                                                             682,094
        4,500  Hewlett-Packard Company                                                                            103,365
        9,700  Informatica Corporation(b)                                                                          99,910
       11,500  Integrated Device Technology, Inc.(b,c)                                                            197,455
       60,700  Intel Corporation                                                                                1,954,540
       31,500  International Business Machines Corporation                                                      2,919,420
        6,500  Intersil Corporation                                                                               161,525
        4,200  Itron, Inc.(b)                                                                                      77,112
       38,500  JDS Uniphase Corporation(b)                                                                        140,525
       10,200  KLA-Tencor Corporation(b)                                                                          598,434
        4,800  Lexmark International, Inc.(b)                                                                     377,472
       10,000  Linear Technology Corporation                                                                      420,700
       22,900  LSI Logic Corporation(b)                                                                           203,123
       96,400  Lucent Technologies, Inc.(b)                                                                       273,776
        5,900  Macrovision Corporation(b)                                                                         133,281
        3,500  Manhattan Associates, Inc.(b)                                                                       96,740
       10,000  Maxim Integrated Products, Inc.(c)                                                                 498,000
        4,800  Microchip Technology, Inc.(c)                                                                      160,128
      129,400  Microsoft Corporation                                                                            3,563,677
       49,600  Motorola, Inc.                                                                                     697,872
        9,100  Netegrity, Inc.(b)                                                                                  93,821
        5,000  Network Appliance, Inc.(b)                                                                         102,650
       19,700  Nokia Corporation ADR                                                                              334,900
       68,000  Nortel Networks Corporation(b)                                                                     287,640
        3,200  Novellus Systems, Inc.(b)                                                                          134,560
        2,000  NVE Corporation(b,c)                                                                               102,600
       32,700  On Semiconductor Corporation(b)                                                                    210,915
       12,300  Opsware, Inc.(b,c)                                                                                  91,020
      122,700  Oracle Corporation(b)                                                                            1,619,640
       34,500  Parametric Technology Corporation(b)                                                               135,930
        5,900  Paychex, Inc.                                                                                      219,480
       10,400  PMC-Sierra, Inc.(b,c)                                                                              209,560
        4,600  QLogic Corporation(b,c)                                                                            237,360
       17,600  QUALCOMM, Inc.(c)                                                                                  949,168
       10,300  Red Hat, Inc.(b,c)                                                                                 193,331
        6,800  SAP AG(c)                                                                                          282,608
       10,300  Siebel Systems, Inc.(b,c)                                                                          142,861
       24,200  STMicroelectronics NV(c)                                                                           653,642
        3,300  Storage Technology Corporation(b)                                                                   84,975
       31,800  Symbol Technologies, Inc.                                                                          537,102
        3,400  Synopsys, Inc.                                                                                     114,784
       12,800  Taiwan Semiconductor Manufacturing Company, Ltd.
               ADR(b)                                                                                             131,072
        4,200  Teradyne, Inc.(b)                                                                                  106,890
       35,900  Texas Instruments, Inc.                                                                          1,054,742
       29,100  Three-Five Systems, Inc.(b)                                                                        152,484
       33,800  TranSwitch Corporation(b,c)                                                                         77,740
       20,300  VeriSign, Inc.(b,c)                                                                                330,890
        9,000  VERITAS Software Corporation(b)                                                                    334,440
       45,200  Wind River Systems, Inc.(b,c)                                                                      395,952
        7,400  Xilinx, Inc.(b,c)                                                                                  286,676
        5,100  Yahoo!, Inc.(b)                                                                                    230,367
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                    34,799,895
=========================================================================================================================

-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $35,599,747)                                                           39,133,002
=========================================================================================================================

    Shares or
    Principal
       Amount  Short-Term Investments (5.4%)                        Interest Rate(d)  Maturity Date                 Value
-------------------------------------------------------------------------------------------------------------------------
     $435,000  Federal National Mortgage Association                        1.000%         1/7/2004              $434,927
    1,799,923  LB Series Fund Money Market Portfolio                        0.729               N/A             1,799,923
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                 2,234,850
=========================================================================================================================
       Shares  Collateral Held for Securities Loaned                Interest Rate(d)  Maturity Date                 Value
-------------------------------------------------------------------------------------------------------------------------
    7,260,672  State Street Navigator Securities Lending Prime
               Portfolio                                                    1.060%              N/A            $7,260,672
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities Loaned                                                      7,260,672
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $45,095,269)                                                           $48,628,524
=========================================================================================================================

(a) The categories of investments are shown as apercentage of total investments, excluding collateral
    held for securities loaned.

(b) Non-income producing security.

(c) All or a portion of the security is on loan as
    discussed in item 2(K) of the Notes to Financial
    Statements.

(d) The interest rate shown reflects the yield or, for
    securities purchased at a discount, the discount rate
    at the date of purchase.

The accompanying notes to the financial statements
are an integral part of this schedule.

Small Cap Stock Portfolio
Schedule of Investments as of December 31, 2003(a)
-------------------------------------------------------------------------------------------------------------------------
       Shares  Common Stock (94.0%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------
Communications Services (0.6%)
-------------------------------------------------------------------------------------------------------------------------
       13,200  Commonwealth Telephone Enterprises, Inc.(b)                                                       $498,300
       28,700  Wireless Facilities Inc.(b,c)                                                                      426,482
-------------------------------------------------------------------------------------------------------------------------
               Total Communications Services                                                                      924,782
=========================================================================================================================

Consumer Discretionary (17.2%)
-------------------------------------------------------------------------------------------------------------------------
       21,500  ADVO, Inc.                                                                                         682,840
       25,900  Aeropostale, Inc.(b)                                                                               710,178
       22,850  AnnTaylor Stores Corporation(b,c)                                                                  891,150
       18,600  Applebee's International, Inc.                                                                     730,422
       27,600  Boyd Gaming Corporation(c)                                                                         445,464
       37,200  Cooper Tire & Rubber Company(c)                                                                    795,336
       30,900  Cost Plus, Inc.(b)                                                                               1,266,900
       21,500  Entercom Communications Corporation(b,c)                                                         1,138,640
       21,500  Ethan Allen Interiors, Inc.                                                                        900,420
       28,950  Fossil, Inc.(b)                                                                                    810,890
       38,900  Gymboree Corporation(b)                                                                            670,247
       12,400  Harman International Industries, Inc.                                                              917,352
       41,700  Hasbro, Inc.(c)                                                                                    887,376
       36,800  Hearst-Argyle Television, Inc.                                                                   1,014,208
      109,500  Interface, Inc.(b)                                                                                 605,535
       21,300  International Speedway Corporation(c)                                                              951,258
       16,800  Lee Enterprises, Inc.                                                                              733,320
       28,500  Linens 'n Things, Inc.(b,c)                                                                        857,280
        9,039  M.D.C. Holdings, Inc.                                                                              583,016
       33,150  MarineMax, Inc.(b)                                                                                 644,104
       21,000  Men's Wearhouse, Inc.(b)                                                                           525,210
       13,800  P.F. Chang's China Bistro, Inc.(b,c)                                                               702,144
       59,300  Quiksilver, Inc.                                                                                 1,051,389
       75,400  Radio One, Inc.(b,c)                                                                             1,474,070
       20,800  Red Robin Gourmet Burgers, Inc.(b,c)                                                               633,152
       29,100  Regis Corporation                                                                                1,150,032
        7,000  Ryland Group, Inc.                                                                                 620,480
       28,000  SCP Pool Corporation                                                                               915,040
       22,400  Select Comfort Corporation(b,c)                                                                    554,624
       12,000  Shuffle Master, Inc.(b,c)                                                                          415,440
        8,000  Thor Industries, Inc.(c)                                                                           449,760
       51,000  Toys 'R' Us, Inc.(b,c)                                                                             644,640
       31,100  West Marine, Inc.(b,c)                                                                             864,891
       11,700  Winnebago Industries, Inc.(c)                                                                      804,375
       27,100  Wolverine World Wide, Inc.(c)                                                                      552,298
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                    27,593,481
=========================================================================================================================

Consumer Staples (2.2%)
-------------------------------------------------------------------------------------------------------------------------
       72,100  Casey's General Stores, Inc.                                                                     1,273,286
       13,500  Church & Dwight Company, Inc.                                                                      534,600
       34,800  NBTY, Inc.(b)                                                                                      934,728
       20,900  WD-40 Company(c)                                                                                   739,024
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                           3,481,638
=========================================================================================================================

Energy (5.8%)
-------------------------------------------------------------------------------------------------------------------------
       45,400  Chesapeake Energy Corporation(c)                                                                   616,532
       19,800  Cimarex Energy Company(b)                                                                          528,462
       58,600  Energy Partners, Ltd.(b,c)                                                                         814,540
       31,000  Evergreen Resources, Inc.(c)                                                                     1,007,810
       66,600  Key Energy Services, Inc.(b,c)                                                                     686,646
       46,900  Maverick Tube Corporation(b,c)                                                                     902,825
       24,900  Newfield Exploration Company(b,c)                                                                1,109,046
       26,500  Patterson-UTI Energy, Inc.(b,c)                                                                    872,380
       14,100  Precision Drilling Corporation(b)                                                                  615,888
       21,400  Premcor, Inc.(b)                                                                                   556,400
       25,800  St. Mary Land & Exploration Company(c)                                                             735,300
       27,200  Tom Brown, Inc.(b)                                                                                 877,200
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                     9,323,029
=========================================================================================================================

Financials (15.3%)
-------------------------------------------------------------------------------------------------------------------------
       15,800  Affiliated Managers Group, Inc.(b,c)                                                             1,099,522
        7,700  Alexandria Real Estate Equities, Inc.                                                              445,830
       14,900  AMB Property Corporation                                                                           489,912
       41,750  Argonaut Group, Inc.(c)                                                                            648,795
       24,545  BOK Financial Corporation(b)                                                                       950,382
       36,200  Corus Bankshares, Inc.                                                                           1,142,472
       25,800  Cullen/Frost Bankers, Inc.                                                                       1,046,706
       12,200  Developers Diversified Realty Corporation                                                          409,554
       12,800  Eastgroup Properties, Inc.                                                                         414,464
       20,950  First BanCorp(c)                                                                                   828,572
       32,400  First Midwest Bancorp, Inc.                                                                      1,050,084
       32,600  HCC Insurance Holdings, Inc.(c)                                                                  1,036,680
       39,700  HRPT Properties Trust                                                                              400,573
       30,600  Investors Financial Services Corporation(c)                                                      1,175,346
       24,400  MAF Bancorp, Inc.(c)                                                                             1,022,360
       28,100  Max Re Capital, Ltd.                                                                               630,564
       24,300  Mercantile Bank Corporation(c)                                                                     886,950
        9,600  Mills Corporation                                                                                  422,400
       31,900  Platinum Underwriters Holdings, Ltd.                                                               957,000
       17,300  PrivateBancorp, Inc.(c)                                                                            787,496
       40,800  Providian Financial Corporation(b)                                                                 474,912
       32,500  Raymond James Financial, Inc.(c)                                                                 1,225,250
       28,700  RLI Corporation(c)                                                                               1,075,102
        9,800  SL Green Realty Corporation                                                                        402,290
       19,800  Southwest Bancorporation of Texas, Inc.(c)                                                         769,230
       26,900  Stewart Information Services Corporation                                                         1,090,795
       22,300  UCBH Holdings, Inc.(c)                                                                             869,031
       31,000  United Bankshares, Inc.                                                                            967,200
       27,145  Washington Federal, Inc.(c)                                                                        770,918
       33,000  Winston Hotels, Inc.                                                                               336,600
       17,000  Wintrust Financial Corporation                                                                     766,700
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                24,593,690
=========================================================================================================================

Health Care (11.6%)
-------------------------------------------------------------------------------------------------------------------------
       35,600  Advanced Medical Optics, Inc.(b,c)                                                                 699,540
       23,800  Community Health Systems, Inc.(b)                                                                  632,604
       16,400  Cooper Companies, Inc.                                                                             772,932
       36,800  Cytyc Corporation(b)                                                                               506,368
       20,400  Dade Behring Holdings, Inc.(b)                                                                     729,096
       46,200  Dendrite International, Inc.(b)                                                                    723,954
      133,850  Encore Medical Corporation(b)                                                                    1,090,878
       12,700  IDEXX Laboratories, Inc.(b,c)                                                                      587,756
       12,500  KOS Pharmaceuticals, Inc.(b)                                                                       538,000
       37,600  LifePoint Hospitals, Inc.(b,c)                                                                   1,107,320
       10,900  Martek Biosciences Corporation(b,c)                                                                708,173
       54,100  Medarex, Inc.(b,c)                                                                                 337,043
       10,500  Medicis Pharmaceutical Corporation(c)                                                              748,650
       10,100  Millipore Corporation(b,c)                                                                         434,805
       70,600  Perrigo Company                                                                                  1,109,832
       13,800  Pharmaceutical Product Development, Inc.(b)                                                        372,186
       40,800  Protein Design Labs, Inc.(b,c)                                                                     730,320
       16,000  Renal Care Group, Inc.(b)                                                                          659,200
       23,400  ResMed, Inc.(b,c)                                                                                  972,036
      101,900  Savient Pharmaceuticals, Inc.(b)                                                                   469,759
       30,500  Sybron Dental Specialties, Inc.(b)                                                                 857,050
       23,500  TECHNE Corporation(b,c)                                                                            887,830
       46,900  United Surgical Partners International, Inc.(b,c)                                                1,570,212
       34,100  Ventana Medical Systems, Inc.(b)                                                                 1,343,540
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                               18,589,084
=========================================================================================================================

Industrials (16.8%)
-------------------------------------------------------------------------------------------------------------------------
       70,500  Allied Waste Industries, Inc.(b)                                                                   978,540
       49,500  Artesyn Technologies, Inc.(b,c)                                                                    421,740
        9,300  Briggs & Stratton Corporation(c)                                                                   626,820
       46,100  Consolidated Graphics, Inc.(b)                                                                   1,455,838
       22,000  Dionex Corporation(b,c)                                                                          1,012,440
       40,500  Dycom Industries, Inc.(b)                                                                        1,086,210
       31,500  EDO Corporation(c)                                                                                 776,475
       51,600  Exult, Inc.(b)                                                                                     367,392
       34,800  Federal Signal Corporation                                                                         609,696
       16,400  G & K Services, Inc.                                                                               602,700
       15,000  Genesee and Wyoming, Inc.(b,c)                                                                     472,500
        9,500  Genlyte Group, Inc.(b,c)                                                                           554,610
       15,100  Graco, Inc.                                                                                        605,510
       25,900  Granite Construction, Inc.(c)                                                                      608,391
       42,042  Heartland Express, Inc.                                                                          1,016,996
       25,700  IDEX Corporation(c)                                                                              1,068,863
       17,100  Jacobs Engineering Group, Inc.(b)                                                                  820,971
       56,500  KForce, Inc.(b)                                                                                    527,710
       14,400  Landstar System, Inc.(c)                                                                           547,776
       43,500  Manitowoc Company, Inc.                                                                          1,357,200
       33,900  Mercury Computer Systems, Inc.(b,c)                                                                844,110
       50,300  Mesa Air Group, Inc.(b,c)                                                                          629,756
       29,300  Monster Worldwide, Inc.(b)                                                                         643,428
       47,900  MSC Industrial Direct Company, Inc.                                                              1,317,250
       24,100  Mueller Industries, Inc.(b)                                                                        828,076
       20,700  Pacer International, Inc.(b)                                                                       418,554
       22,700  Precision Castparts Corporation                                                                  1,030,807
       12,700  Roper Industries, Inc.                                                                             625,602
       64,500  SkyWest, Inc.(c)                                                                                 1,168,740
       34,500  Tetra Tech, Inc.(b)                                                                                857,670
       10,700  Toro Company                                                                                       496,480
       17,700  Triumph Group, Inc.(b,c)                                                                           644,280
       23,900  United Defense Industries, Inc.(b)                                                                 761,932
       20,700  Waste Connections, Inc.(b)                                                                         781,839
       18,700  Watson Wyatt & Company Holdings(b)                                                                 451,605
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                               27,018,507
=========================================================================================================================

Information Technology (19.2%)
-------------------------------------------------------------------------------------------------------------------------
       31,400  Actel Corporation(b)                                                                               756,740
       39,400  Advanced Digital Information Corporation(b)                                                        551,600
       30,100  Advanced Fibre Communications, Inc.(b)                                                             606,515
       45,200  Akamai Technologies, Inc.(b,c)                                                                     485,900
       26,100  Autodesk, Inc.(c)                                                                                  641,538
       46,100  Axcelis Technologies, Inc.(b)                                                                      471,142
       13,000  BARRA, Inc.                                                                                        461,370
       85,000  Bell Microproducts, Inc.(b,c)                                                                      770,100
        8,550  Benchmark Electronics, Inc.                                                                        297,626
       42,000  BISYS Group, Inc.(b,c)                                                                             624,960
       17,000  Brooks Automation, Inc.(b)                                                                         410,890
       12,300  CACI International, Inc.(b)                                                                        598,026
       50,200  CIBER, Inc.(b,c)                                                                                   434,732
       13,600  Cymer, Inc.(b,c)                                                                                   628,184
       38,600  Cypress Semiconductor Corporation(b)                                                               824,496
       10,700  Fair Isaac Corporation(c)                                                                          526,012
       25,700  Global Payments, Inc.                                                                            1,210,984
       21,000  Hutchinson Technology, Inc.(b)                                                                     645,540
      114,200  Ingram Micro, Inc.(b)                                                                            1,815,779
       28,000  Inter-Tel, Inc.(c)                                                                                 699,440
       13,900  International Rectifier Corporation(b)                                                             686,799
       20,500  Itron, Inc.(b)                                                                                     376,380
       18,200  Kronos, Inc.                                                                                       720,902
       12,800  Manhattan Associates, Inc.(b)                                                                      353,792
       23,600  Metrologic Instruments, Inc.                                                                       637,200
       54,200  MPS Group, Inc.(b)                                                                                 506,770
       44,200  MSC.Software Corporation(b,c)                                                                      417,690
       54,400  Opsware, Inc.(b,c)                                                                                 402,560
      252,500  Parametric Technology Corporation(b)                                                               994,850
       38,600  Photronics, Inc.(b)                                                                                768,912
       33,000  Planar Systems, Inc.(b,c)                                                                          802,560
       21,600  Plantronics, Inc.(b,c)                                                                             705,240
       37,300  Plexus Corporation(b)                                                                              640,441
       12,100  Power Integrations, Inc.(b)                                                                        404,866
       33,400  RadiSys Corporation(b)                                                                             563,124
       69,200  Skyworks Solutions, Inc.(b,c)                                                                      602,040
       35,700  Tech Data Corporation(b)                                                                         1,416,933
       95,600  Three-Five Systems, Inc.(b,c)                                                                      500,944
       47,800  Tollgrade Communications, Inc.(b)                                                                  837,934
       16,400  Trimble Navigation, Ltd.(b,c)                                                                      610,736
       16,100  Varian Semiconductor Equipment Associates, Inc.(b)                                                 703,409
       19,500  Varian, Inc.(b)                                                                                    813,735
       53,200  Vishay Intertechnology, Inc.(b,c)                                                                1,218,280
       85,000  Wind River Systems, Inc.(b)                                                                        744,600
       14,750  Zebra Technologies Corporation(c)                                                                  978,958
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                    30,871,229
=========================================================================================================================

Materials (3.4%)
-------------------------------------------------------------------------------------------------------------------------
       20,700  Florida Rock Industries, Inc.                                                                    1,135,395
       46,400  MacDermid, Inc.(c)                                                                               1,588,736
       17,700  Peabody Energy Corporation                                                                         738,267
       14,300  Schweitzer-Mauduit International, Inc.                                                             425,854
       47,800  Steel Dynamics, Inc.(b,c)                                                                        1,122,822
       36,300  Wausau-Mosinee Paper Corporation                                                                   490,776
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                  5,501,850
=========================================================================================================================

Utilities (1.9%)
-------------------------------------------------------------------------------------------------------------------------
       26,700  Energen Corporation                                                                              1,095,501
       27,200  Philadelphia Suburban Corporation(c)                                                               601,120
       14,300  Piedmont Natural Gas Company, Inc.                                                                 621,478
       30,600  UniSource Energy Corporation(c)                                                                    754,596
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                  3,072,695
=========================================================================================================================

-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $120,528,345)                                                         150,969,985
=========================================================================================================================

    Shares or
    Principal
       Amount  Short-Term Investments (6.0%)                            Interest Rate(d)           Date    Maturity Value
-------------------------------------------------------------------------------------------------------------------------
   $1,400,000  Federal Home Loan Mortgage Corporation                           1.030%         1/2/2004        $1,399,960
    1,075,000  Federal National Mortgage Association                            0.800          1/2/2004         1,074,976
    7,175,970  LB Series Fund Money Market Portfolio                            0.729               N/A         7,175,970
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                 9,650,906
=========================================================================================================================

       Shares  Collateral Held for Securities Loaned                    Interest Rate(d)  Maturity Date     Value
-------------------------------------------------------------------------------------------------------------------------
   33,739,348  State Street Navigator Securities Lending Prime
               Portfolio                                                        1.060%              N/A       $33,739,348
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities Loaned                                                     33,739,348
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $163,918,599)                                                         $194,360,239
=========================================================================================================================

(a) The categories of investments are shown as apercentage of total investments, excluding collateral
    held for securities loaned.

(b) Non-income producing security.

(c) All or a portion of the security is on loan as
    discussed in item 2(K) of the Notes to Financial
    Statements.

(d) The interest rate shown reflects the yield or, for
    securities purchased at a discount, the discount rate
    at the date of purchase.

The accompanying notes to the financial statements
are an integral part of this schedule.

Small Cap Index Portfolio
Schedule of Investments as of December 31, 2003(a)
-------------------------------------------------------------------------------------------------------------------------
       Shares  Common Stock (97.4%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------
Communications Services (0.3%)
-------------------------------------------------------------------------------------------------------------------------
       16,100  Boston Communications Group, Inc.(b,c)                                                            $149,569
       20,800  Commonwealth Telephone Enterprises, Inc.(b)                                                        785,200
       48,900  General Communication, Inc.(b)                                                                     425,430
-------------------------------------------------------------------------------------------------------------------------
               Total Communications Services                                                                    1,360,199
=========================================================================================================================

Consumer Discretionary (19.0%)
-------------------------------------------------------------------------------------------------------------------------
       11,600  4Kids Entertainment, Inc.(b)                                                                       301,832
       28,350  Aaron Rents, Inc.(c)                                                                               570,686
       15,600  Action Performance Companies, Inc.                                                                 305,760
       16,600  Advanced Marketing Services, Inc.(c)                                                               189,240
       26,050  ADVO, Inc.                                                                                         827,348
       39,200  AnnTaylor Stores Corporation(b,c)                                                                1,528,800
       20,500  Applica, Inc.                                                                                      155,800
       18,200  Arctic Cat, Inc.                                                                                   449,540
       25,500  Argosy Gaming Company(b,c)                                                                         662,745
       11,500  Ashworth, Inc.(b)                                                                                   92,805
       29,600  Aztar Corporation(b,c)                                                                             666,000
       29,600  Bally Total Fitness Holding Corporation(b,c)                                                       207,200
       10,100  Bassett Furniture Industries, Inc.                                                                 166,650
       15,600  Brown Shoe Company, Inc.                                                                           591,708
       11,600  Building Materials Holding Corporation                                                             180,148
       38,600  Burlington Coat Factory Warehouse Corporation                                                      816,776
       17,700  Cato Corporation                                                                                   362,850
       22,450  CEC Entertainment, Inc.(b,c)                                                                     1,063,906
       51,000  Champion Enterprises, Inc.(b,c)                                                                    357,000
       23,200  Children's Place Retail Stores, Inc.(b,c)                                                          620,136
       32,725  Christopher & Banks Corporation                                                                    639,119
       13,500  Coachmen Industries, Inc.(c)                                                                       244,485
       24,800  Concord Camera Corporation(b,c)                                                                    229,400
       18,900  Cost Plus, Inc.(b)                                                                                 774,900
       11,600  Department 56, Inc.(b,c)                                                                           151,960
       25,500  Dress Barn, Inc.(b,c)                                                                              382,245
       21,600  Electronics Boutique Holdings Corporation(b,c)                                                     494,424
       12,400  Enesco Group, Inc.(b)                                                                              127,968
       32,350  Ethan Allen Interiors, Inc.(c)                                                                   1,354,818
       26,460  Fedders Corporation                                                                                190,512
       26,460  Fedders Corporation, Stock Rights(b)                                                                 1,588
       33,500  Fleetwood Enterprises, Inc.(b,c)                                                                   343,710
       40,325  Fossil, Inc.(b)                                                                                  1,129,503
       33,950  Fred's, Inc.                                                                                     1,051,771
       18,800  Genesco, Inc.(b,c)                                                                                 284,444
       28,400  Goody's Family Clothing, Inc.(c)                                                                   265,824
       19,700  Group 1 Automotive, Inc.(b,c)                                                                      712,943
       20,600  Guitar Center, Inc.(b,c)                                                                           671,148
       25,700  Gymboree Corporation(b)                                                                            442,811
        5,600  Haggar Corporation(c)                                                                              109,256
       16,400  Hancock Fabrics, Inc.(c)                                                                           237,472
       57,000  Harman International Industries, Inc.                                                            4,216,862
       19,200  Haverty Furniture Companies, Inc.                                                                  381,312
       41,475  Hot Topic, Inc.                                                                                  1,221,854
       14,100  Huffy Corporation(b,c)                                                                              74,025
       18,600  IHOP Corporation                                                                                   715,728
       18,100  Information Holdings, Inc.(b)                                                                      400,010
       40,375  Insight Enterprises, Inc.(b)                                                                       759,050
       44,500  Interface, Inc.(b,c)                                                                               246,085
       22,300  Intermet Corporation                                                                               121,089
       16,950  J. Jill Group, Inc.(b,c)                                                                           215,434
       31,200  Jack in the Box, Inc.(b)                                                                           666,432
       21,700  JAKKS Pacific, Inc.(b,c)                                                                           285,572
       18,730  Jo-Ann Stores, Inc.(b)                                                                             382,092
       30,800  K-Swiss, Inc.                                                                                      741,048
       28,600  K2, Inc.(b,c)                                                                                      435,006
       23,200  Kellwood Company(c)                                                                                951,200
       23,900  Landry's Restaurants, Inc.                                                                         614,708
       46,300  Lay-Z-Boy, Inc.(c)                                                                                 971,374
       12,000  Libbey, Inc.(c)                                                                                    341,760
       38,800  Linens 'n Things, Inc.(b)                                                                        1,167,104
       18,100  Lone Star Steakhouse & Saloon, Inc.                                                                419,558
       25,474  M.D.C. Holdings, Inc.(c)                                                                         1,643,073
       25,900  Marcus Corporation                                                                                 424,760
       17,400  Meade Instruments Corporation(b)                                                                    60,030
       34,200  Men's Wearhouse, Inc.(b)                                                                           855,342
       13,200  Midas, Inc.(b,c)                                                                                   188,760
       25,300  Monaco Coach Corporation(b,c)                                                                      602,140
       28,300  Movie Gallery, Inc.(b,c)                                                                           528,644
        6,100  National Presto Industries, Inc.(c)                                                                220,515
       28,400  Nautilus Group, Inc.(c)                                                                            399,020
        6,220  NVR, Inc.(b,c)                                                                                   2,898,520
       18,100  O'Charley's, Inc.(b,c)                                                                             324,895
       10,300  OshKosh B'Gosh, Inc.(c)                                                                            221,038
       14,000  Oxford Industries, Inc.(c)                                                                         474,320
       22,100  P.F. Chang's China Bistro, Inc.(b,c)                                                             1,124,448
       67,887  Pacific Sunwear of California, Inc.(c)                                                           1,433,773
       26,000  Panera Bread Company(b)                                                                          1,027,780
       15,800  Papa John's International, Inc.(b,c)                                                               527,404
       47,300  Pep Boys, Inc.(c)                                                                                1,081,751
       26,300  Phillips-Van Heusen Corporation(c)                                                                 466,562
       22,600  Pinnacle Entertainment, Inc.(b,c)                                                                  210,632
       18,900  Polaris Industries, Inc.(c)                                                                      1,674,162
       38,800  Prime Hospitality Corporation(b,c)                                                                 395,760
       48,000  Quiksilver, Inc.                                                                                   851,040
       29,150  RARE Hospitality International, Inc.(c)                                                            712,426
       37,850  Regis Corporation                                                                                1,495,832
       17,900  Russ Berrie and Company, Inc.                                                                      606,810
       28,200  Russell Corporation(c)                                                                             495,192
       36,900  Ryan's Family Steak Houses, Inc.(b)                                                                558,666
       21,400  Ryland Group, Inc.                                                                               1,896,896
        9,900  Salton, Inc.(b,c)                                                                                  129,195
       30,775  SCP Pool Corporation                                                                             1,005,727
       25,300  ShopKo Stores, Inc.(b,c)                                                                           385,825
       14,300  Shuffle Master, Inc.(b,c)                                                                          495,066
        7,300  Skyline Corporation                                                                                254,551
       34,012  Sonic Corporation(b)                                                                             1,041,447
       17,200  Standard Motor Products, Inc.(c)                                                                   208,980
       28,400  Standard Pacific Corporation                                                                     1,378,820
       23,717  Steak n Shake Company(b)                                                                           423,348
       36,200  Stein Mart, Inc.(b,c)                                                                              298,288
       34,000  Stride Rite Corporation                                                                            386,920
       23,400  Sturm, Ruger & Company, Inc.(c)                                                                    266,058
       19,000  TBC Corporation(b)                                                                                 490,390
       12,700  Thomas Nelson, Inc.                                                                                245,491
       24,900  Thor Industries, Inc.(c)                                                                         1,399,878
       29,900  Too, Inc.(b,c)                                                                                     504,712
       48,800  Tower Automotive, Inc.(b)                                                                          333,304
       32,300  Tractor Supply Company                                                                           1,256,147
       51,400  Triarc Companies, Inc.                                                                             554,092
       12,900  Ultimate Electronics, Inc.(b,c)                                                                     98,427
       34,400  Urban Outfitters, Inc.(c)                                                                        1,274,520
       25,975  Wet Seal, Inc.(b,c)                                                                                256,893
       14,600  Winnebago Industries, Inc.(c)                                                                    1,003,750
       25,500  WMS Industries, Inc.(b,c)                                                                          668,100
       34,800  Wolverine World Wide, Inc.                                                                         709,224
       22,500  Zale Corporation(b)                                                                              1,197,000
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                    74,950,878
=========================================================================================================================

Consumer Staples (3.1%)
-------------------------------------------------------------------------------------------------------------------------
       15,500  American Italian Pasta Company(b,c)                                                                649,450
       43,200  Casey's General Stores, Inc.(c)                                                                    762,912
       31,300  Corn Products International, Inc.                                                                1,078,285
       33,000  Delta and Pine Land Company                                                                        838,200
       39,200  DIMON, Inc.(c)                                                                                     264,600
       20,800  Duane Reade, Inc.(b)                                                                               351,936
       39,000  Flowers Foods, Inc.(c)                                                                           1,006,200
       33,400  Great Atlantic & Pacific Tea Company, Inc.(b)                                                      280,560
       29,700  Hain Celestial Group, Inc.(b,c)                                                                    689,337
       16,800  International Multifoods Corporation(b,c)                                                          302,400
        7,700  J & J Snack Foods Corporation(b)                                                                   290,752
       25,200  Lance, Inc.                                                                                        378,756
       10,600  Nash Finch Company(c)                                                                              236,804
       12,300  Nature's Sunshine Products, Inc.(c)                                                                103,935
       57,600  NBTY, Inc.(b)                                                                                    1,547,136
       39,700  Performance Food Group Company(b,c)                                                              1,435,949
       25,000  Ralcorp Holdings, Inc.(b)                                                                          784,000
       16,900  United Natural Foods, Inc.(b)                                                                      606,879
       14,570  WD-40 Company(c)                                                                                   515,195
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                          12,123,286
=========================================================================================================================

Energy (5.4%)
-------------------------------------------------------------------------------------------------------------------------
       12,200  Atwood Oceanics, Inc.(b,c)                                                                         389,668
       28,200  Cabot Oil & Gas Corporation                                                                        827,670
       32,700  Cal Dive International, Inc.(b)                                                                    788,397
       13,700  Carbo Ceramics, Inc.(c)                                                                            702,125
       36,100  Cimarex Energy Company(b)                                                                          963,509
       15,200  Dril-Quip, Inc.(b)                                                                                 247,760
       37,100  Evergreen Resources, Inc.(c)                                                                     1,206,121
       22,700  Frontier Oil Corporation(c)                                                                        390,894
       19,800  Hydril Company(b)                                                                                  473,814
       44,400  Input/Output, Inc.(b,c)                                                                            200,244
       24,800  Lone Star Technologies, Inc.(b,c)                                                                  396,304
       36,500  Maverick Tube Corporation(b)                                                                       702,625
       48,700  Newfield Exploration Company(b)                                                                  2,169,098
       16,900  Nuevo Energy Company(b,c)                                                                          408,473
       21,100  Oceaneering International, Inc.(b)                                                                 590,800
       19,500  Offshore Logistics, Inc.(b)                                                                        478,140
       29,587  Patina Oil & Gas Corporation(c)                                                                  1,449,467
       20,500  Plains Resources, Inc.(b)                                                                          329,025
       11,300  Prima Energy Corporation(b)                                                                        397,308
       23,400  Remington Oil and Gas Corporation(b)                                                               460,746
       16,150  SEACOR SMIT, Inc.(b,c)                                                                             678,784
       28,900  Spinnaker Exploration Company(b,c)                                                                 932,603
       24,400  St. Mary Land & Exploration Company                                                                695,400
       22,900  Stone Energy Corporation(b,c)                                                                      972,105
       23,800  Swift Energy Company(b)                                                                            401,030
       19,050  TETRA Technologies, Inc.                                                                           461,772
       39,500  Tom Brown, Inc.(b)                                                                               1,273,875
       37,800  Unit Corporation(b)                                                                                890,190
       29,300  Veritas DGC, Inc.(b)                                                                               307,064
       55,700  Vintage Petroleum, Inc.                                                                            670,071
       23,700  W-H Energy Services, Inc.(b,c)                                                                     383,940
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                    21,239,022
=========================================================================================================================

Financials (13.3%)
-------------------------------------------------------------------------------------------------------------------------
       20,100  Anchor BanCorp Wisconsin, Inc.(c)                                                                  500,490
       25,600  BankUnited Financial Corporation(b)                                                                660,224
       21,200  Boston Private Financial Holdings, Inc.(c)                                                         526,608
       51,100  Brookline Bancorp, Inc.(c)                                                                         783,874
       28,300  Capital Automotive REIT                                                                            905,600
       24,200  Cash America International, Inc.(c)                                                                512,556
       31,775  Chittenden Corporation                                                                           1,068,911
       22,800  Colonial Properties Trust                                                                          902,880
       36,700  Commercial Federal Corporation(c)                                                                  980,257
       32,600  Community First Bankshares, Inc.(c)                                                                943,444
       26,978  Delphi Financial Group, Inc.                                                                       971,190
       22,350  Dime Community Bancshares(c)                                                                       687,486
       24,165  Downey Financial Corporation(c)                                                                  1,191,334
       21,100  East West Bancorp, Inc.(c)                                                                       1,132,648
       19,900  Essex Property Trust, Inc.                                                                       1,277,978
       16,200  Financial Federal Corporation(b)                                                                   494,910
       34,700  First BanCorp                                                                                    1,372,385
       40,512  First Midwest Bancorp, Inc.(c)                                                                   1,312,994
       12,800  First Republic Bank(c)                                                                             458,240
       14,800  FirstFed Financial Corporation(b,c)                                                                643,800
       52,400  Flagstar Bancorp, Inc.(c)                                                                        1,122,408
       65,900  Fremont General Corporation(c)                                                                   1,114,369
       24,800  Gables Residential Trust                                                                           861,552
       24,200  Glenborough Realty Trust, Inc.                                                                     482,790
       34,300  Gold Banc Corporation, Inc.(c)                                                                     482,258
       31,200  Hilb, Rogal and Hamilton Company(c)                                                              1,000,584
       38,889  Hudson United Bancorp                                                                            1,436,949
       24,300  Irwin Financial Corporation(c)                                                                     763,020
       47,300  Jefferies Group, Inc.(c)                                                                         1,561,846
       24,400  Kilroy Realty Corporation                                                                          799,100
       16,100  LandAmerica Financial Group, Inc.(c)                                                               841,386
       35,400  Lexington Corporate Properties Trust                                                               714,726
       28,700  MAF Bancorp, Inc.                                                                                1,202,530
       30,550  New Century Financial Corporation(c)                                                             1,211,918
       19,000  Philadelphia Consolidated Holding Corporation(b)                                                   927,770
       16,300  Piper Jaffray Companies(b)                                                                         677,591
       25,400  Presidential Life Corporation(c)                                                                   334,264
       21,364  Provident Bankshares Corporation(c)                                                                628,956
       55,320  Republic Bancorp(c)                                                                                746,267
       20,900  Rewards Network, Inc.(b)                                                                           222,794
       24,900  Riggs National Corporation(c)                                                                      411,597
       21,800  RLI Corporation(c)                                                                                 816,628
        8,600  SCPIE Holdings, Inc.                                                                                75,852
       22,400  Seacoast Financial Services Corporation                                                            613,984
       23,600  Selective Insurance Group, Inc.(c)                                                                 763,696
       39,700  Shurgard Storage Centers, Inc.                                                                   1,494,705
       51,200  South Financial Group, Inc.(c)                                                                   1,426,432
       29,600  Southwest Bancorporation of Texas, Inc.(c)                                                       1,149,960
       51,100  Staten Island Bancorp, Inc.(c)                                                                   1,149,750
       38,700  Sterling Bancshares, Inc.(c)                                                                       515,871
       15,500  Stewart Information Services Corporation                                                           628,525
       34,600  Susquehanna Bancshares, Inc.                                                                       865,346
       14,851  SWS Group, Inc.                                                                                    264,348
       64,682  TrustCo Bank Corporation NY(c)                                                                     850,568
       39,000  UCBH Holdings, Inc.(c)                                                                           1,519,830
       40,200  UICI(b,c)                                                                                          533,856
       24,700  Umpqua Holdings Corporation(c)                                                                     513,513
       38,200  United Bankshares, Inc.                                                                          1,191,840
       29,290  Waypoint Financial Corporation                                                                     635,300
       35,100  Whitney Holding Corporation                                                                      1,438,749
       17,100  Wintrust Financial Corporation                                                                     771,210
       16,500  Zenith National Insurance Corporation(c)                                                           537,075
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                52,629,522
=========================================================================================================================

Health Care (12.9%)
-------------------------------------------------------------------------------------------------------------------------
       41,600  Accredo Health, Inc.(b,c)                                                                        1,314,976
       25,500  Advanced Medical Optics, Inc.(b,c)                                                                 501,075
       45,100  Alpharma, Inc.(c)                                                                                  906,510
       27,600  American Healthways, Inc.(c)                                                                       658,812
       28,700  American Medical Systems Holdings, Inc.(b)                                                         625,660
       21,100  Amerigroup Corporation(b,c)                                                                        899,915
       17,400  Amsurg Corporation(b,c)                                                                            659,286
       11,800  Analogic Corporation                                                                               483,800
       24,300  ArQule, Inc.(b,c)                                                                                  118,584
       18,000  ArthroCare Corporation(b,c)                                                                        441,000
       13,500  Biosite Diagnostics, Inc.(b,c)                                                                     390,825
       17,350  Centene Corporation(c)                                                                             485,974
       48,400  Cephalon, Inc.(b,c)                                                                              2,343,044
       30,800  Cerner Corporation(b,c)                                                                          1,165,780
       12,600  CIMA Labs, Inc.(b,c)                                                                               411,012
       25,150  CONMED Corporation(b,c)                                                                            598,570
       27,200  Cooper Companies, Inc.                                                                           1,281,936
       27,700  Cross Country Healthcare, Inc.(b)                                                                  413,284
       17,050  CryoLife, Inc.(b,c)                                                                                 98,549
       11,200  Curative Health Services, Inc.(b,c)                                                                154,560
       12,900  Datascope Corporation(c)                                                                           462,465
       35,200  Dendrite International, Inc.(b,c)                                                                  551,584
       25,000  Diagnostic Products Corporation(c)                                                               1,147,750
       26,088  Enzo Biochem, Inc.(b)                                                                              467,236
       21,100  Haemonetics Corporation(b,c)                                                                       504,079
       17,100  Hologic, Inc.(b,c)                                                                                 296,343
       56,200  Hooper Holmes, Inc.(c)                                                                             347,316
       11,800  ICU Medical, Inc.(b,c)                                                                             404,504
       30,200  IDEXX Laboratories, Inc.(b,c)                                                                    1,397,656
       30,350  Inamed Corporation                                                                               1,458,621
       23,500  Integra Life Sciences Holdings Corporation(b,c)                                                    672,805
       26,900  Invacare Corporation                                                                             1,085,953
       23,800  Medicis Pharmaceutical Corporation(c)                                                            1,696,940
       40,000  Mentor Corporation(c)                                                                              962,400
       27,300  MGI PHARMA, Inc.(b,c)                                                                            1,123,395
       41,400  Mid Atlantic Medical Services, Inc.(b)                                                           2,682,720
       30,500  NDCHealth Corporation                                                                              781,410
       19,500  Noven Pharmaceuticals, Inc.(b)                                                                     296,595
       31,500  Odyssey Healthcare, Inc.                                                                           921,690
       43,500  Orthodontic Centers of America, Inc.(b,c)                                                          350,175
       14,800  Osteotech, Inc.(b)                                                                                 130,240
       33,800  Owens & Minor, Inc.(c)                                                                             740,558
       22,500  PAREXEL International Corporation(b)                                                               365,850
       20,400  Pediatrix Medical Group, Inc.(b)                                                                 1,123,836
       48,500  Pharmaceutical Product Development, Inc.(b)                                                      1,308,045
       22,100  PolyMedica Corporation(c)                                                                          581,451
       15,400  Possis Medical, Inc.(b)                                                                            304,150
       37,532  Priority Healthcare Corporation(b,c)                                                               904,897
       42,250  Province Healthcare Company(b)                                                                     676,000
       48,000  Regeneron Pharmaceuticals, Inc.(b)                                                                 706,080
       14,000  RehabCare Group, Inc.(b,c)                                                                         297,640
       42,250  Renal Care Group, Inc.(b,c)                                                                      1,740,700
       29,400  ResMed, Inc.(b,c)                                                                                1,221,276
       30,500  Respironics, Inc.(b,c)                                                                           1,375,245
       51,600  Savient Pharmaceuticals, Inc.(b)                                                                   237,876
       23,900  Sierra Health Services, Inc.(b)                                                                    656,055
       26,800  Sola International, Inc.(b)                                                                        503,840
       17,500  Sunrise Senior Living, Inc.(b)                                                                     677,950
       15,200  SurModics, Inc.(b,c)                                                                               363,280
       33,100  Sybron Dental Specialties, Inc.(b,c)                                                               930,110
       35,600  TECHNE Corporation(b)                                                                            1,344,968
       26,000  Theragenics Corporation(b,c)                                                                       142,220
       23,800  United Surgical Partners International, Inc.(b)                                                    796,824
       73,000  US Oncology, Inc.(b,c)                                                                             785,480
       26,200  Viasys Healthcare, Inc.(b)                                                                         539,720
       11,400  Vital Signs, Inc.(c)                                                                               372,780
       18,400  Wilson Greatbatch Technologies, Inc.(b)                                                            777,768
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                               51,169,628
=========================================================================================================================

Industrials (19.1%)
-------------------------------------------------------------------------------------------------------------------------
       25,400  A.O. Smith Corporation(c)                                                                          890,270
       13,100  A.T. Cross Company(b)                                                                               87,377
       27,600  AAR Corporation(b)                                                                                 412,620
       42,800  ABM Industries, Inc.(c)                                                                            745,148
       36,300  Acuity Brands, Inc.                                                                                936,540
       23,200  Administaff, Inc.(b,c)                                                                             403,216
       28,900  Albany International Corporation                                                                   979,710
       33,450  Alliant Techsystems, Inc.(b,c)                                                                   1,932,072
        7,700  Angelica Corporation                                                                               169,400
       23,900  Apogee Enterprises, Inc.(c)                                                                        271,265
       16,800  Applied Industrial Technologies, Inc.                                                              400,848
       26,300  Arbitron, Inc.(b)                                                                                1,097,236
       21,500  Arkansas Best Corporation(c)                                                                       674,885
       24,400  Armor Holdings, Inc.(b,c)                                                                          641,964
       33,700  Artesyn Technologies, Inc.(b)                                                                      287,124
       17,200  Astec Industries, Inc.(b)                                                                          211,044
       39,300  Atlantic Coast Airlines Holdings, Inc.(b,c)                                                        389,070
       28,400  Baldor Electric Company(c)                                                                         648,940
       19,800  Barnes Group, Inc.(c)                                                                              639,738
       22,000  Belden, Inc.(c)                                                                                    463,980
       29,600  Bowne & Company, Inc.(c)                                                                           401,376
       20,300  Brady Corporation(c)                                                                               827,225
       19,200  Briggs & Stratton Corporation(c)                                                                 1,294,080
        5,500  Butler Manufacturing Company                                                                       121,000
       22,100  C&D Technologies, Inc.                                                                             423,657
       17,000  CDI Corporation(c)                                                                                 556,750
       31,300  Central Parking Corporation(c)                                                                     467,309
       21,900  CLARCOR, Inc.(c)                                                                                   965,790
       18,400  Coinstar, Inc.(b,c)                                                                                332,304
       11,700  Consolidated Graphics, Inc.(b)                                                                     369,486
        7,200  CPI Corporation(c)                                                                                 145,512
       23,100  Cubic Corporation(c)                                                                               531,300
       14,700  Cuno, Inc.(b,c)                                                                                    661,941
       17,900  Curtiss-Wright Corporation(c)                                                                      805,679
       18,300  Dionex Corporation(b)                                                                              842,166
       23,200  DRS Technologies, Inc.(b)                                                                          644,496
       17,100  EDO Corporation                                                                                    421,515
       17,100  ElkCorp(c)                                                                                         456,570
       13,000  EMCOR Group, Inc.(b,c)                                                                             570,700
       21,250  Engineered Support Systems, Inc.(c)                                                              1,170,025
       18,300  Esterline Technologies Corporation(b)                                                              488,061
       18,700  Forward Air Corporation(b)                                                                         514,250
       30,500  Frontier Airlines, Inc.(b)                                                                         434,930
       18,100  G & K Services, Inc.                                                                               665,175
       14,000  Gardner Denver, Inc.(b)                                                                            334,180
       38,200  GenCorp, Inc.(c)                                                                                   411,414
       25,630  Griffon Corporation(b)                                                                             519,264
       43,324  Heartland Express, Inc.                                                                          1,048,008
       15,800  Heidrick & Struggles International, Inc.(b,c)                                                      344,440
       20,400  Hughes Supply, Inc.                                                                              1,012,248
       28,600  IDEX Corporation(c)                                                                              1,189,474
       14,500  Imagistics International, Inc.(b)                                                                  543,750
       22,900  Insituform Technologies, Inc.(b)                                                                   377,850
       10,200  Insurance Auto Auctions, Inc.(b,c)                                                                 133,110
       14,485  Intermagnetics General Corporation(b,c)                                                            320,988
       14,600  InVision Technologies, Inc.(b,c)                                                                   490,122
       15,400  Ionics, Inc.(b,c)                                                                                  490,490
       39,200  ITT Educational Services, Inc.(b,c)                                                              1,841,224
       37,600  JLG Industries, Inc.(c)                                                                            572,648
       24,300  John H. Harland Company(c)                                                                         663,390
       19,700  Kaman Corporation                                                                                  250,781
       53,800  Kansas City Southern, Inc.(b,c)                                                                    770,416
       24,600  Kaydon Corporation(c)                                                                              635,664
       21,100  Kirby Corporation(b,c)                                                                             735,968
       32,400  Knight Transportation, Inc.(b,c)                                                                   831,060
       36,300  Kroll, Inc.(b)                                                                                     943,800
       35,100  Labor Ready, Inc.(b,c)                                                                             459,810
       25,800  Landstar System, Inc.                                                                              981,432
        8,400  Lawson Products, Inc.                                                                              278,712
       51,136  Lennox International, Inc.(c)                                                                      853,971
       10,350  Lindsay Manufacturing Company(c)                                                                   261,338
       14,300  Lydall, Inc.(b,c)                                                                                  145,717
       24,600  MagneTek, Inc.(b,c)                                                                                162,114
       23,100  Manitowoc Company, Inc.(c)                                                                         720,720
        9,400  MemberWorks, Inc.(b)                                                                               255,398
       18,200  Mercury Computer Systems, Inc.(b)                                                                  453,180
       27,400  Mesa Air Group, Inc.(b,c)                                                                          343,048
       30,300  Milacron, Inc.(c)                                                                                  126,351
       12,600  Mobile Mini, Inc.(b,c)                                                                             248,472
       15,000  Moog, Inc.(b,c)                                                                                    741,000
       29,700  Mueller Industries, Inc.(b,c)                                                                    1,020,492
       22,600  NCO Group, Inc.(b)                                                                                 514,602
       11,500  New England Business Service, Inc.(c)                                                              339,250
       21,900  On Assignment, Inc.(b)                                                                             114,099
       30,300  Oshkosh Truck Corporation(c)                                                                     1,546,209
       15,100  Pre-Paid Legal Services, Inc.(b,c)                                                                 394,412
       53,400  PRG-Schultz International, Inc.(b,c)                                                               261,660
       21,800  Regal-Beloit Corporation(c)                                                                        479,600
       27,800  Reliance Steel & Aluminum Company                                                                  923,238
       12,700  Robbins & Myers, Inc.(c)                                                                           241,173
       31,000  Roper Industries, Inc.                                                                           1,527,060
        8,600  Roto-Rooter, Inc.                                                                                  396,460
       16,300  School Specialty, Inc.(b,c)                                                                        554,363
       50,100  Shaw Group, Inc.(b,c)                                                                              682,362
       21,400  Simpson Manufacturing Company, Inc.(b,c)                                                         1,088,404
       50,200  SkyWest, Inc.(c)                                                                                   909,624
       13,900  SOURCECORP, Inc.(b)                                                                                356,257
       51,800  Spherion Corporation(b)                                                                            507,122
       24,800  Standard Register Company(c)                                                                       417,384
       10,600  Standex International Corporation                                                                  296,800
       24,800  Stewart & Stevenson Services, Inc.                                                                 348,440
       27,900  Teledyne Technologies, Inc.(b)                                                                     525,915
       47,106  Tetra Tech, Inc.(b,c)                                                                            1,171,055
       15,000  Thomas Industries, Inc.(c)                                                                         519,900
       77,300  Timken Company(c)                                                                                1,550,638
       21,200  Toro Company                                                                                       983,680
       33,100  Tredegar Corporation                                                                               514,043
       13,700  Triumph Group, Inc.(b)                                                                             498,680
       29,300  United Stationers, Inc.(b)                                                                       1,198,956
       15,600  Universal Forest Products, Inc.                                                                    502,008
       28,700  URS Corporation(b,c)                                                                               717,787
       23,800  USF Corporation                                                                                    813,722
       20,700  Valmont Industries, Inc.                                                                           479,205
       36,400  Vicor Corporation(b)                                                                               415,324
       13,300  Volt Information Sciences, Inc.(b)                                                                 300,580
       22,500  Wabash National Corporation(b)                                                                     659,250
       24,700  Waste Connections, Inc.(b,c)                                                                       932,919
       22,650  Watsco, Inc.                                                                                       514,834
       28,800  Watson Wyatt & Company Holdings(b)                                                                 695,520
       27,500  Watts Water Technologies, Inc.(c)                                                                  610,500
       10,700  Wolverine Tube, Inc.(b)                                                                             67,410
        9,600  Woodward Governor Company(c)                                                                       545,568
       40,831  Yellow Roadway Corporation(b,c)                                                                  1,476,857
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                               75,498,658
=========================================================================================================================

Information Technology (16.0%)
-------------------------------------------------------------------------------------------------------------------------
       22,000  Actel Corporation(b,c)                                                                             530,200
       94,400  Adaptec, Inc.(b,c)                                                                                 833,552
       28,100  Advanced Energy Industries, Inc.(b,c)                                                              732,005
       57,650  Aeroflex, Inc.(b)                                                                                  673,928
       27,800  Agilysys, Inc.(c)                                                                                  309,970
       30,600  Alliance Semiconductor Corporation(b,c)                                                            217,566
       36,900  American Management Systems, Inc.(b)                                                               556,083
       31,400  Anixter International, Inc.(b,c)                                                                   812,632
       13,200  ANSYS, Inc.(b)                                                                                     524,040
       26,900  ATMI, Inc.(b,c)                                                                                    622,466
       20,000  Audiovox Corporation(b,c)                                                                          256,800
       26,600  Avid Technology, Inc.(b,c)                                                                       1,276,800
       85,800  Axcelis Technologies, Inc.(b,c)                                                                    876,876
       16,850  BARRA, Inc.                                                                                        598,006
       12,800  BEI Technologies, Inc.(c)                                                                          256,000
        9,700  Bel Fuse, Inc.(c)                                                                                  316,511
       23,000  Bell Microproducts, Inc.(b)                                                                        208,380
       35,300  Benchmark Electronics, Inc.                                                                      1,228,793
       15,500  Black Box Corporation(c)                                                                           714,085
       37,500  Brooks Automation, Inc.(b)                                                                         906,375
       10,800  Brooktrout, Inc.(b)                                                                                135,864
       31,700  C-COR.net Corporation(b)                                                                           352,821
       36,150  Cable Design Technologies Corporation(b,c)                                                         324,988
       25,100  CACI International, Inc.(b)                                                                      1,220,362
       28,000  Captaris, Inc.(b)                                                                                  157,360
       19,800  Carreker Corporation(b,c)                                                                          277,398
       11,300  Catapult Communications Corporation(b,c)                                                           163,850
       28,600  Checkpoint Systems, Inc.(b)                                                                        540,826
       55,300  CIBER, Inc.(b,c)                                                                                   478,898
       38,000  Cognex Corporation                                                                               1,073,120
       25,800  Coherent, Inc.(b,c)                                                                                614,040
       18,500  Cohu, Inc.(c)                                                                                      354,275
        9,900  Concerto Software, Inc.(b)                                                                         118,602
       15,600  Concord Communications, Inc.(b,c)                                                                  311,532
       31,100  CTS Corporation(c)                                                                                 357,650
       31,300  Cymer, Inc.(b,c)                                                                                 1,445,747
       17,800  Digi International, Inc.(b,c)                                                                      170,880
       24,800  DSP Group, Inc.(b)                                                                                 617,768
       15,700  DuPont Photomasks, Inc.(b,c)                                                                       378,998
       40,800  eFunds Corporation(b,c)                                                                            707,880
       24,300  Electro Scientific Industries, Inc.(b,c)                                                           578,340
       15,600  EPIQ Systems, Inc.(b,c)                                                                            267,228
       33,700  ESS Technology, Inc.(b,c)                                                                          573,237
       35,300  Exar Corporation(b)                                                                                602,924
       29,300  FactSet Research Systems, Inc.(c)                                                                1,119,553
       28,700  FEI Company(b,c)                                                                                   645,750
       32,600  FileNET Corporation(b,c)                                                                           882,808
       28,500  FLIR Systems, Inc.                                                                               1,040,250
       19,300  Gerber Scientific, Inc.(b)                                                                         153,628
       18,800  Global Imaging Systems, Inc.(b,c)                                                                  596,900
       32,380  Global Payments, Inc.                                                                            1,525,746
       60,600  Harmonic, Inc.(b)                                                                                  439,350
       22,700  Helix Technology Corporation                                                                       467,166
       22,600  Hutchinson Technology, Inc.(b)                                                                     694,724
       34,780  Hyperion Solutions Corporation(b,c)                                                              1,048,269
       21,800  Inter-Tel, Inc.(c)                                                                                 544,564
       13,287  Intrado, Inc.(b)                                                                                   291,650
       17,900  Itron, Inc.(b)                                                                                     328,644
       20,000  J2 Global Communication, Inc.                                                                      495,400
       25,100  JDA Software Group, Inc.(b)                                                                        414,401
       13,400  Keithley Instruments, Inc.(c)                                                                      245,220
       60,600  Kopin Corporation(b)                                                                               406,626
       26,187  Kronos, Inc.                                                                                     1,037,267
       43,400  Kulicke and Soffa Industries, Inc.(b)                                                              624,092
       26,000  Manhattan Associates, Inc.(b)                                                                      718,640
       27,900  Mantech International Corporation(b)                                                               696,105
       13,300  MapInfo Corporation(b)                                                                             134,064
       18,200  MAXIMUS, Inc.(b)                                                                                   712,166
       30,900  Methode Electronics, Inc.                                                                          377,907
       15,700  MICROS Systems, Inc.(b,c)                                                                          680,752
       25,200  Microsemi Corporation(b,c)                                                                         619,416
       48,451  Midway Games, Inc.(b,c)                                                                            187,990
       21,400  MRO Software, Inc.(b)                                                                              288,044
       30,100  Netegrity, Inc.(b)                                                                                 310,331
       20,200  Network Equipment Technologies, Inc.(b)                                                            222,200
       27,500  NYFIX, Inc.(b,c)                                                                                   218,625
       17,250  Park Electrochemical Corporation(c)                                                                456,952
       33,900  Paxar Corporation(b,c)                                                                             454,260
       17,800  PCTEL, Inc.(b)                                                                                     188,858
       21,800  Pegasus Solutions, Inc.(b)                                                                         228,246
       22,600  Pericom Semiconductor Corporation(b)                                                               240,916
       21,000  Phoenix Technologies, Ltd.(b)                                                                      169,680
       14,100  Photon Dynamics, Inc.(b,c)                                                                         567,384
       28,000  Photronics, Inc.(b,c)                                                                              557,760
       57,600  Pinnacle Systems, Inc.(b)                                                                          491,328
       12,500  Planar Systems, Inc.(b,c)                                                                          304,000
       26,100  Power Integrations, Inc.(b)                                                                        873,306
       30,200  Progress Software Corporation(b,c)                                                                 617,892
       14,000  QRS Corporation(b)                                                                                 113,680
       24,000  Radiant Systems, Inc.(b)                                                                           201,840
       15,700  RadiSys Corporation(b)                                                                             264,702
       23,200  Rainbow Technologies, Inc.(b,c)                                                                    261,232
       14,100  Rogers Corporation(b)                                                                              622,092
       24,200  Roxio, Inc.(b,c)                                                                                   115,918
       14,200  Rudolph Technologies, Inc.(b)                                                                      348,468
       13,100  SBS Technologies, Inc.(b)                                                                          192,701
       13,400  SCM Microsystems, Inc.(b,c)                                                                        103,448
       34,000  SERENA Software, Inc.(b,c)                                                                         623,900
      128,900  Skyworks Solutions, Inc.(b)                                                                      1,121,430
       15,000  SPSS, Inc.(b,c)                                                                                    268,200
       14,600  Standard Microsystems Corporation(b,c)                                                             369,380
       12,400  StarTek, Inc.(c)                                                                                   505,796
       11,100  Supertex, Inc.(b,c)                                                                                212,010
       37,950  Symmetricom, Inc.(b,c)                                                                             276,276
       29,300  Systems & Computer Technology Corporation(b)                                                       479,055
       38,200  Take-Two Interactive Software, Inc.(b,c)                                                         1,100,542
       11,700  TALX Corporation(c)                                                                                269,451
       35,000  Technitrol, Inc.(c)                                                                                725,900
       33,125  THQ, Inc.(b)                                                                                       560,144
       18,699  Three-Five Systems, Inc.(b,c)                                                                       97,983
       11,700  Tollgrade Communications, Inc.(b)                                                                  205,101
       28,600  Trimble Navigation, Ltd.(b,c)                                                                    1,065,064
       20,300  Ultratech, Inc.(b,c)                                                                               596,211
       31,000  Varian Semiconductor Equipment Associates, Inc.(b)                                               1,354,390
       25,500  Veeco Instruments, Inc.(b,c)                                                                       719,100
       32,600  Verity, Inc.(b)                                                                                    544,094
       22,800  ViaSat, Inc.(b,c)                                                                                  436,392
       37,000  WebEx Communications, Inc.(b)                                                                      743,700
       19,400  Websense, Inc.(b)                                                                                  567,256
       17,900  X-Rite, Inc.                                                                                       202,628
       10,152  Zilog, Inc.(b,d)                                                                                         0
       24,200  Zix Corporation(b,c)                                                                               210,298
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                    63,072,868
=========================================================================================================================

Materials (4.6%)
-------------------------------------------------------------------------------------------------------------------------
       26,100  A. Schulman, Inc.                                                                                  556,452
       13,900  A.M. Castle & Company(b)                                                                           101,470
       31,500  AptarGroup, Inc.                                                                                 1,228,500
       19,600  Arch Chemicals, Inc.(c)                                                                            502,936
       14,400  Brush Engineered Materials, Inc.(b)                                                                220,464
       32,100  Buckeye Technologies, Inc.(b)                                                                      322,605
       22,300  Cambrex Corporation(c)                                                                             563,298
       24,400  Caraustar Industries, Inc.(b,c)                                                                    336,720
       18,300  Century Aluminum Company(b,c)                                                                      347,883
       13,400  Chesapeake Corporation                                                                             354,832
        8,900  Cleveland-Cliffs, Inc.(b)                                                                          453,455
       24,500  Commercial Metals Company                                                                          744,800
       13,900  Commonwealth Industries, Inc.(c)                                                                   139,556
       10,500  Deltic Timber Corporation                                                                          319,200
       24,950  Florida Rock Industries, Inc.                                                                    1,368,508
       28,300  Georgia Gulf Corporation(c)                                                                        817,304
       24,600  H.B. Fuller Company(c)                                                                             731,604
       13,400  IMCO Recycling, Inc.(b,c)                                                                          132,526
       26,200  MacDermid, Inc.                                                                                    897,088
       65,400  Massey Energy Company(c)                                                                         1,360,320
       12,500  Material Sciences Corporation(c)                                                                   126,375
       26,185  Myers Industries, Inc.(c)                                                                          317,362
       24,700  OM Group, Inc.(b,c)                                                                                646,893
       34,800  OMNOVA Solutions, Inc.(b)                                                                          167,040
        7,600  Penford Corporation                                                                                104,348
       79,600  PolyOne Corporation                                                                                508,644
       13,600  Pope & Talbot, Inc.(c)                                                                             239,496
        8,400  Quaker Chemical Corporation(c)                                                                     258,300
       13,900  Quanex Corporation                                                                                 640,790
       30,200  Rock-Tenn Company(c)                                                                               521,252
       18,100  RTI International Metals, Inc.(b,c)                                                                305,347
       21,600  Ryerson Tull, Inc.(c)                                                                              247,320
       13,000  Schweitzer-Mauduit International, Inc.                                                             387,140
       41,700  Steel Dynamics, Inc.(b,c)                                                                          979,533
        8,500  Steel Technologies, Inc.                                                                           150,365
       18,300  Texas Industries, Inc.(c)                                                                          677,100
       27,700  Wellman, Inc.                                                                                      282,817
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                 18,059,643
=========================================================================================================================

Utilities (3.7%)
-------------------------------------------------------------------------------------------------------------------------
       13,250  American States Water Company                                                                      331,250
       43,900  Atmos Energy Corporation                                                                         1,066,770
       41,900  Avista Corporation(c)                                                                              759,228
        9,800  Cascade Natural Gas Corporation(c)                                                                 206,682
       10,400  Central Vermont Public Service Corporation                                                         244,400
       13,700  CH Energy Group, Inc.(c)                                                                           642,530
       41,100  Cleco Corporation(c)                                                                               738,978
       41,900  El Paso Electric Company(b,c)                                                                      559,365
       31,400  Energen Corporation                                                                              1,288,342
        4,500  Green Mountain Power Corporation                                                                   106,200
       16,600  Laclede Group, Inc.(c)                                                                             473,930
       23,900  New Jersey Resources Corporation(c)                                                                920,389
       22,600  Northwest Natural Gas Company                                                                      694,950
       14,100  NUI Corporation(c)                                                                                 227,292
       29,300  Piedmont Natural Gas Company, Inc.                                                               1,273,378
       63,248  Southern Union Company(b)                                                                        1,163,763
       29,700  Southwest Gas Corporation(c)                                                                       666,765
       30,900  Southwestern Energy Company(b,c)                                                                   738,510
       37,000  UGI Corporation                                                                                  1,254,300
       12,600  UIL Holdings Corporation(c)                                                                        568,260
       29,200  UniSource Energy Corporation                                                                       720,072
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                 14,645,354
=========================================================================================================================

-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $322,791,989)                                                         384,749,058
=========================================================================================================================

   Principal
      Amount   Long-Term Fixed Income(e)                                Interest Rate     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
      $2,167   Timco Aviation Services, Inc., Payment-in-Kind
               Bond(f)                                                          8.000%         1/2/2007              $108
-------------------------------------------------------------------------------------------------------------------------
               Total Long-Term Fixed Income (cost $0)                                                                 108
=========================================================================================================================

    Shares or
    Principal
       Amount  Short-Term Investments (2.6%)                            Interest Rate(g)  Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
   $1,000,000  Amsterdam Funding Corporation(h)                                 1.111%         1/5/2004          $999,877
      830,000  Aspen Funding Corporation(h)                                     0.980          1/2/2004           829,977
    8,479,744  LB Series Fund Money Market Portfolio(h)                         0.729               N/A         8,479,744
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                10,309,598
=========================================================================================================================

    Shares or
    Principal
       Amount  Collateral Held for Securities Loaned                   Interest Rate(g)   Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
  102,013,541  State Street Navigator Securities Lending Prime
               Portfolio                                                        1.060%              N/A      $102,013,541
       $2,053  U.S. Treasury Note                                               3.625         3/31/2004             2,086
       13,005  U.S. Treasury Note                                               1.625         1/31/2005            13,146
        1,300  U.S. Treasury Note                                               9.375         2/15/2006             1,549
          342  U.S. Treasury Note                                               6.500        10/15/2006               386
       29,336  U.S. Treasury Note                                               3.375         1/15/2007            37,650
        2,259  U.S. Treasury Note                                              13.250         5/15/2014             3,400
      264,541  U.S. Treasury Note                                               4.875         2/15/2012           285,237
        3,833  U.S. Treasury Note                                               9.000        11/15/2018             5,573
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities Loaned                                                   $102,362,568
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $435,464,155)                                                         $497,421,332
=========================================================================================================================

(a) The categories of investments are shown as apercentage of total investments, excluding collateral
    held for securitiesd loaned.

(b) Non-income producing security.

(c) All or a portion of the security is on loan as
    discussed in item 2(K) of the Notes to Financial
    Statements.

(d) Security is fair valued as discussed in the notes to
    the financial statements.

(e) The value of the denoted categories of investments
    represents less than 0.1% of the total investments of
    the Small Cap Index Portfolio.

(f) Non-income producing and trading flat (without
    interest).

(g) The interest rate shown reflects the coupon rate,
    yield or, for securities purchased at a discount, the
    discount rate at the date of purchase.

(h) At December 31, 2003, $546,000 in cash was pledged as
    the initial margin deposit and $10,309,598 of
    Short-Term Investments were earmarked as collateral
    to cover open financial futures contracts as follows:

                                                                       Notional
               Number of        Expiration                Market      Principal    Unrealized
Type           Contracts           Date        Position    Value        Amount        Gain
----------------------------------------------------------------------------------------------
Russell 2000     38             March 2004        Long  $10,586,800  $10,528,728     $58,072

The accompanying notes to the financial statements
are an integral part of this schedule.

Small Cap Value Portfolio
Schedule of Investments as of December 31, 2003(a)
-------------------------------------------------------------------------------------------------------------------------
       Shares  Common Stock (94.1%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary (18.1%)
-------------------------------------------------------------------------------------------------------------------------
        2,900  ADVO, Inc.                                                                                         $92,104
        2,500  Aeropostale, Inc.(b)                                                                                68,550
        2,800  Applebee's International, Inc.(c)                                                                  109,956
        3,700  Boyd Gaming Corporation                                                                             59,718
        4,300  Cooper Tire & Rubber Company                                                                        91,934
        2,900  Cost Plus, Inc.(b)                                                                                 118,900
        3,587  Deckers Outdoor Corporation(b)                                                                      73,534
        1,900  Entercom Communications Corporation(b)                                                             100,624
        2,400  Ethan Allen Interiors, Inc.                                                                        100,512
        6,000  Gymboree Corporation(b)                                                                            103,380
        6,000  Hasbro, Inc.(c)                                                                                    127,680
        5,300  Hearst-Argyle Television, Inc.                                                                     146,068
        4,700  Insight Enterprises, Inc.(b)                                                                        88,360
       12,900  Interface, Inc.(b)                                                                                  71,337
        3,600  International Speedway Corporation                                                                 160,776
        1,100  KB Home(c)                                                                                          79,772
        1,600  Lear Corporation                                                                                    98,128
        2,500  Lee Enterprises, Inc.                                                                              109,125
        2,850  MarineMax, Inc.(b)                                                                                  55,376
        1,300  Michaels Stores, Inc.(c)                                                                            57,460
        7,300  Quiksilver, Inc.                                                                                   129,429
        7,400  Radio One, Inc.(b)                                                                                 144,670
        4,000  Red Robin Gourmet Burgers, Inc.(b)                                                                 121,760
        2,500  Regis Corporation                                                                                   98,800
        5,400  Ross Stores, Inc.                                                                                  142,722
        3,900  Ruby Tuesday, Inc.(c)                                                                              111,111
        1,000  Ryland Group, Inc.                                                                                  88,640
        3,500  SCP Pool Corporation                                                                               114,380
        8,500  Stein Mart, Inc.(b)                                                                                 70,040
        2,100  Thor Industries, Inc.(c)                                                                           118,062
        2,300  Toll Brothers, Inc.(b,c)                                                                            91,448
       10,400  Toys 'R' Us, Inc.(b,c)                                                                             131,456
        5,300  West Marine, Inc.(b,c)                                                                             147,393
        2,100  Winnebago Industries, Inc.(c)                                                                      144,375
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                     3,567,580
=========================================================================================================================

Consumer Staples (2.2%)
-------------------------------------------------------------------------------------------------------------------------
       12,400  Casey's General Stores, Inc.                                                                       218,984
        3,100  Church & Dwight Company, Inc.                                                                      122,760
        2,500  WD-40 Company                                                                                       88,400
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                             430,144
=========================================================================================================================

Energy (6.5%)
-------------------------------------------------------------------------------------------------------------------------
        6,700  Chesapeake Energy Corporation(c)                                                                    90,986
        4,500  Cimarex Energy Company(b)                                                                          120,105
        8,300  Energy Partners, Ltd.(b)                                                                           115,370
       10,800  Key Energy Services, Inc.(b)                                                                       111,348
        7,000  Maverick Tube Corporation(b)                                                                       134,750
        3,000  Newfield Exploration Company(b)                                                                    133,620
        3,700  Patterson-UTI Energy, Inc.(b)                                                                      121,804
        2,800  Precision Drilling Corporation(b)                                                                  122,304
        4,200  Premcor, Inc.(b)                                                                                   109,200
        5,600  Pride International, Inc.(b,c)                                                                     104,384
        3,800  Tom Brown, Inc.(b)                                                                                 122,550
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                     1,286,421
=========================================================================================================================

Financials (16.7%)
-------------------------------------------------------------------------------------------------------------------------
        2,400  Affiliated Managers Group, Inc.(b)                                                                 167,016
        1,000  Alexandria Real Estate Equities, Inc.                                                               57,900
        1,800  AMB Property Corporation                                                                            59,184
        4,450  Argonaut Group, Inc.                                                                                69,153
        4,700  Bank of the Ozarks, Inc.                                                                           105,797
        2,857  BOK Financial Corporation(b)                                                                       110,623
       10,800  Cardinal Financial Corporation(b,c)                                                                 89,424
        4,600  Corus Bankshares, Inc.                                                                             145,176
        1,400  Developers Diversified Realty Corporation                                                           46,998
        1,800  Downey Financial Corporation                                                                        88,740
        1,900  Eastgroup Properties, Inc.                                                                          61,522
        2,575  Fidelity National Financial, Inc.                                                                   99,858
        2,500  First Midwest Bancorp, Inc.                                                                         81,025
        3,600  Greater Bay Bancorp(c)                                                                             102,528
        5,700  HCC Insurance Holdings, Inc.(c)                                                                    181,260
        4,700  HRPT Properties Trust                                                                               47,423
        1,700  IBERIABANK Corporation                                                                             100,300
        3,000  IPC Holdings, Ltd.                                                                                 116,820
        2,400  MAF Bancorp, Inc.                                                                                  100,560
        3,200  Mercantile Bank Corporation                                                                        116,800
        1,200  Mills Corporation                                                                                   52,800
        3,800  Nara Bancorp, Inc.(c)                                                                              103,740
        2,130  Penns Woods Bancorp, Inc.                                                                           99,471
        4,100  Platinum Underwriters Holdings, Ltd.                                                               123,000
        2,300  Protective Life Corporation                                                                         77,832
        4,700  Providian Financial Corporation(b)                                                                  54,708
        3,100  Reinsurance Group of America                                                                       119,815
        2,500  Russell 2000 Index Fund I Shares                                                                   277,000
        1,500  S&P SmallCap 600 Index Fund I Shares                                                               201,030
        1,200  SL Green Realty Corporation                                                                         49,260
        2,600  United Bankshares, Inc.                                                                             81,120
        2,200  Wintrust Financial Corporation                                                                      99,220
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                 3,287,103
=========================================================================================================================

Health Care (8.5%)
-------------------------------------------------------------------------------------------------------------------------
        2,900  Advanced Medical Optics, Inc.(b)                                                                    56,985
        5,700  Apria Healthcare Group, Inc.(b,c)                                                                  162,279
        3,400  Community Health Systems, Inc.(b)                                                                   90,372
        4,500  CONMED Corporation(b)                                                                              107,100
        3,100  Cooper Companies, Inc.                                                                             146,103
        6,700  Cytyc Corporation(b)                                                                                92,192
       14,200  Encore Medical Corporation(b)                                                                      115,730
        3,400  LifePoint Hospitals, Inc.(b,c)                                                                     100,130
        1,000  Medicis Pharmaceutical Corporation                                                                  71,300
        3,400  Omnicare, Inc.(c)                                                                                  137,326
        5,800  Perrigo Company                                                                                     91,176
        2,600  Renal Care Group, Inc.(b)                                                                          107,120
       11,800  Savient Pharmaceuticals, Inc.(b)                                                                    54,398
        4,200  Sybron Dental Specialties, Inc.(b)                                                                 118,020
        6,600  United Surgical Partners International, Inc.(b)                                                    220,968
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                                1,671,199
=========================================================================================================================

Industrials (19.8%)
-------------------------------------------------------------------------------------------------------------------------
        2,600  A.O. Smith Corporation                                                                              91,130
        8,200  Allied Waste Industries, Inc.(b)                                                                   113,816
        3,000  Arkansas Best Corporation                                                                           94,170
       12,000  Artesyn Technologies, Inc.(b)                                                                      102,240
        1,300  Briggs & Stratton Corporation                                                                       87,620
        7,700  Circor International, Inc.                                                                         185,570
        5,900  Consolidated Graphics, Inc.(b)                                                                     186,322
        1,700  Donaldson Company, Inc.                                                                            100,572
        5,400  EDO Corporation                                                                                    133,110
        2,200  Fastenal Company(c)                                                                                109,868
        6,900  Federal Signal Corporation                                                                         120,888
        2,000  Genlyte Group, Inc.(b)                                                                             116,760
        9,200  Griffon Corporation(b,c)                                                                           186,392
       18,000  Hall, Kinion & Associates, Inc.(b)                                                                  90,900
        4,600  HON INDUSTRIES, Inc.(c)                                                                            199,272
        5,100  IDEX Corporation                                                                                   212,109
        2,300  Jacobs Engineering Group, Inc.(b)                                                                  110,423
       11,400  Jacuzzi Brands, Inc.(b)                                                                             80,826
       10,400  KForce, Inc.(b)                                                                                     97,136
        4,100  Manitowoc Company, Inc.                                                                            127,920
        4,900  Mesa Air Group, Inc.(b,c)                                                                           61,348
        5,300  MSC Industrial Direct Company, Inc.                                                                145,750
        2,600  Mueller Industries, Inc.(b)                                                                         89,336
        1,200  Oshkosh Truck Corporation                                                                           61,236
        2,300  Precision Castparts Corporation                                                                    104,443
        3,800  Regal-Beloit Corporation                                                                            83,600
        5,100  Robbins & Myers, Inc.                                                                               96,849
        1,600  Roper Industries, Inc.                                                                              78,816
        5,000  SkyWest, Inc.                                                                                       90,600
        5,100  Thomas Industries, Inc.                                                                            176,766
        2,500  Waste Connections, Inc.(b)                                                                          94,425
        5,800  Watson Wyatt & Company Holdings(b)                                                                 140,070
        6,050  Werner Enterprises, Inc.(c)                                                                        117,914
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                                3,888,197
=========================================================================================================================

Information Technology (12.7%)
-------------------------------------------------------------------------------------------------------------------------
        4,100  Acxiom Corporation(b,c)                                                                             76,137
       25,800  ADC Telecommunications, Inc.(b,c)                                                                   76,626
        2,400  Advanced Fibre Communications, Inc.(b)                                                              48,360
        4,700  Autodesk, Inc.(c)                                                                                  115,526
        4,800  Axcelis Technologies, Inc.(b)                                                                       49,056
        2,100  Brooks Automation, Inc.(b)                                                                          50,757
       11,400  CIBER, Inc.(b)                                                                                      98,724
        3,000  Cypress Semiconductor Corporation(b)                                                                64,080
        7,300  Digi International, Inc.(b)                                                                         70,080
        1,700  Fair Isaac Corporation                                                                              83,572
       12,200  Ingram Micro, Inc.(b)                                                                              193,980
        3,800  Integrated Device Technology, Inc.(b,c)                                                             65,246
        1,600  International Rectifier Corporation(b)                                                              79,056
        5,800  Ixia(b)                                                                                             67,860
        1,900  JDA Software Group, Inc.(b)                                                                         31,369
        5,300  Littelfuse, Inc.(b)                                                                                152,746
       26,700  Management Network Group, Inc.(b)                                                                   88,110
        5,600  Methode Electronics, Inc.                                                                           68,488
        6,400  MoldFlow Corporation(b)                                                                             72,640
        1,300  Novellus Systems, Inc.(b)                                                                           54,665
       20,500  Parametric Technology Corporation(b)                                                                80,770
        1,600  Photronics, Inc.(b)                                                                                 31,872
        2,100  Plantronics, Inc.(b)                                                                                68,565
        6,000  Plexus Corporation(b)                                                                              103,020
        2,100  SPSS, Inc.(b)                                                                                       37,548
        5,600  Tech Data Corporation(b)                                                                           222,264
       15,100  Three-Five Systems, Inc.(b)                                                                         79,124
        3,300  Tollgrade Communications, Inc.(b)                                                                   57,849
        3,800  VeriSign, Inc.(b,c)                                                                                 61,940
        6,300  Vishay Intertechnology, Inc.(b,c)                                                                  144,270
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                     2,494,300
=========================================================================================================================

Materials (6.7%)
-------------------------------------------------------------------------------------------------------------------------
        1,400  Florida Rock Industries, Inc.                                                                       76,790
        4,700  Lafarge North America, Inc.                                                                        190,444
        5,100  MacDermid, Inc.                                                                                    174,624
        5,000  NOVA Chemicals Corporation                                                                         134,750
        2,600  Peabody Energy Corporation                                                                         108,446
        1,800  Quanex Corporation                                                                                  82,980
        5,100  RPM International, Inc.                                                                             83,946
        3,400  Schweitzer-Mauduit International, Inc.                                                             101,252
        3,100  Silgan Holdings, Inc.(b)                                                                           132,029
        4,300  Steel Dynamics, Inc.(b)                                                                            101,007
       10,100  Wausau-Mosinee Paper Corporation                                                                   136,552
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                  1,322,820
=========================================================================================================================

Utilities (2.9%)
-------------------------------------------------------------------------------------------------------------------------
        3,800  Atmos Energy Corporation                                                                            92,340
        1,900  CH Energy Group, Inc.(c)                                                                            89,110
        2,400  Energen Corporation                                                                                 98,472
        3,700  Northwest Natural Gas Company                                                                      113,775
        2,200  Piedmont Natural Gas Company, Inc.                                                                  95,612
        2,900  UniSource Energy Corporation                                                                        71,514
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                    560,823
=========================================================================================================================
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $16,143,523)                                                           18,508,587
=========================================================================================================================

    Principal
       Amount  Short-Term Investments (5.9%)                        Interest Rate(e)  Maturity Date                 Value
-------------------------------------------------------------------------------------------------------------------------
   $1,160,000  Federal National Mortgage Association                        0.800%         1/2/2004            $1,159,974
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                 1,159,974
=========================================================================================================================

       Shares  Collateral Held for Securities Loaned                Interest Rate(e)  Maturity Date                 Value
-------------------------------------------------------------------------------------------------------------------------
    2,707,178  State Street Navigator Securities Lending Prime
               Portfolio                                                    1.060%              N/A            $2,707,178
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities Loaned                                                      2,707,178
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $20,010,675)                                                           $22,375,739
=========================================================================================================================

(a) The categories of investments are shown as apercentage of total investments, excluding collateral
    held for securities loaned.

(b) Non-income producing security.

(c) All or a portion of the security is on loan as
    discussed in item 2(K) of the Notes to Financial
    Statements.

(d) The interest rate shown reflects the discount rate at
    the date of purchase.

(e) The interest rate shown reflects the yield.

The accompanying notes to the financial statements
are an integral part of this schedule.

Mid Cap Stock Portfolio
Schedule of Investments as of December 31, 2003(a)
-------------------------------------------------------------------------------------------------------------------------
       Shares  Common Stock (95.4%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------
Communications Services (0.4%)
-------------------------------------------------------------------------------------------------------------------------
        5,800  CenturyTel, Inc.                                                                                  $189,196
       22,700  Sprint Corporation (PCS Group)(b)                                                                  127,574
-------------------------------------------------------------------------------------------------------------------------
               Total Communications Services                                                                      316,770
=========================================================================================================================

Consumer Discretionary (18.0%)
-------------------------------------------------------------------------------------------------------------------------
        5,200  Abercrombie & Fitch Company(b)                                                                     128,492
        6,400  ADVO, Inc.                                                                                         203,264
        4,100  Aeropostale, Inc.(b)                                                                               112,422
        7,400  American Axle & Manufacturing Holdings, Inc.(b)                                                    299,108
        5,800  AnnTaylor Stores Corporation(b)                                                                    226,200
       16,800  Applebee's International, Inc.(c)                                                                  659,736
        5,800  AutoZone, Inc.(b,c)                                                                                494,218
        5,900  Belo Corporation                                                                                   167,206
        9,500  Boyd Gaming Corporation                                                                            153,330
        9,000  Brinker International, Inc.(b)                                                                     298,440
        7,100  Coach, Inc.                                                                                        268,025
       12,000  D.R. Horton, Inc.(c)                                                                               519,120
        9,800  Dollar Tree Stores, Inc.(b)                                                                        294,588
        5,700  E.W. Scripps Company(c)                                                                            536,598
       10,800  Entercom Communications Corporation(b)                                                             571,968
        6,000  Family Dollar Stores, Inc.                                                                         215,280
        5,300  GTECH Holdings Corporation                                                                         262,297
       16,900  Hearst-Argyle Television, Inc.                                                                     465,764
       13,100  Hilton Hotels Corporation(c)                                                                       224,403
        9,400  International Game Technology                                                                      335,580
        6,300  International Speedway Corporation                                                                 281,358
        5,500  Jones Apparel Group, Inc.                                                                          193,765
        6,900  Lamar Advertising Company(b,c)                                                                     257,508
        2,300  Leapfrog Enterprises, Inc.(b,c)                                                                     61,019
        2,400  Lear Corporation                                                                                   147,192
        5,800  Lennar Corporation(c)                                                                              556,800
        8,400  Linens 'n Things, Inc.(b)                                                                          252,672
       15,900  Mattel, Inc.                                                                                       306,393
        9,400  Men's Wearhouse, Inc.(b)                                                                           235,094
       10,000  Michaels Stores, Inc.(c)                                                                           442,000
        3,900  Mohawk Industries, Inc.(b,c)                                                                       275,106
          870  NVR, Inc.(b)                                                                                       405,420
        5,300  Outback Steakhouse, Inc.                                                                           234,313
        5,200  PETsMART, Inc.                                                                                     123,760
        3,600  Pixar, Inc.(b)                                                                                     249,444
        1,500  Polaris Industries, Inc.(c)                                                                        132,870
        9,000  Quiksilver, Inc.                                                                                   159,570
       24,100  Radio One, Inc.(b)                                                                                 465,130
        7,100  Reebok International, Ltd.                                                                         279,172
        3,600  Regis Corporation                                                                                  142,272
       18,600  Ross Stores, Inc.                                                                                  491,598
        8,200  Ruby Tuesday, Inc.(c)                                                                              233,618
       11,000  Staples, Inc.(b)                                                                                   300,300
        3,700  Tractor Supply Company                                                                             143,893
          450  Washington Post Company                                                                            356,130
        4,200  Williams-Sonoma, Inc.(b)                                                                           146,034
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                    13,308,470
=========================================================================================================================

Consumer Staples (3.4%)
-------------------------------------------------------------------------------------------------------------------------
        6,700  Constellation Brands, Inc.(b,c)                                                                    220,631
       20,500  Dean Foods Company                                                                                 673,835
       27,400  Del Monte Foods Company(b)                                                                         284,960
        3,700  Hershey Foods Corporation                                                                          284,863
       24,900  Hormel Foods Corporation                                                                           642,669
        1,600  R.J. Reynolds Tobacco Holdings, Inc.(c)                                                             93,040
       24,400  Tyson Foods, Inc.                                                                                  323,056
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                           2,523,054
=========================================================================================================================

Energy (6.4%)
-------------------------------------------------------------------------------------------------------------------------
        3,800  BJ Services Company(b)                                                                             136,420
       17,300  Chesapeake Energy Corporation(c)                                                                   234,934
        3,300  Cooper Cameron Corporation(b,c)                                                                    153,780
       13,500  ENSCO International, Inc.                                                                          366,795
        8,100  EOG Resources, Inc.                                                                                373,977
        5,700  Forest Oil Corporation(b,c)                                                                        162,849
       11,700  Maverick Tube Corporation(b)                                                                       225,225
        2,600  Murphy Oil Corporation(c)                                                                          169,806
        5,200  Nabors Industries, Ltd.(b)                                                                         215,800
        4,500  Newfield Exploration Company(b)                                                                    200,430
        5,200  Noble Corporation(b)                                                                               186,056
        7,900  Patterson-UTI Energy, Inc.(b)                                                                      260,068
        9,400  Pioneer Natural Resources Company(b)                                                               300,142
       13,100  Pride International, Inc.(b,c)                                                                     244,184
       10,000  Smith International, Inc.(b)                                                                       415,200
        7,100  Valero Energy Corporation                                                                          329,014
        6,400  Weatherford International, Ltd.(b)                                                                 230,400
       18,000  XTO Energy, Inc.                                                                                   509,400
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                     4,714,480
=========================================================================================================================

Financials (17.2%)
-------------------------------------------------------------------------------------------------------------------------
        3,100  Affiliated Managers Group, Inc.(b)                                                                 215,729
        3,700  Ambac Financial Group, Inc.                                                                        256,743
       17,400  American Financial Realty Trust(c)                                                                 296,670
       26,600  Ameritrade Holding Corporation(b)                                                                  374,262
       18,800  Banknorth Group, Inc.(c)                                                                           611,564
       18,000  CIT Group, Inc.                                                                                    647,100
       10,000  City National Corporation(c)                                                                       621,200
        9,200  Compass Bancshares, Inc.(c)                                                                        361,652
       10,167  Countrywide Financial Corporation                                                                  771,140
       14,350  Doral Financial Corporation                                                                        463,218
        7,900  Equity Office Properties Trust                                                                     226,335
        5,700  Everest Re Group, Ltd.                                                                             482,220
        8,557  Fidelity National Financial, Inc.(c)                                                               331,840
       16,000  General Growth Properties, Inc.                                                                    444,000
        8,900  Greater Bay Bancorp(c)                                                                             253,472
       13,000  GreenPoint Financial Corporation                                                                   459,160
        6,900  HCC Insurance Holdings, Inc.(c)                                                                    219,420
       11,100  Lincoln National Corporation(c)                                                                    448,107
        6,900  M&T Bank Corporation                                                                               678,270
          860  Markel Corporation(b)                                                                              218,019
        6,300  National Commerce Financial Corporation(c)                                                         171,864
       16,000  North Fork Bancorporation, Inc.                                                                    647,520
        9,900  ProLogis Trust                                                                                     317,691
       17,800  Protective Life Corporation                                                                        602,352
       17,300  Providian Financial Corporation(b)                                                                 201,372
        3,950  Public Storage, Inc.                                                                               171,390
       13,100  Radian Group, Inc.                                                                                 638,625
       14,000  SEI Investments Company                                                                            426,580
       13,500  TCF Financial Corporation                                                                          693,225
       13,900  Willis Group Holdings, Ltd.(c)                                                                     473,573
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                12,724,313
=========================================================================================================================

Health Care (13.4%)
-------------------------------------------------------------------------------------------------------------------------
        6,700  Anthem, Inc.(b,c)                                                                                  502,500
        5,100  Barr Pharmaceuticals, Inc.(c)                                                                      392,445
        3,600  Beckman Coulter, Inc.(c)                                                                           182,988
       11,200  Caremark Rx, Inc.(b)                                                                               283,696
        6,600  Charles River Laboratories International, Inc.(b,c)                                                226,578
        5,900  Coventry Health Care, Inc.(b)                                                                      380,491
       12,227  Cytyc Corporation(b)                                                                               168,244
       14,700  Dade Behring Holdings, Inc.(b)                                                                     525,378
        4,000  Genzyme Corporation(b)                                                                             197,360
        6,900  Gilead Sciences, Inc.(b,c)                                                                         401,166
        5,800  Henry Schein, Inc.(b,c)                                                                            391,964
        3,900  Invitrogen Corporation(b,c)                                                                        273,000
       19,650  IVAX Corporation(b,c)                                                                              469,242
        3,400  Martek Biosciences Corporation(b,c)                                                                220,898
       14,900  Medco Health Solutions, Inc.(b)                                                                    506,451
       13,700  Millennium Pharmaceuticals, Inc.(b)                                                                255,779
       19,825  Mylan Laboratories, Inc.(c)                                                                        500,780
        2,700  PacifiCare Health Systems, Inc.(b)                                                                 182,520
        6,100  Patterson Dental Company(b)                                                                        391,376
        9,000  Quest Diagnostics, Inc.(b,c)                                                                       657,990
       15,000  Sicor, Inc.(b,c)                                                                                   408,000
       13,300  STERIS Corporation(b,c)                                                                            300,580
        2,800  Teva Pharmaceutical Industries, Ltd.                                                               158,788
       14,800  Triad Hospitals, Inc.(b,c)                                                                         492,396
       12,900  Universal Health Services, Inc.                                                                    692,988
        5,000  Varian Medical Systems, Inc.(b)                                                                    345,500
        5,700  Zimmer Holdings, Inc.(b)                                                                           401,280
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                                9,910,378
=========================================================================================================================

Industrials (11.2%)
-------------------------------------------------------------------------------------------------------------------------
        4,050  Alliant Techsystems, Inc.(b)                                                                       233,928
       10,700  Allied Waste Industries, Inc.(b)                                                                   148,516
        5,500  American Power Conversion Corporation(c)                                                           134,475
        3,700  American Standard Companies, Inc.(b)                                                               372,590
        7,900  C.H. Robinson Worldwide, Inc.                                                                      299,489
        2,000  Carlisle Companies, Inc.                                                                           121,720
        4,200  ChoicePoint, Inc.(b,c)                                                                             159,978
        6,700  Cintas Corporation(c)                                                                              335,871
        2,300  Dover Corporation                                                                                   91,425
        1,600  Eaton Corporation                                                                                  172,768
        9,500  Fastenal Company(c)                                                                                474,430
       11,900  Federal Signal Corporation                                                                         208,488
        5,500  IDEX Corporation                                                                                   228,745
        2,300  Ingersoll-Rand Company                                                                             156,124
        6,700  Jacobs Engineering Group, Inc.(b)                                                                  321,667
        7,800  L-3 Communications Holdings, Inc.(b,c)                                                             400,608
        9,700  Manpower, Inc.                                                                                     456,676
        1,700  Navistar International Corporation(b,c)                                                             81,413
        9,800  Nordson Corporation                                                                                338,394
       16,300  Norfolk Southern Corporation                                                                       385,495
        5,500  Precision Castparts Corporation                                                                    249,755
       32,800  Republic Services, Inc.(c)                                                                         840,664
        7,900  Rockwell Collins, Inc.                                                                             237,237
        6,400  Roper Industries, Inc.                                                                             315,264
        6,000  Ryanair Holdings plc(b,c)                                                                          303,840
       38,100  ServiceMaster Company(c)                                                                           443,865
       10,500  SPX Corporation(b,c)                                                                               617,505
        4,400  Swift Transportation Company, Inc.(b,c)                                                             92,488
        2,900  Yellow Roadway Corporation(b,c)                                                                    104,893
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                                8,328,311
=========================================================================================================================

Information Technology (17.1%)
-------------------------------------------------------------------------------------------------------------------------
        2,700  Adobe Systems, Inc.(c)                                                                             106,110
        4,600  ADTRAN, Inc.                                                                                       142,600
        5,100  Advanced Fibre Communications, Inc.(b)                                                             102,765
       13,100  Affiliated Computer Services, Inc.(b,c)                                                            713,426
        5,100  Agilent Technologies, Inc.(b,c)                                                                    149,124
        8,500  Analog Devices, Inc.                                                                               388,025
       10,600  Apple Computer, Inc.(b)                                                                            226,522
       10,500  Autodesk, Inc.(c)                                                                                  258,090
       25,700  BEA Systems, Inc.(b)                                                                               316,110
        7,200  BMC Software, Inc.(b)                                                                              134,280
        3,000  Cabot Microelectronics Corporation(b,c)                                                            147,000
        6,500  Cadence Design Systems, Inc.(b,c)                                                                  116,870
        7,500  CDW Corporation(c)                                                                                 433,200
       17,700  Ceridian Corporation(b,c)                                                                          370,638
       11,400  Check Point Software Technologies, Ltd.(b)                                                         191,748
        6,400  CheckFree Corporation(b,c)                                                                         176,960
        7,000  Cognos, Inc.(b,c)                                                                                  214,340
        8,500  Computer Associates International, Inc.(c)                                                         232,390
        2,700  Computer Sciences Corporation(b)                                                                   119,421
       10,200  DST Systems, Inc.(b,c)                                                                             425,952
        3,200  Electronic Arts, Inc.(c)                                                                           152,896
       13,800  Fiserv, Inc.(b)                                                                                    545,238
        6,000  Harris Corporation(c)                                                                              227,700
        9,400  Hewitt Associates, Inc.(b)                                                                         281,060
        3,500  InterDigital Communications Corporation(b)                                                          72,240
        4,600  International Rectifier Corporation(b)                                                             227,286
        7,700  Intersil Corporation(c)                                                                            191,345
       11,875  Interwoven, Inc.(b,c)                                                                              150,100
       14,500  Lam Research Corporation(b)                                                                        468,350
        3,100  Lexmark International, Inc.(b)                                                                     243,784
       17,700  LSI Logic Corporation(b)                                                                           156,999
        8,300  Macrovision Corporation(b,c)                                                                       187,497
       19,050  Microchip Technology, Inc.                                                                         635,508
        3,400  Novellus Systems, Inc.(b,c)                                                                        142,970
       19,700  PerkinElmer, Inc.                                                                                  336,279
        4,100  Plantronics, Inc.(b)                                                                               133,865
       13,400  Powerwave Technologies, Inc.(b,c)                                                                  102,510
        4,800  QLogic Corporation(b,c)                                                                            247,680
        3,400  Red Hat, Inc.(b,c)                                                                                  63,818
        2,400  SanDisk Corporation(b)                                                                             146,736
       16,200  Siebel Systems, Inc.(b,c)                                                                          224,694
       14,100  Storage Technology Corporation(b,c)                                                                363,075
       11,900  SunGard Data Systems, Inc.(b)                                                                      329,749
        4,700  Symantec Corporation(c)                                                                            162,855
       32,100  Symbol Technologies, Inc.                                                                          542,169
        4,600  Synopsys, Inc.                                                                                     155,296
        6,900  UTStarcom, Inc.(b)                                                                                 255,783
        7,300  VeriSign, Inc.(b)                                                                                  118,990
       10,300  Vishay Intertechnology, Inc.(b,c)                                                                  235,870
       24,800  Wind River Systems, Inc.(b,c)                                                                      217,248
        4,400  Xilinx, Inc.(b)                                                                                    170,456
        3,700  Zebra Technologies Corporation                                                                     245,569
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                    12,701,186
=========================================================================================================================

Materials (4.2%)
-------------------------------------------------------------------------------------------------------------------------
       34,300  Domtar, Inc.                                                                                       428,407
       17,800  FMC Corporation(b)                                                                                 607,514
       13,800  Lafarge North America, Inc.                                                                        559,176
       20,500  Millennium Chemicals, Inc.(c)                                                                      259,940
       15,000  Packaging Corporation of America(c)                                                                327,900
        9,100  Pactiv Corporation(b,c)                                                                            217,490
       30,400  Sappi, Ltd.                                                                                        415,568
       12,400  Steel Dynamics, Inc.(b)                                                                            291,276
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                  3,107,271
=========================================================================================================================

Utilities (4.1%)
-------------------------------------------------------------------------------------------------------------------------
       12,400  AGL Resources, Inc.(c)                                                                             360,840
       21,800  National Fuel Gas Company                                                                          532,792
        8,600  PPL Corporation                                                                                    376,250
       23,400  Puget Energy, Inc.                                                                                 556,218
       23,000  Vectren Corporation                                                                                566,950
       19,300  Wisconsin Energy Corporation(c)                                                                    645,585
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                  3,038,635
=========================================================================================================================
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $62,519,742)                                                           70,672,868
=========================================================================================================================

       Shares  Short-Term Investments (4.6%)                             Interest Rate(d) Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
   $3,438,418  LB Series Fund Money Market Portfolio                             0.729%             N/A        $3,438,418
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                 3,438,418
=========================================================================================================================
    Shares or
    Principal
       Amount  Collateral Held for Securities Loaned                     Interest Rate(d) Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
   18,627,940  State Street Navigator Securities Lending Prime
               Portfolio                                                         1.060%             N/A       $18,627,940
         $372  U.S. Treasury Note                                                3.625        3/31/2004               378
        2,354  U.S. Treasury Note                                                1.625        1/31/2005             2,380
          235  U.S. Treasury Note                                                9.375        2/15/2006               280
           62  U.S. Treasury Note                                                6.500       10/15/2006                70
        5,310  U.S. Treasury Note                                                3.375        1/15/2007             6,815
       47,884  U.S. Treasury Note                                                4.875        2/15/2012            51,629
          409  U.S. Treasury Note                                               13.250        5/15/2014               615
          694  U.S. Treasury Note                                                9.000       11/15/2018             1,009
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities Loaned                                                     18,691,116
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $84,649,276)                                                           $92,802,402
=========================================================================================================================

(a) The categories of investments are shown as apercentage of total investments, excluding collateral
    held for securities loaned.

(b) Non-income producing security.

(c) All or a portion of the security is on loan as
    discussed in item 2(K) of the Notes to Financial
    Statements.

(d) The interest rate shown reflects the coupon rate or
    yield.

The accompanying notes to the financial statements
are an integral part of this schedule.

Mid Cap Index Portfolio
Schedule of Investments as of December 31, 2003(a)
-------------------------------------------------------------------------------------------------------------------------
       Shares  Common Stock (95.2%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------
Communications Services (0.5%)
-------------------------------------------------------------------------------------------------------------------------
       18,210  Cincinnati Bell, Inc.(b)                                                                           $91,960
        4,000  Price Communications Corporation(b)                                                                 54,920
        4,220  Telephone and Data Systems, Inc.                                                                   263,961
-------------------------------------------------------------------------------------------------------------------------
               Total Communications Services                                                                      410,841
=========================================================================================================================

Consumer Cyclical (0.3%)
-------------------------------------------------------------------------------------------------------------------------
       22,530  Park Place Entertainment Corporation(b)                                                            244,000
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Cyclical                                                                            244,000
=========================================================================================================================

Consumer Discretionary (15.5%)
-------------------------------------------------------------------------------------------------------------------------
        5,433  99 CENTS Only Stores(b,c)                                                                          147,941
        7,080  Abercrombie & Fitch Company(b)                                                                     174,947
        5,310  American Eagle Outfitters, Inc.(b)                                                                  87,084
        4,200  Applebee's International, Inc.(c)                                                                  164,934
        5,030  ArvinMeritor, Inc.                                                                                 121,324
        1,380  Bandag, Inc.(c)                                                                                     56,856
        4,970  Barnes & Noble, Inc.(b,c)                                                                          163,264
        8,510  Belo Corporation                                                                                   241,173
        3,330  Blyth, Inc.                                                                                        107,293
        2,510  Bob Evans Farms, Inc.                                                                               81,475
        5,800  Borders Group, Inc.(b)                                                                             127,136
        2,030  BorgWarner, Inc.(c)                                                                                172,692
        4,800  Boyd Gaming Corporation                                                                             77,472
        7,270  Brinker International, Inc.(b)                                                                     241,073
        5,560  Callaway Golf Company(c)                                                                            93,686
        7,800  CarMax, Inc.(b)                                                                                    241,254
        3,890  Catalina Marketing Corporation(b,c)                                                                 78,422
        3,700  CBRL Group, Inc.                                                                                   141,562
        3,900  Cheesecake Factory, Inc.(b)                                                                        171,717
        6,500  Chico's FAS, Inc.(b,c)                                                                             240,175
        7,120  Claire's Stores, Inc.                                                                              134,141
       13,800  Coach, Inc.                                                                                        520,950
       11,700  D.R. Horton, Inc.                                                                                  506,142
        8,660  Dollar Tree Stores, Inc.(b)                                                                        260,320
        4,120  Emmis Communications Corporation(b)                                                                111,446
        3,900  Entercom Communications Corporation(b)                                                             206,544
        7,200  Extended Stay America, Inc.(c)                                                                     104,256
        4,240  Furniture Brands International, Inc.(c)                                                            124,359
        5,760  Gentex Corporation                                                                                 254,362
        4,420  GTECH Holdings Corporation                                                                         218,746
        6,500  Harte-Hanks, Inc.(c)                                                                               141,375
        2,300  Hovnanian Enterprises, Inc.(b)                                                                     200,238
        4,070  International Speedway Corporation                                                                 181,766
        4,400  Krispy Kreme Doughnuts, Inc.(b,c)                                                                  161,040
        5,070  Lear Corporation                                                                                   310,943
        3,390  Lee Enterprises, Inc.                                                                              147,974
        5,960  Lennar Corporation(c)                                                                              572,160
        4,570  Mandalay Resort Group(c)                                                                           204,370
        1,700  Media General, Inc.(c)                                                                             110,670
        5,000  Michaels Stores, Inc.(c)                                                                           221,000
        2,560  Modine Manufacturing Company                                                                        69,069
        4,870  Mohawk Industries, Inc.(b,c)                                                                       343,530
        3,620  Neiman Marcus Group, Inc.(b,c)                                                                     194,285
        4,100  O'Reilly Automotive, Inc.(b,c)                                                                     157,276
        5,680  Outback Steakhouse, Inc.                                                                           251,113
        5,000  Payless ShoeSource, Inc.(c)                                                                         67,000
       10,600  PETsMART, Inc.                                                                                     252,280
        6,600  Pier 1 Imports, Inc.                                                                               144,276
        7,310  Reader's Digest Association, Inc.(c)                                                               107,165
        6,000  Rent-A-Center, Inc.                                                                                179,280
       11,460  Ross Stores, Inc.                                                                                  302,888
        4,800  Ruby Tuesday, Inc.(c)                                                                              136,752
       10,150  Saks, Inc.(b)                                                                                      152,656
        3,010  Scholastic Corporation(b,c)                                                                        102,460
        6,900  Six Flags, Inc.(b,c)                                                                                51,888
        2,030  Superior Industries International, Inc.(c)                                                          88,346
        2,700  Timberland Company(b)                                                                              140,589
        5,500  Toll Brothers, Inc.(b,c)                                                                           218,680
        3,880  Unifi, Inc.(b,c)                                                                                    25,026
          720  Washington Post Company                                                                            569,808
        7,370  Westwood One, Inc.(b)                                                                              252,128
        8,780  Williams-Sonoma, Inc.(b)                                                                           305,281
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                    11,736,058
=========================================================================================================================

Consumer Staples (4.4%)
-------------------------------------------------------------------------------------------------------------------------
        5,240  BJ's Wholesale Club, Inc.(b)                                                                       120,310
        3,040  Church & Dwight Company, Inc.                                                                      120,384
        7,900  Constellation Brands, Inc.(b)                                                                      260,147
       11,665  Dean Foods Company                                                                                 383,429
        7,140  Dial Corporation                                                                                   203,276
        6,350  Energizer Holdings, Inc.(b,c)                                                                      238,506
       10,330  Hormel Foods Corporation                                                                           266,617
        3,250  Interstate Bakeries Corporation                                                                     46,248
        3,776  J.M. Smucker Company                                                                               171,015
        2,740  Lancaster Colony Corporation(c)                                                                    123,738
        2,800  Longs Drug Stores Corporation(c)                                                                    69,272
       10,710  PepsiAmericas, Inc.                                                                                183,355
        3,410  Ruddick Corporation(c)                                                                              61,039
        3,430  Sensient Technologies Corporation                                                                   67,811
        8,200  Smithfield Foods, Inc.(b)                                                                          169,740
        3,749  Toostie Roll Industries, Inc.(c)                                                                   134,964
       26,140  Tyson Foods, Inc.                                                                                  346,094
        1,940  Universal Corporation                                                                               85,690
        4,500  Whole Foods Market, Inc.(b,c)                                                                      302,085
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                           3,353,720
=========================================================================================================================

Energy (6.1%)
-------------------------------------------------------------------------------------------------------------------------
        3,980  Cooper Cameron Corporation(b)                                                                      185,468
       11,130  ENSCO International, Inc.                                                                          302,402
        4,900  FMC Technologies, Inc.(b)                                                                          114,170
        4,000  Forest Oil Corporation(b)                                                                          114,280
        9,060  Grant Prideco, Inc.(b)                                                                             117,961
        5,420  Hanover Compressor Company(b)                                                                       60,433
        3,740  Helmerich & Payne, Inc.(c)                                                                         104,458
        6,900  Murphy Oil Corporation                                                                             450,639
        6,310  National-Oilwell, Inc.(b)                                                                          141,092
        4,300  Noble Energy, Inc.                                                                                 191,049
        2,600  Overseas Shipholding Group, Inc.(c)                                                                 88,530
        6,100  Patterson-UTI Energy, Inc.(b)                                                                      200,812
        8,900  Pioneer Natural Resources Company(b)                                                               284,177
        4,800  Pogo Producing Company                                                                             231,840
       10,220  Pride International, Inc.(b)                                                                       190,501
        7,400  Smith International, Inc.(b)                                                                       307,248
        4,500  Tidewater, Inc.                                                                                    134,460
        8,940  Valero Energy Corporation                                                                          414,280
        7,240  Varco International, Inc.(b)                                                                       149,361
        9,670  Weatherford International, Ltd.(b)                                                                 348,120
        2,500  Western Gas Resources, Inc.(c)                                                                     118,125
       13,766  XTO Energy, Inc.                                                                                   389,578
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                     4,638,984
=========================================================================================================================

Financials (19.3%)
-------------------------------------------------------------------------------------------------------------------------
        5,820  A.G. Edwards, Inc.                                                                                 210,859
        3,870  Allmerica Financial Corporation(b,c)                                                               119,080
        6,000  AMB Property Corporation                                                                           197,280
        5,390  American Financial Group, Inc.(c)                                                                  142,619
       11,690  AmeriCredit Corporation(b)                                                                         186,222
        3,000  AmerUs Group Company                                                                               104,910
        6,800  Arthur J. Gallagher & Company(c)                                                                   220,932
        5,529  Associated Banc-Corp(c)                                                                            235,812
        5,880  Astoria Financial Corporation                                                                      218,736
        4,100  Bank of Hawaii Corporation                                                                         173,020
       11,980  Banknorth Group, Inc.                                                                              389,709
        5,200  Brown & Brown, Inc.(c)                                                                             169,572
        3,620  City National Corporation                                                                          224,874
        9,200  Colonial BancGroup, Inc.                                                                           159,344
        5,700  Commerce Bancorp, Inc.                                                                             300,276
        9,170  Compass Bancshares, Inc.                                                                           360,473
        3,900  Cullen/Frost Bankers, Inc.                                                                         158,223
       27,260  E*TRADE Group, Inc.(b)                                                                             344,839
        5,200  Eaton Vance Corporation                                                                            190,528
        4,210  Everest Re Group, Ltd.                                                                             356,166
       11,100  Fidelity National Financial, Inc.                                                                  430,458
        5,800  First American Corporation                                                                         172,666
        6,280  FirstMerit Corporation                                                                             169,372
        3,620  GATX Corporation(c)                                                                                101,288
        3,860  Greater Bay Bancorp(c)                                                                             109,933
        9,935  GreenPoint Financial Corporation                                                                   350,904
        4,700  HCC Insurance Holdings, Inc.(c)                                                                    149,460
       11,500  Hibernia Corporation                                                                               270,365
        3,900  Highwoods Properties, Inc.                                                                          99,060
        3,160  Horace Mann Educators Corporation                                                                   44,145
        4,700  Hospitality Properties Trust                                                                       194,016
        4,000  Independence Community Bank Corporation(c)                                                         143,880
        4,200  IndyMac Bancorp, Inc.                                                                              125,118
        3,420  Investment Technology Group, Inc.(b)                                                                55,233
        4,940  Investors Financial Services Corporation(c)                                                        189,745
        4,430  LaBranche & Company, Inc.(c)                                                                        51,698
        4,950  Legg Mason, Inc.                                                                                   382,041
        5,290  Leucadia National Corporation(c)                                                                   243,869
        5,900  Liberty Property Trust                                                                             229,510
        9,020  M&T Bank Corporation                                                                               886,666
        4,400  Mack-Cali Realty Corporation                                                                       183,128
        5,920  Mercantile Bankshares Corporation                                                                  269,834
        3,440  MONY Group, Inc.(b,c)                                                                              107,638
       15,220  National Commerce Financial Corporation(c)                                                         415,202
        7,300  New Plan Excel Realty Trust, Inc.                                                                  180,091
       14,309  New York Community Bancorp, Inc.                                                                   544,457
        4,530  Ohio Casualty Corporation(b,c)                                                                      78,641
       13,560  Old Republic International Corporation(c)                                                          343,882
        7,080  PMI Group, Inc.(c)                                                                                 263,588
        5,170  Protective Life Corporation                                                                        174,953
        3,630  Provident Financial Group, Inc.(c)                                                                 115,978
        7,020  Radian Group, Inc.                                                                                 342,225
        3,700  Raymond James Financial, Inc.                                                                      139,490
        7,870  SEI Investments Company                                                                            239,799
        2,530  Silicon Valley Bancshares(b,c)                                                                      91,257
       21,880  Sovereign Bancorp, Inc.(c)                                                                         519,650
        2,200  StanCorp Financial Group, Inc.                                                                     138,336
        5,210  TCF Financial Corporation                                                                          267,534
        9,400  United Dominion Realty Trust, Inc.                                                                 180,480
        5,100  Unitrin, Inc.(c)                                                                                   211,191
        6,300  W.R. Berkley Corporation                                                                           220,185
        6,140  Waddell & Reed Financial, Inc.                                                                     144,044
        5,200  Washington Federal, Inc.                                                                           147,680
        3,430  Webster Financial Corporation                                                                      157,300
        2,520  Westamerica Bancorporation                                                                         125,244
        4,980  Wilmington Trust Corporation(c)                                                                    179,280
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                14,643,988
=========================================================================================================================

Health Care (11.8%)
-------------------------------------------------------------------------------------------------------------------------
        6,800  AdvancePCS, Inc.(b)                                                                                358,088
        6,830  Apogent Technologies, Inc.(b,c)                                                                    157,363
        3,870  Apria Healthcare Group, Inc.(b)                                                                    110,179
        5,065  Barr Pharmaceuticals, Inc.                                                                         389,752
        4,630  Beckman Coulter, Inc.                                                                              235,343
        3,500  Charles River Laboratories International, Inc.(b)                                                  120,155
        7,400  Community Health Systems, Inc.(b)                                                                  196,692
        4,610  Covance, Inc.(b)                                                                                   123,548
        4,400  Coventry Health Care, Inc.(b)                                                                      283,756
        8,100  Cytyc Corporation(b)                                                                               111,456
        5,940  Dentsply International, Inc.                                                                       268,310
        4,420  Edwards Lifesciences Corporation(b,c)                                                              132,954
        7,140  First Health Group Corporation(b)                                                                  138,944
       15,160  Gilead Sciences, Inc.(b)                                                                           881,402
        8,480  Health Net, Inc.(b)                                                                                277,296
        3,300  Henry Schein, Inc.(b)                                                                              223,014
        4,650  Hillenbrand Industries, Inc.(c)                                                                    288,579
       14,737  IVAX Corporation(b)                                                                                351,920
        2,800  LifePoint Hospitals, Inc.(b,c)                                                                      82,460
        7,420  Lincare Holdings, Inc.(b,c)                                                                        222,823
       22,447  Millennium Pharmaceuticals, Inc.(b)                                                                419,085
       20,147  Mylan Laboratories, Inc.                                                                           508,913
        7,620  Omnicare, Inc.(c)                                                                                  307,772
        5,960  Oxford Health Plans, Inc.(b,c)                                                                     259,260
        3,200  PacifiCare Health Systems, Inc.(b)                                                                 216,320
        5,000  Patterson Dental Company(b)                                                                        320,800
        5,150  Perrigo Company                                                                                     80,958
        2,600  Pharmaceutical Resources, Inc.(b)                                                                  169,390
        7,060  Protein Design Labs, Inc.(b)                                                                       126,374
        6,250  Sepracor, Inc.(b,c)                                                                                149,562
        8,800  Sicor, Inc.(b)                                                                                     239,360
        5,100  STERIS Corporation(b)                                                                              115,260
        5,700  Triad Hospitals, Inc.(b)                                                                           189,639
        4,400  Universal Health Services, Inc.                                                                    236,368
        6,210  Valeant Pharmaceuticals International(c)                                                           156,182
        5,000  Varian Medical Systems, Inc.(b)                                                                    345,500
        5,720  Vertex Pharmaceuticals, Inc.(b,c)                                                                   58,516
        3,540  VISX, Inc.(b)                                                                                       81,951
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                                8,935,244
=========================================================================================================================

Industrials (11.5%)
-------------------------------------------------------------------------------------------------------------------------
        5,630  AGCO Corporation(b)                                                                                113,388
        1,940  Alaska Air Group, Inc.(b,c)                                                                         52,943
        3,060  Alexander & Baldwin, Inc.                                                                          103,091
        6,360  ALLETE, Inc.                                                                                       194,616
        2,490  AMETEK, Inc.                                                                                       120,167
        1,820  Banta Corporation                                                                                   73,710
        3,960  Brink's Company(c)                                                                                  89,536
        6,350  C.H. Robinson Worldwide, Inc.                                                                      240,728
        7,500  Career Education Corporation                                                                       300,525
        2,370  Carlisle Companies, Inc.                                                                           144,238
        6,486  ChoicePoint, Inc.(b)                                                                               247,052
        3,630  CNF, Inc.                                                                                          123,057
        6,700  Copart, Inc.(b)                                                                                    110,550
        3,300  Corinthian Colleges, Inc.(b)                                                                       183,348
        5,320  DeVry, Inc.(b,c)                                                                                   133,692
        3,300  Donaldson Company, Inc.(c)                                                                         195,228
        5,420  Dun & Bradstreet Corporation(b,c)                                                                  274,848
        3,670  Dycom Industries, Inc.(b)                                                                           98,429
        5,400  Education Management Corporation                                                                   167,616
        3,510  EGL, Inc.(b)                                                                                        61,636
        7,920  Expeditors International of Washington, Inc.                                                       298,267
        5,580  Fastenal Company(c)                                                                                278,665
        3,500  Federal Signal Corporation                                                                          61,320
        4,130  Flowserve Corporation(b)                                                                            86,234
        3,500  Graco, Inc.                                                                                        140,350
        3,060  Granite Construction, Inc.                                                                          71,879
        2,950  Harsco Corporation                                                                                 129,269
        5,490  Herman Miller, Inc.                                                                                133,242
        4,330  HON INDUSTRIES, Inc.                                                                               187,576
        4,530  Hubbell, Inc.                                                                                      199,773
        6,020  J.B. Hunt Transport Services, Inc.                                                                 162,600
        4,160  Jacobs Engineering Group, Inc.(b)                                                                  199,722
        7,650  JetBlue Airways Corporation(c)                                                                     202,878
        2,520  Kelly Services, Inc.(c)                                                                             71,921
        2,670  Kennametal, Inc.                                                                                   106,132
        2,740  Korn/Ferry International(b,c)                                                                       36,552
        7,300  L-3 Communications Holdings, Inc.(b,c)                                                             374,928
        5,870  Manpower, Inc.                                                                                     276,360
        2,590  Nordson Corporation                                                                                 89,433
        3,730  Pentair, Inc.                                                                                      170,461
        4,640  Precision Castparts Corporation                                                                    210,702
        8,610  Quanta Services, Inc.(b,c)                                                                          62,853
       11,800  Republic Services, Inc.(c)                                                                         302,434
        3,355  Rollins, Inc.(c)                                                                                    75,655
          700  Sequa Corporation(b,c)                                                                              34,300
        4,520  Sotheby's Holdings, Inc.(b)                                                                         61,743
        5,760  SPX Corporation(b)                                                                                 338,746
        3,200  Stericycle, Inc.(b)                                                                                149,440
        6,260  Swift Transportation Company, Inc.(b,c)                                                            131,585
        3,230  Sylvan Learning Systems, Inc.(b)                                                                    92,992
        1,470  Tecumseh Products Company(c)                                                                        71,192
        3,040  Teleflex, Inc.                                                                                     146,923
        3,530  Trinity Industries, Inc.(c)                                                                        108,865
        5,720  United Rentals, Inc.(b,c)                                                                          110,167
        3,980  Valassis Communications, Inc.(b,c)                                                                 116,813
        6,620  Viad Corporation                                                                                   165,500
        5,900  Werner Enterprises, Inc.                                                                           114,991
        3,040  York International Corporation                                                                     111,872
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                                8,712,733
=========================================================================================================================

Information Technology (15.5%)
-------------------------------------------------------------------------------------------------------------------------
       27,800  3Com Corporation(b)                                                                                227,126
        6,450  Activision, Inc.                                                                                   117,390
        6,290  Acxiom Corporation(b,c)                                                                            116,805
        5,780  ADTRAN, Inc.                                                                                       179,180
        6,310  Advanced Fibre Communications, Inc.(b)                                                             127,146
        2,300  Advent Software, Inc.(b)                                                                            40,089
        9,640  Affiliated Computer Services, Inc.(b)                                                              524,994
        7,570  Arrow Electronics, Inc.(b)                                                                         175,170
        4,395  Ascential Software Corporation(b,c)                                                                113,962
       35,120  Atmel Corporation(b)                                                                               211,071
        8,920  Avnet, Inc.(b)                                                                                     193,207
        3,480  Avocent Corporation(b)                                                                             127,090
        8,800  BISYS Group, Inc.(b)                                                                               130,944
        1,910  Cabot Microelectronics Corporation(b,c)                                                             93,590
       19,580  Cadence Design Systems, Inc.(b)                                                                    352,048
        6,270  CDW Corporation(c)                                                                                 362,155
       11,100  Ceridian Corporation(b)                                                                            232,434
        4,800  Certegy, Inc.(c)                                                                                   157,440
        5,980  CheckFree Corporation(b,c)                                                                         165,347
        4,350  CommScope, Inc.(b)                                                                                  71,036
        4,670  Credence Systems Corporation(b)                                                                     61,457
        5,500  Cree, Inc.(b,c)                                                                                     97,295
        3,870  CSG Systems International, Inc.(b)                                                                  48,336
        8,960  Cypress Semiconductor Corporation(b)                                                               191,386
        5,330  Diebold, Inc.                                                                                      287,127
        6,310  DST Systems, Inc.(b)                                                                               263,506
        3,500  Fair Isaac Corporation                                                                             172,060
        8,800  Fairchild Semiconductor International, Inc.(b)                                                     219,736
        9,600  Gartner Group, Inc.(b,c)                                                                           108,576
        4,900  Harris Corporation                                                                                 185,955
        2,710  Imation Corporation                                                                                 95,256
        5,300  Integrated Circuit Systems, Inc.(b)                                                                150,997
        7,740  Integrated Device Technology, Inc.(b)                                                              132,896
        4,850  International Rectifier Corporation(b)                                                             239,638
        3,800  Internet Security Systems, Inc.(b)                                                                  71,554
       10,400  Intersil Corporation                                                                               258,440
        6,560  Jack Henry & Associates, Inc.                                                                      135,005
        4,710  Keane, Inc.(b,c)                                                                                    68,954
        6,380  KEMET Corporation(b)                                                                                87,342
        9,700  Lam Research Corporation(b)                                                                        313,310
        8,350  Lattice Semiconductor Corporation(b,c)                                                              80,828
        3,900  LTX Corporation(b)                                                                                  58,617
        4,670  Macromedia, Inc.(b)                                                                                 83,313
        3,740  Macrovision Corporation(b)                                                                          84,487
        8,600  McDATA Corporation(b,c)                                                                             81,958
        5,070  Mentor Graphics Corporation(b)                                                                      73,718
        6,850  Micrel, Inc.(b)                                                                                    106,723
       15,460  Microchip Technology, Inc.                                                                         515,746
        7,760  MPS Group, Inc.(b)                                                                                  72,556
        3,950  National Instruments Corporation(c)                                                                179,606
       12,020  Network Associates, Inc.(b)                                                                        180,781
        2,890  Newport Corporation(b,c)                                                                            47,772
        3,340  Plantronics, Inc.(b)                                                                               109,051
        3,160  Plexus Corporation(b)                                                                               54,257
        7,420  Polycom, Inc.(b)                                                                                   144,838
        4,660  Powerwave Technologies, Inc.(b,c)                                                                   35,649
       13,220  Quantum Corporation(b)                                                                              41,246
        4,020  Retek, Inc.(b)                                                                                      37,306
        4,980  Reynolds & Reynolds Company                                                                        144,669
       13,840  RF Micro Devices, Inc.(b,c)                                                                        139,092
        4,400  RSA Security, Inc.(b)                                                                               62,480
        5,900  SanDisk Corporation(b)                                                                             360,726
        5,590  Semtech Corporation(b,c)                                                                           127,061
        3,700  Silicon Laboratories, Inc.(b,c)                                                                    159,914
        8,210  Storage Technology Corporation(b)                                                                  211,408
        7,180  Sybase, Inc.(b,c)                                                                                  147,764
       11,680  Synopsys, Inc.                                                                                     394,317
        4,280  Tech Data Corporation(b)                                                                           169,873
        6,080  Titan Corporation(b)                                                                               132,605
        2,720  Transaction Systems Architects, Inc.(b,c)                                                           61,554
        9,952  TriQuint Semiconductor, Inc.(b,c)                                                                   70,361
        2,600  Varian, Inc.(b)                                                                                    108,498
       12,020  Vishay Intertechnology, Inc.(b,c)                                                                  275,258
        6,250  Wind River Systems, Inc.(b,c)                                                                       54,750
        3,600  Zebra Technologies Corporation                                                                     238,932
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                    11,754,764
=========================================================================================================================

Materials (4.2%)
-------------------------------------------------------------------------------------------------------------------------
        5,390  Airgas, Inc.                                                                                       115,777
        3,010  Albemarle Corporation(c)                                                                            90,210
        3,900  Arch Coal, Inc.                                                                                    121,563
        4,140  Bowater, Inc.                                                                                      191,723
        4,690  Cabot Corporation                                                                                  149,330
        1,600  Carpenter Technology Corporation                                                                    47,312
        8,300  Crompton Corporation(c)                                                                             59,511
        2,960  Cytec Industries, Inc.(b)                                                                          113,634
        3,000  Ferro Corporation(c)                                                                                81,630
        2,700  FMC Corporation(b)                                                                                  92,151
        3,180  Glatfelter Company                                                                                  39,591
        8,520  IMC Global, Inc.(c)                                                                                 84,604
        3,760  Longview Fibre Company(c)                                                                           46,436
        3,860  Lubrizol Corporation                                                                               125,527
       13,140  Lyondell Chemical Company                                                                          222,723
        3,720  Martin Marietta Materials, Inc.(c)                                                                 174,728
        1,580  Minerals Technologies, Inc.(c)                                                                      93,615
        4,300  Olin Corporation(c)                                                                                 86,258
        7,800  Packaging Corporation of America                                                                   170,508
        4,100  Peabody Energy Corporation                                                                         171,011
        2,100  Potlatch Corporation(c)                                                                             73,017
        4,173  Rayonier, Inc. REIT                                                                                173,216
        8,600  RPM International, Inc.                                                                            141,556
        2,400  Scotts Company(b,c)                                                                                141,984
        7,180  Sonoco Products Company(c)                                                                         176,772
        3,680  Valspar Corporation                                                                                181,866
        3,750  Wausau-Mosinee Paper Corporation                                                                    50,700
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                  3,216,953
=========================================================================================================================

Utilities (6.1%)
-------------------------------------------------------------------------------------------------------------------------
        4,680  AGL Resources, Inc.                                                                                136,188
        8,100  Alliant Energy Corporation(c)                                                                      201,690
       14,480  Aquila, Inc.(b)                                                                                     49,087
        2,500  Black Hills Corporation                                                                             74,575
        9,430  DPL, Inc.                                                                                          196,898
        5,600  Duquesne Light Holdings, Inc.(c)                                                                   102,704
       10,950  Energy East Corporation                                                                            245,280
        4,700  Equitable Resources, Inc.                                                                          201,724
        5,250  Great Plains Energy, Inc.(c)                                                                       167,055
        2,790  Hawaiian Electric Industries, Inc.(c)                                                              132,162
        2,930  IDACORP, Inc.(c)                                                                                    87,666
        8,450  MDU Resources Group, Inc.(c)                                                                       201,194
        6,000  National Fuel Gas Company                                                                          146,640
        9,970  Northeast Utilities Service Company                                                                201,095
        3,870  NSTAR                                                                                              187,695
        6,390  OGE Energy Corporation                                                                             154,574
        7,000  ONEOK, Inc.                                                                                        154,560
       12,743  Pepco Holdings, Inc.(c)                                                                            248,998
        6,850  Philadelphia Suburban Corporation                                                                  151,385
        2,950  PNM Resources, Inc.                                                                                 82,895
        6,960  Puget Energy, Inc.                                                                                 165,439
        6,110  Questar Corporation                                                                                214,766
        8,330  SCANA Corporation(c)                                                                               285,302
        8,700  Sierra Pacific Resources(b,c)                                                                       63,858
        5,690  Vectren Corporation                                                                                140,258
        5,320  Westar Energy, Inc.                                                                                107,730
        3,610  WGL Holdings, Inc.                                                                                 100,322
        8,770  Wisconsin Energy Corporation                                                                       293,356
        2,800  WPS Resources Corporation                                                                          129,444
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                  4,624,540
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $59,133,181)                                                           72,271,825
=========================================================================================================================

    Shares or
    Principal
       Amount  Short-Term Investments (4.8%)                            Interest Rate(d)  Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
     $583,000  Federal Home Loan Mortgage Corporation(e)                        1.031%        1/27/2004          $582,566
    3,030,288  LB Series Fund Money Market Portfolio(e)                         0.729               N/A         3,030,288
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                 3,612,854
=========================================================================================================================

       Shares  Collateral Held for Securities Loaned                    Interest Rate(d)  Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
   15,366,700  State Street Navigator Securities Lending Prime
               Portfolio                                                       1.060%               N/A       $15,366,700
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities Loaned                                                     15,366,700
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $78,112,735)                                                           $91,251,379
=========================================================================================================================

(a) The categories of investments are shown as apercentage of total investments, excluding collateral
    held for securities loaned.

(b) Non-income producing security.

(c) All or a portion of the security is on loan as
    discussed in item 2(K) of the Notes to Financial
    Statements.

(d) The interest rate shown reflects the yield or, for
    securities purchased at a discount, the discount rate
    at the date of purchase.

(e) At December 31, 2003, $179,200 in cash was pledged as
    the initial margin deposit and $3,612,854 of
    Short-Term Investments were earmarked as collateral
    to cover open financial futures contracts as follows:

                                                                                  Notional
                        Number of        Expiration                   Market      Principal    Unrealized
Type                    Contracts           Date        Position      Value        Amount         Gain
---------------------------------------------------------------------------------------------------------
S&P 400 Mini Futures       66            March 2004       Long     $3,801,830    $3,748,409      $53,421

The accompanying notes to the financial statements
are an integral part of this schedule.

International Portfolio
Schedule of Investments as of December 31, 2003(a)
-------------------------------------------------------------------------------------------------------------------------
   Shares      Common Stock (94.8%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------
Australia (1.4%)
-------------------------------------------------------------------------------------------------------------------------
      167,577  BHP Billiton, Ltd.(b)                                                                           $1,525,365
-------------------------------------------------------------------------------------------------------------------------
               Total Australia                                                                                  1,525,365
=========================================================================================================================

Brazil (1.5%)
-------------------------------------------------------------------------------------------------------------------------
       12,186  Banco Itau Holding Financeira SA ADR(c)                                                            594,311
       37,103  Petroleo Brasileiro ADR                                                                          1,084,892
-------------------------------------------------------------------------------------------------------------------------
               Total Brazil                                                                                     1,679,203
=========================================================================================================================

France (11.8%)
-------------------------------------------------------------------------------------------------------------------------
       35,335  Accor SA(b)                                                                                      1,601,619
       29,935  Bouygues SA(b)                                                                                   1,048,945
       27,067  Carrefour SA(b)                                                                                  1,490,102
       54,246  France Telecom SA(b)                                                                             1,549,788
       12,907  L'Oreal SA(b)                                                                                    1,060,155
       12,382  Lafarge SA(b)                                                                                    1,107,113
       16,849  Pinault-Printemps-Redoute SA(b)                                                                  1,633,250
       13,949  Total SA(b)                                                                                      2,588,062
       20,883  Valeo SA(b)                                                                                        836,914
-------------------------------------------------------------------------------------------------------------------------
               Total France                                                                                    12,915,948
=========================================================================================================================

Germany (9.1%)
-------------------------------------------------------------------------------------------------------------------------
       10,385  Adidas-Salomon AG                                                                                1,182,853
       18,842  Allianz AG(b)                                                                                    2,392,021
       24,245  Bayerische Motoren Werke AG                                                                      1,123,870
        8,190  Deutsche Boerse AG(b)                                                                              448,249
       33,384  Siemens AG(b)                                                                                    2,663,675
       38,358  Volkswagen AG(b)                                                                                 2,140,287
-------------------------------------------------------------------------------------------------------------------------
               Total Germany                                                                                    9,950,955
=========================================================================================================================

Hong Kong (2.9%)
-------------------------------------------------------------------------------------------------------------------------
      141,000  Hutchison Whampoa, Ltd.(b)                                                                       1,040,470
      132,000  Sun Hung Kai Properties, Ltd.(b)                                                                 1,094,698
      165,500  Swire Pacific, Ltd.(b)                                                                           1,023,249
-------------------------------------------------------------------------------------------------------------------------
               Total Hong Kong                                                                                  3,158,417
=========================================================================================================================

Italy (7.3%)
-------------------------------------------------------------------------------------------------------------------------
      573,137  Banca Intesa SPA(b)                                                                              2,247,148
      132,798  Eni SPA(b)                                                                                       2,516,663
      118,394  Fiat SPA                                                                                           907,966
      193,233  Mediaset SPA(b)                                                                                  2,301,296
-------------------------------------------------------------------------------------------------------------------------
               Total Italy                                                                                      7,973,073
=========================================================================================================================

Japan (17.8%)
-------------------------------------------------------------------------------------------------------------------------
      105,000  Bridgestone Corporation(b,c)                                                                     1,420,693
       20,000  Canon, Inc.(b)                                                                                     951,085
       71,700  Denso Corporation(b)                                                                             1,418,279
       24,500  Honda Motor Company(b)                                                                           1,100,554
       36,000  Ito-Yokado Company, Ltd.(b)                                                                      1,142,014
      176,000  Matsushita Electric Industrial Company, Ltd.(b)                                                  2,449,191
      148,000  Mitsubishi Estate Company, Ltd.(b)                                                               1,412,833
          199  Mitsubishi Tokyo Financial Group, Inc.(b)                                                        1,551,650
       16,800  Murata Manufacturing Company, Ltd.(b)                                                              912,742
      187,800  Nissan Motor Company, Ltd.(b)                                                                    2,117,989
          357  NTT DoCoMo, Inc.(b)                                                                                816,354
       13,200  ORIX Corporation(b)                                                                              1,094,791
        4,630  Rohm Company, Ltd.(b)                                                                              545,244
       24,400  Shin-Etsu Chemical Company, Ltd.(b)                                                              1,001,737
        7,400  TDK Corporation(b)                                                                                 532,230
          229  UFJ Holdings, Inc.(b,d)                                                                          1,117,357
-------------------------------------------------------------------------------------------------------------------------
               Total Japan                                                                                     19,584,743
=========================================================================================================================

Malaysia (0.4%)
-------------------------------------------------------------------------------------------------------------------------
       88,200  Malayan Banking Berhad(b)                                                                          223,996
       89,400  Resorts World Berhad(b)                                                                            237,265
-------------------------------------------------------------------------------------------------------------------------
               Total Malaysia                                                                                     461,261
=========================================================================================================================

Mexico (2.1%)
-------------------------------------------------------------------------------------------------------------------------
       53,216  Cemex SA de CV ADR                                                                               1,394,259
       11,854  Grupo Televisa SA(c)                                                                               472,500
      144,970  Wal-Mart de Mexico SA de CV                                                                        413,212
-------------------------------------------------------------------------------------------------------------------------
               Total Mexico                                                                                     2,279,971
=========================================================================================================================

Netherlands (2.6%)
-------------------------------------------------------------------------------------------------------------------------
       18,361  Heineken NV                                                                                        699,191
       69,821  VNU NV                                                                                           2,206,125
-------------------------------------------------------------------------------------------------------------------------
               Total Netherlands                                                                                2,905,316
=========================================================================================================================

Portugal (1.1%)
-------------------------------------------------------------------------------------------------------------------------
      115,837  Portugal Telecom SGPS SA                                                                         1,165,968
-------------------------------------------------------------------------------------------------------------------------
               Total Portugal                                                                                   1,165,968
=========================================================================================================================

Singapore (2.4%)
-------------------------------------------------------------------------------------------------------------------------
      121,000  DBS Group Holdings, Ltd.(b)                                                                      1,048,011
      199,000  United Overseas Bank, Ltd.(b)                                                                    1,549,278
-------------------------------------------------------------------------------------------------------------------------
               Total Singapore                                                                                  2,597,289
=========================================================================================================================

South Korea (4.4%)
-------------------------------------------------------------------------------------------------------------------------
       38,430  Daewoo Shipbuilding & Marine Engineering Company,
               Ltd.(d)                                                                                            493,478
       12,560  Hyundai Motor Company, Ltd.(b)                                                                     531,152
       23,619  Kookmin Bank ADR                                                                                   893,743
        5,020  Samsung Electronics Company, Ltd.(b)                                                             1,900,009
        2,670  Shinsegae Company, Ltd.(b)                                                                         648,892
       17,912  SK Telecom Company, Ltd. ADR(c)                                                                    334,059
-------------------------------------------------------------------------------------------------------------------------
               Total South Korea                                                                                4,801,333
=========================================================================================================================

Spain (2.9%)
-------------------------------------------------------------------------------------------------------------------------
        9,069  Acerinox SA(b,c)                                                                                   428,832
            1  Antena 3 Television(d)                                                                                  35
       77,861  Banco Bilbao Vizcaya Argentaria SA(b,c)                                                          1,079,752
      113,551  Telefonica SA(b)                                                                                 1,672,672
-------------------------------------------------------------------------------------------------------------------------
               Total Spain                                                                                      3,181,291
=========================================================================================================================

Sweden (1.5%)
-------------------------------------------------------------------------------------------------------------------------
       15,567  Autoliv, Inc.(b)                                                                                   591,170
       34,417  Volvo AB(b)                                                                                      1,055,126
-------------------------------------------------------------------------------------------------------------------------
               Total Sweden                                                                                     1,646,296
=========================================================================================================================

Switzerland (4.6%)
-------------------------------------------------------------------------------------------------------------------------
       20,877  Adecco SA(b)                                                                                     1,348,070
       44,644  Compagnie Financiere Richemont AG(b)                                                             1,074,903
       41,672  Credit Suisse Group(b)                                                                           1,520,341
       11,031  Roche Holding AG(b)                                                                              1,115,087
-------------------------------------------------------------------------------------------------------------------------
               Total Switzerland                                                                                5,058,401
=========================================================================================================================

Taiwan (2.5%)
-------------------------------------------------------------------------------------------------------------------------
       58,158  Cathay Financial Holding Company, Ltd.(d)                                                          873,655
       72,001  First Financial Management Corporation(d)                                                        1,005,256
       90,929  Taiwan Semiconductor Manufacturing Company, Ltd.
               ADR(d)                                                                                             931,113
-------------------------------------------------------------------------------------------------------------------------
               Total Taiwan                                                                                     2,810,024
=========================================================================================================================

Thailand (0.7%)
-------------------------------------------------------------------------------------------------------------------------
      130,000  Bangkok Bank Public Company, Ltd.(b,d)                                                             378,201
      227,100  Kasikornbank Public Company, Ltd.(d)                                                               401,211
-------------------------------------------------------------------------------------------------------------------------
               Total Thailand                                                                                     779,412
=========================================================================================================================

United Kingdom (17.8%)
-------------------------------------------------------------------------------------------------------------------------
       42,452  AstraZeneca plc(b)                                                                               2,039,816
      330,427  BAE SYSTEMS plc(b,d)                                                                               999,562
       48,681  HBOS plc(b)                                                                                        632,653
      189,086  HSBC Holdings plc(b)                                                                             2,977,543
       85,294  Imperial Tobacco Group plc(b)                                                                    1,682,396
       79,625  InterContinental Hotels Group plc                                                                  754,057
      297,889  Kingfisher plc(b)                                                                                1,490,992
       50,605  Next plc(b)                                                                                      1,017,635
      139,588  Pearson plc(b)                                                                                   1,554,485
      126,983  Reed Elsevier plc(b)                                                                             1,061,488
      129,267  Rentokil Initial plc(b)                                                                            440,748
      145,984  Shell Transport & Trading Company plc(b)                                                         1,087,667
      119,962  Smith & Nephew plc(b,d)                                                                          1,003,549
    1,122,055  Vodafone Group plc(b)                                                                            2,787,863
-------------------------------------------------------------------------------------------------------------------------
               Total United Kingdom                                                                            19,530,454
=========================================================================================================================
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $89,848,934)                                                          104,004,720
=========================================================================================================================

    Shares or
    Principal
       Amount  Short-Term Investments (5.2%)                            Interest Rate(e)   Maturity Date            Value
-------------------------------------------------------------------------------------------------------------------------
   $5,600,000  Federal Home Loan Mortgage Corporation                           0.600%          1/2/2004       $5,599,907
       92,599  SSgA Money Market Fund                                           0.710                N/A           92,599
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                 5,692,506
=========================================================================================================================

       Shares  Collateral Held for Securities Loaned                    Interest Rate(e)   Maturity Date            Value
-------------------------------------------------------------------------------------------------------------------------
    3,257,827  State Street Navigator Securities Lending Prime
               Portfolio                                                        1.060%               N/A       $3,257,827
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities Loaned                                                      3,257,827
-------------------------------------------------------------------------------------------------------------------------
               Total Investments(cost $98,799,267)                                                           $112,955,053
=========================================================================================================================

(a) The categories of investments are shown as apercentage of total investments, excluding collateral
    held for securities loaned.

(b) Security is fair valued as discussed in the notes to
    the financial statements.

(c) All or a portion of the security is on loan as
    discussed in item 2(K) of the Notes to Financial
    Statements.

(d) Non-income producing security.

(e) The interest rate shown reflects the yield or, for
    securities purchased at a discount, the discount rate
    at the date of purchase.

The accompanying notes to the financial statements
are an integral part of this schedule.

Capital Growth Portfolio
Schedule of Investments as of December 31, 2003(a)
-------------------------------------------------------------------------------------------------------------------------
Shares         Common Stock (92.6%)                                                                     Value
-------------------------------------------------------------------------------------------------------------------------
Communications Services (2.4%)
-------------------------------------------------------------------------------------------------------------------------
       29,400  AT&T Wireless Services, Inc.(b)                                                                   $234,906
       24,800  CenturyTel, Inc.                                                                                   808,976
       40,000  Nextel Communications, Inc.(b)                                                                   1,122,400
       83,300  SBC Communications, Inc.                                                                         2,171,631
       46,600  Sprint Corporation (PCS Group)(b,c)                                                                261,892
       64,200  Verizon Communications, Inc.                                                                     2,252,136
-------------------------------------------------------------------------------------------------------------------------
               Total Communications Services                                                                    6,851,941
=========================================================================================================================

Consumer Discretionary (14.2%)
-------------------------------------------------------------------------------------------------------------------------
       25,300  Clear Channel Communications, Inc.(c)                                                            1,184,799
      287,800  Comcast Corporation(b)                                                                           9,002,384
      288,100  Cox Communications, Inc.(b)                                                                      9,925,045
       40,000  Family Dollar Stores, Inc.                                                                       1,435,200
       31,600  Gannett Company, Inc.                                                                            2,817,456
      107,200  Harley-Davidson, Inc.                                                                            5,095,216
       83,100  Home Depot, Inc.                                                                                 2,949,219
      223,400  Liberty Media Corporation(b)                                                                     2,656,226
       31,800  Starwood Hotels & Resorts Worldwide, Inc.                                                        1,143,846
       63,262  Tiffany & Company                                                                                2,859,442
       25,500  Tribune Company                                                                                  1,315,800
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                    40,384,633
=========================================================================================================================

Consumer Staples (11.3%)
-------------------------------------------------------------------------------------------------------------------------
       37,100  Alberto-Culver Company                                                                           2,340,268
      159,500  Altria Group, Inc.                                                                               8,679,990
        4,300  Corn Products International, Inc.                                                                  148,135
       21,608  Dean Foods Company                                                                                 710,255
       59,600  General Mills, Inc.                                                                              2,699,880
      140,700  Wal-Mart Stores, Inc.                                                                            7,464,135
      279,400  Walgreen Company                                                                                10,164,572
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                          32,207,235
=========================================================================================================================

Energy (7.5%)
-------------------------------------------------------------------------------------------------------------------------
       17,776  Apache Corporation                                                                               1,441,634
       41,800  Baker Hughes, Inc.                                                                               1,344,288
       29,700  BJ Services Company(b)                                                                           1,066,230
       15,500  Burlington Resources, Inc.                                                                         858,390
        5,100  ChevronTexaco Corporation                                                                          440,589
       13,400  ConocoPhillips Company                                                                             878,638
       22,700  ENSCO International, Inc.                                                                          616,759
       72,300  EOG Resources, Inc.                                                                              3,338,091
      176,700  Exxon Mobil Corporation                                                                          7,244,700
       28,100  Nabors Industries, Ltd.(b)                                                                       1,166,150
       29,200  Noble Corporation(b)                                                                             1,044,776
       20,100  Rowan Companies, Inc.(b)                                                                           465,717
       21,000  Schlumberger, Ltd.                                                                               1,149,120
       11,200  Smith International, Inc.(b)                                                                       465,024
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                    21,520,106
=========================================================================================================================

Financials (21.9%)
-------------------------------------------------------------------------------------------------------------------------
       72,600  AFLAC, Inc.                                                                                      2,626,668
       18,500  Ambac Financial Group, Inc.                                                                      1,283,715
      115,300  American Express Company                                                                         5,560,919
      132,800  American International Group, Inc.                                                               8,801,984
       58,100  Bank of America Corporation                                                                      4,672,983
       35,700  Bank One Corporation                                                                             1,627,563
       47,300  Charles Schwab Corporation                                                                         560,032
      169,700  Citigroup, Inc.                                                                                  8,237,238
        6,467  Countrywide Financial Corporation                                                                  490,497
       65,500  Federal National Mortgage Corporation                                                            4,916,430
      138,700  J.P. Morgan Chase & Company                                                                      5,094,451
        8,500  Lehman Brothers Holdings, Inc.                                                                     656,370
       15,200  Marsh & McLennan Companies, Inc.                                                                   727,928
      137,700  MBNA Corporation                                                                                 3,421,845
       21,500  Merrill Lynch & Company, Inc.                                                                    1,260,975
       32,800  MetLife, Inc.                                                                                    1,104,376
       51,100  Morgan Stanley and Company                                                                       2,957,157
       18,100  Northern Trust Corporation(c)                                                                      840,202
       20,300  Progressive Corporation                                                                          1,696,877
       60,700  Providian Financial Corporation(b)                                                                 706,548
       37,000  State Street Corporation(c)                                                                      1,926,960
       54,300  Wells Fargo & Company                                                                            3,197,727
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                62,369,445
=========================================================================================================================

Health Care (12.4%)
-------------------------------------------------------------------------------------------------------------------------
       44,500  AmerisourceBergen Corporation                                                                    2,498,675
       38,800  Amgen, Inc.(b)                                                                                   2,397,840
       44,300  Boston Scientific Corporation                                                                    1,628,468
        5,300  Cardinal Health, Inc.(c)                                                                           324,148
       84,100  Johnson & Johnson                                                                                4,344,606
       17,428  Medco Health Solutions, Inc.(b)                                                                    592,378
       40,400  Medtronic, Inc.                                                                                  1,963,844
      144,600  Merck & Company, Inc.                                                                            6,680,520
      323,600  Pfizer, Inc.                                                                                    11,432,788
       10,700  St. Jude Medical, Inc.(b)                                                                          656,445
       29,100  WellPoint Health Networks, Inc.(b)                                                               2,822,409
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                               35,342,121
=========================================================================================================================

Industrials (7.0%)
-------------------------------------------------------------------------------------------------------------------------
        8,300  CNF, Inc.                                                                                          281,370
       36,300  Dover Corporation                                                                                1,442,925
      325,300  General Electric Company                                                                        10,077,794
       59,100  Herman Miller, Inc.                                                                              1,434,357
       71,400  Norfolk Southern Corporation                                                                     1,688,610
       14,100  PACCAR, Inc.                                                                                     1,200,192
       38,900  United Technologies Corporation                                                                  3,686,553
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                               19,811,801
=========================================================================================================================

Information Technology (15.5%)
-------------------------------------------------------------------------------------------------------------------------
       49,100  Applied Materials, Inc.(b)                                                                       1,102,295
       19,900  Arrow Electronics, Inc.(b)                                                                         460,486
      215,700  Cisco Systems, Inc.(b)                                                                           5,239,353
       29,100  Computer Sciences Corporation(b)                                                                 1,287,093
       80,600  Dell, Inc.(b)                                                                                    2,737,176
       65,300  EMC Corporation(b)                                                                                 843,676
      120,700  First Data Corporation                                                                           4,959,563
       27,700  Global Payments, Inc.                                                                            1,305,224
       58,600  Hewlett-Packard Company                                                                          1,346,042
      200,200  Intel Corporation                                                                                6,446,440
       57,100  International Business Machines Corporation                                                      5,292,028
      333,700  Microsoft Corporation                                                                            9,190,098
      170,000  Oracle Corporation(b)                                                                            2,244,000
       54,100  Texas Instruments, Inc.                                                                          1,589,458
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                    44,042,932
=========================================================================================================================

Utilities (0.4%)
-------------------------------------------------------------------------------------------------------------------------
       22,400  Entergy Corporation                                                                              1,279,712
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                  1,279,712
=========================================================================================================================
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $246,358,868)                                                         263,809,926
=========================================================================================================================

    Shares or
    Principal
       Amount         Short-Term Investments (7.4%)                     Interest Rate(d)  Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
   $1,450,000  Federal Home Loan Mortgage Corporation                           1.021%        1/26/2004        $1,448,973
    2,280,000  Federal National Mortgage Association                            0.800          1/2/2004         2,279,949
    5,000,000  Federal National Mortgage Association                            1.041          1/6/2004         4,999,278
    4,000,000  Federal National Mortgage Association                            1.000          1/7/2004         3,999,333
    8,399,680  LB Series Fund Money Market Portfolio                            0.729               N/A         8,399,680
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                21,127,213
=========================================================================================================================

       Shares  Collateral Held for Securities Loaned                    Interest Rate(d)  Maturity Date     Value
-------------------------------------------------------------------------------------------------------------------------
    3,813,850  State Street Navigator Securities Lending Prime
               Portfolio                                                        1.060%              N/A        $3,813,850
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities Loaned                                                      3,813,850
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $271,299,931)                                                         $288,750,989
=========================================================================================================================

(a) The categories of investments are shown as apercentage of total investments, excluding collateral
    held for securities loaned.

(b) Non-income producing security.

(c) All or a portion of the security is on loan as
    discussed in item 2(K) of the Notes to Financial
    Statements.

(d) The interest rate shown reflects the yield or, for
    securities purchased at a discount, the discount rate
    at the date of purchase.

The accompanying notes to the financial statements
are an integral part of this schedule.

Large Company Index Portfolio
Schedule of Investments as of December 31, 2003(a)

Shares         Common Stock (97.7%)                                                                     Value
-------------------------------------------------------------------------------------------------------------------------
Communications Services (3.4%)
-------------------------------------------------------------------------------------------------------------------------
       21,400  ALLTEL Corporation                                                                                $996,812
       54,232  AT&T Corporation                                                                                 1,100,910
      186,541  AT&T Wireless Services, Inc.(b)                                                                  1,490,463
      127,000  BellSouth Corporation                                                                            3,594,100
        9,900  CenturyTel, Inc.                                                                                   322,938
       19,600  Citizens Communications Company(b)                                                                 243,432
       75,500  Nextel Communications, Inc.(b)                                                                   2,118,530
      121,572  Qwest Communications International, Inc.(b)                                                        525,191
      227,660  SBC Communications, Inc.                                                                         5,935,096
       62,100  Sprint Corporation (FON Group)                                                                   1,019,682
       71,100  Sprint Corporation (PCS Group)(b)                                                                  399,582
      189,796  Verizon Communications, Inc.                                                                     6,658,044
-------------------------------------------------------------------------------------------------------------------------
               Total Communications Services                                                                   24,404,780
=========================================================================================================================

Consumer Discretionary (11.0%)
-------------------------------------------------------------------------------------------------------------------------
        4,600  American Greetings Corporation(b)                                                                  100,602
       18,900  Autonation, Inc.(b)                                                                                347,193
        6,100  AutoZone, Inc.(b)                                                                                  519,781
       20,300  Bed Bath & Beyond, Inc.(b)                                                                         880,005
       22,250  Best Buy Company, Inc.                                                                           1,162,340
        8,100  Big Lots, Inc.(b)                                                                                  115,101
        5,400  Black & Decker Corporation                                                                         266,328
        5,900  Boise Cascade Corporation                                                                          193,874
        6,300  Brunswick Corporation                                                                              200,529
       43,300  Carnival Corporation                                                                             1,720,309
        4,300  Centex Corporation                                                                                 462,895
       14,400  Circuit City Stores, Inc. (Circuit City Group)                                                     145,872
       42,300  Clear Channel Communications, Inc.                                                               1,980,909
      154,677  Comcast Corporation(b)                                                                           5,084,233
        5,100  Cooper Tire & Rubber Company                                                                       109,038
       10,266  Dana Corporation                                                                                   188,381
       11,350  Darden Restaurants, Inc.                                                                           238,804
       38,494  Delphi Corporation                                                                                 393,024
        5,800  Dillard's, Inc.(c)                                                                                  95,468
       23,115  Dollar General Corporation                                                                         485,184
        5,600  Dow Jones & Company, Inc.                                                                          279,160
       19,700  Eastman Kodak Company                                                                              505,699
       44,400  eBay, Inc.                                                                                       2,867,796
       11,900  Family Dollar Stores, Inc.                                                                         426,972
       12,500  Federated Department Stores, Inc.                                                                  589,125
      125,800  Ford Motor Company                                                                               2,012,800
       10,000  Fortune Brands, Inc.                                                                               714,900
       18,600  Gannett Company, Inc.                                                                            1,658,376
       61,562  Gap, Inc.                                                                                        1,428,854
       38,500  General Motors Corporation                                                                       2,055,900
       12,000  Genuine Parts Company                                                                              398,400
       12,100  Goodyear Tire & Rubber Company(c)                                                                   95,106
       20,800  Harley-Davidson, Inc.                                                                              988,624
        7,600  Harrah's Entertainment, Inc.                                                                       378,252
       11,950  Hasbro, Inc.                                                                                       254,296
       26,000  Hilton Hotels Corporation                                                                          445,380
      156,500  Home Depot, Inc.                                                                                 5,554,185
       23,800  International Game Technology                                                                      849,660
       28,500  Interpublic Group of Companies, Inc.                                                               444,600
       18,700  J.C. Penney Company, Inc.                                                                          491,436
        6,200  Johnson Controls, Inc.                                                                             719,944
        8,700  Jones Apparel Group, Inc.                                                                          306,501
        3,200  KB Home(c)                                                                                         232,064
        5,600  Knight Ridder, Inc.                                                                                433,272
       23,300  Kohl's Corporation(b)                                                                            1,047,102
       13,300  Leggett & Platt, Inc.                                                                              287,679
       35,604  Limited Brands, Inc.                                                                               641,940
        7,500  Liz Claiborne, Inc.                                                                                265,950
       54,000  Lowe's Companies, Inc.                                                                           2,991,060
       16,000  Marriott International, Inc.(c)                                                                    739,200
       29,650  Mattel, Inc.                                                                                       571,356
       19,900  May Department Stores Company(c)                                                                   578,493
        5,400  Maytag Corporation                                                                                 150,390
       87,300  McDonald's Corporation                                                                           2,167,659
       13,200  McGraw-Hill Companies, Inc.                                                                        922,944
        3,500  Meredith Corporation                                                                               170,835
       10,300  New York Times Company                                                                             492,237
       18,873  Newell Rubbermaid, Inc.                                                                            429,738
       18,100  NIKE, Inc.                                                                                       1,239,126
        9,400  Nordstrom, Inc.                                                                                    322,420
       21,500  Office Depot, Inc.(b)                                                                              359,265
       13,000  Omnicom Group, Inc.                                                                              1,135,290
        4,300  Pulte Homes, Inc.                                                                                  402,566
       11,300  RadioShack Corporation                                                                             346,684
        4,100  Reebok International, Ltd.                                                                         161,212
       17,400  Sears, Roebuck and Company                                                                         791,526
       10,100  Sherwin-Williams Company                                                                           350,874
        4,100  Snap-On, Inc.                                                                                      132,184
        5,600  Stanley Works                                                                                      212,072
       33,950  Staples, Inc.(b)                                                                                   926,835
       26,800  Starbucks Corporation(b)                                                                           886,008
       13,900  Starwood Hotels & Resorts Worldwide, Inc.                                                          499,983
       62,600  Target Corporation                                                                               2,403,840
       10,000  Tiffany & Company                                                                                  452,000
      310,850  Time Warner, Inc.(b)                                                                             5,592,192
       34,700  TJX Companies, Inc.                                                                                765,135
       14,700  Toys 'R' Us, Inc.(b)                                                                               185,808
       21,500  Tribune Company                                                                                  1,109,400
        4,100  Tupperware Corporation                                                                              71,094
       22,100  Univision Communications, Inc.(b)                                                                  877,149
        7,400  VF Corporation                                                                                     319,976
      120,344  Viacom, Inc.                                                                                     5,340,867
        8,993  Visteon Corporation                                                                                 93,617
      140,547  Walt Disney Company                                                                              3,278,962
        7,800  Wendy's International, Inc.                                                                        306,072
        4,800  Whirlpool Corporation(c)                                                                           348,720
       20,240  Yum! Brands, Inc.(b)                                                                               696,256
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                    79,884,888
=========================================================================================================================

Consumer Staples (10.7%)
-------------------------------------------------------------------------------------------------------------------------
        2,500  Adolph Coors Company                                                                               140,250
        4,100  Alberto-Culver Company                                                                             258,628
       25,277  Albertson's, Inc.                                                                                  572,524
      139,600  Altria Group, Inc.                                                                               7,597,032
       56,100  Anheuser-Busch Companies, Inc.                                                                   2,955,348
       44,368  Archer-Daniels-Midland Company                                                                     675,281
       16,200  Avon Products, Inc.                                                                              1,093,338
        4,200  Brown-Foreman Corporation                                                                          392,490
       28,200  Campbell Soup Company                                                                              755,760
       14,600  Clorox Company                                                                                     708,976
      168,600  Coca-Cola Company                                                                                8,556,450
       31,200  Coca-Cola Enterprises, Inc.                                                                        682,344
       36,900  Colgate-Palmolive Company                                                                        1,846,845
       36,900  ConAgra Foods, Inc.                                                                                973,791
       31,400  Costco Wholesale Corporation(b)                                                                  1,167,452
       27,100  CVS Corporation                                                                                    978,852
       25,600  General Mills, Inc.                                                                              1,159,680
       69,600  Gillette Company                                                                                 2,556,408
       24,200  H.J. Heinz Company                                                                                 881,606
        9,000  Hershey Foods Corporation                                                                          692,910
       28,100  Kellogg Company                                                                                 $1,070,048
       34,692  Kimberly-Clark Corporation                                                                       2,049,950
       51,300  Kroger Company(b,c)                                                                                949,563
        9,600  McCormick & Company, Inc.                                                                          288,960
       18,100  Pepsi Bottling Group, Inc.                                                                         437,658
      118,070  PepsiCo, Inc.                                                                                    5,504,423
       89,100  Procter & Gamble Company                                                                         8,899,308
        5,800  R.J. Reynolds Tobacco Holdings, Inc.(c)                                                            337,270
       30,400  Safeway, Inc.(b)                                                                                   666,064
       54,300  Sara Lee Corporation                                                                             1,178,853
        9,200  SUPERVALU, Inc.                                                                                    263,028
       44,500  SYSCO Corporation                                                                                1,656,735
       11,500  UST, Inc.                                                                                          410,435
      297,600  Wal-Mart Stores, Inc.                                                                           15,787,680
       70,400  Walgreen Company                                                                                 2,561,152
       15,500  William Wrigley Jr. Company                                                                        871,255
        9,700  Winn-Dixie Stores, Inc.(c)                                                                          96,515
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                          77,674,862
=========================================================================================================================

Energy (5.7%)
-------------------------------------------------------------------------------------------------------------------------
        6,200  Amerada Hess Corporation                                                                           329,654
       17,186  Anadarko Petroleum Corporation                                                                     876,658
       11,210  Apache Corporation                                                                                 909,131
        4,700  Ashland, Inc.                                                                                      207,082
       23,000  Baker Hughes, Inc.                                                                                 739,680
       10,900  BJ Services Company(b)                                                                             391,310
       13,735  Burlington Resources, Inc.                                                                         760,644
       73,423  ChevronTexaco Corporation                                                                        6,343,013
       46,740  ConocoPhillips Company                                                                           3,064,742
       16,000  Devon Energy Corporation                                                                           916,160
        7,900  EOG Resources, Inc.                                                                                364,743
      454,508  Exxon Mobil Corporation                                                                         18,634,828
       30,100  Halliburton Company                                                                                782,600
        7,024  Kerr-McGee Corporation                                                                             326,546
       21,400  Marathon Oil Corporation                                                                           708,126
       10,100  Nabors Industries, Ltd.(b)                                                                         419,150
        9,200  Noble Corporation(b)                                                                               329,176
       26,400  Occidental Petroleum Corporation                                                                 1,115,136
        6,500  Rowan Companies, Inc.(b)                                                                           150,605
       40,200  Schlumberger, Ltd.                                                                               2,199,744
        5,300  Sunoco, Inc.                                                                                       271,095
       22,011  Transocean, Inc.(b)                                                                                528,484
       17,800  Unocal Corporation                                                                                 655,574
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                    41,023,881
=========================================================================================================================

Financials (20.2%)
-------------------------------------------------------------------------------------------------------------------------
       19,200  ACE, Ltd.                                                                                          795,264
       35,300  AFLAC, Inc.                                                                                      1,277,154
       48,282  Allstate Corporation                                                                             2,077,092
        7,400  Ambac Financial Group, Inc.                                                                        513,486
       88,400  American Express Company                                                                         4,263,532
      179,240  American International Group, Inc.                                                              11,880,027
       24,150  AmSouth Bancorporation                                                                             591,675
       21,525  Aon Corporation                                                                                    515,308
        6,500  Apartment Investment & Management Company                                                          224,250
      102,189  Bank of America Corporation                                                                      8,219,061
       53,100  Bank of New York Company, Inc.                                                                   1,758,672
       76,953  Bank One Corporation                                                                             3,508,287
       37,500  BB&T Corporation                                                                                 1,449,000
        6,831  Bear Stearns Companies, Inc.                                                                       546,138
       15,800  Capital One Financial Corporation                                                                  968,382
       93,225  Charles Schwab Corporation                                                                       1,103,784
       15,411  Charter One Financial, Inc.                                                                        532,450
       12,900  Chubb Corporation                                                                                  878,490
       11,100  Cincinnati Financial Corporation                                                                   464,868
      354,639  Citigroup, Inc.                                                                                 17,214,177
       12,050  Comerica, Inc.                                                                                     675,523
       12,600  Countrywide Financial Corporation                                                                  955,710
       27,500  Equity Office Properties Trust                                                                     787,875
       18,900  Equity Residential REIT                                                                            557,739
       47,800  Federal Home Loan Mortgage Corporation                                                           2,787,696
       66,800  Federal National Mortgage Corporation                                                            5,014,008
        7,500  Federated Investors, Inc.                                                                          220,200
       39,094  Fifth Third Bancorp                                                                              2,310,455
        8,700  First Tennessee National Corporation                                                               383,670
       72,479  FleetBoston Financial Corporation                                                                3,163,708
       17,200  Franklin Resources, Inc.                                                                           895,432
       10,500  Golden West Financial Corporation                                                                1,083,495
       32,500  Goldman Sachs Group, Inc.                                                                        3,208,725
       19,400  Hartford Financial Services Group, Inc.                                                          1,145,182
       15,771  Huntington Bancshares, Inc.                                                                        354,848
      140,248  J.P. Morgan Chase & Company                                                                      5,151,309
       16,500  Janus Capital Group, Inc.(c)                                                                       270,765
        9,800  Jefferson-Pilot Corporation                                                                        496,370
       19,900  John Hancock Financial Services, Inc.                                                              746,250
       28,900  KeyCorp                                                                                            847,348
       18,700  Lehman Brothers Holdings, Inc.                                                                   1,444,014
       12,300  Lincoln National Corporation                                                                       496,551
       12,800  Loews Corporation                                                                                  632,960
       36,500  Marsh & McLennan Companies, Inc.                                                                 1,747,985
       15,600  Marshall & Ilsley Corporation                                                                      596,700
        9,950  MBIA, Inc.(c)                                                                                      589,338
       87,802  MBNA Corporation                                                                                 2,181,880
       29,500  Mellon Financial Corporation                                                                       947,245
       64,900  Merrill Lynch & Company, Inc.                                                                    3,806,385
       52,200  MetLife, Inc.                                                                                    1,757,574
        6,800  MGIC Investment Corporation                                                                        387,192
       10,300  Moody's Corporation                                                                                623,665
       74,550  Morgan Stanley and Company                                                                       4,314,208
       41,900  National City Corporation                                                                        1,422,086
       10,500  North Fork Bancorporation, Inc.                                                                    424,935
       15,200  Northern Trust Corporation                                                                         705,584
       12,600  Plum Creek Timber Company, Inc., REIT                                                              383,670
       19,100  PNC Financial Services Group, Inc.                                                               1,045,343
       22,300  Principal Financial Group, Inc.                                                                    737,461
       14,900  Progressive Corporation                                                                          1,245,491
       12,400  ProLogis Trust                                                                                     397,916
       19,900  Providian Financial Corporation(b)                                                                 231,636
       37,200  Prudential Financial, Inc.                                                                       1,553,844
       15,300  Regions Financial Corporation                                                                      569,160
        9,600  SAFECO Corporation                                                                                 373,728
       13,200  Simon Property Group, Inc.                                                                         611,688
       31,000  SLM Corporation                                                                                  1,168,080
       22,900  SouthTrust Corporation                                                                             749,517
       15,746  St. Paul Companies, Inc.                                                                           624,329
       22,900  State Street Corporation                                                                         1,192,632
       19,400  SunTrust Banks, Inc.                                                                             1,387,100
       20,800  Synovus Financial Corporation(c)                                                                   601,536
        8,534  T. Rowe Price Group, Inc.                                                                          404,597
        7,800  Torchmark Corporation                                                                              355,212
       69,148  Travelers Property Casualty Company, Class B                                                     1,173,442
      132,585  U.S. Bancorp                                                                                     3,948,381
       13,050  Union Planters Corporation                                                                         410,944
       20,424  UNUMProvident Corporation                                                                          322,086
       91,032  Wachovia Corporation                                                                             4,241,181
       61,843  Washington Mutual, Inc.                                                                          2,481,141
      116,300  Wells Fargo & Company                                                                            6,848,907
        9,400  XL Capital, Ltd.                                                                                   728,970
        6,200  Zions Bancorporation(c)                                                                            380,246
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                               146,083,945
=========================================================================================================================

Health Care (13.0%)
-------------------------------------------------------------------------------------------------------------------------
      107,400  Abbott Laboratories                                                                              5,004,840
       10,549  Aetna, Inc.                                                                                        712,901
        8,900  Allergan, Inc.                                                                                     683,609
        7,700  AmerisourceBergen Corporation                                                                      432,355
       88,640  Amgen, Inc.(b)                                                                                   5,477,952
        9,500  Anthem, Inc.(b)                                                                                    712,500
       14,400  Applied Biosystems Group                                                                           298,224
        3,700  Bausch & Lomb, Inc.                                                                                192,030
       41,900  Baxter International, Inc.                                                                       1,278,788
       17,500  Becton, Dickinson and Company                                                                      719,950
       22,500  Biogen Idec, Inc.(b)                                                                               827,550
       17,550  Biomet, Inc.                                                                                       638,996
       56,400  Boston Scientific Corporation                                                                    2,073,264
      133,300  Bristol-Myers Squibb Company                                                                     3,812,380
        3,600  C.R. Bard, Inc.                                                                                    292,500
       29,775  Cardinal Health, Inc.                                                                            1,821,039
       12,900  Chiron Corporation(b)                                                                              735,171
        9,600  CIGNA Corporation                                                                                  552,000
       77,200  Eli Lilly and Company                                                                            5,429,476
        5,400  Express Scripts, Inc.(b)                                                                           358,722
       25,100  Forest Laboratories, Inc.                                                                        1,551,180
       15,400  Genzyme Corporation(b)                                                                             759,836
       20,800  Guidant Corporation                                                                              1,252,160
       34,100  HCA, Inc.                                                                                        1,464,936
       16,500  Health Management Associates, Inc.                                                                 396,000
       11,100  Humana, Inc.(b)                                                                                    253,635
       16,500  IMS Health, Inc.                                                                                   410,190
      204,040  Johnson & Johnson                                                                               10,540,706
       16,500  King Pharmaceuticals, Inc.(b)                                                                      251,790
        6,200  Manor Care, Inc.                                                                                   214,334
       20,042  McKesson Corporation                                                                               644,551
       18,543  Medco Health Solutions, Inc.(b)                                                                    630,277
       17,100  MedImmune, Inc.(b)                                                                                 434,340
       83,400  Medtronic, Inc.                                                                                  4,054,074
      153,000  Merck & Company, Inc.                                                                            7,068,600
        3,400  Millipore Corporation(b,c)                                                                         146,370
      524,653  Pfizer, Inc.                                                                                    18,535,990
        7,200  Quest Diagnostics, Inc.(b)                                                                         526,392
      101,000  Schering-Plough Corporation                                                                      1,756,390
       11,842  St. Jude Medical, Inc.(b)                                                                          726,507
       13,700  Stryker Corporation                                                                              1,164,637
       31,900  Tenet Healthcare Corporation(b)                                                                    511,995
       40,400  UnitedHealth Group, Inc.                                                                         2,350,472
        7,500  Watson Pharmaceuticals, Inc.(b)                                                                    345,000
       10,400  WellPoint Health Networks, Inc.(b)                                                               1,008,696
       91,500  Wyeth Corporation                                                                                3,884,175
       16,550  Zimmer Holdings, Inc.(b)                                                                         1,165,120
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                               94,102,600
=========================================================================================================================

Industrials (10.6%)
-------------------------------------------------------------------------------------------------------------------------
       53,900  3M Company                                                                                       4,583,117
       22,000  Allied Waste Industries, Inc.(b)                                                                   305,360
       13,600  American Power Conversion Corporation                                                              332,520
        5,000  American Standard Companies, Inc.(b)                                                               503,500
       12,100  Apollo Group, Inc.(b)                                                                              822,800
        7,600  Avery Dennison Corporation                                                                         425,752
       57,760  Boeing Company                                                                                   2,434,006
       25,592  Burlington Northern Santa Fe Corporation                                                           827,901
       23,800  Caterpillar, Inc.                                                                                1,975,876
       69,660  Cendant Corporation(b)                                                                           1,551,328
       11,700  Cintas Corporation                                                                                 586,521
        6,400  Cooper Industries, Ltd.                                                                            370,752
        4,150  Crane Company                                                                                      127,571
       14,700  CSX Corporation                                                                                    528,318
        2,900  Cummins, Inc.(c)                                                                                   141,926
       10,500  Danaher Corporation                                                                                963,375
       16,500  Deere & Company                                                                                  1,073,325
        8,500  Delta Air Lines, Inc.                                                                              100,385
        3,500  Deluxe Corporation(c)                                                                              144,655
       14,000  Dover Corporation                                                                                  556,500
        5,200  Eaton Corporation                                                                                  561,496
       28,900  Emerson Electric Company                                                                         1,871,275
        9,600  Equifax, Inc.                                                                                      235,200
       20,460  FedEx Corporation                                                                                1,381,050
        5,700  Fluor Corporation                                                                                  225,948
       13,600  General Dynamics Corporation                                                                     1,229,304
      690,200  General Electric Company                                                                        21,382,396
        8,100  Goodrich Corporation                                                                               240,489
       12,300  H&R Block, Inc.                                                                                    681,051
       59,175  Honeywell International, Inc.                                                                    1,978,220
       21,100  Illinois Tool Works, Inc.                                                                        1,770,501
       11,850  Ingersoll-Rand Company                                                                             804,378
        6,400  ITT Industries, Inc.                                                                               474,944
       31,000  Lockheed Martin Corporation                                                                      1,593,400
       31,900  Masco Corporation                                                                                  874,379
        7,800  Monster Worldwide, Inc.(b)                                                                         171,288
        4,700  Navistar International Corporation(b)                                                              225,083
       26,900  Norfolk Southern Corporation                                                                       636,185
       12,499  Northrop Grumman Corporation                                                                     1,194,904
        8,100  PACCAR, Inc.                                                                                       689,472
        8,600  Pall Corporation                                                                                   230,738
        8,150  Parker-Hannifin Corporation                                                                        484,925
       16,100  Pitney Bowes, Inc.                                                                                 653,982
        5,800  Power-One, Inc.(b)                                                                                  62,814
        7,800  R.R. Donnelley & Sons Company                                                                      235,170
       28,600  Raytheon Company                                                                                   859,144
       11,800  Robert Half International, Inc.(b,c)                                                               275,412
       12,800  Rockwell Automation, Inc.                                                                          455,680
       12,200  Rockwell Collins, Inc.                                                                             366,366
        4,400  Ryder System, Inc.                                                                                 150,260
       54,100  Southwest Airlines Company                                                                         873,174
        9,400  Textron, Inc.                                                                                      536,364
        4,100  Thomas & Betts Corporation                                                                          93,849
      137,407  Tyco International, Ltd.                                                                         3,641,286
       17,500  Union Pacific Corporation                                                                        1,215,900
       77,300  United Parcel Service, Inc.                                                                      5,762,715
       32,300  United Technologies Corporation                                                                  3,061,071
        6,300  W.W. Grainger, Inc.                                                                                298,557
       40,099  Waste Management, Inc.                                                                           1,186,930
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                               77,020,788
=========================================================================================================================

Information Technology (17.3%)
-------------------------------------------------------------------------------------------------------------------------
       55,300  ADC Telecommunications, Inc.(b)                                                                    164,241
       16,000  Adobe Systems, Inc.                                                                                628,800
       23,900  Advanced Micro Devices, Inc.(b)                                                                    356,110
       32,615  Agilent Technologies, Inc.(b,c)                                                                    953,663
       26,100  Altera Corporation(b)                                                                              592,470
       25,200  Analog Devices, Inc.                                                                             1,150,380
       10,575  Andrew Corporation(b)                                                                              121,718
       24,900  Apple Computer, Inc.(b)                                                                            532,113
      114,300  Applied Materials, Inc.(b)                                                                       2,566,035
       21,100  Applied Micro Circuits Corporation(b)                                                              126,178
        7,700  Autodesk, Inc.                                                                                     189,266
       40,900  Automatic Data Processing, Inc.                                                                  1,620,049
       28,576  Avaya, Inc.(b)                                                                                     369,773
       15,600  BMC Software, Inc.(b)                                                                              290,940
       20,800  Broadcom Corporation(b)                                                                            709,072
       32,500  CIENA Corporation(b)                                                                               215,800
      474,600  Cisco Systems, Inc.(b)                                                                          11,528,034
       11,300  Citrix Systems, Inc.(b)                                                                            239,673
       39,812  Computer Associates International, Inc.                                                          1,088,460
       12,800  Computer Sciences Corporation(b)                                                                   566,144
       26,400  Compuware Corporation(b)                                                                           159,456
       13,200  Comverse Technology, Inc.(b)                                                                       232,188
       32,000  Concord EFS, Inc.(b)                                                                               474,880
        9,900  Convergys Corporation(b)                                                                           172,854
       91,400  Corning, Inc.(b)                                                                                   953,302
      176,100  Dell, Inc.(b)                                                                                    5,980,356
       20,400  Electronic Arts, Inc.                                                                              974,712
       33,000  Electronic Data Systems Corporation                                                                809,820
      165,186  EMC Corporation(b)                                                                               2,134,203
       50,200  First Data Corporation                                                                           2,062,718
       13,300  Fiserv, Inc.(b)                                                                                    525,483
       22,300  Gateway, Inc.(b)                                                                                   102,580
      209,686  Hewlett-Packard Company                                                                          4,816,487
      449,000  Intel Corporation                                                                               14,457,800
      118,300  International Business Machines Corporation                                                     10,964,044
       13,700  Intuit, Inc.(b)                                                                                    724,867
       13,700  Jabil Circuit, Inc.(b)                                                                             387,710
       98,600  JDS Uniphase Corporation(b)                                                                        359,890
       13,300  KLA-Tencor Corporation(b)                                                                          780,311
        8,800  Lexmark International, Inc.(b)                                                                     692,032
       21,400  Linear Technology Corporation                                                                      900,298
       26,000  LSI Logic Corporation(b)                                                                           230,620
      288,222  Lucent Technologies, Inc.(b)                                                                       818,550
       22,500  Maxim Integrated Products, Inc.                                                                  1,120,500
        6,100  Mercury Interactive Corporation(b)                                                                 296,704
       41,900  Micron Technology, Inc.(b)                                                                         564,393
      743,300  Microsoft Corporation                                                                           20,470,488
       13,100  Molex, Inc.                                                                                        457,059
      159,990  Motorola, Inc.                                                                                   2,251,059
       12,700  National Semiconductor Corporation(b)                                                              500,507
        6,600  NCR Corporation(b)                                                                                 256,080
       23,700  Network Appliance, Inc.(b)                                                                         486,561
       25,600  Novell, Inc.(b)                                                                                    269,312
       10,400  Novellus Systems, Inc.(b)                                                                          437,320
       11,100  NVIDIA Corporation(b)                                                                              258,075
      359,348  Oracle Corporation(b)                                                                            4,743,394
       18,300  Parametric Technology Corporation(b)                                                                72,102
       25,900  Paychex, Inc.                                                                                      963,480
       25,700  PeopleSoft, Inc.(b)                                                                                585,960
        8,800  PerkinElmer, Inc.                                                                                  150,216
       11,800  PMC-Sierra, Inc.(b)                                                                                237,770
        6,500  QLogic Corporation(b)                                                                              335,400
       55,000  QUALCOMM, Inc.                                                                                   2,966,150
        9,949  Sabre Holdings Corporation(c)                                                                      214,799
       35,500  Sanmina-SCI Corporation(b)                                                                         447,655
       10,400  Scientific-Atlanta, Inc.                                                                           283,920
       34,100  Siebel Systems, Inc.(b)                                                                            472,967
       57,400  Solectron Corporation(b)                                                                           339,234
      224,500  Sun Microsystems, Inc.(b)                                                                        1,008,005
       19,700  SunGard Data Systems, Inc.(b)                                                                      545,887
       21,100  Symantec Corporation                                                                               731,115
       15,800  Symbol Technologies, Inc.                                                                          266,862
        5,900  Tektronix, Inc.                                                                                    186,440
       28,600  Tellabs, Inc.(b)                                                                                   241,098
       13,100  Teradyne, Inc.(b)                                                                                  333,395
      118,900  Texas Instruments, Inc.                                                                          3,493,282
       11,200  Thermo Electron Corporation(b)                                                                     282,240
       22,700  Unisys Corporation(b)                                                                              337,095
       29,400  VERITAS Software Corporation(b)                                                                  1,092,504
        8,400  Waters Corporation(b)                                                                              278,544
       54,400  Xerox Corporation(b)                                                                               750,720
       23,500  Xilinx, Inc.(b)                                                                                    910,390
       45,100  Yahoo!, Inc.(b)                                                                                  2,037,167
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                   125,399,929
=========================================================================================================================

Materials (3.0%)
-------------------------------------------------------------------------------------------------------------------------
       15,700  Air Products and Chemicals, Inc.                                                                   829,431
       59,464  Alcoa, Inc.                                                                                      2,259,632
        5,569  Allegheny Technologies, Inc.                                                                        73,622
        3,900  Ball Corporation                                                                                   232,323
        3,700  Bemis Company, Inc.                                                                                185,000
       63,193  Dow Chemical Company                                                                             2,626,933
       68,511  E.I. du Pont de Nemours and Company                                                              3,143,970
        5,400  Eastman Chemical Company                                                                           213,462
       17,800  Ecolab, Inc.                                                                                       487,186
        8,700  Engelhard Corporation                                                                             $260,565
       12,500  Freeport-McMoRan Copper & Gold, Inc.                                                               526,625
       17,424  Georgia-Pacific Corporation                                                                        534,394
        3,500  Great Lakes Chemical Corporation                                                                    95,165
        7,700  Hercules, Inc.(b)                                                                                   93,940
        6,500  International Flavors and Fragrances, Inc.                                                         226,980
       32,971  International Paper Company                                                                      1,421,380
        7,200  Louisiana-Pacific Corporation(b)                                                                   128,736
       13,781  Meadwestvaco Corporation                                                                           409,985
       17,989  Monsanto Company                                                                                   517,723
       29,648  Newmont Mining Corporation                                                                       1,441,189
        5,400  Nucor Corporation                                                                                  302,400
       10,900  Pactiv Corporation(b)                                                                              260,510
        6,070  Phelps Dodge Corporation(b)                                                                        461,866
       11,700  PPG Industries, Inc.                                                                               749,034
       22,400  Praxair, Inc.                                                                                      855,680
       15,313  Rohm and Haas Company                                                                              654,018
        5,876  Sealed Air Corporation(b)                                                                          318,127
        4,800  Sigma-Aldrich Corporation                                                                          274,464
        3,800  Temple-Inland, Inc.                                                                                238,146
        7,100  United States Steel Corporation                                                                    248,642
        7,000  Vulcan Materials Company                                                                           332,990
       15,100  Weyerhaeuser Company(c)                                                                            966,400
        6,000  Worthington Industries, Inc.                                                                       108,180
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                 21,478,698
=========================================================================================================================

Utilities (2.8%)
-------------------------------------------------------------------------------------------------------------------------
       42,800  AES Corporation(b)                                                                                 404,032
        8,700  Allegheny Energy, Inc.(b)                                                                          111,012
       11,200  Ameren Corporation                                                                                 515,200
       27,160  American Electric Power Company, Inc.                                                              828,652
       28,400  Calpine Corporation(b)                                                                             136,604
       21,073  CenterPoint Energy, Inc.                                                                           204,197
       12,200  CINergy Corporation                                                                                473,482
       11,100  CMS Energy Corporation                                                                              94,572
       15,500  Consolidated Edison, Inc.                                                                          666,655
       11,500  Constellation Energy Group, Inc.                                                                   450,340
       22,247  Dominion Resources, Inc.                                                                         1,420,026
       11,600  DTE Energy Company(c)                                                                              457,040
       62,316  Duke Energy Corporation                                                                          1,274,362
       25,900  Dynegy, Inc.                                                                                       110,852
       22,400  Edison International, Inc.(b)                                                                      491,232
       41,818  El Paso Corporation(c)                                                                             342,489
       15,700  Entergy Corporation                                                                                896,941
       22,412  Exelon Corporation                                                                               1,487,260
       22,600  FirstEnergy Corporation                                                                            795,520
       12,700  FPL Group, Inc.                                                                                    830,834
       10,900  KeySpan Corporation                                                                                401,120
        8,500  Kinder Morgan, Inc.                                                                                502,350
        3,100  Nicor, Inc.(c)                                                                                     105,524
       18,109  NiSource, Inc.                                                                                     397,311
       28,500  Pacific Gas & Electric Company(b)                                                                  791,445
        2,600  Peoples Energy Corporation                                                                         109,304
        6,300  Pinnacle West Capital Corporation                                                                  252,126
       12,200  PPL Corporation                                                                                    533,750
       16,820  Progress Energy, Inc.                                                                             $761,273
       16,100  Public Service Enterprise Group, Inc.(c)                                                           705,180
       15,475  Sempra Energy                                                                                      465,178
       50,300  Southern Company                                                                                 1,521,575
       12,900  TECO Energy, Inc.                                                                                  185,889
       22,217  TXU Corporation                                                                                    526,987
       35,600  Williams Companies, Inc.                                                                           349,592
       27,405  Xcel Energy, Inc.                                                                                  465,337
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                 20,065,243
=========================================================================================================================

-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $640,010,512)                                                         707,139,614
=========================================================================================================================
    Shares or
    Principal
       Amount  Short-Term Investments (2.3%)                             Interest Rate(d)  Maturity Date     Value
-------------------------------------------------------------------------------------------------------------------------
   $4,300,000  Amsterdam Funding Corporation(e)                                 1.111%          1/5/2004       $4,299,470
    3,910,000  Aspen Funding Corporation(e)                                     0.980           1/2/2004        3,909,894
    8,079,741  LB Series Fund Money Market Portfolio(e)                         0.729                N/A        8,079,741
      322,000  Toyota Motor Credit Corporation(e)                               1.080           1/8/2004          321,932
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                16,611,037
=========================================================================================================================
       Shares  Collateral Held for Securities Loaned                    Interest Rate(d)   Maturity Date            Value
-------------------------------------------------------------------------------------------------------------------------
    7,470,022  State Street Navigator Securities Lending Prime
               Portfolio                                                        1.060%               N/A       $7,470,022
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities Loaned                                                      7,470,022
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $664,091,571)                                                         $731,220,673
=========================================================================================================================

(a) The categories of investments are shown as apercentage of total investments, excluding collateral
    held for securities loaned.

(b) Non-income producing security.

(c) All or a portion of the security is on loan as
    discussed in item 2(K) of the Notes to Financial
    Statements.

(d) The interest rate shown reflects the yield or, for
    securities purchased at a discount, the discount rate
    at the date of purchase.

(e) At December 31, 2003, $1,040,000 in cash was pledged
    as the initial margin deposit and $16,611,037 of
    Short-Term Investments were earmarked as collateral
    to cover open financial futures contracts as follows:

                                                                               Notional
                    Number of       Expiration                     Market      Principal   Unrealized
Type                Contracts          Date       Position          Value        Amount        Gain
--------------------------------------------------------------------------------------------------------
500 Futures            65            Mar-04         Long         $18,047,250  $17,410,915    $636,335

The accompanying notes to the financial statements
are an integral part of this schedule.

Real Estate Securities Portfolio
Schedule of Investments as of December 31, 2003(a)

Shares         Common Stock (94.1%)                                                                     Value
-------------------------------------------------------------------------------------------------------------------------

Consumer Discretionary (3.2%)
-------------------------------------------------------------------------------------------------------------------------
         300  Centex Corporation(b)                                                                               $32,295
         600  D.R. Horton, Inc.                                                                                    25,956
       5,200  Extended Stay America, Inc.                                                                          75,296
      30,400  Hilton Hotels Corporation(b)                                                                        520,752
         300  Lennar Corporation(b)                                                                                28,800
         400  Pulte Homes, Inc.                                                                                    37,448
         500  Standard Pacific Corporation                                                                         24,275
      26,550  Starwood Hotels & Resorts Worldwide, Inc.                                                           955,004
         600  Toll Brothers, Inc.(c)                                                                               23,856
-------------------------------------------------------------------------------------------------------------------------
              Total Consumer Discretionary                                                                      1,723,682
=========================================================================================================================

Financials (89.8%)
-------------------------------------------------------------------------------------------------------------------------
        7,700  Acadia Realty Trust                                                                                 96,250
        1,800  Agree Realty Corporation                                                                            50,904
        8,700  Alexandria Real Estate Equities, Inc.                                                              503,730
       18,700  AMB Property Corporation                                                                           614,856
       12,500  American Financial Realty Trust                                                                    213,125
        8,200  Annaly Mortgage Management, Inc.                                                                   150,880
       12,900  Apartment Investment & Management Company                                                          445,050
       44,100  Archstone-Smith Trust                                                                            1,233,918
       15,650  Arden Realty Group, Inc.                                                                           474,821
        6,500  Associated Estates Realty Corporation                                                               47,515
       21,250  AvalonBay Communities, Inc.                                                                      1,015,750
       12,300  Boardwalk Equities, Inc.                                                                           170,109
       34,950  Boston Properties, Inc.                                                                          1,684,240
        5,600  Brandywine Realty Trust                                                                            149,912
       10,000  BRE Properties, Inc.                                                                               334,000
       35,450  Brookfield Properties Corporation                                                                1,017,415
       13,100  Camden Property Trust                                                                              580,330
        2,200  Capital Automotive REIT                                                                             70,400
       21,100  CarrAmerica Realty Corporation                                                                     628,358
       30,377  Catellus Development Corporation                                                                   732,693
       13,550  CBL & Associates Properties, Inc.                                                                  765,575
        5,500  CenterPoint Properties Trust                                                                       411,950
       18,600  Chelsea Property Group, Inc.                                                                     1,019,466
        2,000  Colonial Properties Trust                                                                           79,200
        4,400  Commercial Net Lease Realty, Inc.                                                                   78,320
        5,200  Cornerstone Realty Income Trust                                                                     45,552
        7,900  Corporate Office Properties Trust                                                                  165,900
          967  Countrywide Financial Corporation                                                                   73,322
        5,050  Cousins Properties, Inc.                                                                           154,530
       12,450  Crescent Real Estate Equities Company                                                              213,268
       36,300  Developers Diversified Realty Corporation                                                        1,218,591
       22,100  Duke Realty Corporation                                                                            685,100
        5,400  Eastgroup Properties, Inc.                                                                         174,852
        6,000  Entertainment Properties Trust                                                                     208,260
        7,800  Equity Inns, Inc.                                                                                   70,590
       68,150  Equity Office Properties Trust                                                                   1,952,498
        8,700  Equity One, Inc.                                                                                   146,856
       49,550  Equity Residential REIT                                                                          1,462,220
        4,600  Essex Property Trust, Inc.                                                                         295,412
        1,800  Federal Home Loan Mortgage Corporation                                                             104,976
        1,400  Federal National Mortgage Corporation                                                              105,084
       12,000  Federal Realty Investment Trust                                                                    460,680
        5,400  FelCor Lodging Trust, Inc.                                                                          59,832
        2,000  Fidelity National Financial, Inc.                                                                   77,560
        2,700  First Industrial Realty Trust, Inc.                                                                 91,125
        4,000  Forest City Enterprises                                                                            190,040
        3,300  Friedman, Billings, Ramsey Group, Inc.(b)                                                           76,164
        1,400  Gables Residential Trust                                                                            48,636
       82,600  General Growth Properties, Inc.                                                                  2,292,150
        8,500  Glenborough Realty Trust, Inc.                                                                     169,575
        4,300  Glimcher Realty Trust                                                                               96,234
          600  Health Care Property Investors, Inc.                                                                30,480
        3,400  Health Care REIT, Inc.                                                                             122,400
        1,800  Healthcare Realty Trust, Inc.                                                                       64,350
        3,200  Heritage Property Investment Trust                                                                  91,040
       10,000  Highland Hospitality Corporation(b,c)                                                              109,000
       11,600  Highwoods Properties, Inc.                                                                         294,640
       12,500  Home Properties Inc.                                                                               504,875
        4,100  Hospitality Properties Trust                                                                       169,248
       69,200  Host Marriott Corporation(c)                                                                       852,544
       22,500  HRPT Properties Trust                                                                              227,025
        2,500  Impac Mortgage Holdings, Inc.                                                                       45,525
        5,000  Innkeepers USA Trust                                                                                41,850
        7,200  iStar Financial, Inc.                                                                              280,080
       10,100  Keystone Property Trust                                                                            223,109
        3,100  Kilroy Realty Corporation                                                                          101,525
       17,900  Kimco Realty Corporation                                                                           801,025
        5,600  Kroger Equity, Inc.                                                                                117,208
        8,550  Lexington Corporate Properties Trust                                                               172,624
       18,700  Liberty Property Trust                                                                             727,430
        8,000  LTC Properties, Inc.                                                                               117,920
       18,950  Macerich Company                                                                                   843,275
       16,000  Mack-Cali Realty Corporation                                                                       665,920
        5,300  Maguire Properties, Inc.                                                                           128,790
        2,000  Manufactured Home Communities, Inc.                                                                 75,300
        5,000  MeriStar Hospitality Corporation(c)                                                                 32,550
        4,200  Mid-America Apartment Communities, Inc.                                                            141,036
       12,550  Mills Corporation                                                                                  552,200
        4,800  National Health Investors, Inc.                                                                    119,424
        3,600  Nationwide Health Properties, Inc.                                                                  70,380
        1,000  New Century Financial Corporation                                                                   39,670
        6,900  New Plan Excel Realty Trust, Inc.                                                                  170,223
        2,800  Newcastle Investment Corporation(b)                                                                 75,880
        5,500  Omega Healthcare Investors, Inc.                                                                    51,315
        2,600  One Liberty Properties, Inc.                                                                        51,870
       10,500  Pan Pacific Retail Properties, Inc.                                                                500,325
        1,800  Parkway Properties, Inc.                                                                           $74,880
        5,000  Penn Real Estate Investment Trust                                                                  181,500
        4,000  Plum Creek Timber Company, Inc., REIT                                                              121,800
        6,500  Post Properties, Inc.                                                                              181,480
       11,000  Prentiss Properties Trust                                                                          362,890
       12,000  Price Legacy Corporation(c)                                                                         45,720
       68,900  ProLogis Trust                                                                                   2,211,001
        9,300  PS Business Parks, Inc.                                                                            383,718
       14,200  Public Storage, Inc.                                                                               616,138
        6,800  Ramco-Gershenson Properties Trust                                                                  192,440
        1,300  Realty Income Corporation                                                                           52,000
       20,800  Reckson Associates Realty Corporation                                                              505,440
        1,500  Redwood Trust, Inc.                                                                                 76,275
       23,500  Regency Centers Corporation                                                                        936,475
       26,600  Rouse Company                                                                                    1,250,200
        2,200  Saul Centers, Inc.                                                                                  63,074
        8,200  Senior Housing Property Trust                                                                      141,286
        7,100  Shurgard Storage Centers, Inc.                                                                     267,315
       54,450  Simon Property Group, Inc.                                                                       2,523,214
       24,400  SL Green Realty Corporation                                                                      1,001,620
        5,800  Sovran Self Storage, Inc.                                                                          215,470
        1,000  St. Joe Company(b)                                                                                  37,290
        3,900  Summit Properties, Inc.                                                                             93,678
        9,050  Sun Communities, Inc.                                                                              350,235
        2,800  Tanger Factory Outlet Centers, Inc.                                                                113,960
       17,800  Taubman Centers, Inc.                                                                              366,680
        4,700  Town & Country Trust                                                                               119,145
       37,850  Trizec Properties, Inc.                                                                            582,890
        6,800  U.S. Restaurant Properties, Inc.                                                                   115,872
       37,100  United Dominion Realty Trust, Inc.                                                                 712,320
       11,300  Ventas, Inc.                                                                                       248,600
       28,800  Vornado Realty Trust                                                                             1,576,800
        8,000  Weingarten Realty Investors                                                                        354,800
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                47,896,036
=========================================================================================================================

Industrials (0.6%)
-------------------------------------------------------------------------------------------------------------------------
       11,600  Cendant Corporation(c)                                                                             258,332
        2,500  Masco Corporation                                                                                   68,525
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                                  326,857
=========================================================================================================================

Materials (0.5%)
-------------------------------------------------------------------------------------------------------------------------
        5,600  Rayonier, Inc. REIT                                                                                232,456
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                    232,456
=========================================================================================================================

-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $45,507,544)                                                           50,179,031
=========================================================================================================================
    Principal
       Amount  Short-Term Investments (5.9%)                           Interest Rate(d)   Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
   $3,155,000  Federal National Mortgage Association                           0.800%          1/2/2004        $3,154,930
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                 3,154,930
=========================================================================================================================
       Shares  Collateral Held for Securities Loaned                   Interest Rate(e)   Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
      603,726  State Street Navigator Securities Lending Prime
               Portfolio                                                       1.060%               N/A          $603,726
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities Loaned                                                        603,726
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $49,266,200)                                                           $53,937,687
=========================================================================================================================

(a) The categories of investments are shown as apercentage of total investments, excluding collateral
    held for securities loaned.

(b) All or a portion of the security is on loan as
    discussed in item 2(K) of the Notes to Financial
    Statements.

(c) Non-income producing security.

(d) The interest rate shown reflects the discount rate at
    the date of purchase.

(e) The interest rate shown reflects the yield.

The accompanying notes to the financial statements
are an integral part of this schedule.

Balanced Portfolio
Schedule of Investments as of December 31, 2003(a)

       Shares  Common Stock (55.2%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------
Communications Services (1.9%)
-------------------------------------------------------------------------------------------------------------------------
       12,900  ALLTEL Corporation                                                                                $600,882
       32,513  AT&T Corporation                                                                                   660,014
      111,872  AT&T Wireless Services, Inc.(b)                                                                    893,857
       76,100  BellSouth Corporation                                                                            2,153,630
        5,950  CenturyTel, Inc.                                                                                   194,089
       11,700  Citizens Communications Company(b)                                                                 145,314
       45,300  Nextel Communications, Inc.(b)                                                                   1,271,118
       72,818  Qwest Communications International, Inc.(b)                                                        314,574
      136,462  SBC Communications, Inc.                                                                         3,557,564
       37,200  Sprint Corporation (eON Group)                                                                     610,824
       42,600  Sprint Corporation (PCS Group)(b)                                                                  239,412
      113,770  Verizon Communications, Inc.                                                                     3,991,052
-------------------------------------------------------------------------------------------------------------------------
               Total Communications Services                                                                   14,632,330
=========================================================================================================================

Consumer Discretionary (6.2%)
-------------------------------------------------------------------------------------------------------------------------
        2,800  American Greetings Corporation(b)                                                                   61,236
       11,300  Autonation, Inc.(b)                                                                                207,581
        3,700  AutoZone, Inc.(b)                                                                                  315,277
       12,200  Bed Bath & Beyond, Inc.(b)                                                                         528,870
       13,250  Best Buy Company, Inc.                                                                             692,180
        4,900  Big Lots, Inc.(b)                                                                                   69,629
        3,200  Black & Decker Corporation                                                                         157,824
        3,600  Boise Cascade Corporation                                                                          118,296
        3,800  Brunswick Corporation                                                                              120,954
       25,900  Carnival Corporation                                                                             1,029,007
        2,600  Centex Corporation                                                                                 279,890
        8,600  Circuit City Stores, Inc. (Circuit City Group)                                                      87,118
       25,300  Clear Channel Communications, Inc.(c)                                                            1,184,799
       92,777  Comcast Corporation(b)                                                                           3,049,580
        3,100  Cooper Tire & Rubber Company                                                                        66,278
        6,079  Dana Corporation                                                                                   111,550
        6,700  Darden Restaurants, Inc.                                                                           140,968
       23,076  Delphi Corporation                                                                                 235,606
        3,500  Dillard's, Inc.(d)                                                                                  57,610
       13,822  Dollar General Corporation                                                                         290,124
        3,500  Dow Jones & Company, Inc.                                                                          174,475
       11,800  Eastman Kodak Company                                                                              302,906
       26,600  eBay, Inc.                                                                                       1,718,094
        7,100  Family Dollar Stores, Inc.                                                                         254,748
        7,400  Federated Department Stores, Inc.                                                                  348,762
       75,500  Ford Motor Company                                                                               1,208,000
        6,000  Fortune Brands, Inc.                                                                               428,940
       11,100  Gannett Company, Inc.                                                                              989,676
       36,900  Gap, Inc.                                                                                          856,449
       23,100  General Motors Corporation                                                                       1,233,540
        7,300  Genuine Parts Company                                                                              242,360
        7,200  Goodyear Tire & Rubber Company(d)                                                                   56,592
       12,500  Harley-Davidson, Inc.                                                                              594,125
        4,600  Harrah's Entertainment, Inc.(d)                                                                    228,942
        7,100  Hasbro, Inc.                                                                                       151,088
       15,600  Hilton Hotels Corporation                                                                          267,228
       93,800  Home Depot, Inc.                                                                                 3,328,962
       14,200  International Game Technology                                                                      506,940
       17,000  Interpublic Group of Companies, Inc.                                                               265,200
       11,200  J.C. Penney Company, Inc.                                                                          294,336
        3,700  Johnson Controls, Inc.                                                                             429,644
        5,200  Jones Apparel Group, Inc.                                                                          183,196
        2,100  KB Home(d)                                                                                         152,292
        3,400  Knight Ridder, Inc.                                                                                263,058
       14,000  Kohl's Corporation(b)                                                                              629,160
        8,000  Leggett & Platt, Inc.                                                                              173,040
       21,262  Limited Brands, Inc.                                                                               383,354
        4,500  Liz Claiborne, Inc.                                                                                159,570
       32,400  Lowe's Companies, Inc.                                                                           1,794,636
        9,600  Marriott International, Inc.(d)                                                                    443,520
       17,625  Mattel, Inc.                                                                                       339,634
       11,900  May Department Stores Company(d)                                                                   345,933
        3,300  Maytag Corporation                                                                                  91,905
       52,400  McDonald's Corporation                                                                           1,301,092
        7,900  McGraw-Hill Companies, Inc.                                                                        552,368
        2,200  Meredith Corporation                                                                               107,382
        6,300  New York Times Company                                                                             301,077
       11,226  Newell Rubbermaid, Inc.                                                                            255,616
       10,900  NIKE, Inc.                                                                                         746,214
        5,600  Nordstrom, Inc.                                                                                    192,080
       12,900  Office Depot, Inc.(b)                                                                              215,559
        7,900  Omnicom Group, Inc.                                                                                689,907
        2,600  Pulte Homes, Inc.                                                                                  243,412
        6,800  RadioShack Corporation                                                                             208,624
        2,500  Reebok International, Ltd.                                                                          98,300
       10,400  Sears, Roebuck and Company                                                                         473,096
        6,100  Sherwin-Williams Company                                                                           211,914
        2,500  Snap-On, Inc.                                                                                       80,600
        3,400  Stanley Works                                                                                      128,758
       20,400  Staples, Inc.(b)                                                                                   556,920
       16,100  Starbucks Corporation(b)                                                                           532,266
        8,300  Starwood Hotels & Resorts Worldwide, Inc.                                                          298,551
       37,500  Target Corporation                                                                               1,440,000
        6,000  Tiffany & Company                                                                                  271,200
      186,350  Time Warner, Inc.(b)                                                                             3,352,436
       20,700  TJX Companies, Inc.                                                                                456,435
        8,800  Toys 'R' Us, Inc.(b)                                                                               111,232
       12,900  Tribune Company                                                                                    665,640
        2,500  Tupperware Corporation                                                                              43,350
       13,300  Univision Communications, Inc.(b)                                                                  527,877
        4,500  VF Corporation                                                                                     194,580
       72,025  Viacom, Inc.                                                                                     3,196,470
        5,456  Visteon Corporation                                                                                 56,797
       84,287  Walt Disney Company                                                                              1,966,416
        4,800  Wendy's International, Inc.                                                                        188,352
        2,900  Whirlpool Corporation(d)                                                                           210,685
       12,060  Yum! Brands, Inc.(b)                                                                               414,864
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                    47,934,752
=========================================================================================================================

Consumer Staples (6.1%)
-------------------------------------------------------------------------------------------------------------------------
        1,600  Adolph Coors Company                                                                                89,760
        2,500  Alberto-Culver Company                                                                             157,700
       15,122  Albertson's, Inc.(d)                                                                               342,513
       83,700  Altria Group, Inc.                                                                               4,554,954
       33,500  Anheuser-Busch Companies, Inc.                                                                   1,764,780
       26,641  Archer-Daniels-Midland Company                                                                     405,476
        9,800  Avon Products, Inc.                                                                                661,402
        2,600  Brown-Foreman Corporation                                                                          242,970
       16,900  Campbell Soup Company                                                                              452,920
        8,700  Clorox Company                                                                                     422,472
      101,000  Coca-Cola Company                                                                                5,125,750
       18,700  Coca-Cola Enterprises, Inc.                                                                        408,969
       22,200  Colgate-Palmolive Company                                                                        1,111,110
       22,100  ConAgra Foods, Inc.                                                                                583,219
       18,800  Costco Wholesale Corporation(b)                                                                    698,984
       16,300  CVS Corporation                                                                                    588,756
       15,400  General Mills, Inc.                                                                                697,620
       41,700  Gillette Company                                                                                 1,531,641
       14,450  H.J. Heinz Company                                                                                 526,414
        5,400  Hershey Foods Corporation                                                                          415,746
       16,800  Kellogg Company                                                                                    639,744
       20,880  Kimberly-Clark Corporation                                                                       1,233,799
       30,700  Kroger Company(b)                                                                                  568,257
        5,800  McCormick & Company, Inc.                                                                          174,580
       10,800  Pepsi Bottling Group, Inc.                                                                         261,144
       70,720  PepsiCo, Inc.                                                                                    3,296,966
       53,500  Procter & Gamble Company                                                                         5,343,580
        3,500  R.J. Reynolds Tobacco Holdings, Inc.(d)                                                            203,525
       18,200  Safeway, Inc.(b)                                                                                   398,762
       32,500  Sara Lee Corporation                                                                               705,575
        5,600  SUPERVALU, Inc.                                                                                    160,104
       26,600  SYSCO Corporation                                                                                  990,318
        6,900  UST, Inc.                                                                                          246,261
      178,400  Wal-Mart Stores, Inc.                                                                            9,464,120
       42,200  Walgreen Company                                                                                 1,535,236
        9,300  William Wrigley Jr. Company(d)                                                                     522,753
        5,900  Winn-Dixie Stores, Inc.(d)                                                                          58,705
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                          46,586,585
=========================================================================================================================

Energy (3.2%)
-------------------------------------------------------------------------------------------------------------------------
        3,700  Amerada Hess Corporation                                                                           196,729
       10,318  Anadarko Petroleum Corporation                                                                     526,321
        6,734  Apache Corporation                                                                                 546,127
        2,900  Ashland, Inc.                                                                                      127,774
       13,920  Baker Hughes, Inc.                                                                                 447,667
        6,600  BJ Services Company(b)                                                                             236,940
        8,267  Burlington Resources, Inc.                                                                         457,826
       44,048  ChevronTexaco Corporation                                                                        3,805,307
       28,040  ConocoPhillips Company                                                                           1,838,583
        9,600  Devon Energy Corporation                                                                           549,696
        4,800  EOG Resources, Inc.                                                                                221,616
      272,472  Exxon Mobil Corporation                                                                         11,171,352
       18,000  Halliburton Company                                                                                468,000
        4,280  Kerr-McGee Corporation                                                                             198,977
       12,800  Marathon Oil Corporation                                                                           423,552
        6,100  Nabors Industries, Ltd.(b)                                                                         253,150
        5,600  Noble Corporation(b)                                                                               200,368
       15,800  Occidental Petroleum Corporation                                                                   667,392
        3,900  Rowan Companies, Inc.(b)                                                                            90,363
       24,100  Schlumberger, Ltd.                                                                               1,318,752
        3,300  Sunoco, Inc.                                                                                       168,795
       13,136  Transocean, Inc.(b)                                                                                315,395
       10,600  Unocal Corporation                                                                                 390,398
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                    24,621,080
=========================================================================================================================

Financials (11.4%)
-------------------------------------------------------------------------------------------------------------------------
       11,500  ACE, Ltd.                                                                                          476,330
       21,200  AFLAC, Inc.                                                                                        767,016
       28,996  Allstate Corporation                                                                             1,247,408
        4,450  Ambac Financial Group, Inc.                                                                        308,786
       53,100  American Express Company                                                                         2,561,013
      107,502  American International Group, Inc.                                                               7,125,233
       14,500  AmSouth Bancorporation                                                                             355,250
       12,850  Aon Corporation                                                                                    307,629
        4,000  Apartment Investment & Management Company                                                          138,000
       61,185  Bank of America Corporation                                                                      4,921,110
       31,800  Bank of New York Company, Inc.                                                                   1,053,216
       46,032  Bank One Corporation                                                                             2,098,599
       22,500  BB&T Corporation                                                                                   869,400
        3,978  Bear Stearns Companies, Inc.                                                                       318,041
        9,500  Capital One Financial Corporation                                                                  582,255
       55,925  Charles Schwab Corporation                                                                         662,152
        9,362  Charter One Financial, Inc.                                                                        323,457
        7,700  Chubb Corporation                                                                                  524,370
        6,700  Cincinnati Financial Corporation                                                                   280,596
      212,589  Citigroup, Inc.                                                                                 10,319,070
        7,300  Comerica, Inc.                                                                                     409,238
        7,567  Countrywide Financial Corporation                                                                  573,931
       16,400  Equity Office Properties Trust                                                                     469,860
       11,400  Equity Residential REIT                                                                            336,414
       28,700  Federal Home Loan Mortgage Corporation                                                           1,673,784
       40,000  Federal National Mortgage Corporation                                                            3,002,400
        4,600  Federated Investors, Inc.                                                                          135,056
       23,516  Fifth Third Bancorp(d)                                                                           1,389,796
        5,300  First Tennessee National Corporation                                                               233,730
       43,459  FleetBoston Financial Corporation                                                                1,896,985
       10,300  Franklin Resources, Inc.(d)                                                                        536,218
        6,300  Golden West Financial Corporation                                                                  650,097
       19,600  Goldman Sachs Group, Inc.                                                                        1,935,108
       11,700  Hartford Financial Services Group, Inc.                                                            690,651
        9,516  Huntington Bancshares, Inc.                                                                        214,110
       84,060  J.P. Morgan Chase & Company                                                                      3,087,524
        9,900  Janus Capital Group, Inc.(d)                                                                       162,459
        5,900  Jefferson-Pilot Corporation(d)                                                                     298,835
       11,900  John Hancock Financial Services, Inc.                                                              446,250
       17,300  KeyCorp                                                                                            507,236
       11,100  Lehman Brothers Holdings, Inc.                                                                     857,142
        7,300  Lincoln National Corporation                                                                       294,701
        7,600  Loews Corporation                                                                                  375,820
       21,800  Marsh & McLennan Companies, Inc.                                                                 1,044,002
        9,500  Marshall & Ilsley Corporation                                                                      363,375
        6,000  MBIA, Inc.                                                                                         355,380
       52,605  MBNA Corporation                                                                                 1,307,234
       17,700  Mellon Financial Corporation                                                                       568,347
       38,900  Merrill Lynch & Company, Inc.                                                                    2,281,485
       31,300  MetLife, Inc.                                                                                    1,053,871
        4,100  MGIC Investment Corporation(d)                                                                     233,454
        6,200  Moody's Corporation                                                                                375,410
       44,590  Morgan Stanley and Company                                                                       2,580,423
       25,000  National City Corporation                                                                          848,500
        6,400  North Fork Bancorporation, Inc.                                                                    259,008
        9,100  Northern Trust Corporation                                                                         422,422
        7,600  Plum Creek Timber Company, Inc., REIT                                                              231,420
       11,400  PNC Financial Services Group, Inc.                                                                 623,922
       13,300  Principal Financial Group, Inc.                                                                    439,831
        9,000  Progressive Corporation                                                                            752,310
        7,500  ProLogis Trust                                                                                     240,675
       11,900  Providian Financial Corporation(b)                                                                 138,516
       22,200  Prudential Financial, Inc.                                                                         927,294
        9,300  Regions Financial Corporation                                                                      345,960
        5,800  SAFECO Corporation                                                                                 225,794
        8,000  Simon Property Group, Inc.                                                                         370,720
       18,600  SLM Corporation                                                                                    700,848
       13,700  SouthTrust Corporation                                                                             448,401
        9,422  St. Paul Companies, Inc.                                                                           373,582
       13,700  State Street Corporation                                                                           713,496
       11,600  SunTrust Banks, Inc.                                                                               829,400
       12,350  Synovus Financial Corporation(d)                                                                   357,162
        5,100  T. Rowe Price Group, Inc.                                                                          241,791
        4,800  Torchmark Corporation                                                                              218,592
       41,418  Travelers Property Casualty Company, Class B                                                       702,863
       79,421  U.S. Bancorp                                                                                     2,365,157
        7,800  Union Planters Corporation                                                                         245,622
       12,158  UNUMProvident Corporation                                                                          191,732
       54,510  Wachovia Corporation                                                                             2,539,621
       37,075  Washington Mutual, Inc.                                                                          1,487,449
       69,760  Wells Fargo & Company                                                                            4,108,166
        5,700  XL Capital, Ltd.                                                                                   442,035
        3,800  Zions Bancorporation(d)                                                                            233,054
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                87,604,600
=========================================================================================================================

Health Care (7.3%)
-------------------------------------------------------------------------------------------------------------------------
       64,400  Abbott Laboratories                                                                              3,001,040
        6,314  Aetna, Inc.                                                                                        426,700
        5,400  Allergan, Inc.                                                                                     414,774
        4,600  AmerisourceBergen Corporation                                                                      258,290
       53,252  Amgen, Inc.(b)                                                                                   3,290,974
        5,700  Anthem, Inc.(b)                                                                                    427,500
        8,600  Applied Biosystems Group                                                                           178,106
        2,300  Bausch & Lomb, Inc.                                                                                119,370
       25,100  Baxter International, Inc.                                                                         766,052
       10,500  Becton, Dickinson and Company                                                                      431,970
       13,530  Biogen Idec, Inc.(b)                                                                               497,633
       10,550  Biomet, Inc.                                                                                       384,126
       33,700  Boston Scientific Corporation                                                                    1,238,812
       79,900  Bristol-Myers Squibb Company                                                                     2,285,140
        2,200  C.R. Bard, Inc.                                                                                    178,750
       17,775  Cardinal Health, Inc.                                                                            1,087,119
        7,700  Chiron Corporation(b)                                                                              438,823
        5,800  CIGNA Corporation                                                                                  333,500
       46,300  Eli Lilly and Company                                                                            3,256,279
        3,200  Express Scripts, Inc.(b)                                                                           212,576
       15,000  Forest Laboratories, Inc.                                                                          927,000
        9,200  Genzyme Corporation(b)                                                                             453,928
       12,400  Guidant Corporation                                                                                746,480
       20,350  HCA, Inc.                                                                                          874,236
        9,800  Health Management Associates, Inc.                                                                 235,200
        6,600  Humana, Inc.(b)                                                                                    150,810
        9,800  IMS Health, Inc.                                                                                   243,628
      122,306  Johnson & Johnson                                                                                6,318,328
        9,933  King Pharmaceuticals, Inc.(b)                                                                      151,578
        3,600  Manor Care, Inc.                                                                                   124,452
       11,980  McKesson Corporation                                                                               385,277
       11,155  Medco Health Solutions, Inc.(b)                                                                    379,158
       10,300  MedImmune, Inc.(b)                                                                                 261,620
       49,900  Medtronic, Inc.                                                                                  2,425,639
       91,700  Merck & Company, Inc.                                                                            4,236,540
        2,100  Millipore Corporation(b,d)                                                                          90,405
      314,551  Pfizer, Inc.                                                                                    11,113,087
        4,200  Quest Diagnostics, Inc.(b)                                                                         307,062
       60,500  Schering-Plough Corporation                                                                      1,052,095
        7,090  St. Jude Medical, Inc.(b)                                                                          434,972
        8,200  Stryker Corporation                                                                                697,082
       19,150  Tenet Healthcare Corporation(b)                                                                    307,358
       24,100  UnitedHealth Group, Inc.                                                                         1,402,138
        4,400  Watson Pharmaceuticals, Inc.(b)                                                                    202,400
        6,200  WellPoint Health Networks, Inc.(b)                                                                 601,338
       54,900  Wyeth Corporation                                                                                2,330,505
        9,890  Zimmer Holdings, Inc.(b)                                                                           696,256
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                               56,376,106
=========================================================================================================================

Industrials (6.0%)
-------------------------------------------------------------------------------------------------------------------------
       32,400  3M Company                                                                                       2,754,972
       13,200  Allied Waste Industries, Inc.(b)                                                                   183,216
        8,100  American Power Conversion Corporation                                                              198,045
        3,000  American Standard Companies, Inc.(b)                                                               302,100
        7,300  Apollo Group, Inc.(b)                                                                              496,400
        4,700  Avery Dennison Corporation                                                                         263,294
       34,628  Boeing Company                                                                                   1,459,224
       15,292  Burlington Northern Santa Fe Corporation                                                           494,696
       14,300  Caterpillar, Inc.                                                                                1,187,186
       41,760  Cendant Corporation(b)                                                                             929,995
        7,000  Cintas Corporation                                                                                 350,910
        3,900  Cooper Industries, Ltd.                                                                            225,927
        2,550  Crane Company                                                                                       78,387
        8,800  CSX Corporation                                                                                    316,272
        1,800  Cummins, Inc.(d)                                                                                    88,092
        6,300  Danaher Corporation                                                                                578,025
        9,900  Deere & Company                                                                                    643,995
        5,100  Delta Air Lines, Inc.(d)                                                                            60,231
        2,100  Deluxe Corporation                                                                                  86,793
        8,300  Dover Corporation                                                                                  329,925
        3,100  Eaton Corporation                                                                                  334,738
       17,400  Emerson Electric Company                                                                         1,126,650
        5,700  Equifax, Inc.                                                                                      139,650
       12,340  FedEx Corporation                                                                                  832,950
        3,500  Fluor Corporation                                                                                  138,740
        8,200  General Dynamics Corporation                                                                       741,198
      413,900  General Electric Company                                                                        12,822,622
        4,800  Goodrich Corporation                                                                               142,512
        7,400  H&R Block, Inc.                                                                                    409,738
       35,537  Honeywell International, Inc.                                                                    1,188,002
       12,700  Illinois Tool Works, Inc.                                                                        1,065,657
        7,100  Ingersoll-Rand Company                                                                             481,948
        3,800  ITT Industries, Inc.                                                                               281,998
       18,600  Lockheed Martin Corporation                                                                        956,040
       19,000  Masco Corporation                                                                                  520,790
        4,600  Monster Worldwide, Inc.(b)                                                                         101,016
        2,800  Navistar International Corporation(b)                                                              134,092
       16,000  Norfolk Southern Corporation                                                                       378,400
        7,553  Northrop Grumman Corporation                                                                       722,067
        4,800  PACCAR, Inc.                                                                                       408,576
        5,200  Pall Corporation                                                                                   139,516
        4,900  Parker-Hannifin Corporation                                                                        291,550
        9,600  Pitney Bowes, Inc.(d)                                                                              389,952
        3,500  Power-One, Inc.(b)                                                                                  37,905
        4,700  R.R. Donnelley & Sons Company                                                                      141,705
       17,100  Raytheon Company                                                                                   513,684
        7,000  Robert Half International, Inc.(b,d)                                                               163,380
        7,600  Rockwell Automation, Inc.                                                                          270,560
        7,200  Rockwell Collins, Inc.                                                                             216,216
        2,700  Ryder System, Inc.                                                                                  92,205
       32,380  Southwest Airlines Company                                                                         522,613
        5,600  Textron, Inc.                                                                                      319,536
        2,500  Thomas & Betts Corporation                                                                          57,225
       82,363  Tyco International, Ltd.                                                                         2,182,620
       10,500  Union Pacific Corporation                                                                          729,540
       46,400  United Parcel Service, Inc.                                                                      3,459,120
       19,400  United Technologies Corporation                                                                  1,838,538
        3,900  W.W. Grainger, Inc.                                                                                184,821
       23,930  Waste Management, Inc.                                                                             708,328
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                               46,214,083
=========================================================================================================================

Information Technology (9.8%)
-------------------------------------------------------------------------------------------------------------------------
       33,100  ADC Telecommunications, Inc.(b)                                                                     98,307
        9,600  Adobe Systems, Inc.                                                                                377,280
       14,300  Advanced Micro Devices, Inc.(b)                                                                    213,070
       19,563  Agilent Technologies, Inc.(b,d)                                                                    572,022
       15,700  Altera Corporation(b)                                                                              356,390
       15,100  Analog Devices, Inc.                                                                               689,315
        6,300  Andrew Corporation(b)                                                                               72,513
       14,900  Apple Computer, Inc.(b)                                                                            318,413
       68,500  Applied Materials, Inc.(b)                                                                       1,537,825
       12,600  Applied Micro Circuits Corporation(b)                                                               75,348
        4,600  Autodesk, Inc.                                                                                     113,068
       24,600  Automatic Data Processing, Inc.                                                                    974,406
       17,139  Avaya, Inc.(b)                                                                                     221,779
        9,300  BMC Software, Inc.(b)                                                                              173,445
       12,400  Broadcom Corporation(b)                                                                            422,716
       19,500  CIENA Corporation(b)                                                                               129,480
      284,600  Cisco Systems, Inc.(b)                                                                           6,912,934
        6,700  Citrix Systems, Inc.(b)                                                                            142,107
       23,875  Computer Associates International, Inc.                                                            652,742
        7,700  Computer Sciences Corporation(b)                                                                   340,571
       15,800  Compuware Corporation(b)                                                                            95,432
        7,900  Comverse Technology, Inc.(b)                                                                       138,961
       19,100  Concord EFS, Inc.(b)                                                                               283,444
        5,800  Convergys Corporation(b)                                                                           101,268
       54,800  Corning, Inc.(b)                                                                                   571,564
      105,500  Dell, Inc.(b)                                                                                    3,582,780
       12,200  Electronic Arts, Inc.                                                                              582,916
       19,800  Electronic Data Systems Corporation                                                                485,892
       99,024  EMC Corporation(b)                                                                               1,279,390
       30,000  First Data Corporation                                                                           1,232,700
        7,950  Fiserv, Inc.(b)                                                                                    314,104
       13,300  Gateway, Inc.(b)                                                                                    61,180
      125,761  Hewlett-Packard Company                                                                          2,888,730
      269,300  Intel Corporation                                                                                8,671,460
       70,900  International Business Machines Corporation                                                      6,571,012
        8,100  Intuit, Inc.(b)                                                                                    428,571
        8,200  Jabil Circuit, Inc.(b)                                                                             232,060
       59,100  JDS Uniphase Corporation(b)                                                                        215,715
        8,000  KLA-Tencor Corporation(b)                                                                          469,360
        5,300  Lexmark International, Inc.(b)                                                                     416,792
       12,900  Linear Technology Corporation                                                                      542,703
       15,600  LSI Logic Corporation(b)                                                                           138,372
      172,875  Lucent Technologies, Inc.(b)                                                                       490,965
       13,500  Maxim Integrated Products, Inc.                                                                    672,300
        3,700  Mercury Interactive Corporation(b)                                                                 179,968
       25,100  Micron Technology, Inc.(b)                                                                         338,097
      445,700  Microsoft Corporation(c)                                                                        12,274,578
        7,850  Molex, Inc.                                                                                        273,886
       95,921  Motorola, Inc.                                                                                   1,349,608
        7,600  National Semiconductor Corporation(b)                                                              299,516
        3,900  NCR Corporation(b)                                                                                 151,320
       14,200  Network Appliance, Inc.(b)                                                                         291,526
       15,300  Novell, Inc.(b)                                                                                    160,956
        6,200  Novellus Systems, Inc.(b)                                                                          260,710
        6,600  NVIDIA Corporation(b)                                                                              153,450
      215,400  Oracle Corporation(b)                                                                            2,843,280
       11,000  Parametric Technology Corporation(b)                                                                43,340
       15,550  Paychex, Inc.                                                                                      578,460
       15,400  PeopleSoft, Inc.(b)                                                                                351,120
        5,200  PerkinElmer, Inc.                                                                                   88,764
        7,100  PMC-Sierra, Inc.(b)                                                                                143,065
        3,900  QLogic Corporation(b)                                                                              201,240
       32,900  QUALCOMM, Inc.                                                                                   1,774,297
        5,885  Sabre Holdings Corporation(d)                                                                      127,057
       21,300  Sanmina-SCI Corporation(b)                                                                         268,593
        6,200  Scientific-Atlanta, Inc.                                                                           169,260
       20,400  Siebel Systems, Inc.(b)                                                                            282,948
       34,400  Solectron Corporation(b)                                                                           203,304
      134,600  Sun Microsystems, Inc.(b)                                                                          604,354
       11,800  SunGard Data Systems, Inc.(b)                                                                      326,978
       12,700  Symantec Corporation                                                                               440,055
        9,500  Symbol Technologies, Inc.                                                                          160,455
        3,600  Tektronix, Inc.                                                                                    113,760
       17,200  Tellabs, Inc.(b)                                                                                   144,996
        7,800  Teradyne, Inc.(b)                                                                                  198,510
       71,300  Texas Instruments, Inc.                                                                          2,094,794
        6,700  Thermo Electron Corporation(b)                                                                     168,840
       13,600  Unisys Corporation(b)                                                                              201,960
       17,600  VERITAS Software Corporation(b)                                                                    654,016
        5,000  Waters Corporation(b)                                                                              165,800
       32,600  Xerox Corporation(b)                                                                               449,880
       14,100  Xilinx, Inc.(b)                                                                                    546,234
       27,000  Yahoo!, Inc.(b)                                                                                  1,219,590
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                    75,159,967
=========================================================================================================================

Materials (1.7%)
-------------------------------------------------------------------------------------------------------------------------
        9,400  Air Products and Chemicals, Inc.                                                                   496,602
       35,664  Alcoa, Inc.                                                                                      1,355,232
        3,381  Allegheny Technologies, Inc.                                                                        44,697
        2,300  Ball Corporation                                                                                   137,011
        2,300  Bemis Company, Inc.                                                                                115,000
       37,877  Dow Chemical Company                                                                             1,574,547
       41,019  E.I. du Pont de Nemours and Company                                                              1,882,362
        3,300  Eastman Chemical Company                                                                           130,449
       10,700  Ecolab, Inc.                                                                                       292,859
        5,250  Engelhard Corporation                                                                              157,238
        7,500  Freeport-McMoRan Copper & Gold, Inc.                                                               315,975
       10,383  Georgia-Pacific Corporation                                                                        318,447
        2,100  Great Lakes Chemical Corporation(d)                                                                 57,099
        4,600  Hercules, Inc.(b)                                                                                   56,120
        4,000  International Flavors and Fragrances, Inc.                                                         139,680
       19,721  International Paper Company                                                                        850,172
        4,300  Louisiana-Pacific Corporation(b)                                                                    76,884
        8,380  Meadwestvaco Corporation                                                                           249,305
       10,733  Monsanto Company                                                                                   308,896
       17,717  Newmont Mining Corporation                                                                         861,223
        3,200  Nucor Corporation                                                                                  179,200
        6,500  Pactiv Corporation(b)                                                                              155,350
        3,720  Phelps Dodge Corporation(b)                                                                        283,055
        7,000  PPG Industries, Inc.                                                                               448,140
       13,400  Praxair, Inc.                                                                                      511,880
        9,111  Rohm and Haas Company                                                                              389,131
        3,464  Sealed Air Corporation(b)                                                                          187,541
        3,000  Sigma-Aldrich Corporation                                                                          171,540
        2,300  Temple-Inland, Inc.                                                                                144,141
        4,200  United States Steel Corporation                                                                    147,084
        4,300  Vulcan Materials Company                                                                           204,551
        9,000  Weyerhaeuser Company                                                                               576,000
        3,600  Worthington Industries, Inc.                                                                        64,908
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                 12,882,319
=========================================================================================================================

Utilities (1.6%)
-------------------------------------------------------------------------------------------------------------------------
       25,600  AES Corporation(b)                                                                                 241,664
        5,300  Allegheny Energy, Inc.(b)                                                                           67,628
        6,800  Ameren Corporation                                                                                 312,800
       16,240  American Electric Power Company, Inc.(d)                                                           495,482
       17,000  Calpine Corporation(b,d)                                                                            81,770
       12,624  CenterPoint Energy, Inc.                                                                           122,327
        7,400  CINergy Corporation                                                                                287,194
        6,700  CMS Energy Corporation                                                                              57,084
        9,400  Consolidated Edison, Inc.                                                                          404,294
        7,000  Constellation Energy Group, Inc.                                                                   274,120
       13,315  Dominion Resources, Inc.                                                                           849,896
        7,000  DTE Energy Company(d)                                                                              275,800
       37,322  Duke Energy Corporation                                                                            763,235
       15,500  Dynegy, Inc.                                                                                        66,340
       13,400  Edison International, Inc.(b)                                                                      293,862
       24,986  El Paso Corporation                                                                                204,635
        9,400  Entergy Corporation                                                                                537,022
       13,487  Exelon Corporation                                                                                 894,997
       13,500  FirstEnergy Corporation                                                                            475,200
        7,600  FPL Group, Inc.                                                                                    497,192
        6,600  KeySpan Corporation                                                                                242,880
        5,200  Kinder Morgan, Inc.                                                                                307,320
        1,900  Nicor, Inc.                                                                                         64,676
       10,834  NiSource, Inc.                                                                                     237,698
       17,100  Pacific Gas & Electric Company(b)                                                                  474,867
        1,600  Peoples Energy Corporation                                                                          67,264
        3,900  Pinnacle West Capital Corporation                                                                  156,078
        7,300  PPL Corporation                                                                                    319,375
       10,091  Progress Energy, Inc.                                                                              456,719
        9,600  Public Service Enterprise Group, Inc.(d)                                                           420,480
        9,387  Sempra Energy                                                                                      282,173
       30,100  Southern Company                                                                                   910,525
        7,800  TECO Energy, Inc.                                                                                  112,398
       13,270  TXU Corporation(d)                                                                                 314,764
       21,300  Williams Companies, Inc.(d)                                                                        209,166
       16,410  Xcel Energy, Inc.                                                                                  278,642
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                 12,057,567
=========================================================================================================================

-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $384,968,276)                                                         424,069,389
=========================================================================================================================

       Shares  Preferred Stock (0.1%)                                                                               Value
-------------------------------------------------------------------------------------------------------------------------
      450,000  Australia & New Zealand Banking Group, Ltd. Capital
               Trust I(b,c)                                                                                      $449,195
-------------------------------------------------------------------------------------------------------------------------
               Total Preferred Stock (cost $449,982)                                                              449,195
=========================================================================================================================

    Principal
       Amount  Long-Term Fixed Income (31.5%)                           Interest Rate     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------

Asset-Backed Securities (0.4%)
-------------------------------------------------------------------------------------------------------------------------
   $1,000,000  California Infrastructure PG&E                                   6.480%       12/26/2009        $1,110,491
    1,000,000  Capital Auto Receivables Asset Trust(e)                          1.183         1/15/2004           999,684
      400,000  GMAC Mortgage Corporation Loan Trust(e)                          1.271         1/25/2004           400,090
      152,542  Green Tree Financial Corporation                                 6.900         7/15/2018           154,902
      400,000  MBNA Credit Card Master Note Trust(c,e)                          1.273         1/15/2004           400,772
-------------------------------------------------------------------------------------------------------------------------
               Total Asset-Backed Securities                                                                    3,065,939
=========================================================================================================================

Basic Materials (0.1%)
-------------------------------------------------------------------------------------------------------------------------
      450,000  Dow Chemical Company                                             5.750        11/15/2009           481,793
      550,000  Weyerhaeuser Company                                             6.750         3/15/2012           600,017
-------------------------------------------------------------------------------------------------------------------------
               Total Basic Materials                                                                            1,081,810
=========================================================================================================================

Capital Goods (0.4%)
-------------------------------------------------------------------------------------------------------------------------
      575,000  Boeing Capital Corporation(c)                                    6.100          3/1/2011           620,610
    1,050,000  General Electric Company(c)                                      5.000          2/1/2013         1,061,902
      250,000  Honeywell International, Inc.(c)                                 8.625         4/15/2006           283,688
      225,000  Hutchison Whampoa International, Ltd.                            5.450        11/24/2010           228,219
      225,000  Hutchison Whampoa International, Ltd.                            6.250         1/24/2014           228,461
      225,000  Northrop Grumman Corporation(c)                                  7.125         2/15/2011           260,232
      225,000  Raytheon Company(d)                                              5.500        11/15/2012           228,253
-------------------------------------------------------------------------------------------------------------------------
               Total Capital Goods                                                                              2,911,365
=========================================================================================================================

Commercial Mortgage-Backed Securities (0.8%)
-------------------------------------------------------------------------------------------------------------------------
    1,000,000  Banc of America Commercial Mortgage, Inc.(c)                     5.118         7/11/2043         1,033,374
    1,000,000  LB-UBS Commercial Mortgage Trust(c)                              3.086         5/15/2027           979,863
      455,803  Morgan Stanley Capital I, Inc.                                   6.250         3/15/2030           467,526
    1,400,000  Morgan Stanley Capital I, Inc.                                   6.550         3/15/2030         1,551,871
    1,900,000  Nationslink Funding Corporation(c)                               6.316         1/20/2031         2,104,628
-------------------------------------------------------------------------------------------------------------------------
               Total Commercial Mortgage-Backed Securities                                                      6,137,262
=========================================================================================================================

Communications Services (1.1%)
-------------------------------------------------------------------------------------------------------------------------
      225,000  AT&T Corporation(c)                                              7.800        11/15/2011           258,970
      450,000  AT&T Wireless Services, Inc.                                     7.875          3/1/2011           520,716
      225,000  British Telecom plc                                              8.125        12/15/2010           273,797
      450,000  Cingular Wireless, Inc.(c)                                       6.500        12/15/2011           492,110
      200,000  Comcast Corporation                                              5.500         3/15/2011           207,884
      450,000  Cox Communications, Inc.                                         3.875         10/1/2008           450,458
      225,000  Deutsche Telekom International Finance(f)                        8.500         6/15/2010           272,051
      400,000  Deutsche Telekom International Finance BV                        5.250         7/22/2013           404,088
      225,000  France Telecom SA(f)                                             9.250          3/1/2011           270,243
    1,000,000  Pacific Bell(c)                                                  7.125         3/15/2026         1,120,941
      500,000  SBC Communications, Inc.                                         5.875          2/1/2012           531,022
    1,050,000  Sprint Capital Corporation                                       7.625         1/30/2011         1,176,984
      425,000  Tele-Communications, Inc. (TCI Group)                            7.875          8/1/2013           503,071
      550,000  Telecom Italia Corporation                                       5.250        11/15/2013           551,095
    1,000,000  Verizon Global Funding Corporation                               7.250         12/1/2010         1,151,387
-------------------------------------------------------------------------------------------------------------------------
               Total Communications Services                                                                    8,184,817
=========================================================================================================================

Consumer Cyclical (0.9%)
-------------------------------------------------------------------------------------------------------------------------
      450,000  AOL Time Warner, Inc.(c)                                         6.875          5/1/2012           506,387
      500,000  DaimlerChrysler North American Holdings
               Corporation(c)                                                   6.500        11/15/2013           526,705
      750,000  Ford Motor Credit Company                                        6.500         1/25/2007           798,918
    1,250,000  Ford Motor Credit Company                                        7.250        10/25/2011         1,355,705
      700,000  General Motors Acceptance Corporation(c)                         8.000         11/1/2031           786,077
      750,000  General Motors Corporation(d)                                    7.125         7/15/2013           822,502
      500,000  Johnson Controls, Inc.(c)                                        7.125         7/15/2017           578,878
      850,000  Target Corporation                                               6.350         1/15/2011           948,493
      475,000  Toyota Motor Credit Corporation                                  2.875          8/1/2008           466,122
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Cyclical                                                                          6,789,787
=========================================================================================================================

Consumer Non-Cyclical (0.3%)
-------------------------------------------------------------------------------------------------------------------------
      425,000  Coca-Cola HBC Finance BV                                         5.125         9/17/2013           426,095
      600,000  ConAgra Foods, Inc.(c)                                           6.000         9/15/2006           648,532
      750,000  General Mills, Inc.(c)                                           6.000         2/15/2012           802,026
      450,000  Safeway, Inc.(c)                                                 4.125         11/1/2008           448,030
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Non-Cyclical                                                                      2,324,683
=========================================================================================================================

Energy (0.3%)
-------------------------------------------------------------------------------------------------------------------------
      325,000  Baker Hughes, Inc.                                               8.000         5/15/2004           332,415
      500,000  Burlington Resources, Inc.(c)                                    6.500         12/1/2011           558,408
      425,000  Pemex Project Funding Master Trust(c)                            9.125        10/13/2010           504,688
      250,000  PennzEnergy Company(c)                                          10.125        11/15/2009           316,688
      250,000  Petro-Canada, Ltd.(c)                                            8.600         1/15/2010           317,642
      500,000  Union Oil Company of California                                  5.050         10/1/2012           505,424
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                     2,535,265
=========================================================================================================================

Financials (3.1%)
-------------------------------------------------------------------------------------------------------------------------
    1,000,000  Allstate Corporation(c)                                          6.750         5/15/2018         1,137,651
      250,000  Associates Corporation of North America(c)                       6.250         11/1/2008           277,763
      725,000  Bank of America Corporation(c)                                   3.875         1/15/2008           739,152
      425,000  Bank One Corporation(c)                                          5.900        11/15/2011           459,105
      700,000  BB&T Corporation(c)                                              6.500          8/1/2011           785,633
    1,150,000  Camden Property Trust                                            7.000         4/15/2004         1,165,484
      650,000  CIT Group, Inc.(c)                                               4.750        12/15/2010           654,068
    1,000,000  Citigroup, Inc.(d)                                               3.500          2/1/2008         1,003,747
    1,250,000  Countrywide Home Loans, Inc.(c)                                  6.935         7/16/2007         1,396,176
      650,000  Credit Suisse First Boston USA, Inc.                             3.875         1/15/2009           649,225
    1,500,000  EOP Operating, LP(c)                                             6.625         2/15/2005         1,575,932
      675,000  Goldman Sachs Group, Inc.(c)                                     6.600         1/15/2012           754,333
      775,000  Honda Auto Receivables Owner Trust(c)                            2.480         7/18/2008           776,461
      525,000  Household Finance Corporation(c)                                 6.375        11/27/2012           575,953
      625,000  International Lease Finance Corporation(c)                       5.875          5/1/2013           658,469
      650,000  JP Morgan Chase & Company(c)                                     4.500        11/15/2010           655,166
      650,000  Lehman Brothers Holdings, Inc.(c)                                3.500          8/7/2008           645,937
    3,000,000  MBIA Global Funding, LLC(c,e)                                    1.250          1/8/2004         2,999,958
      957,000  Morgan Stanley and Company                                       5.878          3/1/2007         1,028,861
      550,000  Morgan Stanley and Company                                       3.625          4/1/2008           550,777
      744,000  Morgan Stanley and Company                                       7.252         9/15/2011           849,819
      396,000  Morgan Stanley and Company                                       7.700          3/1/2032           461,546
      675,000  ProLogis Trust(c)                                                5.500          3/1/2013           694,171
    1,500,000  Student Loan Marketing Association                               7.300          8/1/2012         1,795,630
      450,000  Union Planters Bank NA                                           4.375         12/1/2010           448,150
      500,000  Washington Mutual Bank                                           5.500         1/15/2013           515,774
      525,000  Wells Fargo Company(d)                                           3.500          4/4/2008           526,676
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                23,781,617
=========================================================================================================================

Foreign (1.2%)
-------------------------------------------------------------------------------------------------------------------------
    1,500,000  Canadian Government                                              5.250         11/5/2008         1,625,716
      625,000  European Investment Bank                                         3.000         6/16/2008           622,499
    1,500,000  Export-Import Bank of Korea                                      6.500        11/15/2006         1,619,144
    1,200,000  Inter-American Development Bank(c)                               5.375        11/18/2008         1,305,744
    1,000,000  Ontario Electricity Financial Corporation(c)                     7.450         3/31/2013         1,205,397
      500,000  Province of Newfoundland(c)                                      8.650        10/22/2022           681,411
      750,000  Republic of Italy(d)                                             4.375         6/15/2013           744,941
      875,000  United Mexican States                                            7.500         1/14/2012           987,000
-------------------------------------------------------------------------------------------------------------------------
               Total Foreign                                                                                    8,791,852
=========================================================================================================================

Mortgage-Backed Securities (10.6%)
-------------------------------------------------------------------------------------------------------------------------
       31,486  Federal Home Loan Mortgage Corporation Gold 15-Yr.
               Pass Through                                                     6.500          4/1/2009            33,451
       21,242  Federal Home Loan Mortgage Corporation Gold 15-Yr.
               Pass Through                                                     7.500          8/1/2010            22,665
       23,407  Federal Home Loan Mortgage Corporation Gold 15-Yr.
               Pass Through                                                     7.000         11/1/2010            24,970
      162,611  Federal Home Loan Mortgage Corporation Gold 15-Yr.
               Pass Through                                                     7.000          2/1/2011           173,467
      122,176  Federal Home Loan Mortgage Corporation Gold 15-Yr.
               Pass Through                                                     6.000          5/1/2012           128,350
       40,007  Federal Home Loan Mortgage Corporation Gold 15-Yr.
               Pass Through                                                     7.000          8/1/2012            42,679
       66,321  Federal Home Loan Mortgage Corporation Gold 15-Yr.
               Pass Through                                                     6.500         11/1/2012            70,265
      129,329  Federal Home Loan Mortgage Corporation Gold 15-Yr.
               Pass Through                                                     6.500          8/1/2013           137,023
      249,254  Federal Home Loan Mortgage Corporation Gold 15-Yr.
               Pass Through                                                     6.000          2/1/2014           261,688
      278,719  Federal Home Loan Mortgage Corporation Gold 15-Yr.
               Pass Through                                                     5.500          4/1/2014           290,101
      340,542  Federal Home Loan Mortgage Corporation Gold 15-Yr.
               Pass Through                                                     6.000          4/1/2014           357,629
      128,316  Federal Home Loan Mortgage Corporation Gold 15-Yr.
               Pass Through                                                     6.500          6/1/2014           135,899
      167,061  Federal Home Loan Mortgage Corporation Gold 15-Yr.
               Pass Through                                                     7.500          9/1/2014           178,445
      458,248  Federal Home Loan Mortgage Corporation Gold 15-Yr.
               Pass Through                                                     6.500          7/1/2016           485,422
    3,285,385  Federal Home Loan Mortgage Corporation Gold 15-Yr.
               Pass Through                                                     5.500         12/1/2017         3,407,680
    8,700,000  Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Conventional(g)                                                  6.000          1/1/2034         8,988,188
       75,500  Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     8.000          6/1/2012            80,930
       26,704  Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     6.500          4/1/2024            28,122
      180,589  Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     9.000         11/1/2024           201,308
       10,019  Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     9.000          4/1/2025            11,166
       16,335  Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     7.000          9/1/2025            17,333
       14,591  Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     8.500          9/1/2025            15,896
       20,297  Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     8.000          1/1/2026            22,078
       15,623  Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     6.500          5/1/2026            16,409
       32,009  Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     7.000          5/1/2026            33,951
       56,769  Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     6.000          7/1/2026            58,901
        5,185  Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     7.500          7/1/2026             5,584
        7,172  Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     7.500          8/1/2026             7,724
       20,798  Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     8.000         11/1/2026            22,592
       15,170  Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     7.500          1/1/2027            16,338
       50,989  Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     6.500          2/1/2027            53,521
       39,189  Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     7.000          2/1/2027            41,532
       40,209  Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     8.000          3/1/2027            43,677
       30,717  Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     7.500          4/1/2027            33,045
       44,727  Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     7.000          5/1/2027            47,402
       81,555  Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     8.000          6/1/2027            88,353
       28,017  Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     8.500          7/1/2027            30,396
       34,287  Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     7.000          9/1/2027            36,337
       33,073  Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     8.000         10/1/2027            35,829
       39,104  Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     7.500         11/1/2027            42,066
       39,338  Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     6.500         12/1/2027            41,291
       80,064  Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     7.500         12/1/2027            86,130
       68,648  Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     7.000          3/1/2028            72,711
       17,806  Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     7.500          5/1/2028            19,155
      133,724  Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     6.500          6/1/2028           140,225
       18,231  Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     7.000          7/1/2028            19,310
       79,628  Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     7.000         10/1/2028            84,342
      173,002  Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     6.500         11/1/2028           181,412
       91,654  Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     6.500          1/1/2029            96,110
      261,108  Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     6.000          3/1/2029           270,262
      161,109  Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     6.500          4/1/2029           168,842
      243,248  Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     6.000          5/1/2029           251,776
      208,805  Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     7.000          5/1/2029           221,095
      139,986  Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     6.500          7/1/2029           146,705
      129,304  Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     6.500          8/1/2029           135,510
       59,258  Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     7.000          9/1/2029            62,746
       90,896  Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     7.000         10/1/2029            96,247
       30,944  Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     7.500         11/1/2029            33,241
      105,772  Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     7.000          1/1/2030           111,914
      104,284  Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     7.500          1/1/2030           111,988
       53,686  Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     8.000          8/1/2030            57,906
      295,479  Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     6.000          3/1/2031           305,469
      736,012  Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     6.000          6/1/2031           760,898
      605,829  Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     6.000          1/1/2032           626,313
    1,550,731  Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     6.000         10/1/2032         1,603,162
      197,764  Federal Home Loan Mortgage Corporation Gold 7-Yr.
               Balloon                                                          6.000          4/1/2006           203,567
    6,900,000  Federal National Mortgage Association 15-Yr.
               Conventional(g)                                                  4.500          1/1/2018         6,906,472
    8,250,000  Federal National Mortgage Association 15-Yr.
               Conventional(g)                                                  5.000         1/15/2019         8,412,426
    1,000,000  Federal National Mortgage Association 30-Yr.
               Conventional                                                     7.125         1/15/2030         1,204,506
   24,500,000  Federal National Mortgage Association 30-Yr.
               Conventional(g)                                                  5.500         1/15/2034        24,813,895
       15,765  Federal National Mortgage Association 30-Yr. Pass
               Through                                                          7.500          7/1/2026            16,895
    2,046,193  Federal National Mortgage Association 30-Yr. Pass
               Through                                                          6.500          7/1/2032         2,140,296
      699,544  Federal National Mortgage Association 30-Yr. Pass
               Through                                                          6.500         12/1/2032           731,715
       11,083  Federal National Mortgage Association Conventional
               15-Yr. Pass Through                                              9.000          4/1/2010            12,173
       25,488  Federal National Mortgage Association Conventional
               15-Yr. Pass Through                                              6.000          2/1/2011            26,800
       21,154  Federal National Mortgage Association Conventional
               15-Yr. Pass Through                                              8.000          5/1/2011            22,679
       32,157  Federal National Mortgage Association Conventional
               15-Yr. Pass Through                                              7.000          6/1/2011            34,358
       21,815  Federal National Mortgage Association Conventional
               15-Yr. Pass Through                                              6.500          7/1/2011            23,144
       20,547  Federal National Mortgage Association Conventional
               15-Yr. Pass Through                                              7.500          7/1/2011            21,974
      143,187  Federal National Mortgage Association Conventional
               15-Yr. Pass Through                                              6.500          5/1/2012           151,929
       61,701  Federal National Mortgage Association Conventional
               15-Yr. Pass Through                                              6.500          7/1/2012            65,468
      113,576  Federal National Mortgage Association Conventional
               15-Yr. Pass Through                                              7.000         10/1/2012           121,378
       62,803  Federal National Mortgage Association Conventional
               15-Yr. Pass Through                                              7.000         12/1/2012            67,116
      124,529  Federal National Mortgage Association Conventional
               15-Yr. Pass Through                                              6.000          3/1/2013           130,919
      134,123  Federal National Mortgage Association Conventional
               15-Yr. Pass Through                                              6.500          6/1/2013           142,256
      379,428  Federal National Mortgage Association Conventional
               15-Yr. Pass Through                                              5.500         12/1/2013           395,046
      231,775  Federal National Mortgage Association Conventional
               15-Yr. Pass Through                                              6.000         12/1/2013           243,631
      104,565  Federal National Mortgage Association Conventional
               15-Yr. Pass Through                                              7.500          4/1/2015           111,973
      212,923  Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              6.000         11/1/2013           223,849
       14,707  Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                             10.500          8/1/2020            16,456
       24,138  Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              9.500          4/1/2025            26,898
        7,614  Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              7.500          9/1/2025             8,165
       20,460  Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              8.500         11/1/2025            22,314
       13,199  Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              7.000          1/1/2026            14,016
        4,600  Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              8.000          1/1/2026             5,009
       41,895  Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              6.500          2/1/2026            43,935
       16,069  Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              7.000          3/1/2026            17,053
       30,039  Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              6.500          4/1/2026            31,502
       37,138  Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              6.000          5/1/2026            38,543
       10,374  Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              8.500          5/1/2026            11,295
       91,004  Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              7.500          8/1/2026            97,528
       12,185  Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              8.000          8/1/2026            13,252
       13,535  Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              7.500          9/1/2026            14,505
       37,526  Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              9.000          9/1/2026            41,662
       17,623  Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              7.000         11/1/2026            18,703
       12,793  Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              8.000         11/1/2026            13,914
        9,278  Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              7.500         12/1/2026             9,943
       12,139  Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              7.000          1/1/2027            12,883
        9,654  Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              7.500          2/1/2027            10,346
       29,631  Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              7.000          3/1/2027            31,447
       27,731  Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              7.500          5/1/2027            29,685
       39,336  Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              6.500          7/1/2027            41,227
       21,580  Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              7.000          7/1/2027            22,887
       12,210  Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              8.000          7/1/2027            13,251
       41,984  Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              7.500          8/1/2027            44,942
      143,795  Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              8.000          9/1/2027           156,047
       37,346  Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              7.000         10/1/2027            39,608
      124,941  Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              7.500         12/1/2027           133,745
      105,425  Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              8.000         12/1/2027           114,407
      102,999  Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              6.500          2/1/2028           107,949
       80,011  Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              7.000          2/1/2028            84,858
      400,718  Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              6.500          7/1/2028           419,579
       71,964  Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              7.000          8/1/2028            76,282
      265,925  Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              6.500         11/1/2028           278,442
       18,142  Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              7.000         11/1/2028            19,231
      631,845  Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              6.000         12/1/2028           654,588
      132,627  Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              7.000         12/1/2028           140,586
      200,311  Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              6.000          3/1/2029           207,401
      254,230  Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              6.500          6/1/2029           266,047
      254,155  Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              6.000          7/1/2029           263,152
      172,098  Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              6.500          7/1/2029           180,097
      354,293  Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              7.500          8/1/2029           378,722
      302,728  Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              6.000         11/1/2029           313,444
      240,311  Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              7.000         11/1/2029           254,649
       19,769  Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              7.500          3/1/2030            21,126
      108,142  Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              8.500          4/1/2030           116,856
       30,039  Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              7.500          8/1/2030            32,102
      231,704  Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              6.000          4/1/2031           239,611
      511,774  Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              6.000          5/1/2031           529,240
      489,674  Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              6.500          7/1/2031           512,143
      248,663  Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              6.500         10/1/2031           260,073
      282,468  Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              6.500         12/1/2031           295,430
      366,780  Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              6.500          5/1/2032           383,647
       34,184  Government National Mortgage Association 15-Yr. Pass
               Through                                                          6.500         5/15/2009            36,516
       45,799  Government National Mortgage Association 15-Yr. Pass
               Through                                                          6.000         4/15/2011            48,399
       38,765  Government National Mortgage Association 15-Yr. Pass
               Through                                                          6.500         6/15/2011            41,377
       34,343  Government National Mortgage Association 15-Yr. Pass
               Through                                                          7.500         7/15/2011            36,957
       83,136  Government National Mortgage Association 15-Yr. Pass
               Through                                                          7.000         4/15/2012            89,265
      291,973  Government National Mortgage Association 15-Yr. Pass
               Through                                                          6.000         7/15/2014           308,428
      238,168  Government National Mortgage Association 30-Yr.
               Conventional                                                     7.000         7/15/2028           254,242
      268,191  Government National Mortgage Association 30-Yr.
               Conventional                                                     6.500         1/15/2029           283,050
        4,533  Government National Mortgage Association 30-Yr. Pass
               Through                                                          9.500        12/15/2024             5,075
       35,929  Government National Mortgage Association 30-Yr. Pass
               Through                                                          9.500         1/15/2025            40,238
      120,068  Government National Mortgage Association 30-Yr. Pass
               Through                                                          9.000         3/15/2025           133,627
       17,514  Government National Mortgage Association 30-Yr. Pass
               Through                                                          8.000         6/15/2025            19,130
        9,379  Government National Mortgage Association 30-Yr. Pass
               Through                                                          7.500         8/15/2025            10,100
      115,148  Government National Mortgage Association 30-Yr. Pass
               Through                                                          7.000         1/15/2026           123,126
       22,568  Government National Mortgage Association 30-Yr. Pass
               Through                                                          6.500         3/15/2026            23,863
       57,043  Government National Mortgage Association 30-Yr. Pass
               Through                                                          7.000         4/15/2026            60,996
        7,757  Government National Mortgage Association 30-Yr. Pass
               Through                                                          8.000         4/15/2026             8,466
       68,608  Government National Mortgage Association 30-Yr. Pass
               Through                                                          6.000         5/15/2026            71,547
       48,345  Government National Mortgage Association 30-Yr. Pass
               Through                                                          7.000         5/15/2026            51,695
       23,620  Government National Mortgage Association 30-Yr. Pass
               Through                                                          7.500         5/15/2026            25,416
      131,777  Government National Mortgage Association 30-Yr. Pass
               Through                                                          7.000         6/15/2026           140,908
       38,218  Government National Mortgage Association 30-Yr. Pass
               Through                                                          8.500         6/15/2026            41,801
        5,154  Government National Mortgage Association 30-Yr. Pass
               Through                                                          8.500         7/15/2026             5,637
       12,228  Government National Mortgage Association 30-Yr. Pass
               Through                                                          9.000         8/15/2026            13,571
       88,445  Government National Mortgage Association 30-Yr. Pass
               Through                                                          8.000         9/15/2026            96,535
       51,529  Government National Mortgage Association 30-Yr. Pass
               Through                                                          7.500        10/15/2026            55,446
       49,310  Government National Mortgage Association 30-Yr. Pass
               Through                                                          8.000        11/15/2026            53,821
       13,849  Government National Mortgage Association 30-Yr. Pass
               Through                                                          8.500        11/15/2026            15,147
       19,690  Government National Mortgage Association 30-Yr. Pass
               Through                                                          9.000        12/15/2026            21,853
       20,347  Government National Mortgage Association 30-Yr. Pass
               Through                                                          7.500         1/15/2027            21,868
      124,720  Government National Mortgage Association 30-Yr. Pass
               Through                                                          7.500         4/15/2027           134,047
       32,504  Government National Mortgage Association 30-Yr. Pass
               Through                                                          8.000         6/20/2027            35,167
       25,449  Government National Mortgage Association 30-Yr. Pass
               Through                                                          8.000         8/15/2027            27,723
      158,398  Government National Mortgage Association 30-Yr. Pass
               Through                                                          6.500        10/15/2027           167,296
      140,506  Government National Mortgage Association 30-Yr. Pass
               Through                                                          7.000        10/15/2027           150,070
      160,939  Government National Mortgage Association 30-Yr. Pass
               Through                                                          7.000        11/15/2027           171,894
        7,367  Government National Mortgage Association 30-Yr. Pass
               Through                                                          7.500        11/15/2027             7,918
      111,188  Government National Mortgage Association 30-Yr. Pass
               Through                                                          6.500         7/15/2028           117,398
      170,712  Government National Mortgage Association 30-Yr. Pass
               Through                                                          7.500         7/15/2028           183,335
      277,290  Government National Mortgage Association 30-Yr. Pass
               Through                                                          6.500         9/15/2028           292,776
      331,260  Government National Mortgage Association 30-Yr. Pass
               Through                                                          6.000        12/15/2028           344,804
      473,084  Government National Mortgage Association 30-Yr. Pass
               Through                                                          6.500         3/15/2029           499,296
      208,441  Government National Mortgage Association 30-Yr. Pass
               Through                                                          6.500         4/15/2029           219,990
      232,824  Government National Mortgage Association 30-Yr. Pass
               Through                                                          7.000         4/15/2029           248,303
      405,404  Government National Mortgage Association 30-Yr. Pass
               Through                                                          6.000         6/15/2029           421,723
      211,556  Government National Mortgage Association 30-Yr. Pass
               Through                                                          7.000         6/15/2029           225,621
       82,911  Government National Mortgage Association 30-Yr. Pass
               Through                                                          7.500         8/15/2029            89,014
       27,606  Government National Mortgage Association 30-Yr. Pass
               Through                                                          8.500         9/15/2029            30,038
      119,969  Government National Mortgage Association 30-Yr. Pass
               Through                                                          7.500         1/15/2030           128,761
      193,232  Government National Mortgage Association 30-Yr. Pass
               Through                                                          8.000         5/15/2030           210,217
      254,251  Government National Mortgage Association 30-Yr. Pass
               Through                                                          7.000         9/15/2031           271,054
      504,507  Government National Mortgage Association 30-Yr. Pass
               Through                                                          6.500         2/15/2032           531,898
      247,069  Government National Mortgage Association 30-Yr. Pass
               Through                                                          6.500         7/15/2032           260,483
-------------------------------------------------------------------------------------------------------------------------
               Total Mortgage-Backed Securities                                                                81,694,986
=========================================================================================================================

Technology (0.1%)
-------------------------------------------------------------------------------------------------------------------------
      500,000  International Business Machines Corporation(c)                   7.500         6/15/2013           601,086
-------------------------------------------------------------------------------------------------------------------------
               Total Technology                                                                                   601,086
=========================================================================================================================

Transportation (0.1%)
-------------------------------------------------------------------------------------------------------------------------
      425,000  CSX Corporation(c)                                               5.500          8/1/2013           435,143
      824,179  Delta Air Lines, Inc.                                            6.619         3/18/2011           834,534
-------------------------------------------------------------------------------------------------------------------------
               Total Transportation                                                                             1,269,677
=========================================================================================================================

U.S. Government (11.4%)
-------------------------------------------------------------------------------------------------------------------------
    1,020,000  Federal Home Loan Bank                                           6.625         8/27/2007         1,145,069
    1,000,000  Federal Home Loan Bank                                           2.750         3/14/2008           981,534
    1,000,000  Federal Home Loan Bank                                           5.925          4/9/2008         1,104,580
   10,000,000  Federal Home Loan Mortgage Corporation(e)                        1.145          3/9/2004         9,999,827
    2,000,000  Federal Home Loan Mortgage Corporation                           6.250         7/15/2004         2,054,244
    2,000,000  Federal Home Loan Mortgage Corporation                           2.875        12/15/2006         2,014,338
    6,000,000  Federal National Mortgage Association(e)                         1.040         1/17/2004         5,999,832
    3,400,000  Federal National Mortgage Association(d)                         3.875         3/15/2005         3,499,362
    1,000,000  Federal National Mortgage Association                            5.500          5/2/2006         1,069,789
    2,000,000  Federal National Mortgage Association                            7.120          7/3/2006         2,236,072
    1,000,000  Federal National Mortgage Association                            5.250         1/15/2009         1,076,242
    2,000,000  Federal National Mortgage Association                            6.250          2/1/2011         2,210,908
    1,500,000  Federal National Mortgage Association                            5.625         4/17/2028         1,485,514
    1,000,000  Resolution Funding Corporation(c)                                8.625         1/15/2021         1,335,579
    2,000,000  Tennessee Valley Authority                                       6.375         6/15/2005         2,131,358
      200,000  U.S. Treasury Bonds                                             10.375        11/15/2012           255,164
    1,750,000  U.S. Treasury Bonds                                              7.250         5/15/2016         2,183,057
      925,000  U.S. Treasury Bonds                                              8.875         2/15/2019         1,322,461
      450,000  U.S. Treasury Bonds                                              8.125         8/15/2019           607,851
    2,250,000  U.S. Treasury Bonds(d)                                           7.875         2/15/2021         2,993,643
      600,000  U.S. Treasury Bonds                                              8.000        11/15/2021           810,328
      400,000  U.S. Treasury Bonds                                              7.250         8/15/2022           504,828
      250,000  U.S. Treasury Bonds                                              7.625        11/15/2022           327,442
      625,000  U.S. Treasury Bonds                                              7.125         2/15/2023           780,054
    1,400,000  U.S. Treasury Bonds(d)                                           6.250         8/15/2023         1,595,727
    1,100,000  U.S. Treasury Bonds                                              7.500        11/15/2024         1,434,684
      500,000  U.S. Treasury Bonds                                              6.875         8/15/2025           611,660
    2,325,000  U.S. Treasury Bonds(d)                                           6.125        11/15/2027         2,621,256
    3,250,000  U.S. Treasury Bonds                                              5.250        11/15/2028         3,273,488
    1,200,000  U.S. Treasury Notes                                              7.250         5/15/2004         1,227,374
    1,000,000  U.S. Treasury Notes                                              7.250         8/15/2004         1,037,891
    5,000,000  U.S. Treasury Notes(d)                                           6.500         5/15/2005         5,343,750
    2,000,000  U.S. Treasury Notes                                              5.875        11/15/2005         2,152,110
    1,100,000  U.S. Treasury Notes(d)                                           5.625         2/15/2006         1,185,464
    1,000,000  U.S. Treasury Notes(d)                                           4.625         5/15/2006         1,059,844
    2,000,000  U.S. Treasury Notes(d)                                           6.875         5/15/2006         2,223,360
    1,875,000  U.S. Treasury Notes(d)                                           6.500        10/15/2006         2,088,501
    1,750,000  U.S. Treasury Notes(d)                                           3.500        11/15/2006         1,808,858
    1,000,000  U.S. Treasury Notes(d)                                           4.375         5/15/2007         1,058,945
    2,000,000  U.S. Treasury Notes(d)                                           3.250         8/15/2008         2,012,188
    4,450,000  U.S. Treasury Notes(d)                                           5.500         5/15/2009         4,948,712
    2,000,000  U.S. Treasury Notes(d)                                           6.500         2/15/2010         2,324,062
    1,550,000  U.S. Treasury Notes(d)                                           4.875         2/15/2012         1,641,546
-------------------------------------------------------------------------------------------------------------------------
               Total U.S. Government                                                                           87,778,496
=========================================================================================================================

Utilities (0.7%)
-------------------------------------------------------------------------------------------------------------------------
      475,000   Alliant Energy Resources, Inc.(c)                               7.375         11/9/2009           544,795
      250,000  Columbia Energy Group                                            7.320        11/28/2010           271,021
      450,000  Duke Capital Corporation(d)                                      7.500         10/1/2009           514,598
      450,000  FirstEnergy Corporation                                          6.450        11/15/2011           466,402
      750,000  Niagara Mohawk Power Corporation(c)                              7.750         10/1/2008           870,362
      425,000  Oncor Electric Delivery Company(c)                               6.375         1/15/2015           462,030
      700,000  Public Service Company of Colorado(c)                            7.875         10/1/2012           849,589
    1,000,000  Public Service Electric & Gas Company(c)                         6.375          5/1/2008         1,104,766
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                  5,083,563
=========================================================================================================================

-------------------------------------------------------------------------------------------------------------------------
               Total Long-Term Fixed Income (cost $232,948,382)                                               242,032,205
=========================================================================================================================
    Shares or
    Principal
       Amount  Short-Term Investments (13.2%)                          Interest Rate(h)   Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
   $3,000,000  Amsterdam Funding Corporation                                    1.050%         1/7/2004        $2,999,455
    7,534,000  Amsterdam Funding Corporation                                    1.080         1/20/2004         7,529,706
   14,000,000  Aspen Funding Corporation                                        0.980          1/2/2004        13,999,619
   12,000,000  Asset Securitization Cooperative Corporation(c,e)                1.130          1/2/2004        12,000,000
    6,000,000  Federal Home Loan Mortgage Corporation                           1.041         1/22/2004         5,996,360
    7,000,000  Federal National Mortgage Association                            1.051         1/14/2004         6,997,346
    4,600,000  General Electric Capital Corporation                             1.080         1/21/2004         4,597,240
    8,216,000  JMG Funding, LP                                                  1.070         1/14/2004         8,212,825
    4,381,000  Kitty Hawk Funding Corporation                                   1.050          1/5/2004         4,380,489
    8,129,047  LB Series Fund Money Market Portfolio                            0.729               N/A         8,129,047
    4,000,000  Nieuw Amsterdam Receivables Corporation                          1.100          1/7/2004         3,999,267
   13,480,000  Paradigm Funding, LLC                                            0.980          1/2/2004        13,479,633
    3,900,000  Rabobank USA Finance Corporation                                 0.990         1/20/2004         3,897,777
    5,000,000  Royal Bank of Scotland plc                                       1.070          1/5/2004         4,999,406
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                               101,218,170
=========================================================================================================================
       Shares  Collateral Held for Securities Loaned                    Interest Rate(h)  Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
   47,353,569  State Street Navigator Securities LendingPrime
               Portfolio                                                        1.060%              N/A       $47,353,569
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities Loaned                                                     47,353,569
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $766,938,379)                                                         $815,122,528
=========================================================================================================================

(a) The categories of investments are shown as apercentage of total investments, excluding collateral
    held for securities loaned.

(b) Non-income producing security.

(c) Earmarked as collateral for options, futures or long
    settling trades as discussed in the notes to the
    financial statements.

(d) All or a portion of the security is on loan as
    discussed in item 2(K) of the Notes to Financial
    Statements.

(e) Denotes variable rate obligations for which the
    current yield and next scheduled reset date are
    shown.

(f) Denotes step coupon bonds for which the current
    interest rate and next scheduled reset date are
    shown.

(g) Denotes investments purchased on a when-issued basis.

(h) The interest rate shown reflects the yield or, for
    securities purchased at a discount, the discount rate
    at the date of purchase.

The accompanying notes to the financial statements
are an integral part of this schedule.

High Yield Bond Portfolio
Schedule of Investments as of December 31, 2003(a)

    Principal
       Amount  Long-Term Fixed Income (90.4%)                           Interest Rate    Maturity Date              Value
-------------------------------------------------------------------------------------------------------------------------
Basic Materials (6.0%)
-------------------------------------------------------------------------------------------------------------------------
      $50,000  Abitibi-Consolidated, Inc.                                       6.950%         4/1/2008           $52,393
      100,000  Abitibi-Consolidated, Inc.                                       5.250         6/20/2008            98,267
       75,000  Abitibi-Consolidated, Inc.                                       8.550          8/1/2010            83,520
      330,000  Abitibi-Consolidated, Inc.(b)                                    8.850          8/1/2030           356,739
      120,000  ARCO Chemical Company                                            10.25         11/1/2010           127,200
      100,000  Compass Minerals Group, Inc.                                    10.000         8/15/2011           112,000
       50,000  Equistar Chemicals, LP                                          10.125          9/1/2008            54,750
      170,000  Equistar Chemicals, LP(b)                                        8.750         2/15/2009           177,650
      300,000  Georgia-Pacific Corporation                                      9.875         11/1/2021           313,500
      850,000  Georgia-Pacific Corporation                                      9.625         3/15/2022           884,000
      150,000  Georgia-Pacific Corporation                                      9.500         5/15/2022           156,000
      100,000  Georgia-Pacific Corporation                                      8.000         1/15/2024           102,000
      200,000  Hercules, Inc.                                                  11.125        11/15/2007           239,500
      350,000  ISP Holdings, Inc.                                              10.625        12/15/2009           385,000
      350,000  MDP Acquisitions plc                                             9.625         10/1/2012           392,000
      175,000  Millennium America, Inc.(b)                                      9.250         6/15/2008           190,750
      275,000  Nalco Company(b)                                                 8.875        11/15/2013           291,500
      100,000  OM Group, Inc.                                                   9.250        12/15/2011           104,000
      325,000  Peabody Energy Corporation                                       6.875         3/15/2013           342,875
-------------------------------------------------------------------------------------------------------------------------
               Total Basic Materials                                                                            4,463,644
=========================================================================================================================

Capital Goods (7.6%)
-------------------------------------------------------------------------------------------------------------------------
      450,000  Allied Waste North America, Inc.                                 8.500         12/1/2008           500,625
      100,000  Allied Waste North America, Inc.                                 7.875          1/1/2009           104,250
      315,000  Allied Waste North America, Inc.                                10.000          8/1/2009           340,200
      150,000  Allied Waste North America, Inc.                                 9.250          9/1/2012           170,250
      300,000  Allied Waste North America, Inc.(b)                              7.875         4/15/2013           324,750
      200,000  Building Materials Corporation of America                        7.750         7/15/2005           204,500
      325,000  Crown Euro Holdings SA                                           9.500          3/1/2011           368,062
      150,000  Crown Euro Holdings SA                                          10.875          3/1/2013           176,438
       50,000  Eircom Funding                                                   8.250         8/15/2013            55,375
      400,000  Great Lakes Dredge & Dock Corporation                            7.750        12/15/2013           411,500
      300,000  Greif Brothers Corporation                                       8.875          8/1/2012           330,000
      350,000  Jefferson Smurfit Corporation                                    7.500          6/1/2013           365,750
      350,000  Kappa Beheer BV                                                 10.625         7/15/2009           374,500
      300,000  Koppers Industry, Inc.                                           9.875        10/15/2013           330,750
      400,000  Nortek Holdings, Inc.(c)                                   Zero Coupon         5/15/2011           289,000
      300,000  North American Energy Partnership                                8.750         12/1/2011           315,000
       25,000  Owens-Brockway Glass Container, Inc.                             8.875         2/15/2009            27,406
       60,000  Owens-Brockway Glass Container, Inc.                             7.750         5/15/2011            64,425
      375,000  Owens-Brockway Glass Container, Inc.                             8.750        11/15/2012           417,656
      180,000  Owens-Brockway Glass Container, Inc.(b)                          8.250         5/15/2013           193,275
      300,000  Owens-Illinois, Inc.                                             7.150         5/15/2005           310,125
-------------------------------------------------------------------------------------------------------------------------
               Total Capital Goods                                                                              5,673,837
=========================================================================================================================

Communications Services (24.5%)
-------------------------------------------------------------------------------------------------------------------------
      400,000  ACC Escrow Corporation                                          10.000          8/1/2011           446,000
      150,000  Allbritton Communications Company                                7.750        12/15/2012           155,625
      300,000  American Color Graphics, Inc.                                   10.000         6/15/2010           307,500
      275,000  American Media Operation, Inc.                                  10.250          5/1/2009           293,219
       50,000  American Media, Inc.                                             8.875         1/15/2011            54,250
      450,000  American Tower Escrow Corporation                          Zero Coupon          8/1/2008           310,500
      300,000  Cadmus Communications Corporation                                9.750          6/1/2009           320,250
      633,042  Calpoint Receivable Structured Trust                             7.440        12/10/2006           631,460
      275,000  Canwest Media, Inc.                                             10.625         5/15/2011           314,188
      150,000  CF Cable TV, Inc.                                                9.125         7/15/2007           158,250
      260,000  Charter Communications Holdings, LLC                            10.000          4/1/2009           231,400
      325,000  Charter Communications Holdings, LLC(c)                    Zero Coupon         1/15/2010           264,875
      775,000  Charter Communications Holdings, LLC                            10.250         9/15/2010           813,750
      250,000  Charter Communications Holdings, LLC(c)                    Zero Coupon         1/15/2011           186,250
      300,000  Cincinnati Bell, Inc.                                            7.250         7/15/2013           315,000
      130,000  Crown Castle International Corporation(b)                       10.750          8/1/2011           146,250
      300,000  CSC Holdings, Inc.                                               7.875        12/15/2007           316,500
      500,000  CSC Holdings, Inc.                                               8.125         7/15/2009           537,500
      150,000  CSC Holdings, Inc.                                               8.125         8/15/2009           161,250
      350,000  CSC Holdings, Inc.                                               7.625          4/1/2011           368,375
      200,000  Dex Media West, LLC                                              9.875         8/15/2013           232,500
      510,000  DirecTV Holdings, LLC                                            8.375         3/15/2013           591,600
      311,000  EchoStar DBS Corporation                                         9.375          2/1/2009           326,939
      160,000  Garden State Newspapers, Inc.                                    8.625          7/1/2011           170,000
       50,000  Gaylord Entertainment Company                                    8.000        11/15/2013            52,750
      100,000  General Cable Corporation                                        9.500        11/15/2010           107,000
      335,000  Hollinger International Publishing, Inc.                         9.000        12/15/2010           355,938
       65,000  Houghton Mifflin Company                                         8.250          2/1/2011            69,550
      100,000  Insight Midwest, LP/Insight Capital, Inc.                        9.750         10/1/2009           105,750
      550,000  Insight Midwest, LP/Insight Capital, Inc.                       10.500         11/1/2010           598,126
      525,000  Marconi Corporation plc                                          8.000         4/30/2008           532,875
      500,000  MCI WorldCom, Inc.(d)                                            7.125         6/15/2027           402,500
      570,000  MCI WorldCom, Inc.(d)                                            6.950         8/15/2028           190,950
      450,000  Mediacom Broadband, LLC(b)                                      11.000         7/15/2013           505,125
      650,000  Nextel Communications, Inc.                                      7.375          8/1/2015           698,750
      525,000  Panamsat Corporation                                             8.500          2/1/2012           582,750
      350,000  PRIMEDIA, Inc.                                                   8.000         5/15/2013           357,000
      330,000  Quebecor Media, Inc.                                            11.125         7/15/2011           381,975
      355,000  Qwest Capital Funding, Inc.                                      5.875          8/3/2004           355,888
      100,000  Qwest Capital Funding, Inc.                                      7.000          8/3/2009            99,250
      725,000  Qwest Capital Funding, Inc.                                      7.900         8/15/2010           735,875
      250,000  Qwest Capital Funding, Inc.                                      7.250         2/15/2011           246,250
      100,000  Qwest Capital Funding, Inc.                                      7.750         2/15/2031            92,000
      500,000  Qwest Services Corporation                                      13.500        12/15/2010           607,500
      375,000  Rogers Cantel, Inc.                                              9.375          6/1/2008           392,344
      160,000  Rogers Communications, Inc., Convertible                         2.000        11/26/2005           148,200
      600,000  Rural Cellular Corporation                                       9.875          2/1/2010           639,000
      280,000  Spectrasite, Inc.                                                8.250         5/15/2010           298,900
      170,000  Sprint Capital Corporation                                       8.750         3/15/2032           200,836
      350,000  Time Warner Telecom, Inc.                                        9.750         7/15/2008           360,500
      175,000  Time Warner Telecom, Inc.(b)                                    10.125          2/1/2011           186,375
       75,000  Triton PCS, Inc.(b)                                              8.500          6/1/2013            80,625
      145,000  Vivendi Universal SA                                             9.250         4/15/2010           171,825
      625,000  WorldCom, Inc.(d)                                                8.250         5/15/2031           209,375
      350,000  Young Broadcasting, Inc.                                         9.000         1/15/2006           350,438
       75,000  Young Broadcasting, Inc.                                         8.750         6/15/2007            76,875
      365,000  Young Broadcasting, Inc.(b)                                     10.000          3/1/2011           393,288
-------------------------------------------------------------------------------------------------------------------------
               Total Communications Services                                                                   18,239,814
=========================================================================================================================

Consumer Cyclical (8.6%)
-------------------------------------------------------------------------------------------------------------------------
      275,000  ArvinMeritor, Inc.                                               6.625         6/15/2007           288,750
      500,000  Boyd Gaming Corporation(b)                                       7.750        12/15/2012           535,000
      200,000  Circus & Eldorado Joint Venture/Silver Legacy Capital
               Corporation                                                     10.125          3/1/2012           207,500
      250,000  Dura Operating Corporation                                       8.625         4/15/2012           266,250
      335,000  Extended Stay America, Inc.(b)                                   9.875         6/15/2011           375,200
      300,000  Fiat Finance Luxembourg SA(e)                                    3.250          1/9/2007           297,000
      150,000  General Motors Corporation                                       8.250         7/15/2023           170,311
      175,000  General Motors Corporation                                       8.375         7/15/2033           203,142
      125,000  Hilton Hotels Corporation(b)                                     7.625         12/1/2012           140,469
      365,000  HMH Properties, Inc.                                             7.875          8/1/2008           379,600
       75,000  Host Marriott, LP                                                9.500         1/15/2007            83,438
       50,000  Host Marriott, LP(b)                                             9.250         10/1/2007            55,875
      325,000  Mail-Well, Inc.                                                  9.625         3/15/2012           360,750
      475,000  Mandalay Resort Group                                            9.375         2/15/2010           553,375
      100,000  Mandalay Resort Group(b)                                         7.625         7/15/2013           106,250
      450,000  MGM Mirage, Inc.(b)                                              8.375          2/1/2011           509,625
      190,000  Park Place Entertainment Corporation                             8.875         9/15/2008           215,175
      200,000  Park Place Entertainment Corporation                             7.875         3/15/2010           221,500
       70,000  Park Place Entertainment Corporation(b)                          8.125         5/15/2011            78,488
       90,000  Park Place Entertainment Corporation(b)                          7.000         4/15/2013            96,075
      350,000  Six Flags, Inc.                                                  9.750         4/15/2013           368,375
      175,000  Starwood Hotels & Resorts Worldwide, Inc.                        7.375          5/1/2007           189,000
      150,000  Tenneco Automotive, Inc.                                        10.250         7/15/2013           170,625
      435,000  TRW Automotive, Inc.                                             9.375         2/15/2013           496,988
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Cyclical                                                                          6,368,761
=========================================================================================================================

Consumer Non-Cyclical (8.5%)
-------------------------------------------------------------------------------------------------------------------------
       75,000  Commonwealth Brands, Inc.                                        9.750         4/15/2008          $82,500
      275,000  Commonwealth Brands, Inc.(f)                                    10.625          9/1/2008           302,500
      290,000  DIMON, Inc.                                                      9.625        10/15/2011           323,350
      275,000  Domino's, Inc.                                                   8.250          7/1/2011           294,594
      200,000  Extendicare Health Services, Inc.                                9.350        12/15/2007           206,000
      100,000  Extendicare Health Services, Inc.                                9.500          7/1/2010           111,000
      350,000  Fisher Scientific International, Inc.                            8.000          9/1/2013           375,375
      325,000  Fresenius Medical Care Capital Trust II                          7.875          2/1/2008           347,750
      225,000  Fresenius Medical Care Capital Trust IV                          7.875         6/15/2011           243,000
      400,000  HCA Healthcare Company                                           7.875          2/1/2011           456,204
      250,000  HEALTHSOUTH Corporation                                          8.500          2/1/2008           240,000
      225,000  HEALTHSOUTH Corporation                                          8.375         10/1/2011           212,625
      325,000  Ingles Markets, Inc.                                             8.875         12/1/2011           326,625
      300,000  Moore North American Finance, Inc.                               7.875         1/15/2011           339,750
       98,000  PacifiCare Health Systems, Inc.                                 10.750          6/1/2009           115,640
      275,000  Rayovac Corporation                                              8.500         10/1/2013           291,500
      335,000  Rotech Healthcare, Inc.                                          9.500          4/1/2012           350,075
      425,000  Roundy's, Inc.                                                   8.875         6/15/2012           453,688
      200,000  Tenet Healthcare Corporation                                     6.375         12/1/2011           192,000
       50,000  Tenet Healthcare Corporation                                     6.500          6/1/2012            47,938
      685,000  Tenet Healthcare Corporation                                     7.375          2/1/2013           688,425
      325,000  Xerox Capital Europe plc                                         5.875         5/15/2004           328,250
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Non-Cyclical                                                                      6,328,789
=========================================================================================================================

Energy (4.9%)
-------------------------------------------------------------------------------------------------------------------------
      150,000  Amerigas Partners, LP(g)                                         8.830         4/19/2010           169,500
      275,000  BRL Universal Equipment Corporation                              8.875         2/15/2008           294,938
      350,000  Dresser, Inc.                                                    9.375         4/15/2011           380,625
      525,000  Hanover Equipment Trust                                          8.500          9/1/2008           556,500
      100,000  Illinova Corporation                                             7.125          2/1/2004            99,828
      260,000  Newpark Resources, Inc.                                          8.625        12/15/2007           269,100
      475,000  Pacific Gas & Electric Company(f)                                8.333        10/31/2049           477,969
      215,000  Pride International, Inc.                                        9.375          5/1/2007           221,450
      300,000  SESI, LLC                                                        8.875         5/15/2011           327,000
      385,153  South Point Energy Center, LLC/Broad River Energy,
               LLC/Rockgen Energy, LLC                                          8.400         5/30/2012           369,747
      325,000  Vintage Petroleum, Inc.                                          7.875         5/15/2011           342,875
      150,000  Vintage Petroleum, Inc.                                          8.250          5/1/2012           163,125
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                     3,672,657
=========================================================================================================================

Financials (5.0%)
-------------------------------------------------------------------------------------------------------------------------
      175,000  Arch Western Finance, Inc.                                       6.750          7/1/2013         $179,812
      375,000  Bluewater Finance, Ltd.                                          10.25         2/15/2012           390,000
      233,725  Cedar Brakes II, LLC                                             9.875          9/1/2013           251,839
      250,000  Choctaw Resort Development Enterprise                            9.250          4/1/2009           271,250
      825,000  FINOVA Group, Inc.                                               7.500        11/15/2009           495,000
      550,000  Gemstone Investor, Ltd.                                          7.710        10/31/2004           555,500
      275,000  H&E Equipment Services, LLC                                     11.125         6/15/2012           276,375
       75,000  Host Marriott, LP                                                7.125         11/1/2013            76,500
      325,000  Riggs Capital Trust II                                           8.875         3/15/2027           338,000
      325,000  Universal City Development Services                             11.750          4/1/2010           380,250
      475,000  Ventas Realty, LP, Capital Corporation                           8.750          5/1/2009           521,312
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                 3,735,838
=========================================================================================================================

Foreign (6.4%)
-------------------------------------------------------------------------------------------------------------------------
      548,000  Federal Republic of Brazil(e)                                    2.000         4/15/2004           541,424
    1,110,000  Federal Republic of Brazil                                      10.000          8/7/2011         1,226,550
      250,000  Federal Republic of Brazil                                      11.000         8/17/2040           275,000
      160,000  Republic of Guatemala                                            9.250          8/1/2013           176,800
      300,000  Republic of Panama                                               9.625          2/8/2011           346,500
      350,000  Republic of Panama                                               9.375         7/23/2012           399,000
      162,960  Republic of Panama(e)                                            1.938         1/17/2004           153,590
       25,000  Republic of Panama                                               9.375          4/1/2029            28,125
      225,000  Republic of Peru                                                 9.125         1/15/2008           264,375
      600,000  Republic of Peru                                                 9.125         2/21/2012           669,000
       47,000  Republic of Peru                                                 5.000          3/7/2017            43,461
      525,000  Russian Federation(c)                                            5.000         3/31/2030           503,344
      153,535  Ukraine Government                                              11.000         3/15/2007           170,884
-------------------------------------------------------------------------------------------------------------------------
               Total Foreign                                                                                    4,798,053
=========================================================================================================================

Other (1.8%)
-------------------------------------------------------------------------------------------------------------------------
      325,000  Johnsondiversey, Inc.                                            9.625         5/15/2012           362,375
      275,000  SPX Corporation                                                  7.500          1/1/2013           299,062
      500,000  Tabletop Holdings, Inc.(c)                                 Zero Coupon         5/15/2014           275,000
      350,000  Tenneco Automotive, Inc.                                        10.250         7/15/2013           398,125
-------------------------------------------------------------------------------------------------------------------------
               Total Other                                                                                      1,334,562
=========================================================================================================================

Technology (0.2%)
-------------------------------------------------------------------------------------------------------------------------
      160,000  Xerox Corporation                                                7.125         6/15/2010           171,200
-------------------------------------------------------------------------------------------------------------------------
               Total Technology                                                                                   171,200
=========================================================================================================================

Transportation (1.4%)
-------------------------------------------------------------------------------------------------------------------------
      289,168  Continental Airlines, Inc.                                       7.373        12/15/2015           251,188
       86,796  Continental Airlines, Inc.                                       6.545          2/2/2019            85,783
      250,000  Dunlop Standard Aerospace Holdings plc                          11.875         5/15/2009           267,500
       75,000  JET Equipment Trust(h)                                          10.000         6/15/2012            35,250
       80,562  JET Equipment Trust(h)                                           7.630         8/15/2012            37,193
      150,000  United AirLines, Inc.(i)                                         7.730          7/1/2010           124,107
      150,000  United AirLines, Inc.(i)                                         6.602          9/1/2013           128,397
       42,316  United AirLines, Inc.(i)                                         7.783          1/1/2014            35,086
       87,130  US Airways Pass Through Trust Company                            8.360         1/20/2019            87,951
-------------------------------------------------------------------------------------------------------------------------
               Total Transportation                                                                             1,052,455
=========================================================================================================================

Utilities (15.5%)
-------------------------------------------------------------------------------------------------------------------------
      200,000  AES Corporation                                                  8.875         2/15/2011           218,000
      655,000  AES Corporation(b)                                               8.750         5/15/2013           731,962
      317,912  AES Ironwood, LLC                                                8.857        11/30/2025           338,577
      144,216  AES Red Oak, LLC                                                 8.540        11/30/2019           155,753
      175,000  AmeriGas Eagle Finance Corporation                              10.000         4/15/2006           192,062
      175,000  AmeriGas Eagle Finance Corporation                               8.875         5/20/2011           192,500
      250,000  Calpine Corporation                                              8.500         7/15/2010           243,750
       75,000  Calpine Corporation                                              8.750         7/15/2013            73,125
      500,000  CMS Energy Corporation                                           7.000         1/15/2005           512,500
      200,000  CMS Energy Corporation                                           7.500         1/15/2009           206,000
       75,000  CMS Energy Corporation                                           7.750          8/1/2010            78,844
       50,000  Coastal Corporation                                              9.625         5/15/2012            49,500
      150,000  Dynegy Holdings, Inc.                                           10.125         7/15/2013           172,500
      450,000  Dynegy-Roseton Danskamme                                         7.270         11/8/2010           456,750
      150,000  Dynegy-Roseton Danskamme                                         7.670         11/8/2016           143,250
      150,000  Edison International, Inc.                                       6.875         9/15/2004           154,125
      275,000  Edison Midwest Generation, LLC                                   8.300          7/2/2009           286,698
      475,000  Edison Midwest Generation, LLC                                   8.560          1/2/2016           495,400
      250,000  El Paso CGP Company                                              7.500         8/15/2006           242,812
      150,000  El Paso CGP Company                                              6.500          6/1/2008           136,312
      250,000  El Paso CGP Company(b)                                           7.625          9/1/2008           240,312
      450,000  El Paso Corporation                                              7.375        12/15/2012           414,000
      125,000  El Paso Corporation(b)                                           7.800          8/1/2031           106,406
      101,000  El Paso Energy Partners, LP                                      8.500          6/1/2011           113,625
      175,000  El Paso Natural Gas Corporation(b)                               7.625          8/1/2010           179,812
      450,000  Ferrellgas Partners, LP                                          8.750         6/15/2012           495,000
      150,000  FIMEP SA                                                        10.500         2/15/2013           177,000
       64,000  Gulfterra Energy Partner                                         8.500          6/1/2010            72,640
      100,000  Ipalco Enterprises, Inc.                                         8.375        11/14/2008           111,750
      160,000  Ipalco Enterprises, Inc.                                         8.625        11/14/2011           178,800
      200,000  Leviathan Finance Corporation                                   10.375          6/1/2009           217,000
      250,000  NRG Energy, Inc.                                                 8.000        12/15/2013           262,812
      200,000  PSE&G Energy Holdings, Inc.                                      7.750         4/16/2007           212,250
      120,000  PSE&G Energy Holdings, Inc.                                     10.000         10/1/2009           140,700
      510,000  PSE&G Energy Holdings, Inc.                                      8.500         6/15/2011           565,461
      294,578  Rocky River Private Placement(f,g)                               8.810         4/14/2007           334,500
      350,000  Sonat, Inc.                                                      7.625         7/15/2011           324,188
      180,000  Southern California Edison Company                               8.000         2/15/2007           205,875
      325,000  Teco Energy, Inc.(b)                                             7.500         6/15/2010           347,750
      275,000  Transmontaigne, Inc.                                             9.125          6/1/2010           294,938
      375,000  Williams Companies, Inc.                                         9.250         3/15/2004           379,688
      350,000  Williams Companies, Inc.                                         8.625          6/1/2010           392,875
      210,000  Williams Companies, Inc.                                         7.625         7/15/2019           219,712
      225,000  Williams Companies, Inc.                                         7.875          9/1/2021           237,375
      250,000  Williams Companies, Inc.(b)                                      8.750         3/15/2032           282,500
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                 11,587,389
=========================================================================================================================
               Total Long-Term Fixed Income (cost $63,548,823)                                                 67,426,999
=========================================================================================================================

       Shares  Preferred Stock (0.1%)                                                                               Value
-------------------------------------------------------------------------------------------------------------------------
          550  Dobson Communications Corporation (j)                                                               98,862
-------------------------------------------------------------------------------------------------------------------------
               Total Preferred Stock (cost $94,600)                                                                98,862
=========================================================================================================================

       Shares  Common Stock (0.2%)                                                                                  Value
-------------------------------------------------------------------------------------------------------------------------
       21,410  Dobson Communications Corporation (j)                                                              140,664
          278  Orion Refining Corporation (g,j)                                                                         0
            1  Pathmark Stores, Inc. (j)                                                                                8
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $151,171)                                                                 140,672
=========================================================================================================================

    Shares or
    Principal
       Amount  Short-Term Investments (9.3%)                            Interest Rate(k)  Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
     $500,000  Federal Home Loan Bank                                           1.042%        3/12/2004          $498,974
      400,000  Federal National Mortgage Association                            1.010          2/3/2004           399,630
    1,300,000  Federal National Mortgage Association                            1.067         3/10/2004         1,297,346
      800,000  Federal National Mortgage Association                            1.093         3/24/2004           797,989
      100,000  GE Capital Corporation                                           1.103         3/16/2004            99,771
      400,000  GE Capital Corporation                                           1.103         3/15/2004           399,095
      200,000  HBOS Treasury Services                                           1.109         4/22/2004           199,312
    1,374,999  SSgA Money Market Fund                                           0.710               N/A         1,374,999
    1,900,000  U.S. Treasury Notes                                              1.040         5/13/2004         1,893,618
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (cost $6,959,892)                                                   6,960,734
=========================================================================================================================

       Shares  Collateral Held for Securities Loaned                    Interest Rate(k)  Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
    5,201,390  State Street Navigator Securities Lending Prime
               Portfolio                                                        1.060%              N/A        $5,201,390
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities Loaned                                                      5,201,390
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $75,955,876)                                                           $79,828,657
=========================================================================================================================

(a) The categories of investments are shown as apercentage of total investments, excluding collateral
    held for securities loaned.

(b) All or a portion of the security is on loan as
    discussed in item 2(K) of the Notes to Financial
    Statements.

(c) Denotes step coupon bonds for which the current
    interest rate and next scheduled reset date are
    shown.

(d) Non-income producing and in bankruptcy.

(e) Denotes variable rate obligations for which the
    current yield and next scheduled reset date are
    shown.

(f) Denotes restricted securities. Restricted securities
    are investment securities which cannot be offered for
    public sale without first being registered under the
    Securities Act of 1933. These securities have been
    valued from the date of acquisition through December
    31, 2003, by obtaining quotations from brokers active
    with these securities. The following table indicates
    the acquisition date and cost of restricted
    securities the Portfolio owned as of December 31,
    2003.

                                  Acquisition
Security                             Date              Cost
--------------------------------------------------------------
Commonwealth                        8/5/2003         $272,483
Pacific Gas & Electric             11/1/2000          480,975
Rocky River Portfolio             11/14/2000          291,221

(g) Security is fair valued as discussed in the notes to
    the financial statements.

(h) Non-income producing and in default.

(i) In bankruptcy.

(j) Non-income producing security.

(k) The interest rate shown reflects the yield or, for
    securities purchased at a discount, the discount rate
    at the date of purchase.

The accompanying notes to the financial statements
are an integral part of this schedule.

Bond Index Portfolio
Schedule of Investments as of December 31, 2003(a)

    Principal
       Amount  Long-Term Fixed Income (81.7%)                           Interest Rate     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
Asset-Backed Securities (0.9%)
-------------------------------------------------------------------------------------------------------------------------
   $1,000,000  Citibank Credit Card Issuance Trust(b)                           4.100%        12/7/2006        $1,024,321
      450,000  GMAC Mortgage Corporation Loan Trust(b,c)                        1.271         1/25/2004           450,102
       90,392  Green Tree Financial Corporation                                 6.330         11/1/2029            90,951
      450,000  MBNA Credit Card Master Note Trust(b,c)                          1.273         1/15/2004           450,868
      250,000  PECO Energy Transition Trust                                     6.050          3/1/2009           270,859
      390,460  Vanderbilt Mortgage Finance Corporation                          7.820         11/7/2017           408,690
-------------------------------------------------------------------------------------------------------------------------
               Total Asset-Backed Securities                                                                    2,695,791
=========================================================================================================================

Basic Materials (0.7%)
-------------------------------------------------------------------------------------------------------------------------
      500,000  Alcan, Inc.(b)                                                   5.200         1/15/2014           505,390
      300,000  Codelco, Inc.                                                    6.375        11/30/2012           324,553
      350,000  Dow Chemical Company(d)                                          5.750        11/15/2009           374,728
      650,000  International Paper Company(d)                                   5.850        10/30/2012           677,188
      300,000  Potash Corporation of Saskatchewan, Inc.                         7.750         5/31/2011           352,250
-------------------------------------------------------------------------------------------------------------------------
               Total Basic Materials                                                                            2,234,109
=========================================================================================================================

Capital Goods (1.5%)
-------------------------------------------------------------------------------------------------------------------------
      625,000  Boeing Capital Corporation(b)                                    6.100          3/1/2011           674,576
      250,000  Caterpillar, Inc.(b)                                             9.000         4/15/2006           284,792
    1,400,000  General Electric Company(b)                                      5.000          2/1/2013         1,415,869
      250,000  Hanson plc                                                       6.750         9/15/2005           268,382
      225,000  Hutchison Whampoa International, Ltd.                            5.450        11/24/2010           228,219
      250,000  Hutchison Whampoa International, Ltd.                            6.250         1/24/2014           253,846
      500,000  Lockheed Martin Corporation(b)                                   8.200         12/1/2009           607,176
      200,000  Northrop Grumman Corporation(b)                                  7.125         2/15/2011           231,317
      550,000  Raytheon Company(d)                                              5.500        11/15/2012           557,952
-------------------------------------------------------------------------------------------------------------------------
               Total Capital Goods                                                                              4,522,129
=========================================================================================================================

Commercial Mortgage-Backed Securities (1.6%)
-------------------------------------------------------------------------------------------------------------------------
      700,000  Banc of America Commercial Mortgage, Inc.(b)                     5.118         7/11/2043           723,362
      400,000  GMAC Commercial Mortgage Securities, Inc.(b)                     6.175         5/15/2033           441,460
    1,000,000  J.P. Morgan Chase Commercial Mortgage Securities
               Corporation(b,c)                                                 1.482         1/14/2004         1,000,019
    1,000,000  LB-UBS Commercial Mortgage Trust(b)                              3.086         5/15/2027           979,863
      218,405  Morgan Stanley Capital I, Inc.                                   6.250         3/15/2030           224,023
      500,000  Morgan Stanley Capital I, Inc.(b)                                6.550         3/15/2030           554,240
      271,661  Morgan Stanley Capital I, Inc.                                   6.120         3/15/2031           289,474
      450,000  Nationslink Funding Corporation(b)                               6.316         1/20/2031           498,465
-------------------------------------------------------------------------------------------------------------------------
               Total Commercial Mortgage-Backed Securities                                                      4,710,906
=========================================================================================================================

Communications Services (3.0%)
-------------------------------------------------------------------------------------------------------------------------
      200,000  AT&T Corporation(b)                                              7.800        11/15/2011           230,196
      700,000  AT&T Wireless Services, Inc.(b)                                  7.875          3/1/2011           810,002
      650,000  BellSouth Corporation(b)                                         6.875        10/15/2031           711,189
      200,000  British Telecom plc                                              8.375        12/15/2010           243,375
      400,000  Cingular Wireless, Inc.(b)                                       6.500        12/15/2011           437,431
      225,000  Comcast Corporation(b)                                           5.500         3/15/2011           233,870
      475,000  Cox Communications, Inc.(b)                                      3.875         10/1/2008           475,484
      500,000  Cox Communications, Inc.                                         4.625          6/1/2013           482,050
      200,000  Deutsche Telekom International Finance(e)                        8.500         6/15/2010           241,823
      500,000  Deutsche Telekom International Finance BV(b)                     5.250         7/22/2013           505,110
      200,000  France Telecom SA(b,e)                                           9.250          3/1/2011           240,216
      250,000  Pacific Bell                                                     7.125         3/15/2026           280,235
      400,000  SBC Communications, Inc.(b)                                      5.875          2/1/2012           424,818
    1,150,000  Sprint Capital Corporation(b)                                    7.625         1/30/2011         1,289,078
      425,000  Tele-Communications, Inc. (TCI Group)                            7.875          8/1/2013           503,071
      600,000  Telecom Italia Corporation(b)                                    5.250        11/15/2013           601,195
      500,000  Verizon Global Funding Corporation(b)                            7.375          9/1/2012           579,379
      500,000  Verizon Global Funding Corporation                               7.750         12/1/2030           587,355
-------------------------------------------------------------------------------------------------------------------------
               Total Communications Services                                                                    8,875,877
=========================================================================================================================

Consumer Cyclical (2.7%)
-------------------------------------------------------------------------------------------------------------------------
      500,000  AOL Time Warner, Inc.(b)                                         6.125         4/15/2006           538,264
      700,000  AOL Time Warner, Inc.(b)                                         6.875          5/1/2012           787,714
    1,000,000  DaimlerChrysler North American Holdings
               Corporation(b)                                                   4.750         1/15/2008         1,023,137
      750,000  Ford Motor Credit Company(b)                                     6.500         1/25/2007           798,918
    1,550,000  Ford Motor Credit Company(b)                                     7.250        10/25/2011         1,681,074
    1,000,000  General Motors Acceptance Corporation(b)                         6.875         8/28/2012         1,075,826
      600,000  General Motors Acceptance Corporation(b)                         8.000         11/1/2031           673,780
      910,000  Target Corporation(d)                                            6.350         1/15/2011         1,015,445
      525,000  Toyota Motor Credit Corporation(b)                               2.875          8/1/2008           515,187
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Cyclical                                                                          8,109,345
=========================================================================================================================

Consumer Non-Cyclical (1.6%)
-------------------------------------------------------------------------------------------------------------------------
      650,000  Bunge Limited Finance Corporation(b)                             7.800        10/15/2012           750,839
      475,000  Coca-Cola HBC Finance BV(b)                                      5.125         9/17/2013           476,224
      650,000  ConAgra Foods, Inc.(b)                                           6.000         9/15/2006           702,577
      750,000  General Mills, Inc.(b)                                           6.000         2/15/2012           802,026
      250,000  Kimberly-Clark Corporation                                       6.375          1/1/2028           272,604
      650,000  Kraft Foods, Inc.(b)                                             6.250          6/1/2012           708,410
      650,000  Merck & Company, Inc.(b)                                         5.950         12/1/2028           673,338
      475,000  Safeway, Inc.(d)                                                 4.125         11/1/2008           472,920
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Non-Cyclical                                                                      4,858,938
=========================================================================================================================

Energy (1.0%)
-------------------------------------------------------------------------------------------------------------------------
      500,000  Anadarko Finance Company(b)                                      6.750          5/1/2011           566,816
      500,000  Burlington Resources, Inc.(b)                                    6.500         12/1/2011           558,408
      650,000  ConocoPhillips Company(b)                                        4.750        10/15/2012           652,735
      425,000  Pemex Project Funding Master Trust(b)                            9.125        10/13/2010           504,688
      650,000  Union Oil Company of California(b)                               5.050         10/1/2012           657,051
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                     2,939,698
=========================================================================================================================

Financials (8.2%)
-------------------------------------------------------------------------------------------------------------------------
      250,000  African Development Bank(b)                                      6.875        10/15/2015           288,583
      660,000  Allstate Corporation(b)                                          7.200         12/1/2009           769,822
      250,000  Associates Corporation of North America(b)                       6.250         11/1/2008           277,763
      250,000  Avalon Properties, Inc.(b)                                       6.625         1/15/2005           261,985
      200,000  Avalonbay Communities, Inc.                                      6.500         1/15/2005           208,813
    1,075,000  Bank of America Corporation(b,d)                                 3.875         1/15/2008         1,095,984
      425,000  Bank One Corporation(b)                                          5.900        11/15/2011           459,105
      600,000  BB&T Corporation(b)                                              6.500          8/1/2011           673,400
      725,000  CIT Group, Inc.(b)                                               4.750        12/15/2010           729,538
      500,000  Citigroup, Inc.(b)                                               7.250         10/1/2010           582,779
      450,000  Citigroup, Inc.(d)                                               3.500          2/1/2008           451,686
      350,000  Countrywide Home Loans, Inc.                                     6.250         4/15/2009           387,973
      400,000  Countrywide Home Loans, Inc.(b)                                  5.625         7/15/2009           429,329
    1,000,000  Credit Suisse First Boston Mortgage Securities
               Corporation(b)                                                   3.861         3/15/2036         1,005,176
      250,000  Credit Suisse First Boston Mortgage Securities
               Corporation                                                      2.843         5/15/2038           243,268
      725,000  Credit Suisse First Boston USA, Inc.(b)                          3.875         1/15/2009           724,135
      265,000  CS First Boston Mortgage Securities Corporation                  6.480         5/17/2040           293,496
      250,000  EOP Operating, LP                                                6.625         2/15/2005           262,655
      500,000  First Union National Bank(b)                                     7.800         8/18/2010           603,236
      950,000  Goldman Sachs Group, Inc.                                        6.600         1/15/2012         1,061,654
      725,000  Honda Auto Receivables Owner Trust(b)                            2.480         7/18/2008           726,367
      650,000  Household Finance Corporation(b)                                 6.375        11/27/2012           713,085
      850,000  International Lease Finance Corporation                          5.875          5/1/2013           895,518
      350,000  John Deere Capital(d)                                            7.000         3/15/2012           403,196
      725,000  JP Morgan Chase & Company(b)                                     4.500        11/15/2010           730,762
      575,000  Lehman Brothers Holdings, Inc.(d)                                3.500          8/7/2008           571,406
    3,000,000  MBIA Global Funding, LLC(b,c)                                    1.250         10/8/2004         2,999,958
    1,856,000  Morgan Stanley and Company(b)                                    5.878          3/1/2007         1,995,367
      550,000  Morgan Stanley and Company(b)                                    3.625          4/1/2008           550,777
      899,000  Morgan Stanley and Company                                       7.252         9/15/2011         1,026,865
      594,000  Morgan Stanley and Company(b)                                    7.700          3/1/2032           692,319
      300,000  PNC Funding Corporation                                          6.875         7/15/2007           335,781
      600,000  ProLogis Trust(b)                                                5.500          3/1/2013           617,041
      475,000  Union Planters Bank NA                                           4.375         12/1/2010           473,047
      500,000  Washington Mutual Bank                                           5.500         1/15/2013           515,774
      550,000  Wells Fargo Company(d)                                           3.500          4/4/2008           551,756
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                24,609,399
=========================================================================================================================

Foreign (1.9%)
-------------------------------------------------------------------------------------------------------------------------
      350,000  Canadian Government(d)                                           5.250         11/5/2008           379,334
      650,000  European Investment Bank(b)                                      3.000         6/16/2008           647,399
      500,000  Export-Import Bank of Korea(b)                                   6.500        11/15/2006           539,714
      350,000  Inter-American Development Bank                                  5.375        11/18/2008           380,842
      750,000  International Bank for Reconstruction and
               Development(b)                                                   5.000         3/28/2006           798,360
      250,000  Province of Nova Scotia                                          7.250         7/27/2013           298,986
      250,000  Province of Ontario                                              6.000         2/21/2006           269,388
      300,000  Province of Quebec                                               7.500         7/15/2023           367,891
      500,000  Republic of Italy(b)                                             6.000         2/22/2011           557,358
      200,000  Republic of Italy(d)                                             4.375         6/15/2013           198,651
    1,175,000  United Mexican States(b)                                         7.500         1/14/2012         1,325,400
-------------------------------------------------------------------------------------------------------------------------
               Total Foreign                                                                                    5,763,323
=========================================================================================================================

Mortgage-Backed Securities (28.6%)
-------------------------------------------------------------------------------------------------------------------------
       36,151  Federal Home Loan Mortgage Corporation Gold 15-Yr.
               Pass Through                                                     7.500         12/1/2009            38,590
       24,226  Federal Home Loan Mortgage Corporation Gold 15-Yr.
               Pass Through                                                     7.000          1/1/2011            25,843
       37,031  Federal Home Loan Mortgage Corporation Gold 15-Yr.
               Pass Through                                                     6.500         10/1/2012            39,233
       27,193  Federal Home Loan Mortgage Corporation Gold 15-Yr.
               Pass Through                                                     6.500          1/1/2013            28,810
       70,796  Federal Home Loan Mortgage Corporation Gold 15-Yr.
               Pass Through                                                     6.000          9/1/2013            74,357
      125,859  Federal Home Loan Mortgage Corporation Gold 15-Yr.
               Pass Through                                                     5.500          3/1/2014           130,998
      121,100  Federal Home Loan Mortgage Corporation Gold 15-Yr.
               Pass Through                                                     6.000          4/1/2014           127,192
       41,536  Federal Home Loan Mortgage Corporation Gold 15-Yr.
               Pass Through                                                     7.000         10/1/2014            44,340
      345,124  Federal Home Loan Mortgage Corporation Gold 15-Yr.
               Pass Through                                                     7.500          1/1/2015           368,642
       70,537  Federal Home Loan Mortgage Corporation Gold 15-Yr.
               Pass Through                                                     6.500          3/1/2016            74,712
      155,790  Federal Home Loan Mortgage Corporation Gold 15-Yr.
               Pass Through                                                     6.000          9/1/2016           163,467
      361,657  Federal Home Loan Mortgage Corporation Gold 15-Yr.
               Pass Through                                                     6.500         10/1/2016           383,104
      970,441  Federal Home Loan Mortgage Corporation Gold 15-Yr.
               Pass Through                                                     7.000          6/1/2017         1,036,677
    1,261,789  Federal Home Loan Mortgage Corporation Gold 15-Yr.
               Pass Through                                                     6.000          7/1/2017         1,324,073
    1,642,692  Federal Home Loan Mortgage Corporation Gold 15-Yr.
               Pass Through                                                     5.500         12/1/2017         1,703,840
   16,000,000  Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Conventional(f)                                                  6.000          1/1/2034        16,530,000
      125,459  Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     6.000          6/1/2016           131,641
       14,102  Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     6.500          4/1/2024            14,833
       29,656  Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     7.000          5/1/2024            31,489
        8,539  Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     7.500          8/1/2025             9,202
       54,762  Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     8.500         11/1/2025            59,659
       11,887  Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     8.000          1/1/2026            12,931
        6,852  Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     7.000          6/1/2026             7,268
       19,790  Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     7.000          4/1/2027            20,973
      140,818  Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     8.000          5/1/2027           153,174
       19,463  Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     7.500          7/1/2027            20,962
       53,810  Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     7.000          8/1/2027            57,028
       16,261  Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     7.500         10/1/2027            17,493
       23,779  Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     7.000          5/1/2028            25,187
       55,660  Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     6.000          8/1/2028            57,648
       57,507  Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     6.500         10/1/2028            60,303
       43,844  Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     6.500          2/1/2029            45,975
      119,436  Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     6.000          3/1/2029           123,624
       84,242  Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     7.000          7/1/2029            89,201
       74,051  Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     7.500         10/1/2029            79,549
       44,708  Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     7.500         11/1/2029            48,027
      106,726  Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     6.500          5/1/2031           111,789
      250,244  Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     6.000          6/1/2031           258,705
      155,226  Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     7.000          6/1/2031           164,236
      244,548  Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     6.000          7/1/2031           252,816
       82,318  Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     7.000          9/1/2031            87,097
      173,295  Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     6.500         10/1/2031           181,515
    1,105,189  Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     6.000          1/1/2032         1,142,558
      309,402  Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     7.000          5/1/2032           327,369
    1,180,808  Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     6.500          7/1/2032         1,236,913
      959,869  Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     7.000          8/1/2032         1,015,608
      932,038  Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     6.500         10/1/2032           976,323
    1,487,912  Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     6.000         11/1/2032         1,538,220
    7,900,000  Federal National Mortgage Association 15-Yr.
               Conventional(f)                                                  4.500          1/1/2018         7,907,410
    9,600,000  Federal National Mortgage Association 15-Yr.
               Conventional(f)                                                  5.000         1/15/2019         9,789,005
   22,300,000  Federal National Mortgage Association 30-Yr.
               Conventional(f)                                                  5.500         1/15/2034        22,585,708
       29,514  Federal National Mortgage Association 30-Yr. Pass
               Through                                                          6.500          5/1/2026            30,951
       11,227  Federal National Mortgage Association 30-Yr. Pass
               Through                                                          8.000          9/1/2026            12,210
    1,500,307  Federal National Mortgage Association 30-Yr. Pass
               Through                                                          6.500         12/1/2032         1,569,305
       23,756  Federal National Mortgage Association Conventional
               15-Yr. Pass Through                                              6.000          4/1/2011            24,979
       19,291  Federal National Mortgage Association Conventional
               15-Yr. Pass Through                                              7.500          7/1/2011            20,636
       17,321  Federal National Mortgage Association Conventional
               15-Yr. Pass Through                                              8.000          7/1/2012            18,572
       30,810  Federal National Mortgage Association Conventional
               15-Yr. Pass Through                                              6.500         12/1/2012            32,691
       60,751  Federal National Mortgage Association Conventional
               15-Yr. Pass Through                                              6.500          6/1/2013            64,435
      102,336  Federal National Mortgage Association Conventional
               15-Yr. Pass Through                                              6.000         12/1/2013           107,587
       14,707  Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                             10.500          8/1/2020            16,456
       23,945  Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              8.000         12/1/2024            26,128
       28,947  Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              7.000         10/1/2025            30,738
       99,073  Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              6.500         11/1/2025           104,054
       13,978  Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              8.500         12/1/2025            15,244
       28,950  Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              7.500          1/1/2026            31,043
       23,333  Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              7.000          2/1/2026            24,763
       18,183  Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              7.500          2/1/2027            19,487
       14,230  Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              7.000          3/1/2027            15,102
       17,895  Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              6.500          8/1/2027            18,755
       14,012  Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              7.500         11/1/2027            15,000
       25,735  Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              9.000         11/1/2027            28,673
        8,150  Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              7.000          1/1/2028             8,644
      316,089  Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              7.500          2/1/2028           338,361
       47,830  Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              6.000          5/1/2028            49,552
       31,547  Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              6.500          9/1/2028            33,032
       48,564  Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              7.000         10/1/2028            51,478
      188,378  Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              7.500         11/1/2028           201,884
      114,865  Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              6.000         12/1/2028           118,999
       50,644  Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              7.000         12/1/2028            53,683
       48,074  Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              6.500          2/1/2029            50,336
      139,995  Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              6.000          3/1/2029           145,034
      103,756  Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              7.000          3/1/2029           109,947
      200,005  Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              6.500          4/1/2029           209,301
       67,608  Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              6.500          8/1/2029            70,750
       70,859  Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              7.500          8/1/2029            75,745
       61,430  Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              7.000         10/1/2029            65,095
       67,254  Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              7.500         12/1/2029            71,892
       39,494  Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              8.000          4/1/2030            42,699
       23,766  Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              7.500         12/1/2030            25,398
      400,788  Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              6.000          5/1/2031           414,466
      639,493  Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              6.500          4/1/2032           668,903
      733,560  Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              6.500          5/1/2032           767,295
      376,453  Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              7.000          5/1/2032           398,628
    2,520,321  Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              6.500          7/1/2032         2,636,227
      874,169  Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              6.500          8/1/2032           914,372
       39,445  Government National Mortgage Association 15-Yr. Pass
               Through                                                          6.500         6/15/2009            42,135
       61,725  Government National Mortgage Association 15-Yr. Pass
               Through                                                          7.000         9/15/2013            66,293
       37,441  Government National Mortgage Association 30-Yr. Pass
               Through                                                          7.500         3/15/2023            40,396
       33,997  Government National Mortgage Association 30-Yr. Pass
               Through                                                          7.000         1/15/2024            36,454
       10,123  Government National Mortgage Association 30-Yr. Pass
               Through                                                          9.000         9/15/2024            11,291
       17,614  Government National Mortgage Association 30-Yr. Pass
               Through                                                          8.000         6/15/2025            19,239
       23,231  Government National Mortgage Association 30-Yr. Pass
               Through                                                          6.000         5/15/2026            24,226
       79,361  Government National Mortgage Association 30-Yr. Pass
               Through                                                          8.000         7/15/2026            86,621
       15,992  Government National Mortgage Association 30-Yr. Pass
               Through                                                          8.000         9/15/2026            17,454
       20,487  Government National Mortgage Association 30-Yr. Pass
               Through                                                          8.000        10/15/2026            22,361
        3,895  Government National Mortgage Association 30-Yr. Pass
               Through                                                          8.500        12/15/2026             4,260
       27,002  Government National Mortgage Association 30-Yr. Pass
               Through                                                          7.500         3/15/2027            29,021
       16,903  Government National Mortgage Association 30-Yr. Pass
               Through                                                          7.500        10/15/2027            18,167
      105,586  Government National Mortgage Association 30-Yr. Pass
               Through                                                          7.000        11/15/2027           112,774
       52,555  Government National Mortgage Association 30-Yr. Pass
               Through                                                          7.000         1/15/2028            56,102
       45,348  Government National Mortgage Association 30-Yr. Pass
               Through                                                          8.000         4/15/2028            49,372
       53,410  Government National Mortgage Association 30-Yr. Pass
               Through                                                          6.500         7/15/2028            56,393
       60,241  Government National Mortgage Association 30-Yr. Pass
               Through                                                          7.000         8/15/2028            64,307
       81,029  Government National Mortgage Association 30-Yr. Pass
               Through                                                          7.500        11/15/2028            87,020
       63,942  Government National Mortgage Association 30-Yr. Pass
               Through                                                          6.500        12/15/2028            67,513
      168,619  Government National Mortgage Association 30-Yr. Pass
               Through                                                          6.500         3/15/2029           177,961
      126,333  Government National Mortgage Association 30-Yr. Pass
               Through                                                          6.500         4/15/2029           133,333
       89,333  Government National Mortgage Association 30-Yr. Pass
               Through                                                          8.000        10/15/2030            97,185
       80,035  Government National Mortgage Association 30-Yr. Pass
               Through                                                          7.500         1/15/2031            85,876
       71,194  Government National Mortgage Association 30-Yr. Pass
               Through                                                          7.000         4/15/2031            75,899
      244,019  Government National Mortgage Association 30-Yr. Pass
               Through                                                          6.500         6/15/2031           257,401
      192,171  Government National Mortgage Association 30-Yr. Pass
               Through                                                          6.500         7/15/2031           202,709
      263,709  Government National Mortgage Association 30-Yr. Pass
               Through                                                          7.000         9/15/2031           281,137
    1,018,436  Government National Mortgage Association 30-Yr. Pass
               Through                                                          6.500         1/15/2032         1,073,730
      343,575  Government National Mortgage Association 30-Yr. Pass
               Through                                                          6.500         4/15/2032           362,228
    1,482,411  Government National Mortgage Association 30-Yr. Pass
               Through                                                          6.500         7/15/2032         1,562,895
-------------------------------------------------------------------------------------------------------------------------
               Total Mortgage-Backed Securities                                                                85,705,600
=========================================================================================================================

Technology (0.2%)
-------------------------------------------------------------------------------------------------------------------------
      500,000  International Business Machines Corporation(b)                   4.250         9/15/2009           512,930
-------------------------------------------------------------------------------------------------------------------------
               Total Technology                                                                                   512,930
=========================================================================================================================

Transportation (0.5%)
-------------------------------------------------------------------------------------------------------------------------
      500,000  CSX Corporation(b)                                               5.500          8/1/2013           511,934
      299,701  Delta Air Lines, Inc.(b)                                         6.619         3/18/2011           303,467
      500,000  Union Pacific Corporation(b)                                     7.000          2/1/2016           573,367
-------------------------------------------------------------------------------------------------------------------------
               Total Transportation                                                                             1,388,768
=========================================================================================================================

U.S. Government (27.8%)
-------------------------------------------------------------------------------------------------------------------------
      500,000  Federal Home Loan Bank                                           4.125         1/14/2005           514,150
      250,000  Federal Home Loan Bank                                           6.500        11/29/2005           271,481
      600,000  Federal Home Loan Bank                                           5.250         8/15/2006           642,419
      500,000  Federal Home Loan Bank                                           6.625         8/27/2007           561,308
      500,000  Federal Home Loan Bank                                           3.375         2/15/2008           501,894
      500,000  Federal Home Loan Bank                                           2.750         3/14/2008           490,767
      700,000  Federal Home Loan Bank                                           5.925          4/9/2008           773,206
      500,000  Federal Home Loan Bank(d)                                        4.500        11/15/2012           497,938
      850,000  Federal Home Loan Bank                                           4.500         9/16/2013           837,417
    1,000,000  Federal Home Loan Mortgage Corporation                           3.875         2/15/2005         1,027,164
      500,000  Federal Home Loan Mortgage Corporation                           7.000         7/15/2005           540,214
    3,000,000  Federal Home Loan Mortgage Corporation                           2.875         9/15/2005         3,054,849
      500,000  Federal Home Loan Mortgage Corporation                           7.100         4/10/2007           567,332
    1,000,000  Federal Home Loan Mortgage Corporation(d)                        3.500         9/15/2007         1,017,269
    1,150,000  Federal Home Loan Mortgage Corporation                           5.750         4/15/2008         1,262,686
    1,050,000  Federal Home Loan Mortgage Corporation                           6.000         6/15/2011         1,165,389
    1,000,000  Federal Home Loan Mortgage Corporation                           5.125         7/15/2012         1,044,532
    1,000,000  Federal Home Loan Mortgage Corporation                           4.500         1/15/2013           994,949
    1,800,000  Federal National Mortgage Association                            3.000         6/15/2004         1,814,996
    2,000,000  Federal National Mortgage Association(d)                         3.875         3/15/2005         2,058,448
      700,000  Federal National Mortgage Association                            5.500          5/2/2006           748,852
    1,000,000  Federal National Mortgage Association                            4.250         7/15/2007         1,044,387
    1,000,000  Federal National Mortgage Association                            3.250         1/15/2008         1,002,665
    1,500,000  Federal National Mortgage Association                            5.750         2/15/2008         1,647,810
      500,000  Federal National Mortgage Association                            6.000         5/15/2008           554,249
    1,000,000  Federal National Mortgage Association                            5.250         1/15/2009         1,076,242
    1,000,000  Federal National Mortgage Association                            6.250          2/1/2011         1,105,454
    2,000,000  Federal National Mortgage Association                            6.125         3/15/2012         2,227,550
      500,000  Federal National Mortgage Association                            5.960         9/11/2028           518,276
      100,000  Federal National Mortgage Association                            6.250         5/15/2029           108,328
      200,000  Resolution Funding Corporation                                   8.125        10/15/2019           260,942
      250,000  Tennessee Valley Authority                                       6.000         3/15/2013           274,540
      250,000  U.S. Treasury Bonds                                             10.375        11/15/2012           318,955
    1,800,000  U.S. Treasury Bonds                                              7.500        11/15/2016         2,291,625
      350,000  U.S. Treasury Bonds                                              8.750         5/15/2017           490,492
      400,000  U.S. Treasury Bonds                                              8.875         2/15/2019           571,875
      475,000  U.S. Treasury Bonds                                              8.125         8/15/2019           641,621
      250,000  U.S. Treasury Bonds(d)                                           8.125         8/15/2021           340,947
      290,000  U.S. Treasury Bonds                                              7.625        11/15/2022           379,832
    1,950,000  U.S. Treasury Bonds(d)                                           6.250         8/15/2023         2,222,620
      260,000  U.S. Treasury Bonds                                              7.500        11/15/2024           339,107
      350,000  U.S. Treasury Bonds                                              6.875         8/15/2025           428,162
      465,000  U.S. Treasury Bonds                                              6.625         2/15/2027           555,403
      500,000  U.S. Treasury Bonds                                              6.375         8/15/2027           580,703
    1,000,000  U.S. Treasury Bonds                                              5.500         8/15/2028         1,041,602
    5,450,000  U.S. Treasury Bonds                                              5.250        11/15/2028         5,489,387
    1,500,000  U.S. Treasury Bonds(d)                                           5.250         2/15/2029         1,513,242
      800,000  U.S. Treasury Bonds                                              6.125         8/15/2029           906,562
    1,200,000  U.S. Treasury Notes                                              3.375         4/30/2004         1,209,469
    2,500,000  U.S. Treasury Notes(d)                                           3.250         5/31/2004         2,522,950
    1,000,000  U.S. Treasury Notes                                              7.250         8/15/2004         1,037,891
      475,000  U.S. Treasury Notes                                              7.875        11/15/2004           502,183
      460,000  U.S. Treasury Notes                                              7.500         2/15/2005           491,751
    2,200,000  U.S. Treasury Notes(d)                                           1.625         3/31/2005         2,207,564
      400,000  U.S. Treasury Notes                                              6.750         5/15/2005           428,812
      500,000  U.S. Treasury Notes(d)                                           5.625         2/15/2006           538,848
    4,000,000  U.S. Treasury Notes(d)                                           2.000         5/15/2006         4,000,780
      700,000  U.S. Treasury Notes(d)                                           6.500        10/15/2006           779,707
    4,000,000  U.S. Treasury Notes(d)                                           3.500        11/15/2006         4,134,532
    6,750,000  U.S. Treasury Notes(b,d)                                         4.375         5/15/2007         7,147,873
      250,000  U.S. Treasury Notes(d)                                           3.250         8/15/2008           251,524
    1,000,000  U.S. Treasury Notes                                              4.750        11/15/2008         1,070,547
      200,000  U.S. Treasury Notes(d)                                           5.500         5/15/2009           222,414
    2,300,000  U.S. Treasury Notes(d)                                           6.000         8/15/2009         2,605,198
    4,000,000  U.S. Treasury Notes(d)                                           5.000         2/15/2011         4,295,780
    1,400,000  U.S. Treasury Notes(d)                                           4.875         2/15/2012         1,482,687
-------------------------------------------------------------------------------------------------------------------------
               Total U.S. Government                                                                           83,250,348
=========================================================================================================================

Utilities (1.5%)
-------------------------------------------------------------------------------------------------------------------------
      525,000  Alliant Energy Resources, Inc.(b)                                7.375         11/9/2009           602,142
      400,000  CenterPoint Energy Houston Electric, LLC(b)                      5.600          7/1/2023           380,434
      250,000  Columbia Energy Group(b)                                         7.320        11/28/2010           271,021
      500,000  Consumers Energy Company(b)                                      4.000         5/15/2010           483,803
      475,000  Duke Capital Corporation(b)                                      7.500         10/1/2009           543,187
      475,000  FirstEnergy Corporation(b)                                       6.450        11/15/2011           492,313
      400,000  Niagara Mohawk Power Corporation(b)                              7.750         10/1/2008           464,193
      375,000  Oncor Electric Delivery Company                                  6.375         1/15/2015           407,674
      600,000  Public Service Company of Colorado(b)                            7.875         10/1/2012           728,219
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                  4,372,986
-------------------------------------------------------------------------------------------------------------------------
               Total Long-Term Fixed Income (cost $240,464,339)                                               244,550,147
=========================================================================================================================

       Shares  Preferred Stock (0.2%)                                                                               Value
-------------------------------------------------------------------------------------------------------------------------
      475,000  Australia & New Zealand Banking Group, Ltd. Capital
               Trust I(b,g)                                                                                      $474,150
-------------------------------------------------------------------------------------------------------------------------
               Total Preferred Stock (cost $474,981)                                                              474,150
=========================================================================================================================
    Shares or
    Principal
       Amount  Short-Term Investments (18.1%)                           Interest Rate(h)  Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
    2,500,000  Amsterdam Funding Corporation(b)                                 1.100%         1/5/2004        $2,499,694
    4,500,000  Amsterdam Funding Corporation(b)                                 1.080          1/5/2004         4,499,460
    2,000,000  Falcon Asset Securitization Corporation                          1.111         1/27/2004         1,998,397
    3,000,000  Federal National Mortgage Association                            1.051          1/7/2004         2,999,475
    3,500,000  Federal National Mortgage Association                            1.031         1/28/2004         3,497,296
    6,000,000  JMG Funding, LP                                                  1.070         1/14/2004         5,997,682
    5,000,000  Kitty Hawk Funding Corporation                                   1.000          1/2/2004         4,999,861
    3,040,000  Koch Industries, Inc.                                            0.950          1/2/2004         3,039,920
    8,557,421  LB Series Fund Money Market Portfolio                            0.729               N/A         8,557,421
    4,800,000  Paradigm Funding, LLC                                            0.980          1/2/2004         4,799,869
    2,000,000  Rabobank USA Finance Corporation(b)                              0.990         1/20/2004         1,998,870
    3,300,000  Royal Bank of Scotland plc                                       1.100          1/7/2004         3,299,395
    3,080,000  Sheffield Receivables Corporation                                1.120          1/9/2004         3,079,233
    3,000,000  Windmill Funding Corporation                                     1.081         1/13/2004         2,998,920
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                54,265,493
=========================================================================================================================
       Shares  Collateral Held for Securities Loaned                    Interest Rate(h)  Maturity Date     Value
-------------------------------------------------------------------------------------------------------------------------
   40,414,175  State Street Navigator Securities Lending Prime
               Portfolio                                                        1.060%              N/A       $40,414,175
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities Loaned                                                     40,414,175
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $335,618,988)                                                         $339,703,965
=========================================================================================================================

(a) The categories of investments are shown as apercentage of total investments, excluding collateral
    held on securities loaned.

(b) Earmarked as collateral for options, futures or long
    settling trades as discussed in the notes to the
    financial statements.

(c) Denotes variable rate obligations for which the
    current yield and next scheduled reset date are
    shown.

(d) All or a portion of the security is on loan as
    discussed in item 2(K) of the Notes to Financial
    Statements.

(e) Denotes step coupon bonds for which the current
    interest rate and next scheduled reset date are
    shown.

(f) Denotes investments purchased on a when-issued basis.

(g) Non-income producing security.

(h) The interest rate shown reflects the yield or, for
    securities purchased at a discount, the discount rate
    at the date of purchase.

The accompanying notes to the financial statements
are an integral part of this schedule.

Mortgage Securities Portfolio
Schedule of Investments as of December 31, 2003(a)

   Principal
      Amount   Long-Term Fixed Income (65.3%)                           Interest Rate     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
Asset-Backed Securities (6.1%)
-------------------------------------------------------------------------------------------------------------------------
   $1,000,000  Capital Auto Receivables Asset Trust(b,c)                        1.180%        1/15/2004          $999,684
    1,000,000  First National Master Note Trust(b,c)                            1.278         1/15/2004         1,002,554
    1,000,000  MBNA Credit Card Master Note Trust(b,c)                          2.100         1/15/2004         1,000,156
-------------------------------------------------------------------------------------------------------------------------
               Total Asset-Backed Securities                                                                    3,002,394
=========================================================================================================================

Commercial Mortgage-Backed Securities (6.1%)
-------------------------------------------------------------------------------------------------------------------------
      500,000  LB-UBS Commercial Mortgage Trust(b)                              3.086         5/15/2027           489,932
    1,000,000  LB-UBS Commercial Mortgage Trust(b)                              4.830        11/15/2027         1,017,584
      500,000  Morgan Stanley Capital I, Inc.(b)                                4.340         6/13/2041           506,356
    1,000,000  Wachovia Bank Commercial Mortgage Trust(b)                       3.894        11/15/2035         1,004,141
-------------------------------------------------------------------------------------------------------------------------
               Total Commercial-Backed Securities                                                               3,018,013
=========================================================================================================================

Financials (9.1%)
-------------------------------------------------------------------------------------------------------------------------
    1,000,000  Ball Corporation 2003 BBA2(b,c)                                  1.363         1/15/2004         1,000,195
      500,000  Credit Suisse First Boston Mortgage Securities
               Corporation(b)                                                   2.843         5/15/2038           486,536
      800,000  General Electric Capital Corporation(b,c)                        1.260         2/12/2004           800,575
    1,000,000  MBIA Global Funding, LLC(b,c)                                    1.140          2/5/2004           999,934
    1,200,000  Merrill Lynch & Company, Inc.(b,c)                               1.472         1/14/2004         1,203,397
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                 4,490,637
=========================================================================================================================

Mortgage-Backed Securities (44.0%)
-------------------------------------------------------------------------------------------------------------------------
    4,000,000  Federal Home Loan Mortgage Corporation Gold 15-Yr.
               Conventional(d)                                                  5.500          1/1/2019         4,143,752
    3,000,000  Federal Home Loan Mortgage Corporation Gold 15-Yr.
               Conventional(d)                                                  6.500          1/1/2019         3,174,375
    7,500,000  Federal National Mortgage Association 30-Yr.
               Conventional(d)                                                  6.000          1/1/2034         7,750,785
    4,000,000  Federal National Mortgage Association 30-Yr.
               Conventional(d)                                                  5.500         1/15/2034         4,051,251
    2,500,000  Federal National Mortgage Association 30-Yr.
               Conventional(d)                                                  6.000          2/1/2034         2,575,000
-------------------------------------------------------------------------------------------------------------------------
               Total Mortgage-Backed Securities                                                                21,695,163
=========================================================================================================================
-------------------------------------------------------------------------------------------------------------------------
               Total Long-Term Fixed Income (cost $32,124,769)                                                 32,206,207
=========================================================================================================================
   Principal
      Amount   Short-Term Investments (34.7%)                           Interest Rate(e)  Maturity Date     Value
-------------------------------------------------------------------------------------------------------------------------
  $1,500,000   Barton Capital Corporation(b)                                    1.090%         1/5/2004        $1,499,818
    1,000,000  Corporate Receivables Corporation Funding, LLC(b)                1.101         1/14/2004           999,603
      625,000  Delaware Funding Corporation(b)                                  1.091         1/12/2004           624,792
      750,000  JMG Funding, LP                                                  1.070         1/14/2004           749,710
    1,019,000  Kitty Hawk Funding Corporation(b)                                1.150         1/14/2004         1,018,577
    1,000,000  Montauk Funding Corporation(b)                                   1.101         1/26/2004           999,236
    1,115,000  Old Line Funding Corporation(b)                                  1.070          1/6/2004         1,114,834
    1,200,000  Paradigm Funding, LLC(b)                                         1.124          2/4/2004         1,198,730
      991,000  Park Avenue Receivables Corporation                              1.080         1/22/2004           990,376
    1,000,000  Preferred Receivables Funding Corporation                        1.080          1/8/2004           999,790
    1,000,000  Rabobank USA Finance Corporation                                 1.040         1/13/2004           999,653
    1,065,000  Sheffield Receivables Corporation(b)                             1.090          1/2/2004         1,064,968
    1,050,000  Starfish Global Funding, LLC(b)                                  1.101         2/13/2004         1,048,620
      500,000  Thunder Bay Funding, Inc.                                        1.100          1/7/2004           499,908
    1,028,000  Triple A-1 Funding Corporation(b)                                1.090          1/7/2004         1,027,810
    1,180,000  Wal-Mart Funding Corporation(b)                                  1.081         1/20/2004         1,179,327
    1,100,000  Windmill Funding Corporation(b)                                  1.080          1/9/2004         1,099,736
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                17,115,488
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $49,240,257)                                                           $49,321,695
=========================================================================================================================

(a) The categories of investments are shown as apercentage of total investments.

(b) Earmarked as collateral for options, futures or long
    settling trades as discussed in the notes to the
    financial statements.

(c) Denotes variable rate obligations for which the
    current yield and next scheduled reset date are
    shown.

(d) Denotes investments purchased on a when-issued basis.

(e) The interest rate shown reflects the discount rate at
    the date of purchase.

The accompanying notes to the financial statements
are an integral part of this schedule.

AAL Variable Product Series Fund, Inc.
Statement of Assets and Liabilities

                                                           Technology       Small Cap       Small Cap     Small Cap
                                                                Stock           Stock           Index         Value
As of December 31, 2003                                     Portfolio       Portfolio       Portfolio     Portfolio
-------------------------------------------------------------------------------------------------------------------
Assets
Investments at cost                                       $45,095,269    $163,918,599    $435,464,155   $20,010,675
Investments at value                                       48,628,524     194,360,239     497,421,332    22,375,739

Cash                                                               --           4,505          11,416         2,482
Initial margin deposit on open futures contracts                   --              --         546,000            --
Dividends and interest receivable                               9,265         120,105         284,609        11,505
Prepaid expenses                                                1,546           2,486           4,752         1,373
Receivable for investments sold                               275,626       2,037,626         111,315            --
Receivable for fund shares sold                                64,850         103,936         311,721       103,665
Receivable for forward contracts                                   --              --              --            --
Receivable for variation margin                                    --              --              --            --
Total Assets                                               48,979,811     196,628,897     498,691,145    22,494,764

Liabilities
Accrued expenses                                                9,426          14,525          23,126         9,623
Payable for investments purchased                             411,493       5,772,792         970,732            --
Payable upon return of collateral
for securities loaned                                       7,260,672      33,739,348     102,362,568     2,707,178
Payable for fund shares redeemed                              119,526         138,105         244,112           198
Payable for forward contracts                                      --              --              --            --
Payable for variation margin                                       --              --         129,731            --
Payable to affiliate                                           19,703          85,317         113,967         4,510
Total Liabilities                                           7,820,820      39,750,087     103,844,236     2,721,509

Net Assets
Capital stock (beneficial interest)                        37,839,518     125,030,609     337,114,020    17,033,726
Accumulated undistributed net investment income/(loss)           (288)          3,800       1,577,289            38
Accumulated undistributed net realized gain/(loss) on
investments and foreign currency transactions                (213,494)      1,402,761      (5,859,649)       374,427
Net unrealized appreciation/(depreciation) on:
Investments                                                 3,533,255      30,441,640      61,957,177     2,365,064
Futures contracts                                                  --              --          58,072            --
Foreign currency forward contracts                                 --              --              --            --
Foreign currency transactions                                      --              --              --            --
Total Net Assets                                          $41,158,991    $156,878,810    $394,846,909   $19,773,255

Capital shares outstanding                                  5,927,548      12,708,185      24,936,147     1,440,431

Net asset value per share                                       $6.94          $12.34          $15.83        $13.73

AAL Variable Product Series Fund, Inc.
Statement of Assets and Liabilities - continued

                                                              Mid Cap         Mid Cap
                                                                Stock           Index   International
As of December 31, 2003                                     Portfolio       Portfolio       Portfolio
-------------------------------------------------------------------------------------------------------------------
Assets
Investments at cost                                       $84,649,276     $78,112,735    $98,799,267
Investments at value                                       92,802,402      91,251,379    112,955,053

Cash                                                               --              --             --
Initial margin deposit on open futures contracts                   --         179,200             --
Dividends and interest receivable                              41,247          49,119        203,043
Prepaid expenses                                                1,810           1,782          2,067
Receivable for investments sold                               270,316              --             --
Receivable for fund shares sold                               100,033         141,763        522,471
Receivable for forward contracts                                   --              --      3,794,246
Receivable for variation margin                                    --              --             --
Total Assets                                               93,215,808      91,623,243    117,476,880

Liabilities
Accrued expenses                                               12,682          13,844         19,186
Payable for investments purchased                           1,109,594              --      4,245,054
Payable upon return of collateral for securities loaned    18,691,116      15,366,700      3,257,827
Payable for fund shares redeemed                                4,924          19,474         55,029
Payable for forward contracts                                      --              --      3,780,032
Payable for variation margin                                       --          21,297             --
Payable to affiliate                                           34,708          14,461         61,892
Total Liabilities                                          19,853,024      15,435,776     11,419,020

Net Assets
Capital stock (beneficial interest)                        64,474,909      65,167,800    127,678,732
Accumulated undistributed net investment income/(loss)           (435)            (44)      (189,779)
Accumulated undistributed net realized gain/(loss) on
investments and foreign currency transactions                 735,184      (2,172,354)   (35,607,384)
Net unrealized appreciation/(depreciation) on:
Investments                                                 8,153,126      13,138,644     14,155,786
Futures contracts                                                  --          53,421             --
Foreign currency forward contracts                                 --              --         14,214
Foreign currency transactions                                      --              --          6,291

Total Net Assets                                          $73,362,784     $76,187,467   $106,057,860
Capital shares outstanding                                  7,310,569       6,609,172     11,588,773
Net asset value per share                                      $10.04          $11.53          $9.15

AAL Variable Product Series Fund, Inc.
Statement of Assets and Liabilities - continued

                                                                                Large
                                                              Capital         Company     Real Estate
                                                               Growth           Index      Securities
As of December 31, 2003                                     Portfolio       Portfolio       Portfolio
-------------------------------------------------------------------------------------------------------------------
Assets
Investments at cost                                      $271,299,931    $664,091,571    $49,266,200
Investments at value                                      288,750,989     731,220,673     53,937,687

Cash                                                            5,734           3,213          4,186
Initial margin deposit on open futures contracts                   --       1,040,000             --
Dividends and interest receivable                             358,221         952,938        257,958
Prepaid expenses                                                2,987           7,789          1,490
Receivable for investments sold                                    --              --        232,447
Receivable for fund shares sold                               600,884         341,666        120,763
Receivable for forward contracts                                   --              --             --
Receivable for variation margin                                    --          47,125             --
Total Assets                                              289,718,815     733,613,404     54,554,531

Liabilities
Accrued expenses                                               18,801          33,259          9,098
Payable for investments purchased                           3,284,966              --      2,091,889
Payable upon return of collateral for securities loaned     3,813,850       7,470,022        603,726
Payable for fund shares redeemed                               44,410         913,747             15
Payable for forward contracts                                      --              --             --
Payable for variation margin                                       --              --             --
Payable to affiliate                                          143,851         198,725         26,481
Total Liabilities                                           7,305,878       8,615,753      2,731,209

Net Assets
Capital stock (beneficial interest)                       266,316,816     703,035,540     46,900,355
Accumulated undistributed net investment income/(loss)            (88)      8,468,683           (149)
Accumulated undistributed net realized gain/(loss) on
investments and foreign currency transactions              (1,354,849)    (54,272,009)       251,629
Net unrealized appreciation/(depreciation) on:
Investments                                                17,451,058      67,129,102      4,671,487
Futures contracts                                                  --         636,335             --
Foreign currency forward contracts                                 --              --             --
Foreign currency transactions                                      --              --             --

Total Net Assets                                         $282,412,937    $724,997,651     $51,823,322
Capital shares outstanding                                 33,009,098      36,641,892       4,093,212
Net asset value per share                                       $8.56          $19.79          $12.66

The accompanying notes to the financial statements are an integral part of this statement.

AAL Variable Product Series Fund, Inc.
Statement of Assets and Liabilities - continued

                                                                           High Yield            Bond      Mortgage
                                                            Balanced             Bond           Index    Securities
As of December 31, 2003                                     Portfolio       Portfolio       Portfolio     Portfolio
-------------------------------------------------------------------------------------------------------------------
Assets
Investments at cost                                      $766,938,379     $75,955,876    $335,618,988   $49,240,257
Investments at value                                      815,122,528      79,828,657     339,703,965    49,321,695

Cash                                                            9,743              --           7,778           389
Dividends and interest receivable                           2,723,560       1,368,230       2,241,583        16,492
Prepaid expenses                                                8,383           1,485           2,988         1,165
Receivable for investments sold                                    --         301,555              --     4,555,156
Receivable for fund shares sold                               221,200         143,607         112,564       181,543
Total Assets                                              818,085,414      81,643,534     342,068,878    54,076,440

Liabilities
Accrued expenses                                               30,001           9,915          11,675         8,424
Payable for investments purchased                          48,957,734         447,960      56,614,406    26,171,133
Payable upon return of collateral for
securities loaned                                          47,353,569       5,201,390      40,414,175            --
Payable for fund shares redeemed                              420,248              --         151,317            42
Payable to affiliate                                          200,927          18,703          65,501         4,493
Deferred revenue                                               67,076              --          77,637        20,926
Total Liabilities                                          97,029,555       5,677,968      97,334,711    26,205,018

Net Assets
Capital stock (beneficial interest)                       715,302,100      84,696,352     240,120,155    27,761,657
Accumulated undistributed net
investment income/(loss)                                   16,168,541         (29,884)          8,403            --
Accumulated undistributed net realized
gain/(loss) on investments and foreign
currency transactions                                     (58,598,931)    (12,573,683)        520,632        28,327
Net unrealized appreciation/(depreciation) on:
Investments                                                48,184,149       3,872,781       4,084,977        81,438
Total Net Assets                                         $721,055,859     $75,965,566    $244,734,167   $27,871,422

Capital shares outstanding                                 49,883,772      11,270,447      23,128,791     2,788,626
Net asset value per share                                      $14.45           $6.74          $10.58         $9.99

The accompanying notes to the financial statements are an integral part of this statement.

AAL Variable Product Series Fund, Inc.
Statement of Operations

                                                           Technology       Small Cap       Small Cap     Small Cap
                                                                Stock           Stock           Index         Value
For the period ended December 31, 2003                      Portfolio       Portfolio       Portfolio     Portfolio a
-------------------------------------------------------------------------------------------------------------------
Investment Income
Dividends                                                     $84,683        $743,837      $2,861,556       $56,235
Taxable interest                                                6,103          36,231           6,685         4,667
Income from securities loaned                                     640           4,248          23,542           460
Foreign dividend tax withholding                                 (421)           (865)         (1,844)          (97)
Total Investment Income                                        91,005         783,451       2,889,939        61,265

Expenses
Adviser fees                                                  181,984         792,910       1,068,394        53,481
Administrative service and pricing fees                        40,452          41,248          44,022        19,296
Custody fees                                                   22,753          41,664          49,368        21,761
Printing and postage expenses                                   6,730          15,065          73,857           103
Audit and legal fees                                           27,587          27,590          28,987        15,994
Directors' fees and insurance expenses                          5,015           6,778          14,318           750
Other expenses                                                  1,350           1,827           4,278         1,518
Total Expenses Before Reimbursement                           285,871         927,082       1,283,224       112,903

Less:
Reimbursement from adviser                                   (107,909)       (147,408)        (13,877)      (59,455)
Fees paid indirectly                                              (66)            (67)           (127)         (162)
Total Net Expenses                                            177,896         779,607       1,269,220        53,286

Net Investment Income/(Loss)                                  (86,891)          3,844       1,620,719         7,979

Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions
Net realized gains/(losses) on:
Investments                                                 2,137,936       5,888,707      (1,960,875)      961,047
Futures contracts                                                  --              --       1,808,374            --
Change in net unrealized appreciation/
(depreciation) on:
Investments                                                 7,853,486      34,989,443     104,587,686     2,365,064
Futures contracts                                                  --              --          58,072            --

Net Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions               9,991,422      40,878,150     104,493,257     3,326,111

Net Increase in Net Assets Resulting
From Operations                                            $9,904,531     $40,881,994    $106,113,976    $3,334,090

AAL Variable Product Series Fund, Inc.
Statement of Operations - continued

                                                              Mid Cap         Mid Cap                       Capital
                                                                Stock           Index   International        Growth
For the period ended December 31, 2003                      Portfolio       Portfolio       Portfolio     Portfolio
-------------------------------------------------------------------------------------------------------------------
Investment Income
Dividends                                                    $482,166        $577,609      $1,631,501    $2,310,722
Taxable interest                                                2,295           4,789          30,786        47,654
Income from mortgage dollar rolls                                  --              --              --            --
Income from securities loaned                                   1,880           2,714             554           165
Foreign dividend tax withholding                               (1,440)             --        (196,055)           --
Total Investment Income                                       484,901         585,112       1,466,786     2,358,541

Expenses
Adviser fees                                                  341,579         165,245         259,847     1,068,709
Subadviser fees                                                    --              --         327,147            --
Administrative service and pricing fees                        42,599          43,514          57,733        43,472
Custody fees                                                   63,797          53,096          84,141        83,577
Printing and postage expenses                                  13,463           7,395          28,746        21,016
Audit and legal fees                                           27,589          26,965          31,207        27,593
Directors' fees and insurance expenses                          5,848           5,645           6,737         7,978
Other expenses                                                  1,548           1,510             985         2,091
Total Expenses Before Reimbursement                           496,423         303,370         796,543     1,254,436

Less:
Reimbursement from adviser                                   (162,974)       (134,058)       (195,798)     (208,439)
Fees paid indirectly                                              (76)            (61)             (9)          (53)
Total Net Expenses                                            333,373         169,251         600,736     1,045,944

Net Investment Income                                         151,528         415,861         866,050     1,312,597

Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions
Net realized gains/(losses) on:
Investments                                                 3,305,876      (2,035,104)     (2,121,446)    1,126,423
Futures contracts                                                  --         521,285              --            --
Foreign currency transactions                                      --              --          13,649            --
Change in net unrealized appreciation/
(depreciation) on:
Investments                                                11,864,462      16,559,477      22,814,009    32,907,918
Futures contracts                                                  --          57,270              --            --
Foreign currency forward contracts                                 --              --          14,221            --
Foreign currency transactions                                      --              --          (5,839)           --

Net Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions              15,170,338      15,102,928      20,714,594    34,034,341

Net Increase in Net Assets Resulting
From Operations                                           $15,321,866     $15,518,789     $21,580,644   $35,346,938

AAL Variable Product Series Fund, Inc.
Statement of Operations - continued

                                                        Large Company     Real Estate
                                                                Index      Securities        Balanced
For the period ended December 31, 2003                      Portfolio       Portfolio a     Portfolio
-------------------------------------------------------------------------------------------------------------------
Investment Income
Dividends                                                 $10,607,743        $958,450      $6,901,124
Taxable interest                                               98,105          10,919      10,851,428
Income from mortgage dollar rolls                                  --              --         824,340
Income from securities loaned                                   5,148             958           9,935
Foreign dividend tax withholding                                   --          (1,374)             --
Total Investment Income                                    10,710,996         968,953      18,586,827

Expenses
Adviser fees                                                1,921,940         136,812       2,078,597
Subadviser fees                                                    --              --              --
Administrative service and pricing fees                        50,662          19,005          74,686
Custody fees                                                   30,096          15,331          37,885
Printing and postage expenses                                 121,789             251          96,529
Audit and legal fees                                           40,274          16,269          43,175
Directors' fees and insurance expenses                         23,446             797          26,142
Other expenses                                                  7,622             866           8,141
Total Expenses Before Reimbursement                         2,195,829         189,331       2,365,155

Less:
Reimbursement from adviser                                    (17,828)        (52,291)         (8,188)
Fees paid indirectly                                             (151)           (228)           (391)
Total Net Expenses                                          2,177,850         136,812       2,356,576

Net Investment Income                                       8,533,146         832,141      16,230,251

Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions
Net realized gains/(losses) on:
Investments                                                (4,969,123)        777,106     (17,016,047)
Futures contracts                                           2,798,363              --              --
Foreign currency transactions                                      --              --              --
Change in net unrealized appreciation/
(depreciation) on:
Investments                                               146,466,730       4,671,487     105,402,829
Futures contracts                                             850,514              --              --
Foreign currency forward contracts                                 --              --              --
Foreign currency transactions                                      --              --              --

Net Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions             145,146,484       5,448,593      88,386,782

Net Increase in Net Assets Resulting
From Operations                                          $153,679,630      $6,280,734    $104,617,033

AAL Variable Product Series Fund, Inc.
Statement of Operations - continued

                                                           High Yield            Bond        Mortgage
                                                                 Bond           Index      Securities
For the period ended December 31, 2003                      Portfolio       Portfolio       Portfolio a
-------------------------------------------------------------------------------------------------------------------
Investment Income
Dividends                                                      $5,902         $50,445             $68
Taxable interest                                            4,675,071       8,488,150         159,681
Income from mortgage dollar rolls                                  --       1,057,389         353,492
Income from securities loaned                                     699           2,680              --
Foreign dividend tax withholding                                   --              --              --
Total Investment Income                                     4,681,672       9,598,664         513,241

Expenses
Adviser fees                                                   84,887         790,763          74,580
Subadviser fees                                               141,478              --              --
Administrative service and pricing fees                        52,591          62,728          18,765
Custody fees                                                   10,910          17,197           6,484
Printing and postage expenses                                   7,755          20,283             176
Audit and legal fees                                           30,456          25,918          16,269
Directors' fees and insurance expenses                          6,000          11,370             792
Other expenses                                                    506           1,720              97
Total Expenses Before Reimbursement                           334,583         929,979         117,163

Less:
Reimbursement from adviser                                   (100,756)       (152,555)        (42,449)
Fees paid indirectly                                             (154)           (445)           (134)
Total Net Expenses                                            233,673         776,979          74,580
Net Investment Income                                       4,447,999       8,821,685         438,661
Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions

Net realized gains/(losses) on:
Investments                                                 2,886,926       2,646,352          28,327
Futures contracts                                                  --              --              --
Foreign currency transactions                                      --              --              --
Change in net unrealized appreciation/
(depreciation) on:
Investments                                                 5,457,263      (3,781,192)         81,438
Futures contracts                                                  --              --              --
Foreign currency forward contracts                                 --              --              --
Foreign currency transactions                                      --              --              --

Net Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions               8,344,189      (1,134,840)        109,765

Net Increase in Net Assets Resulting
From Operations                                           $12,792,188      $7,686,845        $548,426

a) Since portfolio inception, April 30, 2003.

The accompanying notes to the financial statements are an integral part of this statement.

AAL Variable Product Series Fund, Inc.
Statement of Changes in Net Assets

                                                   Technology                     Small Cap
                                                 Stock Portfolio               Stock Portfolio
                                            ---------------------------      ---------------------------
For the periods ended                         12/31/2003    12/31/2002        12/31/2003     12/31/2002
-----------------------------------------------------------------------------------------------------------------
Operations
Net investment income/(loss)                    $(86,891)     $(42,709)           $3,844        $12,405
Net realized gains/(losses) on:
Investments                                    2,137,936    (1,492,826)        5,888,707     (4,473,402)
Futures contracts                                     --            --                --             --
Change in net unrealized appreciation/
(depreciation) on:
Investments                                    7,853,486    (3,792,431)       34,989,443     (6,356,247)
Futures contracts                                     --            --                --             --

Net Change in Net Assets Resulting
From Operations                                9,904,531    (5,327,966)       40,881,994    (10,817,244)

Distributions to Shareholders
From net investment income                            --            --           (12,405)            --
From net realized gains                               --            --                --       (191,439)

Total Distributions to Shareholders                   --            --           (12,405)      (191,439)

Capital Stock Transactions                    17,975,103     9,855,031        28,111,423     75,224,259

Net Increase/(Decrease) in Net Assets         27,879,634     4,527,065        68,981,012     64,215,576

Net Assets, Beginning of Period               13,279,357     8,752,292        87,897,798     23,682,222

Net Assets, End of Period                    $41,158,991   $13,279,357      $156,878,810    $87,897,798

AAL Variable Product Series Fund, Inc.
Statement of Changes in Net Assets - continued

                                                       Mid Cap                      International
                                                   Index Portfolio                    Portfolio
                                            ---------------------------      ---------------------------
For the periods ended                         12/31/2003     12/31/2002        12/31/2003     12/31/2002
-----------------------------------------------------------------------------------------------------------------
Operations
Net investment income                           $415,861       $173,601          $866,050       $495,945
Net realized gains/(losses) on:
Investments                                   (2,035,104)      (186,665)       (2,121,446)   (15,924,493)
Futures contracts                                521,285             --                --             --
Foreign currency transactions                         --             --            13,649        143,776
Change in net unrealized appreciation/
(depreciation) on:
Investments                                   16,559,477     (3,744,881)       22,814,009      2,664,423
Futures contracts                                 57,270         (3,849)               --             --
Foreign currency forward contracts                    --             --            14,221       (107,729)
Foreign currency transactions                         --             --            (5,839)        11,574

Net Change in Net Assets Resulting
From Operations                               15,518,789     (3,761,794)       21,580,644    (12,716,504)

Distributions to Shareholders
From net investment income                      (410,410)      (173,693)       (1,075,705)      (720,374)
From net realized gains                         (424,655)      (125,127)               --             --

Distributions to Shareholders                   (835,065)      (298,820)       (1,075,705)      (720,374)
Capital Stock Transactions                    30,927,563     20,370,881        28,535,318      9,511,200

Net Increase/(Decrease) in Net Assets         45,611,287     16,310,267        49,040,257     (3,925,678)

Net Assets, Beginning of Period               30,576,180     14,265,913        57,017,603     60,943,281

Net Assets, End of Period                    $76,187,467     30,576,180      $106,057,860    $57,017,603

a) Since portfolio inception, April 30, 2003.

AAL Variable Product Series Fund, Inc.
Statement of Changes in Net Assets - continued

                                                     Small Cap                         Small Cap
                                                  Index Portfolio                   Value Portfolio
                                            ---------------------------      ---------------------------
For the periods ended                         12/31/2003     12/31/2002        12/31/2003 a
-----------------------------------------------------------------------------------------------------------------
Operations
Net investment income/(loss)                  $1,620,719     $1,222,031            $7,979
Net realized gains/(losses) on:
Investments                                   (1,960,875)    (5,507,350)          961,047
Futures contracts                              1,808,374             --               --
Change in net unrealized appreciation/
(depreciation) on:
Investments                                  104,587,686    (44,996,485)        2,365,064
Futures contracts                                 58,072             --               --

Net Change in Net Assets Resulting
From Operations                              106,113,976    (49,281,804)        3,334,090

Distributions to Shareholders
From net investment income                    (1,225,992)       (20,546)           (7,941)
From net realized gains                               --     (1,225,691)         (586,620)

Total Distributions to Shareholders           (1,225,992)    (1,246,237)         (594,561)

Capital Stock Transactions                    16,569,507      (618,000)        17,033,726

Net Increase/(Decrease) in Net Assets        121,457,491   (51,146,041)        19,773,255

Net Assets, Beginning of Period              273,389,418    324,535,459                --

Net Assets, End of Period                   $394,846,909   $273,389,418       $19,773,255

AAL Variable Product Series Fund, Inc.
Statement of Changes in Net Assets - continued

                                                      Mid Cap
                                                  Stock Portfolio
                                            ---------------------------
For the periods ended                         12/31/2003     12/31/2002
-----------------------------------------------------------------------------------------------------------------
Operations
Net investment income/(loss)                    $151,528        $97,468
Net realized gains/(losses) on:
Investments                                    3,305,876     (1,725,341)
Futures contracts                                     --             --
Change in net unrealized appreciation/
(depreciation) on:
Investments                                   11,864,462     (3,266,509)
Futures contracts                                     --             --

Net Change in Net Assets Resulting
From Operations                               15,321,866     (4,894,382)

Distributions to Shareholders
From net investment income                      (147,354)       (97,525)
From net realized gains                               --             --

Total Distributions to Shareholders             (147,354)       (97,525)

Capital Stock Transactions                    26,885,277     14,779,473

Net Increase/(Decrease) in Net Assets         42,059,789      9,787,566

Net Assets, Beginning of Period               31,302,995     21,515,429

Net Assets, End of Period                    $73,362,784    $31,302,995

AAL Variable Product Series Fund, Inc.
Statement of Changes in Net Assets - continued

                                                  Capital Growth                    Large Company
                                                     Portfolio                     Index Portfolio
                                            ---------------------------      ---------------------------
For the periods ended                         12/31/2003    12/31/2002        12/31/2003     12/31/2002
-----------------------------------------------------------------------------------------------------------------
Operations
Net investment income                         $1,312,597       $428,639        $8,533,146     $7,930,791
Net realized gains/(losses) on:
Investments                                    1,126,423     (2,419,431)       (4,969,123)   (51,950,523)
Futures contracts                                     --             --         2,798,363             --
Foreign currency transactions                         --             --                --             --
Change in net unrealized appreciation/
(depreciation) on:
Investments                                   32,907,918    (14,137,046)      146,466,730   (119,776,559)
Futures contracts                                     --             --           850,514       (214,179)
Foreign currency forward contracts                    --             --                --             --
Foreign currency transactions                         --             --                --             --

Net Change in Net Assets Resulting
From Operations                               35,346,938    (16,127,838)      153,679,630   (164,010,470)

Distributions to Shareholders
From net investment income                    (1,312,597)      (428,879)       (7,932,231)       (60,561)
From net realized gains                               --             --                --     (2,752,184)

Distributions to Shareholders                 (1,312,597)      (428,879)       (7,932,231)    (2,812,745)

Capital Stock Transactions                   171,813,193     41,374,016        44,267,149    (53,633,443)

Net Increase/(Decrease) in Net Assets        205,847,534     24,817,299       190,014,548   (220,456,658)

Net Assets, Beginning of Period               76,565,403     51,748,104       534,983,103    755,439,761

Net Assets, End of Period                   $282,412,937    $76,565,403      $724,997,651   $534,983,103

AAL Variable Product Series Fund, Inc.
Statement of Changes in Net Assets - continued

                                                     Real Estate
                                                Securities Portfolio
                                            ---------------------------
For the periods ended                         12/31/2003 a
-----------------------------------------------------------------------------------------------------------------
Operations
Net investment income                           $832,141
Net realized gains/(losses) on:
Investments                                      777,106
Futures contracts                                     --
Foreign currency transactions                         --
Change in net unrealized appreciation/
(depreciation) on:
Investments                                    4,671,487
Futures contracts                                     --
Foreign currency forward contracts                    --
Foreign currency transactions                         --

Net Change in Net Assets Resulting
From Operations                                6,280,734

Distributions to Shareholders
From net investment income                      (832,069)
From net realized gains                         (525,698)

Distributions to Shareholders                 (1,357,767)

Capital Stock Transactions                    46,900,355

Net Increase/(Decrease) in Net Assets         51,823,322

Net Assets, Beginning of Period                       --

Net Assets, End of Period                    $51,823,322

a) Since portfolio inception, April 30, 2003.

AAL Variable Product Series Fund, Inc.
Statement of Changes in Net Assets - continued

                                                       Balanced                     High Yield Bond
                                                      Portfolio                        Portfolio
                                            ---------------------------      ---------------------------
For the periods ended                         12/31/2003     12/31/2002        12/31/2003     12/31/2002
-----------------------------------------------------------------------------------------------------------------
Operations
Net investment income                        $16,230,251    $19,035,664        $4,447,999     $3,221,976
Net realized gains/(losses) on:
Investments                                  (17,016,047)   (39,091,933)        2,886,926     (2,554,555)
Change in net unrealized appreciation/
(depreciation) on:
Investments                                  105,402,829    (48,470,728)        5,457,263       (300,062)

Net Change in Net Assets Resulting
From Operations                              104,617,033    (68,526,997)       12,792,188        367,359

Distributions to Shareholders
From net investment income                   (19,552,920)       (31,152)       (4,438,738)    (3,264,580)
From net realized gains                               --    (14,128,549)               --             --

Total Distributions to Shareholders          (19,552,920)   (14,159,701)       (4,438,738)    (3,264,580)

Capital Stock Transactions                    15,315,986    (41,060,476)       26,463,929      9,546,382

Net Increase/(Decrease) in Net Assets        100,380,099   (123,747,174)       34,817,379      6,649,161

Net Assets, Beginning of Period              620,675,760    744,422,934        41,148,187     34,499,026

Net Assets, End of Period                   $721,055,859   $620,675,760       $75,965,566    $41,148,187

AAL Variable Product Series Fund, Inc.
Statement of Changes in Net Assets - continued

                                                      Bond Index                       Mortgage
                                                       Portfolio                 Securities Portfolio
                                            ---------------------------      ---------------------------
For the periods ended                         12/31/2003     12/31/2002        12/31/2003 a
-----------------------------------------------------------------------------------------------------------------
Operations
Net investment income                         $8,821,685     $6,581,354          $438,661
Net realized gains/(losses) on:
Investments                                    2,646,352        (22,426)           28,327
Change in net unrealized appreciation/
(depreciation) on:
Investments                                   (3,781,192)     6,297,101            81,438

Net Change in Net Assets Resulting
From Operations                                7,686,845     12,856,029           548,426

Distributions to Shareholders
From net investment income                    (9,651,828)    (7,166,898)         (438,661)

Distributions to Shareholders                 (9,651,828)    (7,166,898)         (438,661)

Capital Stock Transactions                    62,772,113     78,496,750        27,761,657

Net Increase in Net Assets                    60,807,130     84,185,881        27,871,422

Net Assets, Beginning of Period              183,927,037     99,741,156                --

Net Assets, End of Period                   $244,734,167   $183,927,037       $27,871,422

a) Since portfolio inception, April 30, 2003.

The accompanying notes to the financial statements are an integral part of this statement.

This page is intentionally left blank.

AAL VARIABLE PRODUCT SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 2003

(1) ORGANIZATION

The AAL Variable Product Series Fund, Inc. (the "Fund") is a
corporation organized under the laws of the State of Maryland and registered under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company. The Fund is divided into fourteen separate series (each a "Portfolio" and, collectively, the "Portfolios"), each with its own investment objective and policies. The Fund currently consists of ten equity portfolios, one balanced portfolio and three fixed-income portfolios.
The assets of each Portfolio are segregated and each has a separate class of capital stock.

At the close of business on April 25, 2003, three Portfolios of the LB
Series Fund, Inc. each acquired through a tax-free exchange all of the net assets of a comparable Portfolio of AAL Variable Product Series
Fund. The LB Series Fund Growth Portfolio acquired all of the net assets of the Aggressive Growth Portfolio. The Aggressive Growth
Portfolio exchanged 1,502,662 shares valued at $8,634,777 for 779,312 shares of the LB Series Fund Growth Portfolio. Net assets of the
Aggressive Growth Portfolio included unrealized depreciation of
$63,036. The LB Series Fund Value Portfolio acquired all of the net assets of the Equity Income Portfolio. The Equity Income Portfolio
exchanged 4,282,796 shares valued at $30,315,517 for 3,881,231 shares of the LB Series Fund Value Portfolio. Net assets of the Equity Income
Portfolio included unrealized depreciation of $2,572,860. The LB
Series Fund Money Market Portfolio acquired all of the net assets of the Money Market Portfolio. The Money Market Portfolio exchanged
69,462,396 shares valued at $69,462,396 for 69,462,396 shares of the
LB Series Fund Money Market Portfolio. Net assets of the Money Market
Portfolio included no unrealized appreciation or depreciation.

The Small Cap Value Portfolio, Real Estate Securities Portfolio and
Mortgage Securities Portfolio became effective and commenced operations on April 30, 2003.

The Fund serves as the investment vehicle to fund benefits for flexible premium deferred variable annuity, the single premium immediate variable annuity and the flexible premium variable universal life insurance certificates issued by Thrivent Financial for Lutherans
("Thrivent Financial"), Thrivent Life Insurance Company, an indirect wholly owned subsidiary of Thrivent Financial for Lutherans, and retirement plans sponsored by Thrivent Financial.

(2) SIGNIFICANT ACCOUNTING POLICIES

(A) Valuation of Investments -- Securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the official closing price at the close of each business day. Over-the-counter securities and listed securities for which no price is readily available are valued at the current bid price considered best to represent the value at that time. Security prices are based on quotes that are obtained from an independent pricing service approved by the Board of Directors. The pricing service, in determining values of fixed-income securities, takes into
consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities which cannot be valued by the approved pricing service are valued using valuations obtained from dealers that make markets in the securities. Exchange listed options and futures contracts are valued at the last quoted sales price. For all
Portfolios, short-term securities with maturities of 60 days or less remaining are valued at amortized cost.

All other securities for which market values are not readily available are appraised at fair value as determined in good faith under the direction of the Board of Directors. As of December 31, 2003, three securities in the High Yield Bond Portfolio and one security in the
Small Cap Index Portfolio were valued in good faith by or under the direction of the Board of Directors. These securities represented
0.66% and 0.00% of net assets of the High Yield Bond and Small Cap
Index Portfolios, respectively.

Fair valuation of international securities -- As many foreign markets close before the U.S. markets, events may occur between the close of the foreign market and the close of the U.S. markets that could have a material impact on the valuation of foreign securities. The Fund, under the supervision of the Board of Directors, evaluates the impacts of these events and may adjust the valuation of foreign securities to reflect the fair value as of the close of the U.S. markets.

(B) Foreign Currency Translation -- The accounting records of each
Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities that are denominated in foreign currencies are translated into U.S. dollars at the daily rates of exchange.

Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. Net realized and unrealized currency gains and losses are recorded from sales of foreign currency, exchange gains or losses between the trade date and settlement dates on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. The Portfolios do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

For federal income tax purposes, the Fund treats the effect of changes in foreign exchange rates arising from actual foreign currency transactions and the changes in foreign exchange rates between the trade date and settlement date as ordinary income.

(C) Foreign Currency Contracts -- In connection with purchases and sales of securities denominated in foreign currencies, all Portfolios may enter into forward currency contracts. Additionally, the
Portfolios may enter into such contracts to hedge certain other foreign currency denominated investments. These contracts are recorded at market value and the related realized and unrealized foreign exchange gains and losses are included in the Statement of Operations.
In the event that counterparties fail to settle these forward contracts, the Portfolios could be exposed to foreign currency fluctuations. Foreign currency contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time a forward contract is closed.

(D) Foreign Denominated Investments -- Foreign denominated assets and currency contracts may involve more risks than domestic transactions including currency risk, political and economic risk, regulatory risk, and market risk. Certain Portfolios may also invest in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

(E) Federal Income Taxes -- No provision has been made for income taxes because the Portfolios' policy is to qualify as regulated investment companies under the Internal Revenue Code and distribute substantially all taxable income on a timely basis. It is also the intention of the Portfolios to distribute an amount sufficient to avoid imposition of any federal excise tax. The Portfolios,
accordingly, anticipate paying no federal taxes and no federal tax provision was required. Each Portfolio is treated as a separate taxable entity for federal income tax purposes.

(F) Income and Expenses -- Estimated expenses are accrued daily. The
Portfolios are charged for those expenses that are directly
attributable to them. Expenses that are not directly attributable to a
Portfolio are allocated among all appropriate Portfolios in proportion to their respective net assets, number of shareholder accounts or other reasonable basis.

Interest income is accrued daily and is determined on the basis of interest or discount earned on all debt securities, including accretion of market discount and original issue discount and amortization of premium. Dividend income is recorded on the
ex-dividend date. For preferred stock payment-in-kind securities, income is recorded on the ex-dividend date in the amount of the value received.

(G) Fees Paid Indirectly -- The Portfolios have a deposit arrangement with the custodian whereby interest earned on uninvested cash balances is used to pay a portion of custodian fees. This deposit arrangement is an alternative to overnight investments.

(H) Distributions to Shareholders -- Dividends from net investment income, if available, are declared and paid to each shareholder as a dividend. Dividend and capital gain distributions are recorded on the ex-dividend date. Net realized gains from securities transactions, if any, are paid at least annually for all Portfolios at the close of the
Fund's fiscal year. Any Portfolio subject to excise taxes would require an additional distribution at or after the close of the fiscal year.

Dividends are declared and reinvested daily for the High Yield Bond,
Bond Index and Mortgage Securities Portfolios and declared and reinvested annually for the Technology Stock, Small Cap Stock, Small
Cap Index, Small Cap Value, Mid Cap Stock, Mid Cap Index,
International, Capital Growth, Large Company Index, Real Estate
Securities and Balanced Portfolios.

(I) Financial Futures Contracts -- Certain Portfolios may use futures contracts to manage the exposure to interest rate fluctuations. Gains or losses on futures contracts can offset changes in the yield of securities. When a futures contract is opened, cash or other investments equal to the required "initial margin deposit" are pledged to the broker. Additional securities held by the Portfolios may be earmarked as collateral for open futures contracts. The futures contract's daily change in value ("variation margin") is either paid to or received from the broker, and is recorded as an unrealized gain or loss. When the contract is closed, the realized gain or loss is recorded equal to the difference between the value of the contract when opened and the value of the contract when closed. During the year ended December 31, 2003, the Small Cap Index Portfolio, Mid Cap Index
Portfolio and Large Company Index Portfolio engaged in this type of investment.

(J) Mortgage Dollar Roll Transactions -- Certain of the Portfolios
enter into dollar roll transactions issued by GNMA, FNMA, and FHLMC, in which the Portfolios sell mortgage securities and simultaneously agree to repurchase similar (same type, coupon, and maturity)
securities at a later date at an agreed upon price. During the period between the sale and repurchase, the Portfolios forgo principal and interest paid on the mortgage securities sold. The Portfolios are compensated by the interest earned on the cash proceeds of the initial sale and from negotiated fees paid by brokers offered as an inducement to the Portfolios to "roll over" their purchase commitments. The
Balanced, Bond Index and Mortgage Securities Portfolios earned
$824,340, $1,057,389 and $353,492, respectively, from such fees for the year ended December 31, 2003.

(K) Securities Lending -- Effective October 31, 2003, the Fund entered into a Securities Lending Agreement (the "Agreement") with the Fund's custodian, State Street Bank and Trust Company ("State Street Bank").
The Agreement authorizes State Street Bank to lend securities to authorized borrowers on behalf of the Portfolios. Pursuant to the
Agreement, all loaned securities are collateralized by cash or certain cash equivalents equal to at least 102% of the value of the loaned securities, plus any accrued interest. All cash collateral received is invested in a State Street Bank Money Market fund. As of December 31,
2003, all Portfolios except the Mortgage Securities Portfolio had securities on loan. The value of securities on loan is as follows:

                                                   Securities
Portfolio                                             on Loan
-------------------------------------------------------------
Technology Stock                                  $ 7,057,734
Small Cap Stock                                    32,598,123
Small Cap Index                                    98,288,199
Small Cap Value                                     2,622,297
Mid Cap Stock                                      18,173,044
Mid Cap Index                                      14,792,005
International                                       3,129,180
Capital Growth                                      3,728,653
Large Company Index                                 7,312,537
Real Estate Securities                                588,017
Balanced                                           45,967,889
High Yield Bond                                     4,992,415
Bond Index                                         39,289,329

(L) The Impact of Initial Public Offerings on Performance -- Each of
the Portfolios may invest in an initial public offering ("IPO") of a security. On occasion a Portfolio will participate in an
oversubscribed IPO. Because the IPO is oversubscribed, this presents a
Portfolio with the opportunity to "flip" or trade the security at higher prices resulting in a profit for the Portfolio. Investments in
IPO's may have a magnified performance impact on a Portfolio with a small asset base. A Portfolio with enhanced performance from
"flipping" IPOs may not experience similar performance as its assets grow. However, participation in an IPO may result in a loss for that
Portfolio.

(M) When-Issued and Delayed Delivery Transactions -- The Portfolios
may engage in when-issued or delayed delivery transactions. To the extent that a Portfolio engages in such transactions, it will do so for the purpose of acquiring securities consistent with its investment objectives and policies and not for the purpose of investment leverage or to speculate on interest rate changes. To ensure there is no investment leverage, assets of the Portfolio are earmarked on the trade date on the Portfolio's records in a dollar amount sufficient to make payment for the securities to be purchased. Income is not accrued until settlement date.

(N) Credit Risk -- The Portfolios may be susceptible to credit risk to the extent the issuer defaults on its payment obligation. The
Portfolios' policy is to monitor the creditworthiness of the issuer.
Interest receivables on defaulted securities are monitored for the ability to collect payments in default and adjusted accordingly.

(O) Accounting Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United
States of America requires management to make estimates and
assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(P) Other -- For financial statement purposes, investment security transactions are accounted for on the trade date. Realized gains and losses from investment transactions are determined on a specific cost identification basis, which is the same basis used for federal income tax purposes.

(3) FEES AND COMPENSATION PAID TO AFFILIATES

(A) Investment Advisory Fees -- Each Portfolio pays Thrivent
Financial, the Fund's investment adviser, a fee for its advisory services. The fees are accrued daily and paid monthly. The fees are based on the following annual rates of average daily net assets:

                                           Advisory Fee
                                           ------------
Technology Stock Portfolio                        0.75%
--------------------------------

Small Cap Stock Portfolio
--------------------------------
First $200 million                                0.70%
Over $200 million                                 0.65%

Small Cap Index Portfolio
--------------------------------
First $250 million                                0.35%
Next $250 million                                 0.30%

Small Cap Value Portfolio                         0.80%
--------------------------------

Mid Cap Stock Portfolio
--------------------------------
First $200 million                                0.70%
Next $800 million                                 0.65%
Over $1 billion                                   0.60%

Mid Cap Index Portfolio
--------------------------------
First $250 million                                0.35%
Over $250 million                                 0.30%

International Portfolio                           0.80%
--------------------------------

Capital Growth Portfolio
--------------------------------
First $500 million                                0.65%
Next $500 million                                0.575%
Next $4 billion                                   0.50%
Over $5 billion                                   0.45%

Large Company Index Portfolio
--------------------------------
First $250 million                                0.35%
Over $250 million                                 0.30%

Real Estate Securities Portfolio                  0.80%
--------------------------------

Balanced Portfolio
--------------------------------
First $250 million                                0.35%
Over $250 million                                 0.30%

High Yield Bond Portfolio                         0.40%
--------------------------------

Bond Index Portfolio
--------------------------------
First $250 million                                0.35%
Over $250 million                                 0.30%

Mortgage Securities Portfolio                     0.50%
--------------------------------

The following subadvisory fees are charged as part of the total investment advisory fees stated in the table above.

The adviser pays Oechsle International Advisors, LLC an annual subadvisory fee for the performance of subadvisory services for the
International Portfolio. The fee payable is equal to 0.54% for the first $20 million of average daily net assets, 0.45% for the next $30 million of average daily net assets, and 0.36% of average daily net assets over $50 million.

The adviser pays Pacific Investment Management Company, LLC (PIMCO) an annual subadvisory fee for the performance of subadvisory services for the High Yield Bond Portfolio. The fee payable is equal to 0.25% of average daily net assets.

(B) Other Expenses -- The adviser voluntarily agreed to reimburse expenses in excess of each Portfolio's advisory fees for all
Portfolios except the Small Cap Index, Large Company Index and
Balanced Portfolios through November 30, 2003. Effective December 1,
2003, the adviser discontinued voluntary expense reimbursements for the Small Cap Stock, Mid Cap Index, International, Capital Growth,
High Yield Bond and Bond Index Portfolios. The voluntary waiver of expenses to any Portfolio may be modified or discontinued at any time by the Adviser.

The adviser also received fees pursuant to an agreement to provide accounting personnel and services to the Portfolios. For the year ended December 31, 2003, Thrivent Financial received aggregate fees for accounting personnel and services of $548,833 from the Fund.

The Fund has adopted a director fee deferral plan that allows the independent directors of the Fund to defer the receipt of all or a portion of their director fees. Amounts that are deferred are invested in The AAL Mutual Funds until distribution in accordance with the plan.

Certain officers and non-independent directors of the Fund are officers of Thrivent Financial; however, they receive no compensation from the Fund.

(4) TAX INFORMATION

Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from accounting principles generally accepted in the United States of
America. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications.

On the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were made as follows [Increase (Decrease)]:

                       Accumulated       Accumulated
                     Net Investment      Net Realized        Capital
Portfolio              Income/(Loss)       Gain/(Loss)         Stock
-------------------------------------------------------------------
Technology Stock        $86,639                   $--      $(86,639)
Small Cap Index         (34,979)               34,979            --
Mid Cap Stock            (4,560)                4,560            --
Mid Cap Index            (5,570)                5,518            52
International            15,695               (15,695)           --
Large Company Index     (40,330)               40,330            --
Real Estate Securities     (221)                  221            --
Balanced                (39,920)               39,920            --
High Yield Bond         (16,545)               16,545            --
Bond Index              834,103              (834,103)           --

At December 31, 2003, the components of distributable earnings on a tax basis were as follows:

                    Undistributed     Undistributed
                         Ordinary         Long-Term
Portfolio                  Income      Capital Gain
---------------------------------------------------
Small Cap Stock        $2,220,561               $--
Small Cap Index         1,587,468                --
Small Cap Value           375,233                --
Mid Cap Stock             751,663                --
Mid Cap Index              46,550                --
International              30,846                --
Capital Growth                863                --
Large Company Index     8,496,133                --
Real Estate Securities    266,868                --
Balanced               16,194,049                --
High Yield Bond             5,733                --
Bond Index                 11,225           914,395
Mortgage Securities        28,476                --

At December 31, 2003, the following Portfolios had
accumulated net realized capital loss carryovers expiring
as follows:

                          Capital Loss          Expiration
Portfolio                  Carryover               Year
-------------------------------------------------------
Technology Stock            $154,361               2010
                         ===========

Small Cap Index           $1,857,588               2010
                         ===========

International            $11,053,400               2009
                          20,959,608               2010
                           2,858,197               2011
                         -----------
                         $34,871,205
                         ===========

Capital Growth            $1,342,917               2010
                         ===========

Large Company Index      $29,774,828               2010
                          17,819,758               2011
                         -----------
                         $47,594,586
                         ===========

Balanced                 $11,501,775               2010
                          18,003,606               2011
                         -----------
                         $29,505,381
                         ===========

High Yield Bond           $6,239,479               2008
                           3,470,883               2009
                           2,850,377               2010
                         -----------
                         $12,560,739
                         ===========

To the extent that these Portfolios realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryovers.

The following Portfolios deferred, on a tax basis, the following post-October 2003 losses:

Portfolio             Post-October Loss
---------------------------------------
Mid Cap Index              $42,746
International              195,554
Balanced                   118,073
Bond Index                  12,889

These amounts are deferred for tax purposes and deemed to occur in the next fiscal year.

The tax character of distributions paid during the years ended
December 31, 2003 and 2002 was as follows:

                                                               Ordinary Income         Long-Term Capital Gain
Portfolio                                                   2003          2002           2003            2002
-------------------------------------------------------------------------------------------------------------
Small Cap Stock                                          $12,405      $191,439             $--            $--
Small Cap Index                                        1,225,992       177,854              --      1,068,383
Small Cap Value                                          594,561            --              --             --
Mid Cap Stock                                            147,354        97,525              --             --
Mid Cap Index                                            674,268       248,496         160,797         50,324
International                                          1,075,705       720,374              --             --
Capital Growth                                         1,312,597       428,879              --             --
Large Company Index                                    7,932,231        60,561              --      2,752,184
Real Estate Securities                                 1,357,767            --              --             --
Balanced                                              19,552,920       453,084              --     13,706,617
High Yield Bond                                        4,438,738     3,264,580              --             --
Bond Index                                             9,651,828     7,166,898              --             --
Mortgage Securities                                      438,661            --              --             --

At December 31, 2003, the gross unrealized appreciation and
depreciation of investments, based on cost for federal income tax purposes, were as follows:

                                                                                               Net Unrealized
                                                        Federal     Unrealized      Unrealized  Appreciation
Portfolio                                               Tax Cost   Appreciation   Depreciation (Depreciation)
-------------------------------------------------------------------------------------------------------------
Technology Stock                                     $45,154,402     $4,111,374      $(637,252)    $3,474,122
Small Cap Stock                                      164,731,872     30,060,045       (431,678)    29,628,367
Small Cap Index                                      439,408,143    100,989,659    (42,976,470)    58,013,189
Small Cap Value                                       20,011,294      2,403,136        (38,691)     2,364,445
Mid Cap Stock                                         84,665,755      8,965,426       (828,779)     8,136,647
Mid Cap Index                                         80,235,099     11,657,137       (640,857)    11,016,280
International                                         99,543,957     15,461,619     (2,050,523)    13,411,096
Capital Growth                                       271,311,863     20,005,754     (2,566,628)    17,439,126
Large Company Index                                  670,132,659    154,612,875    (93,524,861)    61,088,014
Real Estate Securities                                49,281,439      4,704,904        (48,656)     4,656,248
Balanced                                             795,913,852     61,931,441    (42,722,765)    19,208,676
High Yield Bond                                       75,968,820      4,077,010       (217,173)     3,859,837
Bond Index                                           335,999,864      4,363,978       (659,877)     3,704,101
Mortgage Securities                                   49,240,257        122,256        (40,818)        81,438

The difference between the book and tax cost basis is attributable to the disallowed losses on wash sales and other temporary timing differences.

(5) INVESTMENT TRANSACTIONS

(A) Purchases and Sales of Investment Securities -- For the year ended
December 31, 2003, the cost of purchases and the proceeds from sales of investment securities other than U.S. Government and short-term securities were as follows:
                                  In  $ thousands
                         --------------------------------
Portfolio                Purchases                 Sales
---------------------------------------------------------
Technology Stock         $31,698                  $15,393
Small Cap Stock          159,314                  129,880
Small Cap Index           55,050                   46,105
Small Cap Value           20,451                    5,269
Mid Cap Stock             64,999                   40,012
Mid Cap Index             39,618                   11,474
International             77,961                   49,628
Capital Growth           205,375                   51,054
Large Company Index       49,641                    7,292
Real Estate Securities    56,193                   11,332
Balanced                  70,973                   88,508
High Yield Bond           70,683                   49,846
Bond Index                62,986                   34,709
Mortgage Securities       12,067                    1,556

Purchases and sales of U.S. Government securities were:

                                  In  $ thousands
                         --------------------------------
Portfolio                Purchases                 Sales
---------------------------------------------------------
Balanced                 $342,639                $319,083
Bond Index                475,712                 433,280
Mortgage Securities       208,975                 187,379

(B) Investments in Restricted Securities -- The High Yield Bond
Portfolio owns restricted securities that were purchased in private placement transactions without registration under the Securities Act of 1933. Unless such securities subsequently become registered, they generally may be resold only in privately negotiated transactions with a limited number of purchasers. The aggregate value of restricted securities was $1,114,969 at December 31, 2003, which represented
1.47% of the net assets of the High Yield Bond Portfolio. The
Portfolios have no right to require registration of unregistered securities.

(C) Investments in High-Yielding Securities -- The High Yield Bond
Portfolio invests primarily in high-yielding fixed-income securities.
These securities will typically be in the lower rating categories or will be non-rated and generally will involve more risk than securities in the higher rating categories. Lower rated or unrated securities are more likely to react to developments affecting market risk and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

(D) Investments in Futures Contracts -- The movement in the price of the security underlying a futures contract may not correlate perfectly with the movement in the prices of the portfolio securities being hedged. A lack of correlation could render the Portfolio's hedging strategy unsuccessful and could result in a loss to the Portfolio. In the event that a liquid secondary market would not exist, the
Portfolio could be prevented from entering into a closing transaction which could result in additional losses to the Portfolio.

(6) INVESTMENTS IN AFFILIATES

Affiliated issuers, as defined under the Investment Company Act of
1940, include those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund. A summary of transactions for the year ended December 31, 2003, in the LB Series Fund, Inc. Money
Market Portfolio, is as follows:

Portfolios invested               Gross            Gross          Balance of                             Dividend Income
in the LB Series Fund         Purchases and      Sales and        Shares Held             Values         January 1, 2003 -
Money Market Portfolio          Additions        Reductions    December 31, 2003    December 31, 2003   December 31, 2003
--------------------------------------------------------------------------------------------------------------------------
Technology Stock Portfolio     $5,278,854        $3,931,626         1,799,923           $1,799,923             $8,499
Small Cap Stock Portfolio      17,038,675        11,370,499         7,175,970            7,175,970             33,111
Small Cap Index Portfolio      30,846,851        23,000,989         8,479,744            8,479,744             31,430
Mid Cap Stock Portfolio        14,308,926        11,958,289         3,438,418            3,438,418             16,930
Mid Cap Index Portfolio        22,845,934        20,805,840         3,030,288            3,030,288             14,920
Capital Growth Portfolio       18,237,187        11,163,881         8,399,680            8,399,680             43,358
Large Company Index Portfolio  32,447,059        25,840,188         8,079,741            8,079,741             43,771
Balanced Portfolio             16,218,064         8,089,017         8,129,047            8,129,047             18,628
Bond Index Portfolio           29,987,227        22,929,807         8,557,421            8,557,421             50,445

(7) CAPITAL STOCK

The shares of each portfolio have equal rights and privileges with all shares of that portfolio. Shares in the Fund are currently sold only to separate accounts of Thrivent Financial, Thrivent Life Insurance
Company and retirement plans sponsored by Thrivent
Financial.

Transactions in capital stock were as follows:

                                                                                  Portfolios
                                            ----------------------------------------------------------------------------------
                                                      Technology                   Small Cap               Small Cap
                                                         Stock                       Stock                   Index
                                            --------------------------    --------------------------  ------------------------
Year Ended December 31, 2002                     Shares         Amount         Shares         Amount       Shares       Amount
----------------------------------------    -----------    -----------    -----------    -----------  -----------  -----------
Sold                                          2,015,712    $11,027,165      8,132,330    $78,008,733    1,957,308  $25,553,089
Dividends and distributions reinvested               --             --         20,647        181,836      108,213    1,246,237
Redeemed                                       (233,434)    (1,172,134)      (308,109)    (2,966,310)  (2,212,491) (27,417,326)
                                            -----------    -----------    -----------    -----------  -----------  -----------
Net change                                    1,782,278     $9,855,031      7,844,868    $75,224,259     (146,970)   $(618,000)
                                            ===========    ===========    ===========    ===========  ===========  ===========

Year Ended December 31, 2003
----------------------------------------
Sold                                          4,823,906    $28,284,259      4,452,675    $44,642,445    3,449,368  $45,186,656
Dividends and distributions reinvested               --             --          1,481         12,405      114,528    1,225,992
Redeemed                                     (1,790,977)   (10,309,156)    (1,726,441)   (16,543,427)  (2,367,059) (29,843,141)
                                            -----------    -----------    -----------    -----------  -----------  -----------
Net change                                    3,032,929    $17,975,103      2,727,715    $28,111,423    1,196,837  $16,569,507
                                            ===========    ===========    ===========    ===========  ===========  ===========

                                                                                  Portfolios
                                            ----------------------------------------------------------------------------------
                                                     Small Cap                      Mid Cap                     Mid Cap
                                                      Value /1/                      Stock                       Index
                                            --------------------------    --------------------------  ------------------------
Year Ended December 31, 2002                     Shares         Amount         Shares         Amount       Shares       Amount
----------------------------------------    -----------    -----------    -----------    -----------  -----------  -----------
Sold                                                 --             --      1,876,626    $15,976,525    2,233,573  $21,257,692
Dividends and distributions reinvested               --             --         11,266         85,644       27,177      234,982
Redeemed                                             --             --       (155,707)    (1,282,696)    (118,422)  (1,121,793)
                                            -----------    -----------    -----------    -----------  -----------  -----------
Net change                                           --             --      1,732,185    $14,779,473    2,142,328  $20,370,881
                                            ===========    ===========    ===========    ===========  ===========  ===========

Year Ended December 31, 2003
----------------------------------------
Sold                                          1,910,903    $22,453,853      4,042,917   $ 33,960,471    4,072,116  $40,363,265
Dividends and distributions reinvested           43,312        594,561         14,684        147,354       72,441      835,065
Redeemed                                       (513,784)    (6,014,688)      (864,831)    (7,222,548)  (1,071,749) (10,270,767)
                                            -----------    -----------    -----------    -----------  -----------  -----------
Net change                                    1,440,431    $17,033,726      3,192,770    $26,885,277    3,072,808  $30,927,563
                                            ===========    ===========    ===========    ===========  ===========  ===========

/1/Portfolio's inception was April 30, 2003. Activity for the year ended December 31, 2003 reflects eight months of operations.

                                                                                 Portfolios
                                            ----------------------------------------------------------------------------------
                                                                                   Capital               Large Company
                                                     International                  Growth                   Index
                                            --------------------------    --------------------------  ------------------------
Year Ended December 31, 2002                     Shares         Amount         Shares         Amount       Shares       Amount
----------------------------------------    -----------    -----------    -----------    -----------  -----------  -----------
Sold                                          2,110,598    $17,215,312      5,610,521    $44,894,704    2,061,637  $36,630,162
Dividends and distributions reinvested           87,804        628,824         57,732        408,899      179,414    2,812,745
Redeemed                                     (1,040,249)    (8,332,936)      (488,300)    (3,929,587)  (5,406,225) (93,076,350)
                                            -----------    -----------    -----------    -----------  -----------  -----------
Net change                                    1,158,153     $9,511,200      5,179,953    $41,374,016   (3,165,174)($53,633,443)
                                            ===========    ===========    ===========    ===========  ===========  ===========

Year Ended December 31, 2003
----------------------------------------
Sold                                          5,473,096    $42,439,554     22,962,035   $177,340,232    4,658,362  $80,875,043
Dividends and distributions reinvested          118,257      1,075,705        153,420      1,312,597      536,219    7,932,231
Redeemed                                     (1,964,044)   (14,979,941)      (916,500)    (6,839,636)  (2,675,101) (44,540,125)
                                            -----------    -----------    -----------    -----------  -----------  -----------
Net change                                    3,627,309    $28,535,318     22,198,955   $171,813,193    2,519,480  $44,267,149
                                            ===========    ===========    ===========    ===========  ===========  ===========

                                                                                 Portfolios
                                            ----------------------------------------------------------------------------------
                                                     Real Estate                                             High Yield
                                                     Securities /1/                Balanced                     Bond
                                            --------------------------    --------------------------  ------------------------

Year Ended December 31, 2002                     Shares         Amount         Shares         Amount       Shares       Amount
----------------------------------------    -----------    -----------    -----------    -----------  -----------  -----------
Sold                                                 --             --      2,632,445    $35,784,673    1,936,424  $11,320,775
Dividends and distributions reinvested               --             --      1,110,382     14,159,704      381,045    2,215,213
Redeemed                                             --             --     (6,827,997)   (91,004,853)    (686,352)  (3,989,606)
                                            -----------    -----------    -----------    -----------  -----------  -----------
Net change                                           --             --     (3,085,170)  $(41,060,476)   1,631,117   $9,546,382
                                            ===========    ===========    ===========    ===========  ===========  ===========

Year Ended December 31, 2003
----------------------------------------
Sold                                          4,541,051    $52,064,254      5,371,450    $71,328,347    6,625,582  $42,099,030
Dividends and distributions reinvested          107,242      1,357,767      1,616,171     19,552,920      698,907    4,438,738
Redeemed                                       (555,081)    (6,521,666)    (5,778,503)   (75,565,281)  (3,134,237) (20,073,839)
                                            -----------    -----------    -----------    -----------  -----------  -----------
Net change                                    4,093,212    $46,900,355      1,209,118    $15,315,986    4,190,252  $26,463,929
                                            ===========    ===========    ===========    ===========  ===========  ===========
/1/Portfolio's inception was April 30, 2003. Activity for the six months ended June 30, 2003 reflects two months of operations.

                                                                 Portfolios
                                            --------------------------------------------------------
                                                        Bond                       Mortgage
                                                       Index                     Securities /1/
                                            --------------------------    --------------------------
Year Ended December 31, 2002                     Shares         Amount         Shares         Amount
----------------------------------------    -----------    -----------    -----------    -----------
Sold                                          7,754,272   $ 80,892,304             --            $--
Dividends and distributions reinvested          687,684      7,166,898             --             --
Redeemed                                       (921,832)    (9,562,452)            --             --
                                            -----------    -----------    -----------    -----------
Net change                                    7,520,124    $78,496,750             --            $--
                                            ===========    ===========    ===========    ===========

Year Ended December 31, 2003
----------------------------------------
Sold                                          9,266,183    $98,674,088      3,926,000    $39,072,949
Dividends and distributions reinvested          907,860      9,651,828         44,197        438,661
Redeemed                                     (4,302,734)   (45,553,803)    (1,181,571)   (11,749,953)
                                            -----------    -----------    -----------    -----------
Net change                                    5,871,309    $62,772,113      2,788,626    $27,761,657
                                            ===========    ===========    ===========    ===========

/1/Portfolio's inception was April 30, 2003. Activity for the year ended December 31, 2003 reflects eight months of operations.

(8) FORWARD CURRENCY CONTRACTS

As of December 31, 2003 the International Portfolio had entered into forward foreign currency contracts, as summarized below, resulting in net unrealized appreciation of $14,214:

                                                                             Unrealized
                            Expiration                   Contract   Market Value    Appreciation/
Currency Purchased            Date         Quantity       Amount   End of Period   (Depreciation)
------------------------------------------------------------------------------------------------
Australian dollar (AUD)     1/5/2004          82,466     $61,635       $62,135            $500
Swiss franc (CHF)           1/6/2004         250,742     201,691       202,734           1,043
euro (EUR)                  1/5/2004         599,148     751,632       755,737           4,105
euro (EUR)                  1/6/2004         332,452     417,085       419,340           2,255
euro (EUR)                  1/7/2004         358,052     449,177       451,630           2,453
British pound (GBP)         1/5/2004         439,083     781,348       786,042           4,694
Hong Kong dollar (HKD)      1/5/2004         970,260     124,993       124,976             (17)
Japanese yen (JPY)          1/7/2004      82,834,396     774,443       772,925          (1,518)
Mexican peso (MXN)          1/2/2004         187,471      16,701        16,683             (18)
Swedish krona (SEK)         1/7/2004         477,957      65,882        66,426             544
Singapore dollar (SGD)      1/5/2004         179,304     105,343       105,578             235
Thai baht (THB)             1/6/2004       1,190,248      30,102        30,040             (62)
                                                                                       -------
                                                                    TOTAL              $14,214
                                                                                       =======

(9) LINE OF CREDIT

The AAL Variable Product Series Fund, Inc., along with the LB Series
Fund, Inc., The AAL Mutual Funds, and The Lutheran Brotherhood Family
of Funds are party to an unsecured $75 million bank line of credit agreement with State Street Bank and Trust Company, expiring on April
29, 2004. Borrowings under the agreement would bear interest at the
Federal Funds rate plus 0.50%. The Funds are allowed to borrow money for temporary or emergency purposes to fund shareholder redemptions.
The Portfolios did not borrow against the line during the year ended
December 31, 2003.

This page is intentionally left blank.

The accompanying notes to the financial statements are an integral part of this schedule.

AAL Variable Products Series Fund, Inc.
Financial Highlights
                                                                                    Technology Stock Portfolio
-----------------------------------------------------------------------------------------------------------------------------
                                                                           Year                Year              Period
                                                                          Ended               Ended               Ended
For a share outstanding throughout each period (a)                   12/31/2003          12/31/2002          12/31/2001(e)
                                                                     ----------          ----------          ----------
Net Asset Value, Beginning of Period                                      $4.59               $7.87              $10.00
                                                                     ----------          ----------          ----------
Income from Investment Operations
Net investment income/(loss)                                              (0.01)              (0.01)              (0.02)
Net realized and unrealized gain/(loss)
on investments (b)                                                         2.36               (3.27)              (2.11)
                                                                     ----------          ----------          ----------
Total from Investment Operations                                           2.35               (3.28)              (2.13)
                                                                     ----------          ----------          ----------
Less Distributions from
Net investment income                                                        --                  --                  --
Net realized gain on investments                                             --                  --                  --
                                                                     ----------          ----------          ----------
Total Distributions                                                          --                  --                  --
                                                                     ----------          ----------          ----------
Net Asset Value, End of period                                            $6.94               $4.59               $7.87
                                                                     ----------          ----------          ----------
Total return (c)                                                          51.36%             (41.71)%            (21.30)%
Net assets, end of period (in millions)                                   $41.2               $13.3                $8.8
Ratio of expenses to average net assets (d)                                0.73%               0.74%               0.75%
Ratio of net investment income/(loss)
to average net assets (d)                                                 (0.36)%             (0.50)%             (0.40)%
Portfolio turnover rate                                                      68%                 57%                 44%

If the Adviser had not reimbursed expenses and the
Portfolio had not received credits for directed
brokerage transactions or fees paid
indirectly the ratios would have been:
Ratio of expenses to average net assets (d)                                1.17%               1.59%               1.76%
Ratio of net investment income/(loss)
to average net assets (d)                                                 (0.80)%             (1.35)%              (1.41)%

AAL Variable Products Series Fund, Inc.
Financial Highlights - continued
                                                                                    Small Cap Stock Portfolio
-----------------------------------------------------------------------------------------------------------------------------
                                                                           Year                Year              Period
                                                                          Ended               Ended               Ended
For a share outstanding throughout each period (a)                   12/31/2003          12/31/2002          12/31/2001(e)
                                                                     ----------          ----------          ----------
Net Asset Value, Beginning of Period                                      $8.81              $11.09              $10.00
                                                                     ----------          ----------          ----------
Income from Investment Operations
Net investment income/(loss)                                                 --                  --                0.01
Net realized and unrealized gain/(loss)
on investments (b)                                                         3.53               (2.26)               1.10
                                                                     ----------          ----------          ----------
Total from Investment Operations                                           3.53               (2.26)               1.11
                                                                     ----------          ----------          ----------
Less Distributions from
Net investment income                                                      0.00                  --               (0.01)
Net realized gain on investments                                             --               (0.02)              (0.01)
                                                                     ----------          ----------          ----------
Total Distributions                                                          --               (0.02)              (0.02)
                                                                     ----------          ----------          ----------
Net Asset Value, End of period                                           $12.34               $8.81              $11.09
                                                                     ----------          ----------          ----------
Total return (c)                                                          40.19%             (20.41)%             11.10%
Net assets, end of period (in millions)                                  $156.9               $87.9               $23.7
Ratio of expenses to average net assets (d)                                0.69%               0.69%               0.70%
Ratio of net investment income/(loss)
to average net assets (d)                                                  0.00%               0.04%               0.15%
Portfolio turnover rate                                                     122%                 92%                 46%

If the Adviser had not reimbursed expenses
and the Portfolio had not received credits
for directed brokerage transactions or fees
paid indirectly the ratios would have been:
Ratio of expenses to average net assets (d)                                0.82%               0.96%               1.35%
Ratio of net investment income/(loss)
to average net assets (d)                                                 (0.13)%             (0.23)%             (0.50)%

AAL Variable Products Series Fund, Inc.
Financial Highlights - continued
                                                                                   Mid Cap Stock Portfolio
-----------------------------------------------------------------------------------------------------------------------------
                                                                           Year                Year              Period
                                                                          Ended               Ended               Ended
For a share outstanding throughout each period (a)                   12/31/2003          12/31/2002          12/31/2001(e)
                                                                     ----------          ----------          ----------
Net Asset Value, Beginning of Period                                      $7.60               $9.02              $10.00
                                                                     ----------          ----------          ----------
Income from Investment Operations
Net investment income                                                      0.02                0.02                0.02
Net realized and unrealized gain/(loss)
on investments (b)                                                         2.44               (1.42)              (0.98)
                                                                     ----------          ----------          ----------
Total from Investment Operations                                           2.46               (1.40)              (0.96)
                                                                     ----------          ----------          ----------
Less Distributions from
Net investment income                                                     (0.02)              (0.02)              (0.02)
Net realized gain on investments                                             --                  --                  --
                                                                     ----------          ----------          ----------
Total Distributions                                                       (0.02)              (0.02)              (0.02)
                                                                     ----------          ----------          ----------
Net Asset Value, End of period                                           $10.04               $7.60               $9.02
                                                                     ----------          ----------          ----------
Total return (c)                                                          32.28%             (15.46)%             (9.61)%
                                                                     ----------          ----------          ----------
Net assets, end of period (in millions)                                   $73.4               $31.3               $21.5
Ratio of expenses to average net assets (d)                                0.68%               0.68%               0.70%
Ratio of net investment income
to average net assets (d)                                                  0.31%               0.36%               0.41%
Portfolio turnover rate                                                      85%                 59%                 95%

If the Adviser had not reimbursed expenses
and the Portfolio had not received credits
for directed brokerage transactions or fees
paid indirectly the ratios would have been:
Ratio of expenses to average net assets (d)                               1.01%                1.05%               1.45%
Ratio of net investment income/(loss)
to average net assets (d)                                                (0.02)%               (0.01)%            (0.34)%

AAL Variable Products Series Fund, Inc.
Financial Highlights - continued

                                                                                      Mid Cap Index Portfolio
-----------------------------------------------------------------------------------------------------------------------------
                                                                           Year                Year              Period
                                                                          Ended               Ended               Ended
For a share outstanding throughout each period (a)                   12/31/2003          12/31/2002          12/31/2001(e)
                                                                     ----------          ----------          ----------
Net Asset Value, Beginning of Period                                      $8.65              $10.23              $10.00
                                                                     ----------          ----------          ----------
Income from Investment Operations
Net investment income                                                      0.06                0.05                0.06
Net realized and unrealized gain/(loss)
on investments (b)                                                         2.95               (1.54)               0.25
                                                                     ----------          ----------          ----------
Total from Investment Operations                                           3.01               (1.49)               0.31
                                                                     ----------          ----------          ----------
Less Distributions from
Net investment income                                                     (0.06)              (0.05)              (0.06)
Net realized gain on investments                                          (0.07)              (0.04)              (0.02)
                                                                     ----------          ----------          ----------
Total Distributions                                                       (0.13)              (0.09)              (0.08)
                                                                     ----------          ----------          ----------
Net Asset Value, End of period                                           $11.53               $8.65              $10.23
Total return (c)                                                          34.80%             (14.65)%              3.11%
Net assets, end of period (in millions)                                   $76.2               $30.6               $14.3
Ratio of expenses to average net assets (d)                                0.36%               0.34%               0.35%
Ratio of net investment income
to average net assets (d)                                                  0.88%               0.79%               0.80%
Portfolio turnover rate                                                      25%                 14%                 20%

If the Adviser had not reimbursed expenses
and the Portfolio had not received credits
for directed brokerage transactions or fees
paid indirectly the ratios would have been:
Ratio of expenses to average net assets (d)                                0.64%               0.83%               1.13%
Ratio of net investment income/(loss)
to average net assets (d)                                                  0.60%               0.30%               0.02%

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

    The accompanying notes to the financial statements are an integral part of this schedule.

AAL Variable Products Series Fund, Inc.
Financial Highlights - continued
                                                                      Small Cap Index Portfolio
---------------------------------------------------------------------------------------------------------------------
                                                  Year          Year           Year           Year           Year
                                                 Ended          Ended          Ended          Ended          Ended
For a share outstanding throughout each       12/31/2003     12/31/2002     12/31/2001     12/31/2000     12/31/1999
period (a)
                                              ----------     ----------     ----------     ----------      ----------
Net Asset Value, Beginning of Period            $11.52         $13.59         $13.64         $13.20          $12.40
                                              ----------     ----------     ----------     ----------      ----------
Income from Investment Operations
Net investment income/(loss)                      0.07           0.05           0.05           0.06            0.06
Net realized and unrealized gain/(loss)
on investments (b)                                4.29          (2.07)          0.82           1.44            1.43
                                              ----------     ----------     ----------     ----------      ----------
Total from Investment Operations                  4.36          (2.02)          0.87           1.50            1.49
                                              ----------     ----------     ----------     ----------      ----------
Less Distributions from
Net investment income                            (0.05)            --          (0.05)         (0.06)          (0.06)
Net realized gain on investments                    --          (0.05)         (0.87)         (1.00)          (0.63)
                                              ----------     ----------     ----------     ----------      ----------
Total Distributions                              (0.05)         (0.05)         (0.92)         (1.06)          (0.69)
                                              ----------     ----------     ----------     ----------      ----------
Net Asset Value, End of period                  $15.83         $11.52         $13.59         $13.64          $13.20
                                              ----------     ----------     ----------     ----------      ----------
Total return (c)                                 38.16%        (14.87)%         6.38%         11.23%          12.19%
Net assets, end of period (in millions)         $394.8         $273.4         $324.5         $304.7          $226.0
Ratio of expenses to average net assets (d)       0.40%          0.40%          0.39%          0.35%           0.35%
Ratio of net investment income/(loss)
  to average net assets (d)                       0.52%          0.40%          0.40%          0.43%           0.49%
Portfolio turnover rate                             15%            17%            20%            46%             31%

If the Adviser had not reimbursed expenses
and the Portfolio had not received credits
for directed brokerage transactions or fees
paid indirectly the ratios would have been:
Ratio of expenses to average net assets (d)       0.40%          0.40%          0.40%          0.40%           0.41%
Ratio of net investment income/(loss)
to average net assets (d)                         0.52%          0.40%          0.39%          0.37%           0.44%

AAL Variable Products Series Fund, Inc.
Financial Highlights - continued
                                                          Small Cap Value
                                                            Portfolio(f)
-------------------------------------------------------------------------
                                                               Period
                                                                Ended
For a share outstanding throughout each period (a)         12/31/2003
                                                           ----------
Net Asset Value, Beginning of Period                           $10.00
                                                           ----------
Income from Investment Operations
Net investment income/(loss)                                     0.01
Net realized and unrealized gain/(loss)
on investments (b)                                               4.15
                                                           ----------
Total from Investment Operations                                 4.16
                                                           ----------
Less Distributions from
Net investment income                                           (0.01)
Net realized gain on investments                                (0.42)
                                                           ----------
Total Distributions                                             (0.43)
                                                           ----------
Net Asset Value, End of period                                 $13.73
                                                           ----------
Total return (c)                                                41.55%
Net assets, end of period (in millions)                         $19.8
Ratio of expenses to average net assets (d)                      0.80%
Ratio of net investment income/(loss)
  to average net assets (d)                                      0.12%
Portfolio turnover rate                                            54%

If the Adviser had not reimbursed expenses
and the Portfolio had not received credits
for directed brokerage transactions or fees
paid indirectly the ratios would have been:
Ratio of expenses to average net assets (d)                      1.69%
Ratio of net investment income/(loss)
to average net assets (d)                                       (0.77)%

AAL Variable Products Series Fund, Inc.
Financial Highlights - continued

                                                                     International Portfolio
----------------------------------------------------------------------------------------------------------------------
                                                Year           Year          Year           Year          Year
                                               Ended          Ended          Ended          Ended         Ended
For a share outstanding throughout          12/31/2003     12/31/2002     12/31/2001     12/31/2000     12/31/1999
each period (a)
                                            ----------      ----------    ----------     ----------     ----------
Net Asset Value, Beginning of Period          $7.16           $8.96         $12.28          $15.44         $11.05
                                            ----------      ----------    ----------     ----------     ----------
Income from Investment Operations
Net investment income                          0.08            0.06           0.08            0.28           0.06
Net realized and unrealized gain/(loss)
on investments (b)                             2.00           (1.77)         (3.21)          (2.93)          4.51
                                            ----------      ----------    ----------     ----------     ----------
Total from Investment Operations               2.08           (1.71)         (3.13)          (2.65)          4.57
                                            ----------      ----------    ----------     ----------     ----------
Less Distributions from
Net investment income                         (0.09)          (0.09)         (0.19)          (0.28)         (0.09)
Net realized gain on investments                 --              --             --           (0.23)         (0.09)
                                            ----------      ----------    ----------     ----------     ----------
Total Distributions                           (0.09)          (0.09)         (0.19)          (0.51)         (0.18)
                                            ----------      ----------    ----------     ----------     ----------
Net Asset Value, End of period                $9.15           $7.16          $8.96          $12.28         $15.44
                                            ----------      ----------    ----------     ----------     ----------
Total return (c)                              28.61%         (19.05)%       (25.49)%        (17.13)%        41.50%
Net assets, end of period (in millions)      $106.1           $57.0          $60.9           $79.6          $44.0
Ratio of expenses to average net assets (d)    0.82%           0.80%          0.80%           0.80%          0.80%
Ratio of net investment income
to average net assets (d)                      1.18%           0.82%          0.76%           2.46%          0.74%
Portfolio turnover rate                          70%             57%            49%             30%            45%

If the Adviser had not reimbursed expenses
and the Portfolio had not received credits
for directed brokerage transactions or fees
paid indirectly the ratios would have been:
Ratio of expenses to average net assets (d)    1.09%           1.11%          1.08%           0.98%          1.13%
Ratio of net investment income/(loss)
to average net assets (d)                      0.91%           0.51%          0.48%           2.27%          0.41%

AAL Variable Products Series Fund, Inc.
Financial Highlights - continued

                                                                                    Capital Growth Portfolio
------------------------------------------------------------------------------------------------------------------------
                                                                           Year                Year              Period
                                                                          Ended               Ended               Ended
For a share outstanding throughout each period (a)                   12/31/2003          12/31/2002          12/31/2001(e)
                                                                     ----------          ----------          ----------
Net Asset Value, Beginning of Period                                      $7.08               $9.19              $10.00
                                                                     ----------          ----------          ----------
Income from Investment Operations
Net investment income                                                      0.04                0.04                0.03
Net realized and unrealized gain/(loss)
on investments (b)                                                         1.48               (2.11)              (0.81)
                                                                     ----------          ----------          ----------
Total from Investment Operations                                           1.52               (2.07)              (0.78)
                                                                     ----------          ----------          ----------
Less Distributions from
Net investment income                                                     (0.04)              (0.04)              (0.03)
Net realized gain on investments                                             --                  --                  --
                                                                     ----------          ----------          ----------
Total Distributions                                                       (0.04)              (0.04)              (0.03)
                                                                     ----------          ----------          ----------
Net Asset Value, End of period                                            $8.56               $7.08               $9.19
Total return (c)                                                          21.36%             (22.50)%             (7.78)%
Net assets, end of period (in millions)                                  $282.4               $76.6               $51.7
Ratio of expenses to average net assets (d)                                0.64%               0.64%               0.65%
Ratio of net investment income
to average net assets (d)                                                  0.80%               0.67%               0.60%
Portfolio turnover rate                                                      33%                  7%                  1%

If the Adviser had not reimbursed expenses
and the Portfolio had not received credits
for directed brokerage transactions or fees
paid indirectly the ratios would have been:
Ratio of expenses to average net assets (d)                                0.77%               0.86%               1.04%
Ratio of net investment income/(loss)
to average net assets (d)                                                  0.67%               0.45%               0.21%

(d) Computed on an annualized basis for periods less than one year.

(e) Since inception, March 1, 2001.

(f) Since inception, April 30, 2003.

The accompanying notes to the financial statements are an integral part of this schedule.

AAL Variable Products Series Fund, Inc.
Financial Highlights - continued

                                                                           Large Company Index Portfolio
-----------------------------------------------------------------------------------------------------------------------------
                                                             Year           Year           Year           Year           Year
                                                            Ended          Ended          Ended          Ended          Ended
For a share outstanding throughout each period (a)     12/31/2003     12/31/2002     12/31/2001     12/31/2000     12/31/1999
                                                       ----------     ----------      ---------     ----------     ----------
Net Asset Value, Beginning of Period                       $15.68         $20.26         $24.12         $27.10         $22.90
                                                       ----------     ----------      ---------     ----------     ----------
Income from Investment Operations
Net investment income                                        0.24           0.23           0.21           0.23           0.25
Net realized and unrealized gain/
(loss) on investments (b)                                    4.10          (4.73)         (3.13)         (2.70)          4.42
                                                       ----------     ----------      ---------      ----------    ----------
Total from Investment Operations                             4.34          (4.50)         (2.92)         (2.47)          4.67
                                                       ----------     ----------      ---------      ----------    ----------
Less Distributions from
Net investment income                                       (0.23)            --          (0.21)         (0.23)         (0.25)
Net realized gain on investments                               --          (0.08)         (0.73)         (0.28)         (0.22)
                                                       ----------     ----------      ---------      ----------    ----------
Total Distributions                                         (0.23)         (0.08)         (0.94)         (0.51)         (0.47)
                                                       ----------     ----------      ---------      ----------    ----------
Net Asset Value, End of period                             $19.79         $15.68         $20.26         $24.12         $27.10
                                                       ----------     ----------      ---------      ----------    ----------
Total return (c)                                            28.21%        (22.21)%       (12.15)%        (9.18)%        20.52%
Net assets, end of period (in millions)                    $725.0         $535.0         $755.4         $904.8         $873.8
Ratio of expenses to average net assets (d)                  0.36%          0.36%          0.34%          0.31%          0.32%
Ratio of net investment income to
average net assets (d)                                       1.42%          1.24%          0.98%          0.87%          1.01%
Portfolio turnover rate (e)                                     1%             6%             4%             4%             3%

If the Adviser had not reimbursed
expenses and the Portfolio had not
received credits for directed brokerage
transactions or fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets (d)                  0.36%          0.36%          0.35%          0.34%          0.35%
Ratio of net investment income to
average net assets (d)                                       1.42%          1.24%          0.97%          0.84%          0.98%

AAL Variable Products Series Fund, Inc.
Financial Highlights - continued

                                                                                High Yield Bond Portfolio
-----------------------------------------------------------------------------------------------------------------------------
                                                             Year           Year           Year           Year           Year
                                                            Ended          Ended          Ended          Ended          Ended
For a share outstanding throughout each period (a)     12/31/2003     12/31/2002     12/31/2001     12/31/2000     12/31/1999
                                                       ----------     ----------      ---------     ----------     ----------
Net Asset Value, Beginning of Period                        $5.81          $6.33          $6.84          $7.69          $8.95
Income from Investment Operations
Net investment income                                        0.50           0.52           0.60           0.74           0.89
Net realized and unrealized gain/
(loss) on investments (b)                                    0.93          (0.52)         (0.50)         (0.85)         (1.26)
Total from Investment Operations                             1.43             --           0.10          (0.11)         (0.37)
Less Distributions from
Net Investment Income                                       (0.50)         (0.52)         (0.61)         (0.74)         (0.89)
Net Asset Value, End of period                              $6.74          $5.81          $6.33          $6.84          $7.69
Total return (c)                                            25.41%          0.40%          1.41%         (1.46)%        (4.45)%
Net assets, end of period (in millions)                     $76.0          $41.1          $34.5          $33.6          $33.2
Ratio of expenses to average net assets (d)                  0.41%          0.40%          0.40%          0.40%          0.40%
Ratio of net investment income to
average net assets (d)                                       7.86%          8.89%          9.01%         10.19%         10.70%
Portfolio turnover rate (e)                                    95%           100%            76%            99%            44%

If the Adviser had not reimbursed
expenses and the Portfolio had not
received credits for fees paid
indirectly the ratios would have been:
Ratio of expenses to average net assets (d)                 0.59%           0.64%          0.65%          0.53%          0.50%
Ratio of net investment income to
average net assets (d)                                      7.68%           8.65%          8.76%         10.06%         10.61%

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

    The accompanying notes to the financial statements are an integral part of this schedule.

AAL Variable Products Series Fund, Inc.
Financial Highlights - continued

                                                  Real Estate Securities Portfolio(f)
----------------------------------------------------------------------------------------
                                                                Period
                                                                ended
For a share outstanding throughout                            2/31/2003
each period (a)
                                                             ----------
Net Asset Value, Beginning of Period                           $10.00
                                                             ----------
Income from Investment Operations
Net investment income                                            0.20
Net realized and unrealized gain/(loss) on investments (b)       0.80
                                                             ----------
Total from Investment Operations                                 3.00
                                                             ----------
Less Distributions from
Net investment income                                           (0.20)
Net realized gain on investments                                (0.14)
                                                             ----------
Total Distributions                                             (0.34)
                                                             ----------
Net Asset Value, End of period                                 $12.66
                                                             ----------
Total return (c)                                                30.02%
Net assets, end of period (in millions)                         $51.8
Ratio of expenses to average net assets (d)                      0.80%
Ratio of net investment income to average net assets (d)         4.87%
Portfolio turnover rate (e)                                        45%

If the Adviser had not reimbursed
expenses and the Portfolio had not
received credits for directed brokerage
transactions or fees paid indirectly
the ratios would have been:
Ratio of expenses to average net assets (d)                      1.11%
Ratio of net investment income to average net assets (d)         4.56%

AAL Variable Products Series Fund, Inc.
Financial Highlights - continued
                                                             Balanced Portfolio
-----------------------------------------------------------------------------------------------------------------------------
                                                             Year           Year           Year           Year           Year
                                                            Ended          Ended          Ended          Ended          Ended
For a share outstanding throughout each period (a)     12/31/2003     12/31/2002     12/31/2001     12/31/2000     12/31/1999
                                                       ----------     ----------      ---------     ----------     ----------
Net Asset Value, Beginning of Period                       $12.75         $14.38         $15.45         $16.72         $15.97
Income from Investment Operations
Net investment income                                        0.33           0.39           0.40           0.56           0.53
Net realized and unrealized gain/
(loss) on investments (b)                                    1.78          (1.72)         (0.94)         (0.67)          1.19
                                                       ----------     ----------      ---------     ----------     ----------
Total from Investment Operations                             2.11          (1.33)         (0.54)         (0.11)          1.72
                                                       ----------     ----------      ---------     ----------     ----------
Less Distributions from
Net investment income                                       (0.41)            --          (0.45)         (0.56)         (0.53)
Net realized gain on investments                               --          (0.30)         (0.08)         (0.60)         (0.44)
                                                       ----------     ----------      ---------     ----------     ----------
Total Distributions                                         (0.41)         (0.30)         (0.53)         (1.16)         (0.97)
                                                       ----------     ----------      ---------     ----------     ----------
Net Asset Value, End of period                             $14.45         $12.75         $14.38         $15.45         $16.72
Total return (c)                                            17.17%         (9.25)%        (3.49)%        (0.67)%        11.00%
                                                       ----------     ----------      ---------     ----------     ----------
Net assets, end of period (in millions)                    $721.1         $620.7         $744.4         $803.6         $777.6
                                                       ----------     ----------      ---------     ----------     ----------
Ratio of expenses to average net assets (d)                  0.36%          0.36%          0.35%          0.32%          0.32%
Ratio of net investment income to
average net assets (d)                                       2.49%          2.81%          2.70%          3.41%          3.26%
Portfolio turnover rate (e)                                    69%            25%            29%            18%            17%

If the Adviser had not reimbursed
expenses and the Portfolio had not
received credits for directed brokerage
transactions or fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets (d)                  0.36%          0.36%          0.35%          0.35%         0.36%
Ratio of net investment income to
average net assets (d)                                       2.49%          2.81%          2.70%          3.38%         3.22

AAL Variable Products Series Fund, Inc.
Financial Highlights - continued
                                                            Bond Index Portfolio
-----------------------------------------------------------------------------------------------------------------------------
                                                             Year           Year           Year           Year           Year
                                                            Ended          Ended          Ended          Ended          Ended
For a share outstanding throughout each period (a)     12/31/2003     12/31/2002     12/31/2001     12/31/2000     12/31/1999
                                                       ----------     ----------      ---------     ----------     ----------
Net Asset Value, Beginning of Period                       $10.66         $10.24         $10.03          $9.60         $10.36
Income from Investment Operations
Net investment income                                        0.42           0.51           0.55           0.64           0.62
Net realized and unrealized gain/
(loss) on investments (b)                                   (0.05)          0.46           0.27           0.43          (0.76)
                                                       ----------     ----------      ---------     ----------     ----------
Total from Investment Operations                             0.37           0.97           0.82           1.07          (0.14)
                                                       ----------     ----------      ---------     ----------     ----------
Less Distributions from
Net Investment Income                                       (0.45)         (0.55)         (0.61)         (0.64)         (0.62)
                                                       ----------     ----------      ---------     ----------     ----------
Net Asset Value, End of period                             $10.58         $10.66         $10.24         $10.03          $9.60
                                                       ----------     ----------      ---------     ----------     ----------
Total return (c)                                             3.59%          9.68%          8.47%         11.45%         (1.35)%
Net assets, end of period (in millions)                    $244.7         $183.9          $99.7          $59.9          $56.4
Ratio of expenses to average net assets (d)                  0.34%          0.35%          0.35%          0.35%          0.35%
Ratio of net investment income to
average net assets (d)                                       3.90%          4.87%          5.28%          6.54%          6.33%
Portfolio turnover rate (e)                                   213%            38%            51%            27%            20%

If the Adviser had not reimbursed
expenses and the Portfolio had not
received credits for directed brokerage
transactions or fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets (d)                  0.41%          0.44%          0.49%          0.44%          0.44%
Ratio of net investment income to average net assets (d)     3.83%          4.78%          5.14%          6.45%          6.23%

AAL Variable Products Series Fund, Inc.
Financial Highlights - continued

                                                            Mortgage Securities Portfolio(e)
---------------------------------------------------------------------------------------------
                                                                         Period
                                                                          Ended
For a share outstanding throughout each period (a)                   12/31/2003
                                                                     ----------
Net Asset Value, Beginning of Period                                     $10.00
                                                                     ----------
Income from Investment Operations
Net investment income                                                      0.19
Net realized and unrealized gain/(loss) on investments (b)                (0.01)
                                                                     ----------
Total from Investment Operations                                           0.18
                                                                     ----------
Less Distributions from
Net Investment Income                                                     (0.19)
                                                                     ----------
Net Asset Value, End of period                                            $9.99
                                                                     ----------
Total return (c)                                                           1.85%
Net assets, end of period (in millions)                                   $27.9
Ratio of expenses to average net assets (d)                                0.50%
Ratio of net investment income to average net assets (d)                   2.94%
Portfolio turnover rate (e)                                                 921%

If the Adviser had not reimbursed
expenses and the Portfolio had not
received credits for directed brokerage
transactions or fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets (d)                                0.79%
Ratio of net investment income to average net assets (d)                   2.65%

(d) Computed on an annualized basis for periods less than one year.

(e) During the year ended December 31, 2003, the Balanced, Bond Index and
    Mortgage Securities Portfolios began participating in mortgage dollar roll transactions. The portfolio turnover calculation includes the effect of participating in these transactions.

(f) Since inception, April 30, 2003.

    The accompanying notes to the financial statements are an integral part of this schedule.

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Board of Directors and Officers

The following table provides information about the Directors and officers of the Fund. Unless otherwise indicated, the business address of each Director and officer is 625 Fourth Avenue South, Minneapolis,
Minnesota 55415. Additional information about the Fund's Directors is available in the Statement of Additional Information. You may
obtain a copy of that document without charge by calling (800) Thrivent.

Interested Directors /1/

                           Position with the Fund,               Principal         Number of Portfolios
                              Term of Office and            Occupation(s) During     in Fund Complex        Other Directorships
Name, Address, and Age      Length of Time Served /2/           Past 5 Years       Overseen by Director /3/   Held by Trustee
--------------------------------------------------------------------------------------------------------------------------------
John O. Gilbert           Chairman and Director         Chairman, Thrivent       20 of The AAL Mutual      Chairman of the Life
Age 61                    since 1999                    Financial for Lutherans  Funds, 11 of The          Office Management
                                                                                 Lutheran Brotherhood      Association (LOMA)
                                                                                 Family of Funds, 14 of    board of directors;
                                                                                 the AAL Variable          member of the board of
                                                                                 Product Series Fund,      regents for Luther
                                                                                 Inc., 14 of the LB        College in Decorah,
                                                                                 Series Fund, Inc.         Iowa; member of the
                                                                                                           board for Fox PAC--
                                                                                                           Performing Arts Center
                                                                                                           in Appleton, Wisconsin;
                                                                                                           Trustee, Luther
                                                                                                           Seminary Foundation

Lawrence W.               Director since 2002           Executive Vice           20 of The AAL Mutual      St. Paul Chamber
Stranghoener                                            President and Chief      Funds, 14 of the AAL      Orchestra Board;
Age 49                                                  Financial Officer,       Variable Product Series   Metropolitan Economic
                                                        Thrivent Financial for   Fund, Inc.                Development
                                                        Lutherans since 2002;                              Association; Director,
                                                        Executive Vice                                     Kennametal, Inc.
                                                        President and Chief
                                                        Financial Officer,
                                                        Lutheran Brotherhood
                                                        in 2001; Executive Vice
                                                        President and Chief
                                                        Financial Officer,
                                                        Techies.com in 2000;
                                                        Vice President and
                                                        Chief Financial Officer,
                                                        Honeywell Inc. from
                                                        1983 to 1999

Board of Directors and Officers

Independent Directors /4/ -- continued

                           Position with the Fund,               Principal         Number of Portfolios
                              Term of Office and            Occupation(s) During     in Fund Complex        Other Directorships
Name, Address, and Age      Length of Time Served /2/           Past 5 Years       Overseen by Director /3/   Held by Trustee
--------------------------------------------------------------------------------------------------------------------------------
F. Gregory Campbell      Director since 1992            President, Carthage      20 of The AAL Mutual      Director, National
Age 64                                                  College                  Funds, 14 of the AAL      Association of
                                                                                 Variable Product Series   Independent Colleges
                                                                                 Fund, Inc.                and Universities;
                                                                                                           Director, Johnson
                                                                                                           Family Funds, Inc.,
                                                                                                           an investment company
                                                                                                           consisting of four
                                                                                                           portfolios; Kenosha
                                                                                                           Hospital and Medical
                                                                                                           Center Board; Prairie
                                                                                                           School Board; United
                                                                                                           Health Systems Board

Herbert F.               Director since 2003            Management              20 of The AAL Mutual       None
Eggerding, Jr.                                          consultant to several   Funds, 14 of the AAL
Age 66                                                  privately owned         Variable Product Series
                                                        companies               Fund, Inc., 11 of The
                                                                                Lutheran Brotherhood
                                                                                Family of Funds, 14 of
                                                                                the LB Series Fund, Inc.

Richard L. Gady           Director since 1987           Retired; previously     20 of The AAL Mutual       International
Age 60                                                  Vice President, Public  Funds, 14 of the AAL       Agricultural Marketing
                                                        Affairs and Chief       Variable Product Series    Association Board
                                                        Economist, Conagra,     Fund, Inc.
                                                        Inc. (agribusiness)

Edward W. Smeds           Director since 1999           Retired                 20 of The AAL Mutual       Chairman of Carthage
Age 67                                                                          Funds, 14 of the AAL       College Board
                                                                                Variable Product Series
                                                                                Fund, Inc.

Board of Directors and Officers

Officers -- continued

                          Position with the Fund,
                             Term of Office and
Name, Address and Age     Length of Time Served /2/      Principal Occupation(s) During Past 5 Years
------------------------------------------------------------------------------------------------------------------
Pamela J. Moret          President since 2002            Executive Vice President, Marketing and Products, Thrivent
Age 47                                                   Financial for Lutherans since 2002; previously, Senior Vice
                                                         President, Products, American Express Financial Advisors
                                                         from 2001 to 2002; Vice President, Variable Assets, American
                                                         Express Financial Advisors from 1996 to 2000

Charles D. Gariboldi     Treasurer since 1999            Vice President of Investment Accounting, Thrivent Financial
Age 44                                                   for Lutherans since 2002; Vice President of Investment
                                                         Accounting, Aid Association for Lutherans from 1999 to 2001;
                                                         Treasurer, The AAL Mutual Funds since 1997

Brett L. Agnew           Secretary since 2002            Senior Counsel, Tnrivent Financial for Lutherans since 2002;
Age 32                                                   Counsel, Aid Association for Lutherans from 2001 to 2002;
                                                         Consultant, Principal Financial Group from 1998 to 2001

James H. Abitz           Vice President since 1999       Senior Vice President, Investments, Thrivent Financial
Age 58                                                   for Lutherans

Karl D. Anderson         Vice President since 2003       Vice President, Investment Product Solutions Management,
Age 42                                                   Thrivent Financial for Lutherans since 2002; Vice President and Actuary, Aid Association for Lutherans from 1997 to 2002

Frederick P. Johnson     Vice President since 2003       Vice President, Investment Operations, Thrivent Financial for
Age 41                                                   Lutherans since 2002; Vice President, Investment Operations,
                                                         Lutheran Brotherhood in 2001; Assistant Vice President,
                                                         Investment Operations, Lutheran Brotherhood from 1994
                                                         to 2001

Thomas R. Mischka        Vice President and              Vice President, Divisional Support Services, Thrivent Financial
Age 44                   Anti-Money Laundering           for Lutherans since 2003; Vice President, Marketing, Aid
                         Officer since 2003              Association for Lutherans from 1997 to 2003

Brenda J. Pederson       Vice President since 2003       Vice President, Member Support and Mutual Fund Operations,
Age 42                                                   Thrivent Financial for Lutherans from 2002 to 2003; Vice
                                                         President, Member Services, Lutheran Brotherhood from 2001 to
                                                         2002; Assistant Vice President, Member Services, Lutheran
                                                         Brotherhood from 1997 to 2001

John C. Bjork            Assistant Secretary             Senior Counsel, Thrivent Financial for Lutherans since 2002;
Age 50  since 2003                                       Counsel, Lutheran Brotherhood from 1987 to 2001

James E. Nelson          Assistant Secretary             Vice President, Securities Law, Thrivent Financial for
Age 43                   since 2003                      Lutherans since 2002; Head of Securities Law, Lutheran
                                                         Brotherhood from 2001 to 2002; Counsel and head of Insurance
                                                         Practice Group, Law Division of ING ReliaStar (formerly
                                                         ReliaStar Financial Corp.) from 1998 to 2001

Marlene J. Nogle         Assistant Secretary             Senior Counsel, Thrivent Financial for Lutherans since 2002;
Age 56                   since 2003                      Senior Counsel and Assistant Vice President, Lutheran
                                                         Brotherhood from 1991 to 2002

Todd J. Kelly            Assistant Treasurer             Director, Fund Accounting Operations, Thrivent Financial for
222 West College Avenue  since 1999                      Lutherans since 2002; Manager, Mutual Fund Accounting, Aid
Appleton, WI                                             Association for Lutherans from 1996 to 2002
Age 34

Gerard V. Vaillancourt   Assistant Treasurer             Director, Fund Accounting Administration, Thrivent Financial
Age 36                   since 2002                      for Lutherans since 2002; Manager-Portfolio Compliance,
                                                         Lutheran Brotherhood from 2001 to 2002; Manager, Fund
                                                         Accounting, Minnesota Life from 2000 to 2001; Supervisor,
                                                         Securities Accounting, Lutheran Brotherhood from 1998
                                                         to 2000

/1/"Interested person" of the Fund as defined in the Investment
   Company Act of 1940 by virtue of positions with Thrivent Financial.
   Mr. Gilbert is considered an interested person because of his principal occupation with Thrivent Financial, the adviser and an affiliate of the Fund.

/2/Each Director serves an indefinite term until his or her successor is duly elected and qualified. The bylaws of the Fund provide that each Director must retire at the end of the year in which the Director attains age 70. Officers serve at the discretion of the board until their successors are duly appointed and qualified.

/3/The "Fund Complex" includes the 11 series of The Lutheran
   Brotherhood Family of Funds, the 20 series of The AAL Mutual Funds, the 14 series of AAL Variable Product Series Fund, Inc., and the 14 series of LB Series Fund, Inc.

/4/The Directors other than Mr. Gilbert and Mr. Stranghoener are not
   "interested persons" of the Fund and are referred to as "Independent
   Directors."

AAL Variable Product Series Fund, Inc.
LB Series Fund, Inc.
AAL Variable Annuity Account I
AAL Variable Annuity Account II
LB Variable Annuity Account I
LB Variable Insurance Account I
LBVIP Variable Annuity Account I
LBVIP Variable Insurance Account
LBVIP Variable Insurance Account II
Thrivent Variable Annuity Account I
Thrivent Variable Life Account I

Supplement to Prospectuses dated April 30, 2003

Thrivent Variable Life Account I

Supplement to Prospectus dated December 31, 2003

Small Cap Stock Portfolio

Christopher J. Serra, CFA will serve as portfolio manager of the Small
Cap Stock Portfolio. Mr. Serra also serves as portfolio manager of the
Thrivent Small Cap Stock Portfolio a series of an affiliated mutual fund group. Mr. Serra has served as the portfolio manager to the Small
Cap Value Fund and Small Cap Value Portfolio from 2001 to 2004. From
1999 to 2001 Mr. Serra was the assistant portfolio manager of The AAL
Small Cap Stock Fund. From 1998 to 1999 Mr. Serra served as senior equity analyst for Thrivent Financial.

Mid Cap Stock Portfolio

Brian J. Flanagan, CFA and John E. Hintz, CFA will serve as portfolio co-managers of the Mid Cap Stock Portfolio.

Brian J. Flanagan, CFA will serve as portfolio co-manager of the Mid
Cap Stock Portfolio. Mr. Flanagan has served as the portfolio co-manager of the Technology Stock Fund since 2000. Mr. Flanagan also serves as portfolio manager of the Thrivent Technology Stock
Portfolio, Technology Stock Portfolio, and the Mid Cap Stock Fund each a series of an affiliated mutual fund group. Mr. Flanagan has been with Thrivent Financial since 1996.

John E. Hintz, CFA will serve as portfolio co-manager of the Mid Cap
Stock Portfolio. Mr. Hintz also co-manages the Mid Cap Stock Fund a series of an affiliated mutual fund group. Mr. Hintz has served as
Director of Research with Thrivent Financial. since 2001. Mr. Hintz was an Equity Analyst from 1997 to 2001.

The date of this Supplement is February 13, 2004.

Please include this Supplement with your Prospectus.

We're Listening to You!
In response to shareholder concerns regarding
multiple mailings, we are sending one Annual
Report for AAL Variable Product Series
Fund, Inc. to each household. This consolidation
helps reduce printing and postage costs,
thereby saving money. If you
wish to receive an additional copy of this report,
call us toll free at 800-847-4836.

[GRAPHIC OMITTED: THRIVENT FINANCIAL FOR LUTHERANS LOGO]
625 Fourth Ave. S., Minneapolis, MN 55415-1665
www.thrivent.com [Bullet] e-mail: mail@thrivent.com
[Bullet] 800-THRIVENT (800-847-4836)

[GRAPHIC OMITTED: THRIVENT INVESTMENT MANAGEMENT TRADEMARK LOGO]
625 Fourth Ave. S., Minneapolis, MN 55415-1665
www.thrivent.com [Bullet] e-mail: mail@thrivent.com
[Bullet] 800-THRIVENT (800-847-4836)

Item 2. Code of Ethics
The Code of Ethics for the Principal  Executive  Officer,  Principal  Financial Officer,  and Principal  Accounting
Officer is attached as an exhibit pursuant to Item 11(a).

Item 3. Audit Committee Financial Expert
Registrant's  Board of Directors has determined  that Herbert F.  Eggerding,  Jr., an independent  trustee,  is the
Audit Committee Financial Expert.

Item 4. Principal Accountant Fees and Services

(a)  Audit Fees

     The aggregate fees billed by registrant's independent public accountants,  PricewaterhouseCoopers  LLP ("PwC")
     for each of the last two fiscal  years for  professional  services  rendered in  connection  with the audit of registrant's  annual  financial  statements  or  services  that are  normally  provided by the  accountant  in connection  with  statutory and regulatory  filings or  engagements  were $146,800 for the year ended December
     31, 2002, and $159,000 for the year ended December 31, 2003.

(b)  Audit-Related Fees

     The  aggregate  fees PwC billed to  registrant  for each of the last two fiscal years for  assurance and other services which are reasonably  related to the  performance  of  registrant's  audit and are not reported under
     Item 4(a) were $0 and $0 for the years ended  December  31, 2002 and  December  31,  2003,  respectively.  The aggregate fees PwC billed to Thrivent  Financial and its affiliates for assurance and other services  directly related to the  operations  and  financial  reporting of  registrant  were $0 for the year ended  December 31,
     2002, and $0 for the year ended December 31, 2003.

(c)  Tax Fees

     The  aggregate  tax fees PwC billed to  registrant  for each of the last two fiscal years for tax  compliance, tax advice,  and tax planning  services were $51,898 for the year ended December 31, 2002, and $57,375 for the year ended  December 31, 2003.  The  aggregate tax fees PwC billed to Thrivent  Financial  and its  affiliates for services  directly  related to the operations and financial  reporting of registrant were $258,473 for the year ended December 31, 2002, and $313,083 for the year ended December 31, 2003.

(d)  All Other Fees

     For the fiscal years ended  December 31, 2002 and 2003,  the Fund paid PwC no other fees.  Thrivent  Financial and its affiliates  paid PwC $73,717 in 2002 for AIMR  compliance and training  services [but only if directly related to the operations and financial reporting of registrant] and no additional fees in 2003.

(e)  Registrant's   audit  committee  charter,  adopted   in  August  2003,   provides  that  the  audit  committee
     (comprised of the  independent  directors of  registrant)  is  responsible  for  pre-approval  of all auditing services  performed  for the  registrant.  The audit  committee  reports to the Board of  Directors  ("Board")
     regarding  its approval of the  engagement of the auditor and the proposed  fees for the  engagement,  and the majority of the Board  (including  the members of the Board who are  independent  directors)  must approve the auditor at an in-person  meeting . The audit  committee also is responsible for  pre-approval  (subject to the de minimus exceptions for non-audit services described in
     Section  10A(i)(1)(B)  of the  Securities  Exchange  Act of 1934,  as  amended) of all  non-auditing  services performed  for the  registrant  or for any service  affiliate  of  registrant.  Registrant's  audit  committee charter also permits a designated  member of the audit  committee to  pre-approve,  between  meetings,  one or more non-audit  service  projects,  subject to  ratification by the audit committee at the next meeting of the audit  committee.  Registrant's  audit  committee  pre-approved  all fees described  above which PwC billed to registrant.  The fees billed to Thrivent  Financial and its affiliates  were for periods prior to the adoption of registrant's charter, and registrant did not pre-approve those fees.

(f)  Less than 50% of the hours billed by PwC for auditing services to registrant for the fiscal year ended
     December 31, 2003, were for work performed by persons other than full-time, permanent employees of PwC.

(g)  The aggregate  non-audit  fees billed by PwC to registrant  and to Thrivent  Financial and its  affiliates for the fiscal years ending December 31, 2002, and December 31, 2003, were $332,190 and $313,083.

(h)  Registrant's  audit  committee has considered the non-audit  services  provided to the registrant and Thrivent
     Financial and its  affiliates as described  above and determined  that these services do not compromise  PwC's independence.

Item 5. Audit Committee of Listed Registrants
        Not applicable.

Item 6. Reserved.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment
        Companies
        Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated
        Purchasers.
        Not applicable.

Item 9.  Sumission of Matters to a Vote of Security Holders

Item 10. Controls and Procedures

(a)(i) The  registrant's  President and Treasurer  have  concluded that the  registrant's  disclosure  controls and procedures  (as defined in Rule 30a-2(c)  under the  Investment  Company Act) provide  reasonable  assurances  that material information  relating to the registrant is made known to them by the appropriate  persons,  based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There were no  significant  changes in  registrant's  internal  controls  or in other  factors  that could significantly affect these controls subsequent to the date of the evaluation referenced in (a)(i) above.

Item 11. Exhibits

(a)  The Code of Ethics pursuant to Item 2 is attached hereto.

(b)  Certifications pursuant to Rule 30a-2 under the Investment Company Act of 1940 and 906 of the
     Sarbanes-Oxley Act of 2002 are attached hereto.

                                                    SIGNATURES

Pursuant to the  requirements  of the Securities  Exchange Act of 1934 and the Investment  Company Act of 1940, the
registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  February 24, 2004                             AAL VARIABLE PRODUCT SERIES FUND, INC.

                                                     By: /s/ Pamela J. Moret
                                                         -----------------------------------------
                                                         Pamela J. Moret
                                                         President

Pursuant to the  requirements of the Securities  Exchange Act of 1934 and the Investment  Company Act of 1940, this report has been signed below by the following  persons on behalf of the  registrant  and in the  capacities  and on the dates indicated.

Date:  February 24, 2004                                               By: /s/ Pamela J. Moret
                                                                           -----------------------------------------
                                                                           Pamela J. Moret
                                                                           President

Date:  February 24, 2004                                               By: /s/ Charles D. Gariboldi
                                                                           -----------------------------------------
                                                                           Charles D. Gariboldi
                                                                           Treasurer

                                            CERTIFICATION BY PRESIDENT

I, Pamela J. Moret, certify that:

1.   I have reviewed this report on Form N-CSR of AAL Variable Product Series Fund, Inc.;

2.   Based on my knowledge,  this report does not contain any untrue  statement of a material fact or omit to state a material  fact  necessary  to make the  statements  made,  in light of the  circumstances  under  which such statements were made, not misleading with respect to the period covered by this report;

3.   Based on my knowledge,  the financial  statements,  and other financial  information  included in this report, fairly  present in all material  respects  the  financial  condition,  results of  operations,  changes in net assets,  and cash flows (if the  financial  statements  are  required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.   The  registrant's  other  certifying  officers  and  I  are   responsible  for  establishing  and  maintaining
     disclosure  controls and procedures  (as defined in Rule 30a-2(c)  under the  Investment  Company Act of 1940)
     for the registrant and have:

     a)  designed such  disclosure  controls and  procedures to ensure that  material  information  relating to the registrant,  including  its  consolidated  subsidiaries,  is  made  known  to us by  others  within  those entities, particularly during the period in which this report is being prepared;

     b)  evaluated the  effectiveness  of the registrant's  disclosure  controls and procedures as of a date within
         90 days prior to the filing date of this report (the "Evaluation Date"); and

     c)  presented  in this  report  our  conclusions  about  the  effectiveness  of the  disclosure  controls  and procedures based on our evaluation as of the Evaluation Date.

5.   The registrant's other certifying officers and I have disclosed,  based on our most recent evaluation,  to the registrant's  auditors and the audit committee of the registrant's  board of directors (or persons  performing the equivalent functions):

     a)  all  significant  deficiencies  in the design or  operation  of internal  controls  which could  adversely affect the  registrant's  ability to  record,  process,  summarize,  and  report  financial  data and have identified for the registrant's auditors any material weaknesses in internal controls; and

     b)  any fraud,  whether or not material,  that involves  management or other  employees who have a significant role in the registrant's internal controls; and

6.   The  registrant's  other  certifying  officers and I have  indicated in this report  whether or not there were significant  changes in  internal  controls  or in other  factors  that could  significantly  affect  internal controls  subsequent to the date of our most recent  evaluation,  including any corrective actions with regard to significant deficiencies and material weaknesses.

Date: February 24, 2004                                       /s/ Pamela J. Moret
                                                              -----------------------------------------
                                                              Pamela J. Moret
                                                              President

                                            CERTIFICATION BY TREASURER

I, Charles D. Gariboldi, certify that:

1.   I have reviewed this report on Form N-CSR of AAL Variable Product Series Fund, Inc.;

2.   Based on my knowledge,  this report does not contain any untrue  statement of a material fact or omit to state a material  fact  necessary  to make the  statements  made,  in light of the  circumstances  under  which such statements were made, not misleading with respect to the period covered by this report;

3.   Based on my knowledge,  the financial  statements,  and other financial  information  included in this report, fairly  present in all material  respects  the  financial  condition,  results of  operations,  changes in net assets,  and cash flows (if the  financial  statements  are  required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.   The registrant's other certifying  officers and I are responsible for establishing and maintaining  disclosure controls  and  procedures  (as  defined in Rule  30a-2(c)  under the  Investment  Company Act of 1940) for the registrant and have:

     a)  designed such  disclosure  controls and  procedures to ensure that  material  information  relating to the registrant,  including  its  consolidated  subsidiaries,  is  made  known  to us by  others  within  those entities, particularly during the period in which this report is being prepared;

     b)  evaluated the  effectiveness  of the registrant's  disclosure  controls and procedures as of a date within
         90 days prior to the filing date of this report (the "Evaluation Date"); and

     c)  presented  in this  report  our  conclusions  about  the  effectiveness  of the  disclosure  controls  and procedures based on our evaluation as of the Evaluation Date.

5.   The registrant's other certifying officers and I have disclosed,  based on our most recent evaluation,  to the registrant's  auditors and the audit committee of the registrant's  board of directors (or persons  performing the equivalent functions):

     a)  all  significant  deficiencies  in the design or  operation  of internal  controls  which could  adversely affect the  registrant's  ability to  record,  process,  summarize,  and  report  financial  data and have identified for the registrant's auditors any material weaknesses in internal controls; and

     b)  any fraud,  whether or not material,  that involves  management or other  employees who have a significant role in the registrant's internal controls; and

6.   The  registrant's  other  certifying  officers and I have  indicated in this report  whether or not there were significant  changes in  internal  controls  or in other  factors  that could  significantly  affect  internal controls  subsequent to the date of our most recent  evaluation,  including any corrective actions with regard to significant deficiencies and material weaknesses.

Date: February 24, 2004                                       /s/ Charles D. Gariboldi
                                                              -----------------------------------------
                                                              Charles D. Gariboldi
                                                              Treasurer

                           CERTIFICATION UNDER SECTION 906 OF SARBANES-OXLEY ACT OF 2002

Name of Registrant:  AAL Variable Product Series Fund, Inc.

In connection with the Report on Form N-CSR for the above-named  issuer,  the  undersigned  hereby certify,  to the best of her or his knowledge, that:

1.   The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act
     of 1934; and
2.   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Date: February 24, 2004                                       /s/ Pamela J. Moret
                                                              -------------------------------------------
                                                              Pamela J. Moret
                                                              President

Date: February 24, 2004                                       /s/ Charles D. Gariboldi
                                                              ---------------------------------------
                                                              Charles D. Gariboldi
                                                              Treasurer